UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip code)
Jeffrey Mortimer
Laudus Trust
101 Montgomery Street, San Francisco, California 94104
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2009

Item 1:	Report(s) to Shareholders.

Annual Report March 31, 2009

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Funds

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian International Equity Fund

Investor Shares (Ticker Symbol: LIEQX)*	-45.31%
Select Shares® (Ticker Symbol: LIEFX)*	-45.16%
Institutional Shares (Ticker Symbol: LIEIX)*	-45.15%
Benchmark: MSCI EAFE® Index (Net)	-47.37%

Performance Details	pages 6-7

Laudus Mondrian Global Equity Fund

Investor Shares (Ticker Symbol: LGEQX)*	-41.35%
Select Shares® (Ticker Symbol: LGESX)*	-41.27%
Institutional Shares (Ticker Symbol: LGEVX)*	-41.25%
Benchmark: MSCI World® Index (Net)	-44.22%

Performance Details	pages 8-9

Laudus Mondrian Emerging Markets Fund

Investor Shares (Ticker Symbol: LEMIX)	-42.02%
Select Shares® (Ticker Symbol: LEMSX)	-41.82%
Institutional Shares (Ticker Symbol: LEMNX)	-41.78%
Benchmark: MSCI Emerging Markets Index (Net)	-47.07%

Performance Details	pages 10-11

Laudus Mondrian International Fixed Income Fund

Investor Shares (Ticker Symbol: LIFIX)	-5.69%
Select Shares® (Ticker Symbol: LIFSX)	-5.49%
Institutional Shares (Ticker Symbol: LIFNX)	-5.40%
Benchmark: Citigroup non-U.S. Dollar World Government Bond Index	-6.44%

Performance Details	pages 12-13

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates.
Please see prospectus for further detail and investor eligibility requirements.

*	Not Annualized. For the period 6/17/08 (commencement of operation) to 3/31/09.

2 Laudus Mondrian Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, financial markets were besieged with volatility and turmoil, while many economies across the globe experienced slower growth or recession, making investment conditions some of the most difficult in history. Although returns were relatively better in March, the fiscal year was characterized by two particularly bearish periods – the end of 2008 and the beginning of 2009. In this environment, major international equity indices experienced significant declines. The MSCI EAFE Index, for example, was down 46% during the reporting period, while the MSCI Emerging Markets Index declined 47%. On average, returns were down in all major sectors. The fixed income space, usually a bright spot in down markets, was not immune to the current market malady, with the Citigroup Non-U.S. Dollar World Government Bond Index down around 6%.

Within the Laudus Mondrian Fund Family, returns in the funds followed the general downdraft on equity and fixed income prices. In both the international and emerging market fund groups, returns were down between 40-50% on average, indicating that various un-hedged investment strategies were similarly affected by overall market declines. On the fixed income side, returns were down around 6%. In general, modest outperformance relative to funds’ respective benchmarks was primarily attributable to security selection and country allocation. Relative to peers, the Laudus Mondrian Funds performed well in spite of the down market. For more detail, please see the portfolio manager’s commentary in the following pages.

The Laudus Mondrian Funds are sub-advised by Mondrian Investment Partners Limited, a London-based institutional investment manager. Founded in 1990, Mondrian is renowned for its international expertise and its adherence to a consistent value-oriented investment philosophy. Mondrian manages more than $50 billion in assets for some of the world’s largest companies and public retirement plans.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Mondrian Funds 3

The Investment Environment

The past twelve months produced significant negative returns and high volatility in global capital markets, and nearly all major equity indexes lost more than 40%. Generally, U.S. equity markets fared slightly better than international ones, while fixed income outperformed both. Commodity indexes also lost value. Globally, losses were highly synchronized, exhibiting a pattern typical during periods of global economic weakness.

In the U.S., large-cap stocks lost about 38% for the period, but with a wide spread between growth- and value-style equities, as growth outperformed value by about 8%. U.S. small-caps slightly outperformed U.S. large-caps, losing just under 38%. U.S. small-cap growth stocks outperformed value, but still lost more than 36%. Internationally, the results were worse. International large-cap stocks lost nearly 47%, but outperformed international small-cap stocks, which were down more than 48%. As occurred in the U.S., international growth stocks outperformed their value counterparts, but the difference was less, with growth leading by around 3%.

What caused these weak returns, especially during a relatively short period of time of twelve months? In essence, the credit crisis that began in the summer of 2007 dominated the capital markets during the period. In September 2008, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed, especially during the second half of the reporting period. Companies in all areas but especially in the financial services sector deleveraged their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used the loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and build and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and Treasury bonds maturing in the next ten to twenty years returned about 12%. More diversified fixed income investments also generated positive returns, typically around 3%, as investors flocked to defensive investments.

From a global sector perspective, financial stocks were down nearly 60% on average, primarily due to impacts following the credit crunch. Materials, down more than 50%, and Energy stocks, off about 40%, did poorly due to the deleveraging process described above and due to investors’ movements out of equity positions. Industrials and Consumer Discretionary stocks also lost between 40-50%, on average. On a relative basis,

4 Laudus Mondrian Funds

The Investment Environment continued

global Health Care and Consumer Staples firms performed better, down around 22% and 30%, respectively; these sectors are generally considered to be defensive investments in times of economic or market stress.

Among major developed economies, Japan performed the best during the period, losing about 36% in U.S. dollar terms. The U.S. did slightly worse, down nearly 38%. Most European countries lost more than 45%. It is important to note that through most of the reporting period, the U.S. dollar rallied against the British pound and the Euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group performed in line with developed markets, losing about 47% in the twelve-month period. A few emerging markets such as Russia lost nearly 70%, but a surprising number such as China did relatively well, losing about 35%.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down more than 50% for the twelve-month period. Crude oil lost 67% for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand. Gold was one relative bright spot among commodity returns, losing about 1% for the period.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Mondrian Funds 5

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund Investor Shares returned -45.31% for the period since inception on 6/17/08, outperforming the benchmark MSCI EAFE Index (Net), which returned -47.37%. For the entire period, index returns were negative across all developed markets. The fund outperformed the benchmark primarily as a result of good stock selection.

All markets were significantly weaker during the period, but the overall impact of country allocation was very positive for returns. Exposure to the non-benchmark Taiwanese market was beneficial to returns. Additionally, the fund also benefited from underweight positions in smaller European markets such as Ireland, Austria and Greece. The fund’s underweight position in Germany was also helpful, as the German equity market fell sharply over the year. These positive contributors were partially offset by the underweight position in Switzerland and overweight position in Belgium. The Swiss market was one of the best performing markets in the index, helped by exposure to the defensive Health Care and consumer staples sectors.

Sector positioning was very positive for returns over the year as the positive impact from overweight positions in the more defensive Telecommunications Services, Health Care and Consumer Staples sectors and underweight positions in the Materials and Energy sectors all added to returns. Stock selection in the Information Technology sector was also strong, helped by the performance of Taiwan Semiconductor Manufacturing Company (TSMC) in Taiwan and Canon in Japan. In the health care sector, the portfolio’s holdings in GlaxoSmithKline in the UK and Novartis increased returns. GlaxoSmithKline was one of the few stocks to produce a positive return over the period.

In Japan, the holdings in Seven & i Holdings (parent company to the “7/11” convenience store chain) and Kao Corporation, both consumer staples stocks, also added positively to returns as they benefited from improving margins from rising consumer prices over the earlier part of the reporting period. The portfolio’s other Japanese holdings such as KDDI and Takeda Pharmaceutical were also helpful for performance. In Germany, the holdings in Deutsche Telekom, a telecommunications company and RWE, a utility company, were also beneficial to returns.

At the other end of the spectrum, the Financials sector was the weakest sector over the period as many financial stocks were affected by the global financial crisis. In the UK, HBOS, Lloyds TSB and Aviva all suffered. Other European financial stocks such as Banco Santander in Spain, Société Générale in France and Intesa Sanpaolo in Italy, also underperformed the broader benchmark over the year. Financial holdings in Asia were helpful for returns; National Australia Bank in Australia and OCBC Bank in Singapore both added to returns. Stock selection in the Consumer Discretionary sector pulled back returns. In particular, automobile stocks, such as Renault in France, were affected by falling demand for vehicles as global economy slowed over the year.

As of 3/31/09:
 Fund Characteristics

Number of Companies	36
Weighted Average Market

Cap ($ x 1,000,000)	$47,832
Price/Earnings Ratio

(P/E)	9.6

Price/Book Ratio (P/B)	1.2
Portfolio Turnover

Rate*	8%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	6/17/2008	6/17/2008	6/17/2008
Total Net Assets ($ x 1,000)	$168	$90	$18,694
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$5.43	$5.44	$5.44

Manager views and portfolio holdings may have changed since the report date.

*	Not annualized.

6 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Class and Inception Date	Since Inception

Investor Shares (6/17/08)	-45.31%
Select Shares (6/17/08)	-45.16%
Institutional Shares (6/17/08)	-45.15%
Benchmark: MSCI EAFE Index®(Net)*	-47.37%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.47% / Select Shares: Net 1.12%; Gross 1.22% /
             Institutional Shares: Net 1.05%; Gross 1.07%

 Country Weightings % of Investments3

Japan	23.9%

United Kingdom	18.3%

France	17.4%

Australia	9.1%

Spain	6.7%

Singapore	5.5%

Switzerland	4.2%

Germany	4.1%

Taiwan	3.0%

China	2.7%

Italy	2.4%

Netherlands	2.0%

Other Countries	0.7%

Total	100.0%

 Sector Weightings % of Investments3

Telecommunication Services	17.6%

Consumer Staples	16.9%

Financials	16.6%

Energy	12.8%

Health Care	12.2%

Information Technology	7.3%

Utilities	7.1%

Consumer Discretionary	6.5%

Industrials	2.3%

Materials	0.7%

Total	100.0%

 Top Holdings % of Net Assets3

Total S.A.	4.3%

GlaxoSmithkline plc	4.3%

CANON, Inc.	4.2%

Unilever plc	4.1%

BP plc	4.1%

Royal Dutch Shell plc, Class A	4.1%

Novartis AG - Reg’d.	4.1%

Carrefour S.A.	3.9%

Telefonica S.A.	3.9%

France Telecom S.A.	3.8%

Total	40.8%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 7

Laudus Mondrian Global Equity Fund

The Laudus Mondrian Global Equity Fund Investor Shares returned -41.35% for the period since inception on 6/17/08, outperforming the benchmark MSCI World Index (Net), which returned -44.22%. Index returns were negative across all developed markets over this time. The fund outperformed the benchmark as a result of both favourable stock selection and geographic allocation of investments.

All markets were significantly weaker during the period, but the overall impact of country allocation was very positive for returns. Exposure to the non-benchmark Taiwanese market was beneficial to returns. Additionally, the fund also benefited from underweight positions in smaller European markets such as Ireland, Austria and Greece. The fund’s underweight position in Germany was also helpful, as the German equity market fell sharply over the year. These positive contributors were partially offset by the underweight position in Switzerland and overweight position in Belgium. The Swiss market was one of the best performing markets in the index, helped by exposure to the defensive Health Care and Consumer Staples sectors. The fund was underweight in US equities, which modestly outperformed the benchmark.

Sector positioning was very positive for returns over the year as the positive impact from overweight positions in the more defensive Telecommunications Services, Health Care and Consumer Staples sectors and underweight positions in the Materials and Energy sectors all added to returns. Stock selection in the Information Technology sector was also strong, helped by the performance of Taiwan Semiconductor Manufacturing Company (TSMC) in Taiwan and Canon in Japan. In the Health Care sector, the portfolio’s holdings in GlaxoSmithKline in the UK, Novartis in Switzerland and Wyeth in the US increased returns.

In Japan, the holdings in Seven & i Holdings (parent company to the “7/11” convenience store chain), NTT and Astellas all added positively to returns. Meanwhile, in Germany, the holdings in Deutsche Telekom, a telecommunications company and RWE, a utility company, were also beneficial to returns.

At the other end of the spectrum, the Financials sector was the weakest sector over the period as many of these stocks were affected by the global financial crisis. In the UK, HBOS, Lloyds TSB and Aviva all suffered. Other European financial stocks such as Société Générale in France and Intesa Sanpaolo in Italy, also underperformed the broader benchmark over the year. Further, US financials in portfolio (such as, Bank of America) underperformed. Financial holdings in Asia were helpful for returns; National Australia Bank in Australia and OCBC Bank in Singapore both added to returns. Stock selection in the Consumer Discretionary sector pulled back returns. In particular, automobile stocks, such as Renault in France, were affected by falling demand for vehicles as global economy slowed over the year. Meanwhile, CBS’ share price tumbled on concerns about the slide in television and radio ad spending, particularly, by auto firms in the US.

As of 3/31/09:
 Fund Characteristics

Number of Companies	57
Weighted Average Market

Cap ($ x 1,000,000)	$59,024
Price/Earnings Ratio

(P/E)	13.3

Price/Book Ratio (P/B)	1.3
Portfolio Turnover

Rate*	14%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	6/17/2008	6/17/2008	6/17/2008
Total Net Assets ($ x 1,000)	$34	$33	$2,840
Ticker Symbol	LGEQX	LGESX	LGEVX
Cusip	51855Q598	51855Q556	51855Q572
NAV	$5.68	$5.68	$5.68

Manager views and portfolio holdings may have changed since the report date.

*	Not annualized.

8 Laudus Mondrian Funds

 Laudus Mondrian Global Equity Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Class and Inception Date	Since Inception

Investor Shares (6/17/08)	-41.35%
Select Shares (6/17/08)	-41.27%
Institutional Shares (6/17/08)	-41.25%
Benchmark: MSCI World® Index (Net)*	-44.22%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.46% / Select Shares: Net 1.12%; Gross 1.21% /
             Institutional Shares: Net 1.05%; Gross 1.06%

 Country Weightings % of Investments3

United States	37.4%

United Kingdom	13.2%

Japan	12.1%

France	9.8%

Australia	6.4%

Spain	5.4%

Germany	3.7%

Singapore	2.9%

Italy	2.4%

Switzerland	2.4%

Taiwan	1.9%

Netherlands	1.8%

Other Countries	0.6%

Total	100.0%

 Sector Weightings % of Investments3

Health Care	18.8%

Telecommunication Services	14.3%

Consumer Staples	14.2%

Energy	14.1%

Financials	11.3%

Information Technology	9.0%

Industrials	5.2%

Utilities	4.5%

Consumer Discretionary	4.4%

Materials	4.2%

Total	100.0%

 Top Holdings % of Net Assets3

Wyeth	3.9%

Chevron Corp.	3.7%

Total S.A.	3.7%

BP plc	3.4%

GlaxoSmithKline plc	3.3%

Microsoft Corp.	3.2%

Royal Dutch Shell plc, Class A	3.0%

Telefonica S.A.	2.9%

Verizon Communications, Inc.	2.8%

ConAgra Foods, Inc.	2.6%

Total	32.5%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International World Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 9

Laudus Mondrian Emerging Markets Fund

The Laudus Mondrian Emerging Markets Fund Investor Shares returned -42.02% during the period, outperforming the benchmark MSCI Emerging Markets Index (Net), which returned -47.07%. For the entire period, index returns were negative across all regions. The fund outperformed the benchmark primarily as a result of good stock selection in Latin America and Asia.

On a sector specific level, returns in the MSCI Emerging Markets Index were most negative in Materials, Industrials and Energy as a result of the precipitous decline in commodity prices and global trade. The fund benefited from being underweight in materials and from relatively good positioning in Energy and Industrials. The fund also benefited from its large weighting in the Telecommunications Sector where returns were less negative. Currency movements decreased US dollar returns as most emerging market currencies depreciated relative to the US dollar.

The fund’s general investment strategy continued to be driven by several consistent factors implemented by the Mondrian portfolio management team with an overriding strong emphasis on value stocks. The main changes in asset allocation during the year were increasing China from a significant underweight to a more neutral position, and increasing Russia from underweight to overweight given the sharp price declines in both markets presenting attractive value opportunities. Funds were raised by reducing exposure to Brazil, Korea and Malaysia where valuations became less attractive on a relative basis.

Global financial markets experienced one of their most turbulent periods in history. Volatility increased meaningfully in developed and emerging equity markets with absolute performance between the two quite similar. Emerging markets were more affected by the sell off in commodities given their greater leverage to the Mining and Energy sectors, but were less damaged by the Financial sector where share price declines were driven more by concerns of a cyclical earnings fall rather than a major capital write off, as has been the experience in the US and the broader developed world. In Mondrian’s view, selling in many markets tended to be indiscriminate with little regard to valuation fundamentals or positive corporate or economic news. By the end of the period, given hope for positive results from policy stimulus across the global economy, stock markets showed some signs of recovery with the emerging market asset class posting one of its strongest ever months, up 14.37% in March.

As of 3/31/09:
 Fund Characteristics

Number of Companies	40
Weighted Average Market

Cap ($ x 1,000,000)	$23,980
Price/Earnings Ratio

(P/E)	7.4

Price/Book Ratio (P/B)	1.2

Portfolio Turnover Rate	52%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Total Net Assets ($ x 1,000)	$1,927	$559	$25,234
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$5.33	$5.34	$5.33

Manager views and portfolio holdings may have changed since the report date.

10 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (11/2/07)	-42.02%	-35.44%
Select Shares (11/2/07)	-41.82%	-35.17%
Institutional Shares (11/2/07)	-41.78%	-35.23%
Benchmark: MSCI Emerging Markets Index (Net)*	-47.07%	-43.35%

Fund Expense Ratios2: Investor Shares: Net 1.80%; Gross 2.79% / Select Shares: Net 1.52%; Gross 2.74% /
             Institutional Shares: Net 1.45%; Gross 2.62%

 Country Weightings % of Investments3

China	18.9%

Taiwan	14.7%

Russia	9.7%

Brazil	9.2%

South Africa	6.9%

Mexico	6.7%

Turkey	6.2%

Republic of Korea	5.6%

Egypt	4.2%

India	3.3%

Philippines	3.1%

Thailand	2.8%

Kazakhstan	2.2%

Columbia	2.1%

Argentina	2.0%

Poland	1.9%

Other Countries	0.5%

Total	100.0%

 Sector Weightings % of Investments3

Telecommunication Services	26.8%

Energy	20.7%

Financials	17.6%

Information Technology	15.3%

Industrials	7.9%

Materials	4.3%

Consumer Discretionary	3.8%

Utilities	1.8%

Consumer Staples	1.8%

Total	100.0%

 Top Holdings % of Net Assets3

Taiwan Semiconductor Manufacturing Co., Ltd.	4.5%

China Construction Bank Corp., Class H	4.3%

China Shenhua Energy Co., Ltd., Class H	3.9%

Redecard S.A.	3.2%

Gazprom-Reg’d ADR	3.2%

Turkcell Iletisim Hizmetleri A/S	3.2%

Mobile TeleSystems ADR	3.2%

Bharti Airtel Ltd.	3.1%

Sasol	3.1%

Philippine Long Distance Telephone Co. ADR	3.0%

Total	34.7%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 11

Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian International Fixed Income Fund Investor Shares returned -5.69% over the 12 month period ending March 31, 2009, while the benchmark Citigroup non-U.S. Dollar World Government Bond Index returned -6.44%. International government bond markets generally rose over the 12 month period, as inflation expectations fell on the back of weak global growth and weakening risk appetites led to a flight-to-quality.

Local bond market strength was more than offset by the depreciation of most international currencies against the US dollar, partially reversing currency gains seen in previous years. In the first half of the year, outperformance was driven by defensive currency hedges of both the euro and UK sterling, as these currencies depreciated markedly relative to the US dollar. Later in the year, the fund’s overweight position to the UK bond market added to performance, as government bond yields fell, helped by the announcement by the Bank of England that quantitative easing would be used to lower long-term bond yields. The fund’s overweight position to Australia, which was initiated part way through the year and removed before year-end, also added to performance late in the year.

Overweight positions to Mexico and Poland detracted from performance over the last 12 months. The local bond markets and currencies of less developed countries were hurt by a weakening of risk appetite amongst investors over the last 12 months. The overweight position to Poland, initiated in December, detracted from performance in the first quarter 2009, after the Polish zloty depreciated, as the appetite for central and eastern European bond markets and currencies weakened.

As of 3/31/09:
 Fund Characteristics

Number of Holdings	48

Average Maturity	8.03

Modified Duration	6.18

Average Quality	AA
Portfolio Turnover

Rate (one year trailing)	92%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$100	$100
Inception Date	11/2/2007	11/2/2007	11/2/2007
Total Net Assets ($ x 1,000)	$20,102	$24,033	$64,562
Ticker Symbol	LIFIX	LIFSX	LIFNX
Cusip	51855Q671	51855Q663	51855Q655
NAV	$10.33	$10.32	$10.32

Manager views and portfolio holdings may have changed since the report date.

12 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$10,000 Investment in Select Shares1

Performance of a Hypothetical
$10,000 Investment in Institutional Shares1

 Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (11/2/07)	-5.69%	4.79%
Select Shares (11/2/07)	-5.49%	5.04%
Institutional Shares (11/2/07)	-5.40%	5.12%
Benchmark: Citigroup non-U.S. Dollar World Government Bond Index*	-6.44%	3.74%

Fund Expense Ratios2: Investor Shares: Net 1.10%; Gross 1.57% / Select Shares: Net 0.82%; Gross 1.31% /
             Institutional Shares: Net 0.75%; Gross 1.23%

 Geographic Breakdown % of Investments3

Eurozone	50.6%

Pacific Asia	38.3%

Latin America	5.0%

Other	6.1%

Total	100.0%

 Sector Weightings % of Investments1

Government Bonds	92.5%

Government Agency Obligations	2.8%

Corporate Bonds	2.4%

Other Investment Companies	1.6%

Covered Bonds	0.7%

Total	100.0%

 Top Holdings % of Net Assets3

Japan Government Ten Year Bond, 2.00%, 03/20/16	4.5%

Japan Government Ten Year Bond, 1.90%, 06/20/16	4.5%

France Government Bond OAT, 5.75%, 10/25/32	4.3%

Belgium Government Bond, 5.50%, 09/28/17	4.2%

Japan Government Ten Year Bond, 1.60%, 09/20/13	4.2%

Japan Government Ten Year Bond, 0.90%, 06/20/13	4.1%

Japan Government Ten Year Bond, 1.50%, 03/20/15	3.8%

Japan Government Ten Year Bond, 1.10%, 09/20/12	3.7%

France Government Bond OAT, 5.00%, 10/25/16	3.6%

Netherlands Government Bond, 3.75%, 07/15/14	3.5%

Total	40.4%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Citigroup non-US DollarWorld Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for Investor and Select Shares will be further reduced to 0.75%. See Financial Notes for more information.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning October 1, 2008 and held through March 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio	Account Value	(Net of Expenses)	During Period
	(Annualized)	at 10/1/08	at 3/31/09	10/1/08–3/31/09

Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$661.30	$5.80
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$663.10	$4.64
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.05%	$1,000	$662.50	$4.35
Hypothetical 5% Return	1.05%	$1,000	$1,019.70	$5.29

Laudus Mondrian Global Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$698.30	$5.93
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$699.20	$4.74
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.05%	$1,000	$699.40	$4.45
Hypothetical 5% Return	1.05%	$1,000	$1,019.70	$5.29

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.80%	$1,000	$753.40	$7.87
Hypothetical 5% Return	1.80%	$1,000	$1,015.96	$9.05
Select Shares
Actual Return	1.52%	$1,000	$755.40	$6.65
Hypothetical 5% Return	1.52%	$1,000	$1,017.35	$7.64
Institutional Shares
Actual Return	1.45%	$1,000	$754.30	$6.34
Hypothetical 5% Return	1.45%	$1,000	$1,017.70	$7.29

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

14 Laudus Mondrian Funds

Fund Expenses (Unaudited) continued

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/08	at 3/31/09	10/1/08–3/31/09

Laudus Mondrian International Fixed Income Fund
Investor Shares*
Actual Return	1.10%	$1,000	$1,019.70	$5.54
Hypothetical 5% Return	1.10%	$1,000	$1,019.45	$5.54
Select Shares*
Actual Return	0.82%	$1,000	$1,021.50	$4.13
Hypothetical 5% Return	0.82%	$1,000	$1,020.84	$4.13
Institutional Shares
Actual Return	0.74%	$1,000	$1,021.40	$3.73
Hypothetical 5% Return	0.74%	$1,000	$1,021.24	$3.73

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights
2 Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period multiplied by 182 days of the period, and divided by 365 days of the fiscal year

*  Effective May 5, 2009, the expense limitation for Investor and Select Shares will be further reduced to 0.75%. See Financial Notes for more information

Laudus Mondrian Funds 15

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

6/17/08[1]–
Investor Shares	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gains (losses)	(4.59)

Total from investment operations	(4.52)
Less distributions:
Distributions from net investment income	(0.05)
Distributions from net realized gains	(0.00)[2]

Total distributions	(0.05)

Net asset value at end of period	5.43

Total return (%)	(45.31)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.39 [4,5]
Gross operating expenses	2.78 [4]
Net investment income (loss)	2.46 [4]
Portfolio turnover rate	8 [3]
Net assets, end of period ($ x 1,000)	168

6/17/08[1]–
Select Shares	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gains (losses)	(4.63)

Total from investment operations	(4.51)
Less distributions:
Distributions from net investment income	(0.05)
Distributions from net realized gains	(0.00)[2]

Total distributions	(0.05)

Net asset value at end of period	5.44

Total return (%)	(45.16)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12 [4]
Gross operating expenses	3.10 [4]
Net investment income (loss)	2.22 [4]
Portfolio turnover rate	8 [3]
Net assets, end of period ($ x 1,000)	90

1 Commencement of operations.
2 Distribution from realized gains is less than 0.01.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 1.40% for the Investor Shares, if custody credits had not been included.

16 See financial notes

 Laudus Mondrian International Equity Fund

Financial Highlights continued

6/17/08[1]–
Institutional Shares	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gains (losses)	(4.59)

Total from investment operations	(4.51)
Less distributions:
Distributions from net investment income	(0.05)
Distributions from net realized gains	(0.00)[2]

Total distributions	(0.05)

Net asset value at end of period	5.44

Total return (%)	(45.15)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05 [4]
Gross operating expenses	2.11 [4]
Net investment income (loss)	2.52 [4]
Portfolio turnover rate	8 [3]
Net assets, end of period ($ x 1,000)	18,694

1 Commencement of operations.
2 Distribution from realized gains is less than 0.01.
3 Not annualized.
4 Annualized.

See financial notes 17

 Laudus Mondrian International Equity Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.3%	Common Stock	23,819,537	18,448,345
—%	Rights	—	—
2.0%	Other Investment Companies	376,607	376,607

99.3%	Total Investments	24,196,144	18,824,952
0.7%	Other Assets and Liabilities, Net		126,234

100.0%	Net Assets		18,951,186

	Number	Value
Security	of Shares	($)

Common Stock 97.3% of net assets

Australia 8.9%

Banks 2.8%
National Australia Bank Ltd.	38,324	534,977

Food & Staples Retailing 2.7%
Wesfarmers Ltd.	38,131	500,345

Telecommunication Services 3.4%
Telstra Corp., Ltd.	291,410	650,499

		1,685,821

China 2.6%

Utilities 2.6%
Hongkong Electric Holdings Ltd.	84,500	502,047

Finland 0.7%

Materials 0.7%
UPM-Kymmene Oyj	23,810	137,418

France 16.9%

Automobiles & Components 1.1%
Renault S.A.	10,458	215,038

Banks 1.5%
Societe Generale	7,109	278,082

Capital Goods 2.3%
Compagnie de Saint-Gobain	15,297	428,606

Energy 4.3%
Total S.A.	16,428	812,354

Food & Staples Retailing 3.9%
Carrefour S.A.	18,955	739,434

Telecommunication Services 3.8%
France Telecom S.A.	31,995	729,394

		3,202,908

Germany 4.0%

Telecommunication Services 0.5%
Deutsche Telekom AG - Reg’d.	7,247	89,761

Utilities 3.5%
RWE AG	9,553	669,001

		758,762

Italy 2.3%

Banks 2.3%
Intesa Sanpaolo	160,650	441,864

Japan 23.3%

Automobiles & Components 3.3%
Toyota Motor Corp.	19,600	622,572

Food & Staples Retailing 2.3%
Seven & i Holdings Co., Ltd.	20,000	441,541

Household & Personal Products 3.4%
Kao Corp.	33,000	643,909

Insurance 2.8%
Tokio Marine Holdings, Inc.	21,200	522,134

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Takeda Pharmaceutical Co., Ltd.	19,400	673,074

Technology Hardware & Equipment 4.2%
CANON, Inc.	27,200	792,930

Telecommunication Services 3.8%
KDDI Corp.	152	715,789

		4,411,949

Netherlands 1.9%

Media 1.9%
Reed Elsevier N.V.	34,407	368,183

Singapore 5.4%

Banks 3.7%
Oversea-Chinese Banking Corp., Ltd.	156,000	497,321
United Overseas Bank Ltd.	31,000	198,843

		696,164

Telecommunication Services 1.7%
Singapore Telecommunications Ltd.	194,000	323,372

		1,019,536

Spain 6.5%

Banks 1.9%
Banco Santander S.A.	52,179	359,763

Telecommunication Services 3.9%
Telefonica S.A.	36,908	735,994

18 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.7%
Iberdrola S.A.	19,361	135,836

		1,231,593

Switzerland 4.1%

Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Novartis AG - Reg’d.	20,305	768,210

Taiwan 2.9%

Semiconductors & Semiconductor Equipment 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	61,047	546,371

United Kingdom 17.8%

Energy 8.2%
BP plc	116,052	778,173
Royal Dutch Shell plc, Class A	34,743	775,083

		1,553,256

Food, Beverage & Tobacco 4.1%
Unilever plc	41,472	784,225

Insurance 1.2%
Aviva plc	72,515	224,869

Pharmaceuticals, Biotechnology & Life Sciences 4.3%
GlaxoSmithKline plc	52,093	811,333

		3,373,683

Total Common Stock (Cost $23,819,537)		18,448,345

Rights 0.0% of net assets

Belgium 0.0%
Fortis (a)(b) *	7,434	—

Total Rights (Cost $—)		—

Other Investment Company 2.0% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	376,607	376,607

Total Other Investment Company (Cost $376,607)		376,607

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $24,249,328 and the unrealized appreciation and depreciation were $40,278 and ($5,464,654), respectively, with a net unrealized depreciation of ($5,424,376).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $17,901,974 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.
ADR — American Depositary Receipt
Reg’d — Registered

See financial notes 19

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $24,196,144)		$18,824,952
Foreign currency, at value (cost $22,248)		22,104
Receivables:
Dividends		115,352
Due from investment adviser		9,466
Foreign tax reclaims		7,180
Interest		242
Fund shares sold		100
Prepaid expenses	+	57

Total assets		18,979,453

Liabilities
Payables:
Distribution and shareholder services fees		36
Accrued expenses	+	28,231

Total liabilities		28,267

Net Assets
Total assets		18,979,453
Total liabilities	−	28,267

Net assets		$18,951,186
Net Assets by Source
Capital received from investors		24,890,944
Net investment income not yet distributed		117,444
Net realized capital losses		(687,436)
Net unrealized capital losses		(5,369,766)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$167,587		30,837		$5.43
Select Shares	$89,791		16,506		$5.44
Institutional Shares	$18,693,808		3,436,292		$5.44

20 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Operations
For June 17, 2008 * through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $27,771)		$354,168
Interest	+	1,926

Total Investment Income		356,094

Net Realized Gains and Losses
Net realized losses on investments		(681,059)
Net realized gains on foreign currency transactions	+	41,399

Net realized losses		(639,660)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(5,371,192)
Net unrealized gains on foreign currency translations	+	1,426

Net unrealized losses		(5,369,766)

Expenses
Investment adviser fees		84,855
Registration fees		37,123
Professional fees		24,049
Transfer agent fees		23,073
Accounting and administration fees		19,218
Custodian fees		9,177
Shareholder reports		6,235
Trustees’ fees		4,500
Sub-Accounting fees
Investor Shares		70
Select Shares		170
Distribution and shareholder services fees (Investor Shares)		145
Other expenses	+	3,374

Total expenses		211,989
Expense reduction by adviser	−	106,871
Custody credits	−	115

Net expenses		105,003

Increase (Decrease) in Net Assets from Operations
Total investment income		356,094
Net expenses	−	105,003

Net investment income		251,091
Net realized losses		(639,660)
Net unrealized losses	+	(5,369,766)

Decrease in net assets from operations		($5,758,335)

*	Commencement of operations.

See financial notes 21

 Laudus Mondrian International Equity Fund

Statements of
Changes in Net Assets
For the current report period only.

Operations

		6/17/08*-3/31/09
Net investment income		$251,091
Net realized losses		(639,660)
Net unrealized losses	+	(5,369,766)

Decrease in net assets from operations		(5,758,335)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		591
Select Shares		1,300
Institutional Shares	+	173,024

Total distributions from net investment income		174,915

Distributions from net realized gains
Investor Shares		25
Select Shares		51
Institutional Shares	+	6,444

Total distributions from net realized gains		6,520

Total distributions		$181,435

Transactions in Fund Shares

		6/17/08*-3/31/09
		SHARES	VALUE

Shares Sold
Investor Shares		32,887	$227,554
Select Shares		38,195	329,781
Institutional Shares	+	3,424,157	24,406,571

Total shares sold		3,495,239	$24,963,906

Shares Reinvested
Investor Shares		92	$616
Select Shares		203	1,351
Institutional Shares	+	12,699	84,704

Total shares reinvested		12,994	$86,671

Shares Redeemed
Investor Shares		(2,142)	($14,629)
Select Shares		(21,892)	(142,072)
Institutional Shares	+	(564)	(2,920)

Total shares redeemed		(24,598)	($159,621)

Net transactions in fund shares		3,483,635	$24,890,956

Shares Outstanding and Net Assets
		6/17/08*-3/31/09
		SHARES	NET ASSETS
Beginning of period		-	$-
Total increase	+	3,483,635	18,951,186

End of period		3,483,635	$18,951,186

Net investment income not yet distributed			$117,444

*	Commencement of operations.

22 See financial notes

Laudus Mondrian Global Equity Fund

Financial Statements

Financial Highlights

	6/17/08[1]–
Investor Shares	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17
Net realized and unrealized gains (losses)	(4.27)

Total from investment operations	(4.10)
Less distributions:
Distributions from net investment income	(0.22)

Net asset value at end of period	5.68

Total return (%)	(41.35)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	[3]
Gross operating expenses	4.43	[3]
Net investment income (loss)	2.63	[3]
Portfolio turnover rate	14	[2]
Net assets, end of period ($ x 1,000)	34

	6/17/08[1]–
Select Shares	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gains (losses)	(4.25)

Total from investment operations	(4.09)
Less distributions:
Distributions from net investment income	(0.23)

Net asset value at end of period	5.68

Total return (%)	(41.27)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	[3]
Gross operating expenses	4.27	[3]
Net investment income (loss)	2.89	[3]
Portfolio turnover rate	14	[2]
Net assets, end of period ($ x 1,000)	33

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 23

 Laudus Mondrian Global Equity Fund

Financial Highlights continued

	6/17/08[1]–
Institutional Shares	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gains (losses)	(4.25)

Total from investment operations	(4.09)
Less distributions:
Distributions from net investment income	(0.23)

Net asset value at end of period	5.68

Total return (%)	(41.25)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]
Gross operating expenses	4.08	[3]
Net investment income (loss)	2.74	[3]
Portfolio turnover rate	14	[2]
Net assets, end of period ($ x 1,000)	2,840

1 Commencement of operations.
2 Not annualized.
3 Annualized.

24 See financial notes

 Laudus Mondrian Global Equity Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	4,797,115	2,861,032
1.2%	Other Investment Company	35,095	35,095
—%	Rights	—	—

99.6%	Total Investments	4,832,210	2,896,127
0.4%	Other Assets and Liabilities, Net		10,800

100.0%	Net Assets		2,906,927

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Australia 6.3%

Banks 1.5%
National Australia Bank Ltd.	3,200	44,670

Food & Staples Retailing 1.4%
Wesfarmers Ltd.	3,049	40,008

Food, Beverage & Tobacco 1.2%
Foster’s Group Ltd.	9,728	34,212

Materials 0.9%
Amcor Ltd.	8,926	27,607

Telecommunication Services 1.3%
Telstra Corp., Ltd.	16,917	37,763

		184,260

Belgium 0.2%

Diversified Financials 0.2%
Fortis	3,366	6,150

Finland 0.3%

Materials 0.3%
UPM-Kymmene Oyj	1,700	9,811

France 9.6%

Automobiles & Components 0.3%
Renault S.A.	394	8,101

Banks 1.4%
Societe Generale	1,060	41,464

Energy 3.7%
Total S.A.	2,167	107,157

Food & Staples Retailing 2.5%
Carrefour S.A.	1,867	72,832

Telecommunication Services 1.7%
France Telecom S.A.	2,228	50,792

		280,346

Germany 3.6%

Telecommunication Services 1.5%
Deutsche Telekom AG - Reg’d.	3,624	44,887

Utilities 2.1%
RWE AG	854	59,806

		104,693

Italy 2.3%

Banks 2.3%
Intesa Sanpaolo	9,855	27,106
UniCredit S.p.A.	24,450	40,241

		67,347

Japan 12.0%

Food & Staples Retailing 1.5%
Seven & i Holdings Co., Ltd.	2,000	44,154

Insurance 1.8%
Tokio Marine Holdings, Inc.	2,100	51,721

Materials 1.8%
Nitto Denko Corp.	2,600	53,205

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Astellas Pharma, Inc.	1,200	37,135
Takeda Pharmaceutical Co., Ltd.	1,500	52,042

		89,177

Technology Hardware & Equipment 1.9%
CANON, Inc.	1,900	55,389

Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp.	500	19,082

Transportation 1.2%
West Japan Railway Co.	11	34,880

		347,608

Netherlands 1.8%

Diversified Financials 0.8%
ING Groep N.V. CVA	4,032	22,093

Media 1.0%
Reed Elsevier N.V.	2,690	28,785

		50,878

Singapore 2.9%

Banks 1.1%
Oversea-Chinese Banking Corp., Ltd.	10,000	31,879

Telecommunication Services 1.8%
Singapore Telecommunications Ltd.	31,000	51,673

		83,552

See financial notes 25

 Laudus Mondrian Global Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Spain 5.3%

Telecommunication Services 2.9%
Telefonica S.A.	4,298	85,708

Utilities 2.4%
Iberdrola S.A.	9,791	68,693

		154,401

Switzerland 2.4%

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Novartis AG - Reg’d.	1,805	68,290

Taiwan 1.9%

Semiconductors & Semiconductor Equipment 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,217	55,642

United Kingdom 13.0%

Automobiles & Components 0.3%
GKN plc	7,886	7,719

Energy 6.5%
BP plc	15,112	101,332
Royal Dutch Shell plc, Class A	3,972	88,611

		189,943

Food, Beverage & Tobacco 2.6%
Unilever plc	3,918	74,088

Insurance 0.3%
Aviva plc	3,025	9,381

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
GlaxoSmithKline plc	6,158	95,909

		377,040

United States 36.8%

Banks 0.5%
Wells Fargo & Co.	1,055	15,023

Capital Goods 3.9%
3M Co.	1,100	54,692
General Electric Co.	5,700	57,627

		112,319

Diversified Financials 1.1%
Bank of America Corp.	4,950	33,759

Energy 3.7%
Chevron Corp.	1,600	107,584

Food, Beverage & Tobacco 4.9%
ConAgra Foods, Inc.	4,500	75,915
H.J. Heinz Co.	2,000	66,120

		142,035

Materials 1.0%
Alcoa, Inc.	4,100	30,094

Media 0.3%
CBS Corp., Class B	2,100	8,064

Pharmaceuticals, Biotechnology & Life Sciences 9.8%
Johnson & Johnson	800	42,080
Merck & Co., Inc.	2,600	69,550
Pfizer, Inc.	4,200	57,204
Wyeth	2,700	116,208

		285,042

Retailing 2.5%
Genuine Parts Co.	2,400	71,664

Software & Services 5.0%
Microsoft Corp.	5,100	93,687
Oracle Corp. *	2,900	52,403

		146,090

Telecommunication Services 4.1%
AT&T, Inc.	1,500	37,800
Verizon Communications, Inc.	2,700	81,540

		119,340

		1,071,014

Total Common Stock (Cost $4,797,115)		2,861,032

Other Investment Company 1.2% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	35,095	35,095

Total Other Investment Company (Cost $35,095)		35,095

Rights 0.0% of net assets

Belgium 0.0%
Fortis (a)(b) *	3,366	—

Total Rights (Cost $—)		—

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $4,832,226 and the unrealized appreciation and depreciation were $10,609 and ($1,946,708), respectively, with a net unrealized depreciation of ($1,936,099).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $1,734,375 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.
ADR - American Depositary Receipt
CVA - Dutch Certificate
Reg’d - Registered

26 See financial notes

 Laudus Mondrian Global Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $4,832,210)		$2,896,127
Foreign currency (cost $8,374)		8,429
Receivables:
Dividends		14,775
Due from investment adviser		11,290
Foreign tax reclaims		659
Interest		23
Prepaid expenses	+	57

Total assets		2,931,360

Liabilities
Payables:
Distribution and shareholder services fees		12
Accrued expenses	+	24,421

Total liabilities		24,433

Net Assets
Total assets		2,931,360
Total liabilities	−	24,433

Net assets		$2,906,927
Net Assets by Source
Capital received from investors		5,103,612
Net investment income not yet distributed		25,801
Net realized capital losses		(286,598)
Net unrealized capital losses		(1,935,888)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$34,299		6,041		$5.68
Select Shares	$32,539		5,729		$5.68
Institutional Shares	$2,840,089		500,000		$5.68

See financial notes 27

 Laudus Mondrian Global Equity Fund

Statement of
Operations
For June 17, 2008 * through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $4,589)		$112,929
Interest	+	575

Total Investment Income		113,504

Net Realized Gains and Losses
Net realized losses on investments		(286,599)
Net realized gains on foreign currency transactions	+	62,975

Net realized losses		(223,624)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(1,936,083)
Net unrealized gains on foreign currency translations	+	195

Net unrealized losses		(1,935,888)

Expenses
Investment adviser fees		25,429
Transfer agent fees		25,279
Professional fees		23,449
Accounting and administration fees		19,563
Registration fees		15,441
Trustees’ fees		4,300
Custodian fees		3,064
Shareholder reports		1,453
Distribution and shareholder services fees (Investor Shares)		59
Sub-Accounting fees
Investor Shares		31
Select Shares		43
Interest expense		6
Other expenses	+	4,039

Total expenses		122,156
Expense reduction by adviser	−	90,576
Custody credits	−	144

Net expenses		31,436

Increase (Decrease) in Net Assets from Operations
Total investment income		113,504
Net expenses	−	31,436

Net investment income		82,068
Net realized losses		(223,624)
Net unrealized losses	+	(1,935,888)

Decrease in net assets from operations		($2,077,444)

*	Commencement of operations.

28 See financial notes

 Laudus Mondrian Global Equity Fund

Statements of
Changes in Net Assets
For the current report period only.

Operations

		6/17/08*-3/31/09
Net investment income		$82,068
Net realized losses		(223,624)
Net unrealized losses	+	(1,935,888)

Decrease in net assets from operations		(2,077,444)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		918
Select Shares		1,239
Institutional Shares	+	117,100

Total distributions from net investment income		$119,257

Transactions in Fund Shares

		6/17/08*-3/31/09
		SHARES	VALUE

Shares Sold
Investor Shares		7,553	$60,839
Select Shares		5,549	51,715
Institutional Shares	+	500,003	5,000,030

Total shares sold		513,105	$5,112,584

Shares Reinvested
Investor Shares		111	$756
Select Shares		182	1,239
Institutional Shares	+	—	—

Total shares reinvested		293	$1,995

Shares Redeemed
Investor Shares		(1,623)	($10,909)
Select Shares		(2)	(19)
Institutional Shares	+	(3)	(23)

Total shares redeemed		(1,628)	($10,951)

Net transactions in fund shares		511,770	$5,103,628

Shares Outstanding and Net Assets
		6/17/08*-3/31/09
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	511,770	2,906,927

End of period		511,770	$2,906,927

Net investment income not yet distributed			$25,801

*	Commencement of operations

See financial notes 29

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/08–	11/2/07[1]–
Investor Shares	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.02
Net realized and unrealized gains (losses)	(4.01)	(0.72)

Total from investment operations	(3.90)	(0.70)
Less distributions:
Distributions from net investment income	(0.06)	(0.01)

Net asset value at end of period	5.33	9.29

Total return (%)	(42.02)	(6.98)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.80	1.82	[3,4]
Gross operating expenses	2.46	2.79	[3]
Net investment income (loss)	1.54	0.89	[3]
Portfolio turnover rate	52	49	[2]
Net assets, end of period ($ x 1,000)	1,927	1,937

	4/1/08–	11/2/07[1]–
Select Shares	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02
Net realized and unrealized gains (losses)	(3.97)	(0.70)

Total from investment operations	(3.89)	(0.68)
Less distributions:
Distributions from net investment income	(0.08)	(0.01)

Net asset value at end of period	5.34	9.31

Total return (%)	(41.82)	(6.75)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.52	1.54	[3,5]
Gross operating expenses	2.23	2.74	[3]
Net investment income (loss)	1.70	0.69	[3]
Portfolio turnover rate	52	49	[2]
Net assets, end of period ($ x 1,000)	559	760

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.80%, if interest expense had not been included.
5 The ratio of net operating expenses would have been 1.52%, if interest expense had not been included.

30 See financial notes

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/08–	11/2/07[1]–
Institutional Shares	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.02
Net realized and unrealized gains (losses)	(3.98)	(0.71)

Total from investment operations	(3.88)	(0.69)
Less distributions:
Distributions from net investment income	(0.08)	(0.02)

Net asset value at end of period	5.33	9.29

Total return (%)	(41.78)	(6.94)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	1.47	[3,4]
Gross operating expenses	2.13	2.62	[3]
Net investment income (loss)	1.94	0.59	[3]
Portfolio turnover rate	52	49	[2]
Net assets, end of period ($ x 1,000)	25,234	19,414

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.45%, if interest expense had not been included.

See financial notes 31

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

88.9%	Common Stock	34,471,663	24,628,957
7.7%	Preferred Stock	3,668,123	2,140,652
2.0%	Other Investment Company	559,133	559,133

98.6%	Total Investments	38,698,919	27,328,742
1.4%	Other Assets and Liabilities, Net		392,361

100.0%	Net Assets		27,721,103

	Number	Value
Security	of Shares	($)

Common Stock 88.9% of net assets

Argentina 2.0%

Energy 2.0%
Tenaris S.A. ADR	26,969	543,965

Brazil 5.0%

Software & Services 3.2%
Redecard S.A.	74,500	900,841

Utilities 1.8%
CPFL Energia S.A. ADR	12,000	486,840

		1,387,681

China 18.3%

Banks 4.3%
China Construction Bank Corp., Class H	2,115,000	1,200,640

Energy 3.9%
China Shenhua Energy Co., Ltd., Class H	482,500	1,088,649

Telecommunication Services 2.4%
China Mobile Ltd.	77,000	670,740

Transportation 7.7%
China Merchants Holdings International Co., Ltd.	306,000	704,356
China Shipping Development Co., Ltd., Class H	776,000	735,791
Cosco Pacific Ltd.	690,000	679,497

		2,119,644

		5,079,673

Columbia 2.0%

Banks 2.0%
Bancolombia S.A. ADR	29,100	566,577

Czech Republic 0.4%

Banks 0.4%
Komercni Banka A/S	1,232	124,510

Egypt 4.1%

Telecommunication Services 4.1%
Orascom Telecom Holding S.A.E. -Reg’d GDR	19,430	434,327
Telecom Egypt	261,070	694,980

		1,129,307

India 3.1%

Telecommunication Services 3.1%
Bharti Airtel Ltd. *	70,519	867,494

Kazahkstan 2.1%

Energy 2.1%
KazMunaiGas Exploration Production GDR	39,727	591,932

Mexico 6.5%

Food, Beverage & Tobacco 1.7%
Grupo Modelo, S.A. de C.V., Series C	157,300	476,397

Media 2.1%
Grupo Televisa S.A. ADR	41,600	567,424

Telecommunication Services 2.7%
America Movil SAB de C.V., Series L ADR	27,900	755,532

		1,799,353

Philippines 3.0%

Telecommunication Services 3.0%
Philippine Long Distance Telephone Co. ADR	19,000	838,470

Poland 1.8%

Banks 1.8%
Bank Pekao S.A.	20,634	496,902

Republic of Korea 1.6%

Banks 1.6%
KB Financial Group, Inc. *	14,626	353,798
KB Financial Group, Inc. ADR *	3,200	77,600

		431,398

32 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Russia 9.4%

Energy 6.2%
Gazprom - Reg’d ADR	60,650	900,653
LUKOIL ADR	21,800	817,500

		1,718,153

Telecommunication Services 3.2%
Mobile TeleSystems ADR	29,200	873,664

		2,591,817

South Africa 6.7%

Energy 3.1%
Sasol	29,267	848,385

Materials 2.0%
Impala Platinum Holdings Ltd.	33,438	559,595

Telecommunication Services 1.6%
Telkom South Africa Ltd.	39,246	437,260

		1,845,240

Taiwan 14.2%

Banks 2.4%
Chinatrust Financial Holding Co., Ltd.	1,132,565	415,434
Mega Financial Holding Co., Ltd.	666,000	238,940

		654,374

Semiconductors & Semiconductor Equipment 6.4%
MediaTek, Inc.	56,410	531,025
Taiwan Semiconductor Manufacturing Co., Ltd.	832,000	1,252,868

		1,783,893

Technology Hardware & Equipment 2.9%
Asustek Computer, Inc.	759,716	801,055

Telecommunication Services 2.5%
Chunghwa Telecom Co., Ltd. ADR	38,385	699,759

		3,939,081

Thailand 2.7%

Energy 2.7%
PTT Public Co., Ltd.	171,700	745,575

Turkey 6.0%

Banks 2.8%
Akbank T.A.S.	257,836	757,604

Telecommunication Services 3.2%
Turkcell Iletisim Hizmetleri A/S	182,172	892,378

		1,649,982

Total Common Stock (Cost $34,471,663)		24,628,957

Preferred Stock 7.7% of net assets

Brazil 3.9%

Banks 1.8%
Itausa - Investimentos Itau S.A.	142,667	490,163

Materials 2.1%
Companhia Vale do Rio Doce ADR (Vale)	52,400	591,072

		1,081,235

Republic of Korea 3.8%

Automobiles & Components 1.6%
Hyundai Motor Co.	30,510	459,923

Semiconductors & Semiconductor Equipment 2.2%
Samsung Electronics Co., Ltd.	2,615	599,494

		1,059,417

Total Preferred Stock (Cost $3,668,123)		2,140,652

Other Investment Company 2.0% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	559,133	559,133

Total Other Investment Company (Cost $559,133)		559,133

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $41,371,385 and the unrealized appreciation and depreciation were $667,700 and ($14,710,343), respectively, with a net unrealized depreciation of ($14,042,643).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $15,845,646 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Reg’d — Registered

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $38,698,919)		$27,328,742
Cash		16
Foreign currency, at value (cost $527,570)		526,422
Receivables:
Investments sold		495,978
Dividends		151,655
Fund shares sold		24,622
Due from investment adviser		11,749
Interest		210
Prepaid expenses	+	358

Total assets		28,539,752

Liabilities
Payables:
Investments bought		755,524
Fund shares redeemed		7,884
Distribution and shareholder services fees		372
Accrued expenses	+	54,869

Total liabilities		818,649

Net Assets
Total assets		28,539,752
Total liabilities	−	818,649

Net assets		$27,721,103
Net Assets by Source
Capital received from investors		45,596,792
Net investment income not yet distributed		59,424
Net realized capital losses		(6,559,044)
Net unrealized capital losses		(11,376,069)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$1,927,289		361,338		$5.33
Select Shares	$559,365		104,793		$5.34
Institutional Shares	$25,234,449		4,731,965		$5.33

34 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $86,256)		$889,801
Interest	+	12,707

Total Investment Income		902,508

Net Realized Gains and Losses
Net realized losses on investments		(5,788,156)
Net realized losses on foreign currency transactions	+	(67,909)

Net realized losses		(5,856,065)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(11,232,843)
Net unrealized losses on foreign currency translations	+	(3,560)

Net unrealized losses		(11,236,403)

Expenses
Investment adviser fees		320,323
Custodian fees		55,189
Professional fees		51,524
Accounting and administration fees		44,731
Registration fees		33,623
Transfer agent fees		26,113
Shareholder reports		8,928
Distribution and shareholder services fees (Investor Shares)		7,969
Trustees’ fees		5,684
Sub-Accounting fees
Investor Shares		4,499
Select Shares		1,263
Interest expense		1,364
Other expenses	+	18,096

Total expenses		579,306
Expense reduction by adviser	−	180,441
Custody credits	−	126

Net expenses		398,739

Increase (Decrease) in Net Assets from Operations
Total investment income		902,508
Net expenses	−	398,739

Net investment income		503,769
Net realized losses		(5,856,065)
Net unrealized losses	+	(11,236,403)

Decrease in net assets from operations		($16,588,699)

See financial notes 35

 Laudus Mondrian Emerging Markets Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	11/2/07*-3/31/08
Net investment income		$503,769	$42,705
Net realized losses		(5,856,065)	(786,482)
Net unrealized losses	+	(11,236,403)	(139,666)

Decrease in net assets from operations		(16,588,699)	(883,443)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		27,359	595
Select Shares		14,482	1,121
Institutional Shares	+	331,693	28,590

Total distributions from net investment income		$373,534	$30,306

Transactions in Fund Shares

		4/1/08-3/31/09		11/2/07*-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		613,995	$4,874,466	221,053	$2,073,502
Select Shares		256,716	1,613,030	97,917	934,439
Institutional Shares	+	3,669,648	25,898,356	2,608,232	25,103,782

Total shares sold		4,540,359	$32,385,852	2,927,202	$28,111,723

Shares Reinvested
Investor Shares		4,795	$26,132	62	$571
Select Shares		2,510	13,678	122	1,121
Institutional Shares	+	35,677	194,084	3,100	28,584

Total shares reinvested		42,982	$233,894	3,284	$30,276

Shares Redeemed
Investor Shares		(465,969)	($2,619,733)	(12,598)	($113,103)
Select Shares		(236,046)	(1,396,739)	(16,426)	(152,547)
Institutional Shares	+	(1,062,185)	(6,030,105)	(522,507)	(4,852,433)

Total shares redeemed		(1,764,200)	($10,046,577)	(551,531)	($5,118,083)

Net transactions in fund shares		2,819,141	$22,573,169	2,378,955	$23,023,916

Shares Outstanding and Net Assets
		4/1/08-3/31/09		11/2/07*-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,378,955	$22,110,167	—	$-
Total increase	+	2,819,141	5,610,936	2,378,955	22,110,167

End of period		5,198,096	$27,721,103	2,378,955	$22,110,167

Net investment income not yet distributed/			$59,424		($2,902)
Distribution in excess of net investment income

*	Commencement of operations

36 See financial notes

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	4/01/08–	11/2/07[1]–
Investor Shares	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.05
Net realized and unrealized gains (losses)	(0.80)	1.27

Total from investment operations	(0.62)	1.32
Less distributions:
Distributions from net investment income	(0.33)	(0.04)

Net asset value at end of period	10.33	11.28

Total return (%)	(5.69)	13.27	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.10	1.10	[3]
Gross operating expenses	1.27	1.57	[3]
Net investment income (loss)	1.88	1.61	[3]
Portfolio turnover rate	92	1	[2]
Net assets, end of period ($ x 1,000)	20,102	16,148

	4/01/08–	11/2/07[1]–
Select Shares	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.06
Net realized and unrealized gains (losses)	(0.84)	1.28

Total from investment operations	(0.60)	1.34
Less distributions:
Distributions from net investment income	(0.37)	(0.05)

Net asset value at end of period	10.32	11.29

Total return (%)	(5.49)	13.42	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.82	0.82	[3]
Gross operating expenses	1.02	1.31	[3]
Net investment income (loss)	2.17	1.89	[3]
Portfolio turnover rate	92	1	[2]
Net assets, end of period ($ x 1,000)	24,033	20,078

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 37

 Laudus Mondrian International Fixed Income Fund

Financial Highlights continued

	4/01/08–	11/2/07[1]–
Institutional Shares	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.07
Net realized and unrealized gains (losses)	(0.86)	1.27

Total from investment operations	(0.59)	1.34
Less distributions:
Distributions from net investment income	(0.38)	(0.05)

Net asset value at end of period	10.32	11.29

Total return (%)	(5.40)	13.42	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.75	0.75	[3]
Gross operating expenses	0.87	1.23	[3]
Net investment income (loss)	2.24	1.98	[3]
Portfolio turnover rate	92	1	[2]
Net assets, end of period ($ x 1,000)	64,562	52,214

1 Commencement of operations.
2 Not annualized.
3 Annualized.

38 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

91.4%	Government Bonds	102,890,870	99,369,387
2.8%	Government Agency Obligations	2,552,443	2,975,414
2.3%	Corporate Bonds	3,725,549	2,536,156
0.7%	Covered Bond	952,427	709,972
1.6%	Other Investment Company	1,767,464	1,767,464

98.8%	Total Investments	111,888,753	107,358,393
1.2%	Other Assets and Liabilities, Net		1,338,907

100.0%	Net Assets		108,697,300

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 91.4% of net assets

Austria 2.7%
Austria Government Bond
3.50%, 07/15/15	2,200,000	2,931,627

Belgium 7.3%
Belgium Government Bond
3.75%, 09/28/15	2,500,000	3,361,451
5.50%, 09/28/17	3,100,000	4,617,775

		7,979,226

France 9.0%
France Government Bond OAT
4.00%, 04/25/13	400,000	563,608
4.00%, 04/25/14	370,000	521,299
5.00%, 10/25/16	2,700,000	4,006,257
5.75%, 10/25/32	2,900,000	4,711,178

		9,802,342

Germany 1.7%
Bundesrepublik Deutschland
4.00%, 01/04/18	800,000	1,155,108
4.75%, 07/04/34	500,000	736,389

		1,891,497

Ireland 2.8%
Ireland Government Bond
4.50%, 10/18/18	2,500,000	3,092,579

Italy 13.1%
Italy Government International Bond
2.75%, 06/15/10	2,500,000	3,372,784
4.75%, 02/01/13	2,400,000	3,397,614
4.25%, 08/01/14	1,340,000	1,863,926
4.50%, 02/01/18	2,500,000	3,451,098
4.00%, 02/01/37	1,400,000	1,547,563
Republic of Italy
1.80%, 02/23/10	58,000,000	584,531

		14,217,516

Japan 35.8%
Development Bank of Japan
1.75%, 03/17/17	40,000,000	413,256
Japan Government Ten Year Bond
1.40%, 09/20/11	110,000,000	1,136,379
1.10%, 09/20/12	400,000,000	4,109,285
1.20%, 09/20/12	66,000,000	680,312
0.80%, 03/20/13	260,000,000	2,639,781
0.90%, 06/20/13	440,000,000	4,482,146
1.60%, 09/20/13	440,000,000	4,617,508
1.30%, 12/20/14	331,000,000	3,424,346
1.50%, 03/20/15	400,000,000	4,186,816
2.00%, 03/20/16	460,000,000	4,976,918
1.90%, 06/20/16	460,000,000	4,946,665
Japan Government Thirty Year Bond
2.40%, 12/20/34	300,000,000	3,246,974

		38,860,386

Mexico 4.9%
Mexican Bonos
9.00%, 12/20/12	24,600,000	1,858,590
8.00%, 12/07/23	50,000,000	3,511,966

		5,370,556

Netherlands 6.3%
Netherlands Government Bond
4.25%, 07/15/13	2,100,000	2,979,921
3.75%, 07/15/14	2,750,000	3,818,974

		6,798,895

Poland 7.8%
Poland Government Bond
5.25%, 04/25/13	2,400,000	672,479
5.00%, 10/24/13	3,300,000	911,876
6.25%, 10/24/15	3,100,000	902,723

See financial notes 39

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

5.25%, 10/25/17	11,000,000	2,969,412
5.75%, 09/23/22	10,900,000	2,968,273

		8,424,763

Total Government Bonds (Cost $102,890,870)		99,369,387

Government Agency Obligations 2.8% of net assets

Germany 0.7%
Kreditanstalt fuer Wiederaufbau
2.05%, 09/21/09	70,000,000	711,704

Japan 2.1%
Japan Finance Org. for Municipal Enterprises
1.55%, 02/21/12	100,000,000	1,030,916
1.35%, 11/26/13	120,000,000	1,232,794

		2,263,710

Total Government Agency Obligations (Cost $2,552,443)		2,975,414

Corporate Bonds 2.3% of net assets

Netherlands 0.4%
ING Bank N.V.
6.13%, 05/29/09 (a)(b)(c)	490,000	410,790

United Kingdom 1.7%
HSBC Holdings plc
6.25%, 03/19/18 (c)	500,000	658,244
Lloyds TSB Bank plc
5.63%, 03/05/13 (a)(b)(c)	620,000	620,867
SL Finance plc
6.38%, 07/12/09 (a)(b)(c)	290,000	223,355
Standard Chartered Bank
5.88%, 09/26/17 (c)	350,000	357,166

		1,859,632

United States 0.2%
Zurich Finance (USA), Inc.
4.50%, 06/15/09 (a)(b)(c)	280,000	265,734

Total Corporate Bonds (Cost $3,725,549)		2,536,156

Covered Bond 0.7% of net assets

Ireland 0.7%
Depfa ACS Bank
1.65%, 12/20/16	110,000,000	709,972

Total Covered Bond (Cost $952,427)		709,972

	Number	Value
Security	of Shares	($)

Other Investment Company 1.6% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	1,767,464	1,767,464

Total Other Investment Company (Cost $1,767,464)		1,767,464

End of Investments.

At 03/31/09 the tax basis cost of the fund’s investments was $111,888,753, and the unrealized appreciation and depreciation were $1,454,332 and ($5,984,692), respectively, with a net depreciation of ($4,530,360).

(a)	Variable-rate security.
(b)	Callable security.
(c)	Illiquid security. At the period end, the value of these amounted to $2,536,156 or 2.3% of net assets.

In addition to the above, the fund held the following at 03/31/09.

	Currency	Amount of	Currency	Amount of
Expiration	to be	Currency to be	to be	Currency to be	Unrealized
Date	Received	Received	Delivered	Delivered	Gains / Losses

Forward Foreign Currency Contracts

04/30/2009	GBP	9,899,500	EUR	10,723,296	188,913
04/30/2009	GBP	9,899,500	EUR	10,723,296	(229,725)

Net unrealized losses on Forward Foreign Currency Contracts					(40,812)

40 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $111,888,753)		$107,358,393
Foreign currency, at value (cost $3,979)		3,940
Receivables:
Interest		1,394,102
Fund shares sold		317,123
Unrealized gains on forward foreign currency contracts		188,913
Prepaid expenses	+	1,340

Total assets		109,263,811

Liabilities
Payables:
Investment adviser fees		5,783
Distributions to shareholders		149,232
Fund shares redeemed		83,800
Distribution and shareholder services fees		4,267
Unrealized losses on forward foreign currency contracts		229,725
Accrued expenses	+	93,704

Total liabilities		566,511

Net Assets
Total assets		109,263,811
Total liabilities	−	566,511

Net assets		$108,697,300
Net Assets by Source
Capital received from investors		112,265,714
Net investment income not yet distributed		1,015,851
Net realized capital gains		7,990
Net unrealized capital losses		(4,592,255)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$20,102,325		1,946,934		$10.33
Select Shares	$24,033,421		2,328,843		$10.32
Institutional Shares	$64,561,554		6,258,143		$10.32

See financial notes 41

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Interest		$2,937,642

Net Realized Gains and Losses
Net realized gains on investments		903,567
Net realized gains on foreign currency transactions	+	1,321,168

Net realized gains		2,224,735

Net Unrealized Gains and Losses
Net unrealized losses on investments		(10,512,451)
Net unrealized losses on foreign currency translations	+	(28,333)

Net unrealized losses		(10,540,784)

Expenses
Investment adviser fees		589,430
Transfer agent fees		28,642
Distribution and shareholder services fees (Investor Shares)		56,126
Professional fees		55,107
Accounting and administrator fees		43,912
Shareholder reports		42,252
Registration fees		39,777
Sub-accounting fees
Investor Shares		34,692
Select Shares		34,553
Custodian fees		30,647
Interest expense		5,254
Trustees’ fees		5,104
Other expenses	+	11,440

Total expenses		976,936
Expense reduction by adviser	−	143,612
Custody credits	−	10

Net expenses		833,314

Increase (Decrease) in Net Assets from Operations
Total investment income		2,937,642
Net expenses	−	833,314

Net investment income		2,104,328
Net realized gains		2,224,735
Net unrealized losses	+	(10,540,784)

Decrease in net assets from operations		($6,211,721)

42 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/01/08-3/31/09	11/2/07*-3/31/08
Net investment income		$2,104,328	$338,363
Net realized gains (losses)		2,224,735	(77,981)
Net unrealized gains (losses)	+	(10,540,784)	5,948,529

Increase (Decrease) in net assets from operations		(6,211,721)	6,208,911

Distributions to Shareholders
Distributions from net investment income
Investor Shares		695,407	33,714
Select Shares		797,217	50,639
Institutional Shares	+	1,848,694	142,251

Total distributions from net investment income		3,341,318	226,604

Transactions in Fund Shares

		4/01/08-3/31/09		11/2/07*-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,307,895	$14,146,538	1,546,672	$16,580,538
Select Shares		1,372,544	14,711,236	1,854,202	19,621,852
Institutional Shares	+	4,716,167	49,917,667	4,705,565	49,150,016

Total shares sold		7,396,606	$78,775,441	8,106,439	$85,352,406

Shares Reinvested
Investor Shares		58,064	$636,596	2,878	$31,299
Select Shares		62,740	686,296	3,845	41,629
Institutional Shares	+	119,135	1,302,489	12,658	136,064

Total shares reinvested		239,939	$2,625,381	19,381	$208,992

Shares Redeemed
Investor Shares		(850,555)	($8,879,908)	(118,020)	($1,271,229)
Select Shares		(885,184)	(9,266,453)	(79,304)	(837,623)
Institutional Shares	+	(3,202,902)	(33,443,875)	(92,480)	(995,100)

Total shares redeemed		(4,938,641)	($51,590,236)	(289,804)	($3,103,952)

Net transactions in fund shares		2,697,904	$29,810,586	7,836,016	$82,457,446

Shares Outstanding and Net Assets
		4/01/08-3/31/09		11/2/07*-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,836,016	$88,439,753	—	$-
Total increase	+	2,697,904	20,257,547	7,836,016	88,439,753

End of period		10,533,920	$108,697,300	7,836,016	$88,439,753

Net investment income not yet distributed			$1,015,851		$36,096

*	Commencement of operations.

See financial notes 43

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust (the ”Trust”), an open-end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the Trust including the Funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund	Laudus Mondrian International Equity Fund Laudus Mondrian Global Equity Fund Laudus Mondrian Emerging Markets Fund Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund commenced operations on November 2, 2007. The Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Equity Fund commenced operations on June 17, 2008 and each Fund offers three share classes: Investor Shares, Select Shares and Institutional Shares. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund may also keeps certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market values adjusted for changes in value that may occur between the close of foreign exchange and the time at which Funds’ shares are priced. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Futures and forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Short-term securities (60 days or less to maturity): valued at amortized cost, when it approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Delayed-Delivery: The Funds may buy securities on a delayed-delivery basis. In these transactions, a Fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the Fund could end up paying more for the security than its market value at the time of settlement. The Funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

Futures Contract: The Funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a Fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Currency Contract: The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the Funds’ financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the Funds could sustain a loss.

Repurchase Agreement: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A Fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year, if any, with the exception of Laudus Mondrian International Fixed Income Fund which pays quarterly dividends.

(g) Custody Credit:

Certain Funds have an arrangement with their custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) Accounting Pronouncements:

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective April 1, 2008. The Laudus Mondrian International Equity Fund and the Laudus Mondrian Global

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Equity Fund adopted SFAS No. 157 when they commenced operations on June 17, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009:

	Laudus Mondrian International		Laudus Mondrian Global
	Equity Fund		Equity Fund
		Other		Other
	Investments	Financial	Investments	Financial
	in Securities	Instruments*	in Securities	Instruments*

Level 1	$922,978	$—	$1,161,752	$—
Level 2	17,901,974	—	1,734,375	—
Level 3	—	—	—	—

	$18,824,952	$—	$2,896,127	$—

	Laudus Mondrian Emerging		Laudus Mondrian International
	Markets Fund		Fixed Income Fund
		Other		Other
	Investments	Financial	Investments	Financial
	in Securities	Instruments*	in Securities	Instruments*

Level 1	$11,483,096	—	$1,767,464	($40,812)
Level 2	15,845,646	—	105,590,929	—
Level 3	—	—	—	—

	$27,328,742	$—	$107,358,393	$—

*	Other Financial Instruments are forward contracts which are not included in Portfolio Holdings and valued at the unrealized appreciation or depreciation.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 on the Funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”) SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008 SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities Management is currently evaluating the impact of the adoption of SFAS No. 161 on the Funds’ financial statement disclosures.

 Laudus Mondrian Funds

Financial Notes (continued)

3. Risk factors:

Investing in the Funds may involve certain risks including, but not limited to, those described below:

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the Fund’s performance also will lag those investments.

A Fund may also be subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of large-size companies, for instance — the Fund’s performance also will lag those investments.

Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer’s ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (”CSIM” or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds’ investment adviser pursuant to Management Contracts (“Advisory Agreement”) between it and the Trust. Mondrian Investment Partners Limited (“Mondrian”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

 Laudus Mondrian Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to each Fund, the Investment Adviser is entitled to receive an annual fee payable monthly based on the Funds’ average daily net assets described as follows.

	First $1 billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Global Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Fixed Income Fund	0.60%	0.60%

CSIM (not the Funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2011, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International Equity	Global Equity	Emerging Markets	International Fixed
	Fund	Fund	Fund	Income Fund

Investor Shares	1.40%	1.40%	1.80%	1.10%
Select Shares	1.12%	1.12%	1.52%	0.82%
Institutional Shares	1.05%	1.05%	1.45%	0.75%

Effective May 5, 2009, no further fees will be assessed under the Distribution and Shareholder Service Plan or for sub-accounting and sub-transfer agency services on the Investor and Select Shares of the Laudus Mondrian International Fixed Income Fund, which will make the expense limitation on the Investor and Select Shares 0.75%.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2009, the balance of recoupable expenses is as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global Equity	Emerging Markets	International Fixed
Expire	Equity Fund	Fund	Fund	Income Fund

2010	—	—	$80,048	$84,455
2011	$106,871	$90,576	$180,441	$143,612

5. Other Shareholders Services

Boston Financial Data Services, Inc. (BFDS) provides the transfer agent services to the Funds, and receives transfer agent fees from the Funds as shown in the Statement of Operations.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s Distributor-ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to reimburse, out of the Investor and Select Class assets of the Funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares of the Funds an amount up to 0.15% of the average daily net assets of that class on an annual basis.

Effective May 5, 2009, no further fees will be assessed on Investor and Select Shares of the Laudus Mondrian International Fixed Income Fund for sub-accounting and sub-transfer agency services or under the Distribution and Shareholder Service Plan.

 Laudus Mondrian Funds

Financial Notes (continued)

6. Board of Trustees

Trustees may include people who are officers and/or directors of other fund families managed by the Investment Adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of these persons for their service as trustees, but did pay non-interested persons (Independent Trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the Independent Trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any Independent Trustee may increase or decrease based on the performance of the Funds.

7. Borrowing from Banks:

The Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Market Fund, and the Laudus Mondrian International Fixed Income Fund have access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit for the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operation. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales of Investment Securities:

For the period ended March 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases	Sales

Laudus Mondrian International Equity Fund	$25,522,651	$1,025,181
Laudus Mondrian Global Equity Fund	5,610,399	526,685
Laudus Mondrian Emerging Markets Fund	37,448,529	13,532,499
Laudus Mondrian International Fixed Income Fund	118,101,083	87,035,580

9. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(4/1/08-3/31/09)	(11/2/07-3/31/08)

Laudus Mondrian International Equity Fund	$48	$—
Laudus Mondrian Global Equity Fund	5	—
Laudus Mondrian Emerging Markets Fund	1,968	1,452
Laudus Mondrian International Fixed Income Fund	9,018	837

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of March 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International Equity	Global Equity	Emerging Markets	International Fixed
	Fund	Fund	Fund	Income Fund

Undistributed ordinary income	$117,444	$25,801	$58,408	$1,128,566
Undistributed long-term capital gains	—	—	—	—
Accumulated capital and other losses	—	—	—	—

Unrealized appreciation	40,278	10,609	667,700	1,454,332
Unrealized depreciation	(5,464,654)	(1,946,708)	(14,710,343)	(5,984,692)
Other unrealized appreciation/(depreciation)	1,426	195	(5,892)	(61,895)

Net unrealized appreciation/(depreciation)	($5,422,950)	($1,935,904)	($14,048,535)	($4,592,255)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

For tax purposes, capital loss carry forwards may be used to offset future realized capital gains. As of March 31, 2009, the funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International Equity	Global Equity	Emerging Markets	International Fixed
Expire	Fund	Fund	Fund	Income Fund

2017	—	4,137	1,445,702	—

Total	$—	$4,137	$1,445,702	$—

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009 the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International Equity	Global Equity	Emerging Markets	International Fixed
	Fund	Fund	Fund	Income Fund

Capital losses deferred	$634,252	$282,446	$2,440,876	$—
Currency losses deferred	—	—	—	—
Capital losses utilized	—	—	—	—

The tax-basis components of distributions paid during the current and prior period were:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International Equity	Global Equity	Emerging Markets	International Fixed
	Fund	Fund	Fund	Income Fund

Current period distribution
Ordinary income	$181,435	$119,257	$373,534	$3,341,318
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—
Prior period distribution
Ordinary income	$—	$—	$30,306	$226,604
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of March 31, 2009, the Funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International Equity	Global Equity	Emerging Markets	International Fixed
	Fund	Fund	Fund	Income Fund

Capital shares	($12)	($16)	$—	$—
Undistributed net investment income	41,268	62,990	(67,909)	2,216,745
Net realized capital gains and losses	(41,256)	(62,974)	67,909	(2,216,745)

As of March 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2009, the Funds did not incur any interest or penalties.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund (four of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2009

Other Federal Tax Information: (Unaudited)

The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2009, and the respective foreign source income on the Funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian International Equity Fund	$27,771	$381,939
Laudus Mondrian Global Equity Fund	4,589	66,102
Laudus Mondrian Emerging Markets Fund	83,005	965,809
Laudus Mondrian International Fixed Income Fund	—	—

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2009, qualify for the corporate dividends received deductions:

Percentage
Laudus Mondrian International Equity Fund	—
Laudus Mondrian Global Equity Fund	34.36
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	—

For the fiscal year ended March 31, 2009, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Laudus Mondrian International Equity Fund	$209,206
Laudus Mondrian Global Equity Fund	94,051
Laudus Mondrian Emerging Markets Fund	456,539
Laudus Mondrian International Fixed Income Fund	—

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2009, the Fund Complex included 83 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	14	None

Interested Trustees
Number of
Name, Address[1]	Principal	Portfolios in
and Year of Birth;	Occupation(s)	Fund Complex
(Term of Office,	During the	Overseen by
and Length of Time Served2)	Past Five Years	the Trustee	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	14	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Bari Havlik 1961 (3/09-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since March 2009.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

The Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41684-01

Annual Report March 31, 2009

COMMAND PERFORMANCETM

Laudus Rosenberg U.S. Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors)
Laudus Rosenberg Long/Short Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
AXA Rosenberg Investment Management LLC

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for
the Report Period

Laudus Rosenberg U.S. Large Capitalization Fund

Investor Shares (Ticker Symbol: AXLVX)	-37.61%
Select Shares (Ticker Symbol: AXLIX)	-37.50%
Benchmark: Russell 1000® Index	-38.27%

Performance Details	pages 6-7

Laudus Rosenberg U.S. Large Capitalization Value Fund

Investor Shares (Ticker Symbol: LCVJX)	-40.80%
Select Shares (Ticker Symbol: LLCVX)	-40.60%
Benchmark: Russell 1000® Value Index	-42.42%

Performance Details	pages 8-9

Laudus Rosenberg U.S. Discovery Fund

Investor Shares (Ticker Symbol: RDIVX)	-41.24%
Select Shares (Ticker Symbol: RDISX)	-40.99%
Benchmark: Russell 2500tm Index	-38.23%

Performance Details	pages 10-11

Laudus Rosenberg U.S. Small Capitalization Fund

Investor Shares (Ticker Symbol: BRSCX)	-43.79%
Select Shares (Ticker Symbol: USCIX)	-43.52%
Adviser Shares (Ticker Symbol: LIFUX)	-43.68%
Benchmark: Russell 2000® Index	-37.50%

Performance Details	pages 12-13

Laudus Rosenberg Long/Short Equity Fund

Investor Shares (Ticker Symbol: BRMIX)	-13.59%
Select Shares (Ticker Symbol: BMNIX)	-13.34%
Benchmark: 90-day T-bills	0.99%

Performance Details	pages 14-16

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small-company stocks are subject to greater volatility than other asset categories.
Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.
Investments in long/short funds are riskier than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.
The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund’s performance. AXA Rosenberg attempts to achieve returns for the Fund’s shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.
Please see prospectus for further detail and investor eligibility requirements.

2 Laudus Rosenberg U.S. Equity Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, financial markets were besieged with volatility and turmoil, while many economies across the globe experienced slower growth or recession, making investment conditions some of the most difficult in history. Although returns were relatively better in March, the fiscal year was characterized by two particularly bearish periods – the end of 2008 and the beginning of 2009. In this environment, major equity indices experienced significant declines. The Russell 1000 Index, for example, was down 38% for the reporting period, while the Russell 1000 Value Index declined 42%. On average, returns were down in all major sectors. The fixed income space, usually a bright spot in down markets, was not immune to the current market malady, with the Citigroup Non-U.S. Dollar World Government Bond Index down around 6%.

Within the Laudus Rosenberg Fund Family, returns in the funds followed the general downdraft on equity and fixed income prices. In both the U.S. and International fund groups, returns were down between 40-50% on average, with the exception of the Laudus Rosenberg Long/Short Fund, down around 13%, indicating that various un-hedged investment strategies were similarly affected by overall market declines. In general, modest outperformance and underperformance relative to funds’ respective benchmarks was primarily attributable to stock selection. For more detail, please see the portfolio manager’s commentary in the following pages.

The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg Investment Management, LLC, one of the world’s premier equity specialists and institutional money managers. Through the Laudus Rosenberg Funds offering, this distinctive approach to investment management is easily accessible to independent advisors and individual investors.

During the reporting period, the Board approved changes to the Laudus Rosenberg subadvisory contracts between AXA Rosenberg and CSIM effective April 1, 2009. These changes simplify the subadvisory contracts but do not have any impact on the overall advisory fees paid by the Laudus Rosenberg Funds. Additional information is available in the Funds’ Statement of Additional Information.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Rosenberg U.S. Equity Funds 3

The Investment Environment

The past twelve months produced significant negative returns and high volatility in global capital markets, and nearly all major equity indexes lost more than 40%. Generally, U.S. equity markets fared slightly better than international ones, while fixed income outperformed both. Commodity indexes also lost value. Globally, losses were highly synchronized, exhibiting a pattern typical during periods of global economic weakness.

In the U.S., large-cap stocks lost about 38% for the period, but with a wide spread between growth- and value-style equities, as growth outperformed value by about 8%. U.S. small-caps slightly outperformed U.S. large-caps, losing just under 38%. U.S. small-cap growth stocks outperformed value, but still lost more than 36%. Internationally, the results were worse. International large-cap stocks lost nearly 47%, but outperformed international small-cap stocks, which were down more than 48%. As occurred in the U.S., international growth stocks outperformed their value counterparts, but the difference was less, with growth leading by around 3%.

What caused these weak returns, especially during a relatively short period of time of twelve months? In essence, the credit crisis that began in the summer of 2007 dominated the capital markets during the period. In September 2008, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed, especially during the second half of the reporting period. Companies in all areas but especially in the financial services sector deleveraged their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used the loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and build and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and Treasury bonds maturing in the next ten to twenty years returned about 12%. More diversified fixed income investments also generated positive returns, typically around 3%, as investors flocked to defensive investments.

From a global sector perspective, financial stocks were down nearly 60% on average, primarily due to impacts following the credit crunch. Materials, down more than 50%, and Energy stocks, off about 40%, did poorly due to the deleveraging process described above and due to investors’ movements out of equity positions. Industrials and Consumer Discretionary stocks also lost between 40-50%, on average. On a relative basis,

4 Laudus Rosenberg U.S. Equity Funds

The Investment Environment continued

global Health Care and Consumer Staples firms performed better, down around 22% and 30%, respectively; these sectors are generally considered to be defensive investments in times of economic or market stress.

Among major developed economies, Japan performed the best during the period, losing about 36% in U.S. dollar terms. The U.S. did slightly worse, down nearly 38%. Most European countries lost more than 45%. It is important to note that through most of the reporting period, the U.S. dollar rallied against the British pound and the Euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group performed in line with developed markets, losing about 47% in the twelve-month period. A few emerging markets such as Russia lost nearly 70%, but a surprising number such as China did relatively well, losing about 35%.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down more than 50% for the twelve-month period. Crude oil lost 67% for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand. Gold was one relative bright spot among commodity returns, losing about 1% for the period.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Rosenberg U.S. Equity Funds 5

Laudus Rosenberg U.S. Large Capitalization Fund

The Laudus Rosenberg U.S. Large Capitalization Fund Investor Shares returned -37.61% for the fiscal year ending March 31, 2009, outperforming the benchmark Russell 1000 Index, which returned -38.27%. Persistent volatility, investor risk aversion, and economic recession weighed heavily on equity prices during the reporting period. On a relative basis, outperformance versus the benchmark was principally attributable to stock selection in Energy and allocation effect within Financials.

Despite modest outperformance relative to the benchmark, returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. In the fund, Materials, Industrials, and Financials declined the most. Prices in the Material and Industrial sectors declined primarily as investors priced in slower growth and decreased demand amidst economic recession. Corporations within the Financial sector, particularly banks, ailed as credit constraints continued to adversely impact markets and stock prices. Better performing sectors were Utilities, Telecomm Services, and Health Care. Relative to the benchmark, the fund’s underweight to the Financial sector as well as stock selection in Energy benefited the fund. Within Energy, an overweight to Chevron Corp., Alpha Natural Resources, Inc., and Marathon Oil Corp., combined with an underweight to Transocean Ltd. and Schlumberger Ltd. primarily accounted for outperformance versus the benchmark.

From a price-to-earnings (P/E) standpoint, returns were down across the board. Companies with negative P/E ratios experienced the most significant decline, but the fund benefited from underweighting these companies relative to the benchmark. Over 90% of the fund’s holdings are in companies with mid to low P/E ratios. On average, returns in companies with lower P/E ratios were better than companies with higher or negative P/E ratios.

Within the large-cap space, returns across all capitalization levels were negative, on average. In the fund, corporations in the $5-25 billion range were most negative when compared to other capitalization levels. Relative to the benchmark, stock selection in the $100-150 billion range benefited the fund.

In terms of price-to-book (P/B) ratios, returns were negative across the board. Relative to the benchmark, outperformance was primarily attributable to stock selection in corporations with low P/B ratios.

As of 3/31/09:
 Fund Characteristics

Number of Securities	176
Avg. Market Capitalization

($Wtd. x 1,000,000)	$56,260
Portfolio Turnover

(One year trailing)	153%

Price to Earnings (P/E)	13.08

Price/Book Ratio (P/B)	1.9

Price to Cash Flow	8.49

Beta	0.84

Return on Equity	15.65%

Five-Year Earnings Growth	16%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	7/31/2002	6/19/2002
Total Net Assets ($ x 1,000)	$7,951	$52,891
Ticker Symbol	AXLVX	AXLIX
Cusip	51855Q853	51855Q101
NAV	$6.39	$6.37

Manager views and portfolio holdings may have changed since the report date.

6 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Large Capitalization Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	Since Inception

Investor (7/31/02)	-37.61%	-4.20%	-0.06%
Select (6/19/02)	-37.50%	-3.89%	-1.49%
Benchmark: Russell 1000® Index*	-38.27%	-4.54%	(7/31/02) 0.27%
			(6/19/02) -1.55%

Fund Expense Ratios2: Investor Shares: Net 1.14%; Gross 1.40% / Select Shares: Net 0.84%; Gross 1.01%

 Sector Weightings % of Investments3

Health Care	23.5%

Information Technology	20.9%

Consumer Staples	17.6%

Financials	9.1%

Consumer Discretionary	8.2%

Industrials	6.2%

Energy	5.4%

Utilities	4.6%

Telecommunication Services	3.5%

Materials	1.0%

Total	100.0%

 Top Holdings % of Net Assets3

International Business Machines Corp.	4.6%

Hewlett-Packard Co.	3.8%

Bristol-Myers Squibb Co.	3.7%

Wal-Mart Stores, Inc.	3.6%

Gilead Sciences, Inc.	3.0%

Microsoft Corp.	2.9%

Exxon Mobil Corp.	2.7%

CVS Caremark Corp.	2.4%

Johnson & Johnson	2.2%

Pfizer, Inc.	2.2%

Total	31.1%

*	Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 7

Laudus Rosenberg U.S. Large Capitalization Value Fund

The Laudus Rosenberg U.S. Large Capitalization Value Fund Investor Shares returned -40.80% for the fiscal year ending March 31, 2009, outperforming the benchmark Russell 1000 Value Index, which returned -42.42%. Persistent volatility, investor risk aversion, and economic recession weighed heavily on equity prices during the reporting period. All major sectors represented in the fund and benchmark declined. On a relative basis, outperformance versus the benchmark was principally attributable to stock selection and allocation effect within Financials.

Despite modest outperformance relative to the benchmark, returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. In the fund, Materials, Industrials, and Financials declined the most. Prices in the Material and Industrial sectors declined primarily as investors priced in slower growth and decreased demand amidst economic recession. Corporations within the Financial sector, particularly banks, ailed as credit constraints continued to adversely impact markets and stock prices. Better performing sectors were Utilities, Telecommunication Services, and Health Care. Relative to the benchmark, the fund’s underweight to the Financial sector as well as stock selection benefited the fund; an underweight to AIG, and overweights to Travelers Companies, Inc., Loews Corp., and J.P. Morgan Chase & Co. added value.

From a price-to-earnings (P/E) standpoint, returns were down across the board. Companies with negative P/E ratios experienced the most significant decline, but the fund benefited from underweighting these companies relative to the benchmark. Over 90% of the fund’s holdings are in companies with mid to low P/E ratios. On average, returns in this range were less negative when compared to companies with higher P/E ratios or negative P/E ratios.

Within the large-cap space, returns across all capitalization levels were negative, on average. In the fund, corporations in the $25-50 billion range were most negative when compared to other capitalization levels. Relative to the benchmark, stock selection in the $100-150 billion range benefited the fund, as did allocation and stock selection in the $25-50 billion range.

In terms of price-to-book (P/B) ratios, returns were negative across the board. Relative to the benchmark, stock selection in and allocation to corporations with low P/B ratios generally benefited the fund.

As of 3/31/09:
 Fund Characteristics

Number of Securities	200
Avg. Market Capitalization

($Wtd. x 1,000,000)	$64,333
Portfolio Turnover

(One year trailing)	63%

Price to Earnings (P/E)	10.43

Price/Book Ratio (P/B)	1.3

Price to Cash Flow	5.98

Beta	0.81

Return on Equity	13.09%

Five-Year Earnings Growth	12%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$100 (as of 5/5/09)
Inception Date	5/2/2005	5/2/2005
Total Net Assets ($ x 1,000)	$624	$19,451
Ticker Symbol	LCVJX	LLCVX
Cusip	51855Q853	51855Q101
NAV	$6.14	$6.16

Manager views and portfolio holdings may have changed since the report date.

8 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$10,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor (5/2/05)	-40.80%	-6.90%
Select (5/2/05)	-40.60%	-6.62%
Benchmark: Russell 1000® Value Index*	-42.42%	-8.87%

Fund Expense Ratios2: Investor Shares: Net 1.14%; Gross 3.28% / Select Shares: Net 0.84%; Gross 2.88%

 Sector Weightings % of Investments3

Health Care	17.7%

Consumer Staples	14.9%

Financials	14.6%

Energy	14.4%

Utilities	11.6%

Telecommunication Services	8.8%

Consumer Discretionary	6.8%

Industrials	6.5%

Information Technology	3.1%

Materials	1.6%

Total	100.0%

 Top Holdings % of Net Assets3

Exxon Mobil Corp.	5.4%

Chevron Corp.	4.4%

AT&T, Inc.	4.0%

Pfizer, Inc.	3.5%

Verizon Communications, Inc.	3.5%

Johnson & Johnson	3.2%

State Street Institutional Liquid Reserves Fund	3.1%

Amgen, Inc.	2.0%

General Electric Co.	2.0%

JPMorgan Chase & Co.	2.0%

Total	33.1%

*	Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements. Effective May 5, 2009, the expense limitation for the Investor Shares will be further reduced to 0.84%. See Financial Notes for more information.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 9

Laudus Rosenberg U.S. Discovery Fund

The Laudus Rosenberg U.S. Discovery Fund Investor Shares returned -41.24% for the fiscal year ending March 31, 2009, underperforming the benchmark Russell 2500 Index, which returned -38.23%. Persistent volatility, investor risk aversion, and economic recession weighed heavily on equity prices during the reporting period. On a relative basis, underperformance versus the benchmark was principally attributable to stock selection. In general, an overweight to value stocks detracted from performance as these stocks underperformed. However, an underweight to financial leverage benefited the fund.

Returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. On a sector specific level, Energy, Industrials, and Materials declined the most. Although stronger earlier in the period, the Energy sector experienced significant downward pricing pressure as the economic recession deepened and growth slowed. Better performing sectors were Telecomm services and Utilities, which are typically seen as being more recession resistant. Relative to the benchmark, stock selection across a number of sectors detracted from returns, most notably in Information Technology, Industrials, and Financials. Within Industrials, an overweight to The Manitowoc Company, Inc. detracted the most among individual holdings. Stock selection and allocation effect within the Energy sector led offsetting factors, despite the sector’s negative return.

From a price-to-earnings (P/E) standpoint, returns were down across the board. Corporations with negative P/E ratios performed worse. About one third of the fund is allocated to companies with low P/E ratios. Relative to the benchmark, stock selection within companies with low P/E ratios was the most significant detractor.

When looking at market capitalization, returns were negative across all capitalization levels. The fund is primarily allocated to corporations with market capitalizations between $300 million to $5 billion. Relative to the benchmark, stock selection in companies with market caps of $1.5 billion and below generally detracted, particularly in the $750 million to $1.5 billion range. However, selection within the $5 billion to $7.5 billion range helped to pare losses.

In terms of price-to-book (P/B), returns across the spectrum were negative. The fund is primarily allocated to companies with mid to low P/B ratios. Relative to the benchmark, stock selection in companies with low P/B ratios accounted for most of the underperformance.

As of 3/31/09:
 Fund Characteristics

Number of Securities	395
Avg. Market Capitalization

($Wtd. x 1,000,000)	$1,787
Portfolio Turnover

(One year trailing)	115%

Price to Earnings (P/E)	24.41

Price/Book Ratio (P/B)	1.2

Price to Cash Flow	9.09

Beta	1.03

Return on Equity	4.81%

Five-Year Earnings Growth	17%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	10/3/2001	9/4/2001
Total Net Assets ($ x 1,000)	$81,981	$295,568
Ticker Symbol	RDIVX	RDISX
Cusip	51855Q838	51855Q309
NAV	$9.30	$9.44

Manager views and portfolio holdings may have changed since the report date.

10 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Discovery Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	Since Inception

Investor (10/3/01)	-41.24%	-5.93%	2.05%
Select (9/4/01)	-40.99%	-5.59%	1.52%
Benchmark: Russell 2500tm Index*	-38.23%	-4.45%	(10/3/01) 2.27%
			(9/4/01) 3.15%

Fund Expense Ratios2: Investor Shares: 1.34% / Select Shares: 0.96%

 Sector Weightings % of Investments3

Information Technology	23.6%

Health Care	20.0%

Consumer Discretionary	12.5%

Financials	11.7%

Consumer Staples	8.1%

Utilities	8.0%

Industrials	6.9%

Energy	3.5%

Materials	3.2%

Telecommunication Services	2.5%

Total	100.0%

 Top Holdings % of Net Assets3

Dollar Tree, Inc.	2.2%

Sybase, Inc.	2.0%

Life Technologies Corp.	2.0%

State Street Institutional Liquid Reserves Fund	1.9%

Synopsys, Inc.	1.9%

CenturyTel, Inc.	1.8%

Church & Dwight Co., Inc.	1.8%

Alliant Energy Corp.	1.8%

Hewitt Associates, Inc., Class A	1.8%

CMS Energy Corp.	1.7%

Total	19.2%

*	Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 18% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Reflects the total annual fund operating expenses. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 11

Laudus Rosenberg U.S. Small Capitalization Fund

The Laudus Rosenberg U.S. Small Capitalization Fund Investor Shares returned -43.79% for the fiscal year ending March 31, 2009, underperforming the benchmark Russell 2000 Index, which returned -37.50%. Persistent volatility, investor risk aversion, and economic recession weighed heavily on equity prices during the reporting period. On a relative basis, underperformance versus the benchmark was principally attributable to stock selection in Financials, Industrials, and Health Care. In general, an overweight to value stocks detracted from performance as these stocks underperformed.

Returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. On a sector specific level, Energy and Materials were down the most. Although stronger earlier in the period, the Energy sector experienced significant downward pricing pressure as the economic recession deepened and growth slowed. Though still negative, better performing sectors were Consumer Staples and Utilities, which are typically seen as being more recession resistant. Relative to the benchmark, stock selection in Financials, Industrials, and Health Care contributed most significantly to underperformance. Within Industrials, an overweight to Genco Shipping & Trading Ltd. detracted the most among individual holdings. In Technology, an overweight to Insight Enterprises Inc. detracted the most among individual holdings. Allocation in Consumer Discretionary helped to partially offset these losses; in addition, an overweight to Netflix, Inc. and AutoNation, Inc. added value.

From a price-to-earnings (P/E) standpoint, returns were again down across the board. In general, companies with negative P/E ratios accounted for most of the underperformance. The fund is primarily allocated to corporations with mid to low P/E ratios. Relative to the benchmark, stock selection within the lowest P/E range detracted most significantly, followed by stock selection in companies with high P/E ratios.

When looking at market capitalization, returns were negative across all market capitalization levels. The fund, like the benchmark, is primarily allocated to corporations with capitalizations below $3 billion. Relative to the benchmark, stock selection in companies with capitalizations below $1.5 billion detracted most significantly.

In terms of price-to-book (P/B), returns were down similarly across the spectrum. The fund, like the benchmark, is primarily allocated to companies with mid to low P/B ratios. Relative to the benchmark, an overweight to companies with low P/B ratios, as well as stock selection with in this space accounted for most of the underperformance.

As of 3/31/09:
 Fund Characteristics

Number of Securities	338
Avg. Market Capitalization

($Wtd. x 1,000,000)	$881
Portfolio Turnover

(One year trailing)	114%

Price to Earnings (P/E)	24.21

Price/Book Ratio (P/B)	1.1

Price to Cash Flow	7.15

Beta	1.07

Return on Equity	5.03%

Five-Year Earnings Growth	13%

 Fund Overview

	Investor Shares	Select Shares	Adviser Shares

Initial Investment	$100	$50,000	$100,000
Inception Date	10/22/1996	2/22/1989	1/21/1997
Total Net Assets ($ x 1,000)	$77,227	$156,272	$8,760
Ticker Symbol	BRSCX	USCIX	LIFUX
Cusip	51855Q820	51855Q408	51855Q739
NAV	$4.32	$4.50	$4.39

Manager views and portfolio holdings may have changed since the report date.

12 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Small Capitalization Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$100,000 Investment in Adviser Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	10 Years

Investor (10/22/96)	-43.79%	-8.69%	2.71%
Select (2/22/89)	-43.52%	-8.35%	3.05%
Adviser (1/21/97)	-43.68%	-8.57%	2.81%
Benchmark: Russell 2000® Index*	-37.50%	-5.24%	1.93%

Fund Expense Ratios2: Investor Shares: 1.32% / Select Shares: 0.96% / Adviser Shares: 1.21%

 Sector Weightings % of Investments3

Consumer Discretionary	29.8%

Information Technology	17.8%

Health Care	14.6%

Financials	14.3%

Industrials	8.9%

Consumer Staples	7.1%

Utilities	4.9%

Materials	1.6%

Telecommunication Services	0.7%

Energy	0.3%

Total	100.0%

 Top Holdings % of Net Assets3

Perot Systems Corp., Class A	2.3%

State Street Institutional Liquid Reserves Fund	2.2%

Skyworks Solutions, Inc.	2.1%

Solera Holdings, Inc.	2.1%

Aspen Insurance Holdings Ltd.	2.0%

Flowers Foods, Inc.	2.0%

Netflix, Inc.	2.0%

NewAlliance Bancshares, Inc.	1.8%

Aeropostale, Inc.	1.7%

Alkermes, Inc.	1.6%

Total	19.8%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Reflects the total annual fund operating expenses. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 13

Laudus Rosenberg Long/Short Equity Fund

The Laudus Rosenberg Long/Short Equity Fund Investor Shares returned -13.59% for the fiscal year ending March 31, 2009, underperforming the benchmark 90-day T-bills, which returned 0.99%. Persistent volatility, investor risk aversion, and a global economic recession weighed heavily on equity prices during the reporting period. All major sectors represented in the fund and benchmark declined. On a relative basis, underperformance was generally attributable to stock selection on both the long and short side; the fund’s long positions were steeply negative, while the fund’s short positions were not negative enough to counteract losses from the long side.

On a sector specific level, returns were down across the board. Financials, Industrials, and Materials experienced the most significant decline, on average down more than 55%. On the long side, stock selection in Industrials, Materials, and Information Technology detracted most, while selection in the Telecom Services sector helped to partially offset. On the short side, stock selection in Financials, Consumer Staples, and Industrials led factors detracting from overall returns.

From a price-to-earnings (P/E) perspective, returns were negative across the spectrum. Stock selection on the short side in companies with medium to high P/E ratios detracted, while stock selection in low and negative P/E ratios helped to partially offset. On the long side, stock selection in companies with very low and high P/E ratios generally detracted, with selection in negative P/E ratios offsetting slightly.

From a market cap perspective, returns were again down across the board. On the short side, stock selection in the $0-300 million range, as well as selection in the $3-5 billion and $7.5 billion and above range detracted most. On the long side, stock selection in the $3-5 billion and $7.5 billion and above range hurt the fund.

In terms of price-to-book (P/B) ratios, stock selection on both the long and short side in companies with low P/B ratios detracted, as did selection in companies with high P/B ratios.

As of 3/31/09:
 Fund Characteristics

	Long	Short

Number of Securities	465	235
Avg. Market Capitalization ($Wtd. x 1,000,000)	27,206	31,757
Portfolio Turnover (One year trailing)	244%	270%
Price to Earnings (P/E)	18.52	56.41
Price to Book (P/B)	1.43	1.82
Price to Cash Flow	6.32	6.89
Beta	0.95	1.21
Return on Equity	8.88%	7.29%
Five-Year Earnings Growth	15.80%	21.33%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	12/18/1997	12/16/1997
Total Net Assets ($ x 1,000)	$11,640	$66,963
Ticker Symbol	BRMIX	BMNIX
Cusip	51855Q838	51855Q309
NAV	$8.90	$8.96

Manager views and portfolio holdings may have changed since the report date.

14 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg Long/Short Equity Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	10 Years

Investor (12/18/97)	-13.59%	-0.93%	1.59%
Select (12/16/97)	-13.34%	-0.60%	1.91%
Benchmark: 90-day T-bills	0.99%	3.17%	3.24%

Fund Expense Ratios2: Investor Shares: Net 1.89%; Gross 3.30% / Select Shares: Net 1.69%; Gross 3.09%

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. It also excludes dividend expense on securities sold short. Gross Expenses: Reflects the total annual fund operating expenses. Also, includes dividend expense on securities sold short. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus Rosenberg U.S. Equity Funds 15

Performance Summary as of 3/31/09

Long Equity Positions

 Sector Weightings % of Investments1

Information Technology	21.9%

Consumer Discretionary	18.3%

Health Care	17.2%

Industrials	9.1%

Financials	8.6%

Consumer Staples	8.4%

Energy	8.0%

Utilities	5.6%

Materials	1.6%

Telecommunication Services	1.3%

Total	100.0%

 Top Holdings % of Net Assets1

Bristol-Myers Squibb Co.	3.5%

Gilead Sciences, Inc.	3.4%

Chevron Corp.	3.3%

Comcast Corp., Class A	3.3%

JPMorgan Chase & Co.	3.2%

International Business Machines Corp.	3.1%

Baxter International, Inc.	2.4%

CVS Caremark Corp.	2.4%

The Walt Disney Co.	2.1%

Computer Sciences Corp.	2.0%

Total	28.7%

Short Equity Positions

 Sector Weightings % of Short Positions1

Information Technology	29.3%

Energy	16.5%

Industrials	13.5%

Consumer Discretionary	11.8%

Health Care	9.0%

Financials	7.2%

Utilities	4.8%

Consumer Staples	4.7%

Materials	3.2%

Total	100.0%

 Top Holdings % of Net Assets1

Google, Inc., Class A	3.4%

Cisco Systems, Inc.	3.3%

Apple, Inc.	3.0%

Intel Corp.	3.0%

ConocoPhillips	2.6%

Occidental Petroleum Corp.	2.4%

Eli Lilly & Co.	2.2%

The Coca-Cola Co.	2.1%

United Parcel Service, Inc., Class B	2.0%

Schlumberger Ltd.	1.8%

Total	25.8%

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

16 Laudus Rosenberg U.S. Equity Funds

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning October 1, 2008 and held through March 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

				Ending
			Beginning	Account Value	Expenses Paid
	Expense Ratio[1]		Account Value	(Net of Expenses)	During Period[2]
	(Annualized)		at 10/1/08	at 3/31/09	10/1/08–3/31/09

Laudus Rosenberg U.S. Large Capitalization Fund
Investor Shares
Actual Return	1.14%		$1,000	$694.80	$4.82
Hypothetical 5% Return	1.14%		$1,000	$1,019.25	$5.74
Select Shares
Actual Return	0.84%		$1,000	$695.40	$3.55
Hypothetical 5% Return	0.84%		$1,000	$1,020.69	$4.23

Laudus Rosenberg U.S. Large Capitalization Value Fund*
Investor Shares
Actual Return	1.14%		$1,000	$651.90	$4.70
Hypothetical 5% Return	1.14%		$1,000	$1,019.25	$5.74
Select Shares
Actual Return	0.84%		$1,000	$652.60	$3.46
Hypothetical 5% Return	0.84%		$1,000	$1,020.74	$4.23

Laudus Rosenberg U.S. Discovery Fund
Investor Shares
Actual Return	1.56%	[3]	$1,000	$625.60	$6.32
Hypothetical 5% Return	1.56%	[3]	$1,000	$1,017.15	$7.85
Select Shares
Actual Return	1.04%		$1,000	$627.20	$4.22
Hypothetical 5% Return	1.04%		$1,000	$1,019.75	$5.24

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

[3]	The expense ratio for the fiscal year was 1.40% as shown in the financial highlights.

*	Effective May 5, 2009, the expense limitation for both classes will be reduced to 0.84%. See Financial Notes for more information.

Laudus Rosenberg U.S. Equity Funds 17

Fund Expenses (Unaudited) continued

				Ending
			Beginning	Account Value	Expenses Paid
	Expense Ratio[1]		Account Value	(Net of Expenses)	During Period[2]
	(Annualized)		at 10/1/08	at 3/31/09	10/1/08–3/31/09

Laudus Rosenberg U.S. Small Capitalization Fund
Investor Shares
Actual Return	1.46%	[3]	$1,000	$586.30	$5.77
Hypothetical 5% Return	1.46%	[3]	$1,000	$1,017.65	$7.34
Select Shares
Actual Return	1.05%		$1,000	$588.20	$4.16
Hypothetical 5% Return	1.05%		$1,000	$1,019.70	$5.29
Adviser Shares
Actual Return	1.26%		$1,000	$587.90	$4.99
Hypothetical 5% Return	1.26%		$1,000	$1,018.65	$6.34

Laudus Rosenberg Long/Short Equity Fund
Investor Shares
Actual Return	3.93%	[4]	$1,000	$876.00	$18.38
Hypothetical 5% Return	3.93%	[4]	$1,000	$1,005.34	$19.65
Select Shares
Actual Return	3.46%		$1,000	$876.80	$16.19
Hypothetical 5% Return	3.46%		$1,000	$1,007.68	$17.32

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

[3]	The expense ratio for the fiscal year was 1.34% as shown in the financial highlights.

[4]	The expense ratio for the fiscal year was 3.83% as shown in the financial highlights.

18 Laudus Rosenberg U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	10.38	13.21	12.36	11.81	10.96

Income (loss) from investment operations:
Net investment income (loss)	0.11 [1]	0.06 [1]	0.07 [1]	0.06 [1]	0.08 [1]
Net realized and unrealized gains (losses)	(4.01)	(0.72)	1.25	1.63	0.93

Total from investment operations	(3.90)	(0.66)	1.32	1.69	1.01
Less distributions:
Distributions from net investment income	(0.09)	(0.06)	(0.05)	(0.07)	(0.07)
Distributions from net realized gains	—	(2.11)	(0.42)	(1.07)	(0.09)

Total distributions	(0.09)	(2.17)	(0.47)	(1.14)	(0.16)

Net asset value at end of period	6.39	10.38	13.21	12.36	11.81

Total return (%)	(37.61)	(6.61)	10.69	14.57	9.22

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.15	1.31 [2]	1.30 [2]	1.33	1.35
Gross operating expenses	1.39	1.40	1.38	1.52	1.58
Net investment income (loss)	1.25	0.45	0.52	0.50	0.69
Portfolio turnover rate	153 [3]	166	144	144	128
Net assets, end of period ($ x 1,000)	7,951	9,017	10,074	10,026	2,786

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Select Shares	3/31/09[4]	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	10.38	13.21	12.35	11.79	10.92

Income (loss) from investment operations:
Net investment income (loss)	0.14 [1]	0.10 [1]	0.10 [1]	0.10 [1]	0.11 [1]
Net realized and unrealized gains (losses)	(4.02)	(0.71)	1.27	1.62	0.94

Total from investment operations	(3.88)	(0.61)	1.37	1.72	1.05
Less distributions:
Distributions from net investment income	(0.13)	(0.11)	(0.09)	(0.09)	(0.09)
Distributions from net realized gains	—	(2.11)	(0.42)	(1.07)	(0.09)

Total distributions	(0.13)	(2.22)	(0.51)	(1.16)	(0.18)

Net asset value at end of period	6.37	10.38	13.21	12.35	11.79

Total return (%)	(37.50)	(6.30)	11.10	14.90	9.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.85 [5]	1.00 [6]	1.00 [6]	1.01	0.99
Gross operating expenses	0.99	1.01	1.01	1.14	1.23
Net investment income (loss)	1.59	0.77	0.81	0.80	0.96
Portfolio turnover rate	153 [3]	166	144	144	128
Net assets, end of period ($ x 1,000)	52,891	83,783	94,921	54,296	44,559

1 Calculated based on the average shares outstanding during the period.
2 The ratio of net operating expenses would have been 1.29%, if interest expenses had not been included.
3 Portfolio turnover excludes the impact of assets resulting from a merger with another fund. (See Financial Notes 1)
4 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.
5 The ratio of net operating expenses would have been .84%, if interest expenses had not been included.
6 The ratio of net operating expenses would have been .99%, if interest expenses had not been included.

See financial notes 19

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.4%		Common Stock	66,329,515	59,867,680
2.2%		Other Investment Companies	1,318,983	1,318,983

100.6%		Total Investments	67,648,498	61,186,663
(0	.6)%	Other Assets and Liabilities, Net		(344,530)

100.0%		Net Assets		60,842,133

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Banks 2.1%
BB&T Corp.	4,600	77,832
Hudson City Bancorp, Inc.	12,700	148,463
M&T Bank Corp.	510	23,072
New York Community Bancorp, Inc.	9,310	103,993
PNC Financial Services Group, Inc.	3,900	114,231
U.S. Bancorp	31,100	454,371
Wells Fargo & Co.	22,700	323,248

		1,245,210

Capital Goods 5.4%
Aecom Technology Corp. *	1,900	49,552
GATX Corp.	200	4,046
General Dynamics Corp.	21,360	888,363
Goodrich Corp.	8,600	325,854
L-3 Communications Holdings, Inc.	7,830	530,874
Lockheed Martin Corp.	11,218	774,379
Rockwell Collins, Inc.	1,730	56,467
URS Corp. *	7,500	303,075
W.W. Grainger, Inc.	4,741	332,723

		3,265,333

Commercial & Professional Supplies 0.2%
Pitney Bowes, Inc.	6,400	149,440

Consumer Services 3.2%
Apollo Group, Inc., Class A *	2,100	164,493
Brinker International, Inc.	9,800	147,980
Darden Restaurants, Inc.	10,500	359,730
H&R Block, Inc.	21,900	398,361
International Game Technology	21,240	195,833
International Speedway Corp., Class A	710	15,662
ITT Educational Services, Inc. *	700	84,994
McDonald’s Corp.	6,500	354,705
Yum! Brands, Inc.	7,300	200,604

		1,922,362

Diversified Financials 2.9%
American Express Co.	8,400	114,492
Bank of America Corp.	20,400	139,128
JPMorgan Chase & Co.	38,500	1,023,330
Morgan Stanley	9,272	211,123
The Goldman Sachs Group, Inc.	2,740	290,495

		1,778,568

Energy 5.3%
Chevron Corp.	12,300	827,052
Diamond Offshore Drilling, Inc.	2,800	176,008
Exxon Mobil Corp.	23,900	1,627,590
Southwestern Energy Co. *	6,170	183,187
Sunoco, Inc.	10,000	264,800
Tidewater, Inc.	4,000	148,520

		3,227,157

Food & Staples Retailing 6.8%
BJ’s Wholesale Club, Inc. *	2,480	79,335
CVS Caremark Corp.	53,385	1,467,554
Safeway, Inc.	11,150	225,118
Sysco Corp.	9,000	205,200
Wal-Mart Stores, Inc.	41,590	2,166,839

		4,144,046

Food, Beverage & Tobacco 8.1%
Altria Group, Inc.	12,800	205,056
Archer-Daniels-Midland Co.	34,660	962,855
Constellation Brands, Inc., Class A *	25,934	308,615
Dean Foods Co. *	12,800	231,424
Del Monte Foods Co.	15,010	109,423
Kellogg Co.	5,648	206,886
Kraft Foods, Inc., Class A	51,750	1,153,507
Lorillard, Inc.	1,800	111,132
PepsiCo, Inc.	7,500	386,100
Philip Morris International, Inc.	7,480	266,138
Reynolds American, Inc.	550	19,712
Sara Lee Corp.	22,734	183,691
The J.M. Smucker Co.	8,900	331,703
The Pepsi Bottling Group, Inc.	11,580	256,381
Tyson Foods, Inc., Class A	20,820	195,500

		4,928,123

Health Care Equipment & Services 3.9%
AMERIGROUP Corp. *	3,640	100,246
Baxter International, Inc.	4,100	210,002
Beckman Coulter, Inc.	6,118	312,079
Express Scripts, Inc. *	14,400	664,848
Health Net, Inc. *	8,047	116,520
Hologic, Inc. *	24,000	314,160

20 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Hospira, Inc. *	1,800	55,548
Humana, Inc. *	8,170	213,074
Inverness Medical Innovations, Inc. *	7,600	202,388
Kinetic Concepts, Inc. *	1,000	21,120
Medtronic, Inc.	10	295
Teleflex, Inc.	2,912	113,830
The Cooper Cos., Inc.	2,100	55,524

		2,379,634

Household & Personal Products 2.4%
Church & Dwight Co., Inc.	5,000	261,150
Colgate-Palmolive Co.	8,420	496,612
Kimberly-Clark Corp.	130	5,994
The Clorox Co.	5,637	290,193
The Estee Lauder Cos., Inc., Class A	9,900	244,035
The Procter & Gamble Co.	3,800	178,942

		1,476,926

Insurance 3.4%
Assurant, Inc.	8,800	191,664
Cincinnati Financial Corp.	8,930	204,229
Everest Re Group Ltd.	2,310	163,548
PartnerRe Ltd.	3,770	234,004
The Travelers Cos., Inc.	30,570	1,242,365
Willis Group Holdings, Ltd.	1,700	37,400

		2,073,210

Materials 1.0%
Airgas, Inc.	2,120	71,677
CF Industries Holdings, Inc.	200	14,226
FMC Corp.	4,740	204,484
PPG Industries, Inc.	3,270	120,663
RPM International, Inc.	12,440	158,361
The Scotts Miracle-Gro Co., Class A	1,110	38,517

		607,928

Media 1.2%
Discovery Communications, Inc., Series A *	370	5,927
DISH Network Corp., Class A *	18,945	210,479
The Walt Disney Co.	21,400	388,624
Virgin Media, Inc.	24,200	116,160

		721,190

Pharmaceuticals, Biotechnology & Life Sciences 19.2%
Amgen, Inc. *	8,232	407,649
Biogen Idec, Inc. *	16,900	885,898
Bristol-Myers Squibb Co.	103,700	2,273,104
Cephalon, Inc. *	5,041	343,292
Endo Pharmaceuticals Holdings, Inc. *	10,900	192,712
Forest Laboratories, Inc. *	22,900	502,884
Gilead Sciences, Inc. *	38,840	1,799,069
Johnson & Johnson	25,450	1,338,670
King Pharmaceuticals, Inc. *	70	495
Life Technologies Corp. *	11,911	386,869
Merck & Co., Inc.	39,800	1,064,650
Mylan, Inc. *	27,100	363,411
PDL BioPharma, Inc.	5,690	40,285
PerkinElmer, Inc.	2,600	33,202
Pfizer, Inc.	97,170	1,323,456
Watson Pharmaceuticals, Inc. *	10,330	321,366
Wyeth	8,650	372,296

		11,649,308

Real Estate 0.6%
Boston Properties, Inc.	1,600	56,048
ProLogis	9,700	63,050
Public Storage	1,100	60,775
Simon Property Group, Inc.	3,325	115,178
Vornado Realty Trust	1,981	65,848

		360,899

Retailing 3.7%
AutoNation, Inc. *	8,800	122,144
AutoZone, Inc. *	4,068	661,538
Barnes & Noble, Inc.	1,100	23,518
Big Lots, Inc. *	7,700	160,006
Dollar Tree, Inc. *	8,394	373,953
Family Dollar Stores, Inc.	10,600	353,722
PetSmart, Inc.	2,400	50,304
Priceline.com, Inc. *	3,259	256,744
RadioShack Corp.	11,592	99,343
Rent-A-Center, Inc. *	4,400	85,228
Ross Stores, Inc.	2,400	86,112

		2,272,612

Semiconductors & Semiconductor Equipment 0.6%
Advanced Micro Devices, Inc. *	29,590	90,250
Atmel Corp. *	8,200	29,766
Micron Technology, Inc. *	53,760	218,266

		338,282

Software & Services 10.8%
Accenture Ltd., Class A	28,300	777,967
Amdocs Ltd. *	14,010	259,465
BMC Software, Inc. *	12,973	428,109
CA, Inc.	28,300	498,363
CACI International, Inc., Class A *	2,100	76,629
Computer Sciences Corp. *	12,700	467,868
Compuware Corp. *	4,500	29,655
DST Systems, Inc. *	700	24,234
Fiserv, Inc. *	2,800	102,088
Hewitt Associates, Inc., Class A *	1,800	53,568
IAC/InterActiveCorp. *	7,450	113,464
Intuit, Inc. *	17,310	467,370
Microsoft Corp.	97,435	1,789,881
Novell, Inc. *	28,100	119,706
Oracle Corp. *	35,569	642,732
Parametric Technology Corp. *	4,990	49,800
Perot Systems Corp., Class A *	5,800	74,704
Quest Software, Inc. *	4,240	53,763
Synopsys, Inc. *	13,710	284,208
VeriSign, Inc. *	3,411	64,366
Visa, Inc., Class A	3,600	200,160

		6,578,100

See financial notes 21

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 9.2%
Harris Corp.	11,820	342,071
Hewlett-Packard Co.	72,200	2,314,732
International Business Machines Corp.	28,900	2,800,121
QLogic Corp. *	2,400	26,688
Sun Microsystems, Inc. *	16,810	123,049

		5,606,661

Telecommunication Services 3.4%
AT&T, Inc.	26,500	667,800
CenturyTel, Inc.	7,740	217,649
Frontier Communications Corp.	200	1,436
NII Holdings, Inc. *	12,280	184,200
United States Cellular Corp. *	600	20,004
Verizon Communications, Inc.	24,040	726,008
Windstream Corp.	32,650	263,159

		2,080,256

Transportation 0.5%
FedEx Corp.	5,700	253,593
Ryder System, Inc.	900	25,479
UTI Worldwide, Inc.	1,900	22,705

		301,777

Utilities 4.5%
American Electric Power Co., Inc.	9,450	238,707
American Water Works Co., Inc.	1,470	28,283
Consolidated Edison, Inc.	300	11,883
DTE Energy Co.	11,080	306,916
Edison International	22,900	659,749
Mirant Corp. *	11,370	129,618
NiSource, Inc.	20,716	203,017
Pepco Holdings, Inc.	14,787	184,542
PG&E Corp.	17,500	668,850
SCANA Corp.	8,500	262,565
Unisource Energy Corp.	2,360	66,528

		2,760,658

Total Common Stock (Cost $66,329,515)		59,867,680

Other Investment Companies 2.2% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	1,318,983	1,318,983

Total Other Investment Companies (Cost $1,318,983)		1,318,983

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $68,482,604 and the unrealized appreciation and depreciation were $2,609,335 and ($9,905,276), respectively, with a net unrealized depreciation of ($7,295,941).

*	Non-income producing security.

22 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $67,648,498)		$61,186,663
Receivables:
Investments sold		251,172
Dividends		155,993
Fund shares sold		67,666
Due from investment adviser		1,860
Interest		328
Prepaid expenses	+	1,327

Total assets		61,665,009

Liabilities
Payables:
Investments bought		717,089
Fund shares redeemed		48,345
Distribution and shareholder services fees		3,222
Trustee’s retirement plan		696
Accrued expenses	+	53,524

Total liabilities		822,876

Net Assets
Total assets		61,665,009
Total liabilities	−	822,876

Net assets		$60,842,133
Net Assets by Source
Capital received from investors		104,530,320
Net investment income not yet distributed		328,386
Net realized capital losses		(37,554,738)
Net unrealized capital losses		(6,461,835)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$7,951,241		1,243,854		$6.39
Select Shares	$52,890,892		8,297,673		$6.37

See financial notes 23

 Laudus Rosenberg U.S. Large Capitalization Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends		$1,946,016
Interest	+	10,302

Total Investment Income		1,956,318

Net Realized Gains and Losses
Net realized losses on investments		(29,736,001)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(7,650,246)

Expenses
Investment adviser fees		603,233
Accounting and administration fees		41,813
Professional fees		38,036
Custodian fees		29,958
Registration fees		29,632
Transfer agent fees		22,822
Distribution and shareholder services fees (Investor Shares)		18,865
Shareholder reports		15,914
Sub-Accounting fees (Investor Shares)		11,144
Trustees’ fees		5,112
Interest expense		450
Other expenses	+	12,174

Total expenses		829,153
Expense reduction by adviser	−	126,825
Custody credits	−	21

Net expenses		702,307

Increase (Decrease) in Net Assets from Operations
Total investment income		1,956,318
Net expenses	−	702,307

Net investment income		1,254,011
Net realized losses		(29,736,001)
Net unrealized losses	+	(7,650,246)

Decrease in net assets from operations		($36,132,236)

24 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income		$1,254,011	$776,494
Net realized gains (losses)		(29,736,001)	5,283,353
Net unrealized losses	+	(7,650,246)	(11,039,541)

Decrease in net assets from operations		(36,132,236)	(4,979,694)

Distributions to Shareholders [1,2]
Distributions from net investment income
Investor Shares		73,064	45,709
Select Shares	+	1,076,584	668,782

Total distributions from net investment income		1,149,648	714,491

Distributions from net realized gains
Investor Shares		—	1,538,942
Select Shares	+	—	13,458,529

Total distributions from net realized gains		—	14,997,471

Total distributions		$1,149,648	$15,711,962

Transactions in Fund Shares [1,2]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		284,141	$2,506,291	203,845	$2,518,064
Select Shares	+	3,349,677	28,198,028	3,800,104	48,736,304

Total shares sold		3,633,818	$30,704,319	4,003,949	$51,254,368

Issued in connection with merger
Investor Shares		412,246	$2,713,243	-	$-
Select Shares	+	1,075,587	7,059,329	-	-

Total shares issued in connection with merger		1,487,833	$9,772,572	-	$-

Shares Reinvested
Investor Shares		9,802	$68,616	131,106	$1,511,650
Select Shares	+	129,058	899,538	1,136,301	13,078,824

Total shares reinvested		138,860	$968,154	1,267,407	$14,590,474

Shares Redeemed
Investor Shares		(330,657)	($2,967,042)	(228,959)	($2,884,976)
Select Shares	+	(4,330,234)	(33,154,277)	(4,050,690)	(54,462,466)

Total shares redeemed		(4,660,891)	($36,121,319)	(4,279,649)	($57,347,442)

Net transactions in fund shares		599,620	$5,323,726	991,707	$8,497,400

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,941,907	$92,800,291	7,950,200	$104,994,547
Total increase or decrease	+	599,620	(31,958,158)	991,707	(12,194,256)

End of period		9,541,527	$60,842,133	8,941,907	$92,800,291

Net investment income not yet distributed			$328,386		$224,733

[1]	Effective July 31, 2008, the Institutional Shares class were redesignated as Select Shares.

[2]	Effective March 26, 2009, all of the assets and liabilities of the Laudus Rosenberg U.S. Large Capitalization Growth Fund were transferred to the Laudus Rosenberg U.S. Large Capitalization Fund. (See Financial Note 12)

See financial notes 25

Laudus Rosenberg U.S. Large Capitalization Value Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/2/07–	4/1/06–	5/2/05[1]–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	10.45	12.70	11.87	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.13 [2]	0.11 [2]	0.13	[2]
Net realized and unrealized gains (losses)	(4.43)	(0.73)	1.45	1.80

Total from investment operations	(4.26)	(0.60)	1.56	1.93
Less distributions:
Distributions from net investment income	(0.05)	(0.12)	(0.24)	—
Distributions from net realized gains	—	(1.53)	(0.49)	(0.06)

Total distributions	(0.05)	(1.65)	(0.73)	(0.06)

Net asset value at end of period	6.14	10.45	12.70	11.87

Total return (%)	(40.80)	(5.50)	13.22	19.33	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.14	1.31 [4]	1.29	0.96	[5]
Gross operating expenses	2.45	3.28	2.75	2.78	[5]
Net investment income (loss)	2.11	1.01	0.90	1.31	[5]
Portfolio turnover rate	63	61	108	81	[3]
Net assets, end of period ($ x 1,000)	624	454	540	145

	4/1/08–	4/1/07–	4/1/06–	5/2/05[1]–
Select Shares	3/31/09[6]	3/31/08	3/31/07	3/31/06

Per-Share Data ($)

Net asset value at beginning of period	10.47	12.74	11.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20 [2]	0.16 [2]	0.15 [2]	0.18	[2]
Net realized and unrealized gains (losses)	(4.44)	(0.73)	1.45	1.79

Total from investment operations	(4.24)	(0.57)	1.60	1.97
Less distributions:
Distributions from net investment income	(0.07)	(0.17)	(0.26)	(0.02)
Distributions from net realized gains	—	(1.53)	(0.49)	(0.06)

Total distributions	(0.07)	(1.70)	(0.75)	(0.08)

Net asset value at end of period	6.16	10.47	12.74	11.89

Total return (%)	(40.60)	(5.29)	13.55	19.83	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.84	1.01 [7]	0.99	0.49	[5]
Gross operating expenses	1.92	2.88	2.37	2.41	[5]
Net investment income (loss)	2.66	1.32	1.22	1.82	[5]
Portfolio turnover rate	63	61	108	81	[3]
Net assets, end of period ($ x 1,000)	19,451	5,765	6,058	6,694

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.29%, if interest expenses had not been included.
5 Annualized.
6 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.
7 The ratio of net operating expenses would have been 0.99%, if interest expenses had not been included.

26 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.0%		Common Stock	23,065,799	19,664,038
3.1%		Other Investment Company	621,851	621,851

101.1%		Total Investments	23,687,650	20,285,889
(1	.1)%	Other Assets and Liabilities, Net		(210,892)

100.0%		Net Assets		20,074,997

	Number	Value
Security	of Shares	($)

Common Stock 98.0% of net assets

Banks 4.0%
BB&T Corp.	9,500	160,740
First Citizens BancShares, Inc., Class A	200	26,360
Hudson City Bancorp, Inc.	6,300	73,647
M&T Bank Corp.	120	5,429
PNC Financial Services Group, Inc.	1,300	38,077
U.S. Bancorp	18,100	264,441
Wells Fargo & Co.	16,600	236,384

		805,078

Capital Goods 4.4%
Aecom Technology Corp. *	227	5,920
Alliant Techsystems, Inc. *	400	26,792
Armstrong World Industries, Inc. *	300	3,303
Dover Corp.	800	21,104
GATX Corp.	900	18,207
General Dynamics Corp.	5,600	232,904
General Electric Co.	39,900	403,389
KBR, Inc.	800	11,048
L-3 Communications Holdings, Inc.	550	37,290
Raytheon Co.	150	5,841
SPX Corp.	270	12,693
Thomas & Betts Corp. *	900	22,518
Trinity Industries, Inc.	1,900	17,366
URS Corp. *	1,400	56,574

		874,949

Commercial & Professional Supplies 0.9%
Manpower, Inc.	400	12,612
Pitney Bowes, Inc.	400	9,340
Waste Management, Inc.	5,900	151,040

		172,992

Consumer Durables & Apparel 0.2%
Hasbro, Inc.	1,600	40,112

Consumer Services 0.3%
Career Education Corp. *	1,600	38,336
International Speedway Corp., Class A	800	17,648

		55,984

Diversified Financials 4.8%
American Express Co.	600	8,178
Bank of America Corp.	24,300	165,726
Investment Technology Gp Inc New *	200	5,104
JPMorgan Chase & Co.	15,470	411,193
Northern Trust Corp.	370	22,133
Raymond James Financial, Inc.	2,100	41,370
State Street Corp.	4,300	132,354
The Goldman Sachs Group, Inc.	1,600	169,632

		955,690

Energy 14.1%
Anadarko Petroleum Corp.	2,700	105,003
Chesapeake Energy Corp.	1,310	22,349
Chevron Corp.	13,200	887,568
ConocoPhillips	5,800	227,128
Encore Acquisition Co. *	900	20,943
ENSCO International, Inc.	600	15,840
Exxon Mobil Corp.	15,900	1,082,790
Helix Energy Solutions Group, Inc. *	500	2,570
Helmerich & Payne, Inc.	2,100	47,817
Marathon Oil Corp.	9,600	252,384
Oil States International, Inc. *	400	5,368
Overseas Shipholding Group, Inc.	200	4,534
Plains Exploration & Production Co. *	180	3,101
Pride International, Inc. *	734	13,197
Rowan Cos., Inc.	1,300	15,561
SEACOR Holdings, Inc. *	500	29,155
Southern Union Co.	2,500	38,050
Sunoco, Inc.	1,100	29,128
Tidewater, Inc.	1,040	38,615

		2,841,101

Food & Staples Retailing 3.8%
BJ’s Wholesale Club, Inc. *	1,300	41,587
CVS Caremark Corp.	9,200	252,908
Safeway, Inc.	7,600	153,444
Wal-Mart Stores, Inc.	5,400	281,340
Walgreen Co.	1,600	41,536

		770,815

Food, Beverage & Tobacco 7.3%
Altria Group, Inc.	4,500	72,090
Archer-Daniels-Midland Co.	9,300	258,354

See financial notes 27

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

ConAgra Foods, Inc.	6,880	116,065
Corn Products International, Inc.	1,300	27,560
Dean Foods Co. *	1,100	19,888
Del Monte Foods Co.	4,400	32,076
General Mills, Inc.	4,500	224,460
H.J. Heinz Co.	1,700	56,202
Kellogg Co.	2,100	76,923
Kraft Foods, Inc., Class A	11,400	254,106
Lorillard, Inc.	300	18,522
PepsiAmericas, Inc.	1,300	22,425
Reynolds American, Inc.	2,100	75,264
Sara Lee Corp.	11,460	92,597
The J.M. Smucker Co.	1,700	63,359
The Pepsi Bottling Group, Inc.	2,800	61,992

		1,471,883

Health Care Equipment & Services 3.3%
Beckman Coulter, Inc.	400	20,404
Cardinal Health, Inc.	1,800	56,664
Community Health Systems, Inc. *	1,600	24,544
Coventry Health Care, Inc. *	700	9,058
Health Net, Inc. *	2,300	33,304
Humana, Inc. *	1,400	36,512
Inverness Medical Innovations, Inc. *	900	23,967
LifePoint Hospitals, Inc. *	1,100	22,946
Lincare Holdings, Inc. *	200	4,360
McKesson Corp.	1,700	59,568
Omnicare, Inc.	2,040	49,959
Teleflex, Inc.	820	32,054
The Cooper Cos., Inc.	1,100	29,084
WellPoint, Inc. *	6,800	258,196

		660,620

Household & Personal Products 3.4%
Avon Products, Inc.	300	5,769
Kimberly-Clark Corp.	3,900	179,829
NBTY, Inc. *	700	9,856
The Clorox Co.	1,900	97,812
The Procter & Gamble Co.	8,460	398,381

		691,647

Insurance 5.4%
Allied World Assurance Co. Holdings Ltd.	1,100	41,833
American Financial Group, Inc.	1,700	27,285
Aon Corp.	300	12,246
Arch Capital Group Ltd. *	900	48,474
Assurant, Inc.	2,371	51,640
Endurance Specialty Holdings Ltd.	1,000	24,940
Everest Re Group Ltd.	1,300	92,040
Hanover Insurance Group, Inc.	1,200	34,584
HCC Insurance Holdings, Inc.	2,500	62,975
PartnerRe Ltd.	1,100	68,277
StanCorp Financial Group, Inc.	1,000	22,780
The Chubb Corp.	5,500	232,760
The Travelers Cos., Inc.	6,990	284,074
Unum Group	6,000	75,000

		1,078,908

Materials 1.6%
Eastman Chemical Co.	1,400	37,520
FMC Corp.	1,000	43,140
PPG Industries, Inc.	3,000	110,700
RPM International, Inc.	590	7,511
Sealed Air Corp.	3,400	46,920
Sonoco Products Co.	1,500	31,470
The Mosaic Co.	800	33,584
The Scotts Miracle-Gro Co., Class A	300	10,410

		321,255

Media 1.4%
Comcast Corp., Class A	20,800	283,712
The Interpublic Group of Cos., Inc. *	1,600	6,592

		290,304

Pharmaceuticals, Biotechnology & Life Sciences 14.0%
Amgen, Inc. *	8,300	411,016
Bristol-Myers Squibb Co.	3,340	73,213
Endo Pharmaceuticals Holdings, Inc. *	300	5,304
Forest Laboratories, Inc. *	4,900	107,604
Johnson & Johnson	12,100	636,460
King Pharmaceuticals, Inc. *	4,900	34,643
Life Technologies Corp. *	1,100	35,728
Merck & Co., Inc.	12,410	331,967
Mylan, Inc. *	5,000	67,050
PerkinElmer, Inc.	1,500	19,155
Pfizer, Inc.	51,710	704,290
Thermo Fisher Scientific, Inc. *	4,600	164,082
Watson Pharmaceuticals, Inc. *	1,200	37,332
Wyeth	4,220	181,629

		2,809,473

Real Estate 0.1%
Hospitality Properties Trust	1,900	22,800

Retailing 4.8%
Barnes & Noble, Inc.	900	19,242
Family Dollar Stores, Inc.	2,700	90,099
Limited Brands, Inc.	1,900	16,530
Lowe’s Cos., Inc.	18,400	335,800
RadioShack Corp.	2,800	23,996
Staples, Inc.	2,200	39,842
Target Corp.	1,300	44,707
The Gap, Inc.	4,800	62,352
The Home Depot, Inc.	13,900	327,484

		960,052

Semiconductors & Semiconductor Equipment 0.1%
Atmel Corp. *	3,700	13,431

Software & Services 2.1%
Affiliated Computer Services, Inc., Class A *	1,400	67,046
Amdocs Ltd. *	2,500	46,300
CA, Inc.	3,950	69,560

28 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Computer Sciences Corp. *	2,630	96,889
Compuware Corp. *	2,100	13,839
Convergys Corp. *	2,800	22,624
DST Systems, Inc. *	300	10,386
IAC/InterActiveCorp. *	1,800	27,414
Novell, Inc. *	2,600	11,076
Synopsys, Inc. *	2,800	58,044

		423,178

Technology Hardware & Equipment 0.9%
Brocade Communications Systems, Inc. *	6,800	23,460
International Business Machines Corp.	800	77,512
Lexmark International, Inc., Class A *	1,800	30,366
NCR Corp. *	300	2,385
QLogic Corp. *	2,700	30,024
Western Digital Corp. *	700	13,538

		177,285

Telecommunication Services 8.6%
AT&T, Inc.	31,900	803,880
CenturyTel, Inc.	1,900	53,428
Embarq Corp.	700	26,495
Frontier Communications Corp.	5,500	39,490
Qwest Communications International, Inc.	15,647	53,513
Verizon Communications, Inc.	23,420	707,284
Windstream Corp.	4,600	37,076

		1,721,166

Transportation 1.1%
Continental Airlines, Inc., Class B *	700	6,167
CSX Corp.	300	7,755
Norfolk Southern Corp.	4,900	165,375
Ryder System, Inc.	900	25,479
Union Pacific Corp.	380	15,622
UTI Worldwide, Inc.	200	2,390

		222,788

Utilities 11.4%
AGL Resources, Inc.	800	21,224
Alliant Energy Corp.	1,910	47,158
Ameren Corp.	2,500	57,975
American Electric Power Co., Inc.	6,140	155,096
Atmos Energy Corp.	1,800	41,616
CenterPoint Energy, Inc.	2,500	26,075
CMS Energy Corp.	4,500	53,280
Consolidated Edison, Inc.	4,500	178,245
DTE Energy Co.	3,200	88,640
Duke Energy Corp.	18,600	266,352
Edison International	5,400	155,574
FirstEnergy Corp.	1,200	46,320
FPL Group, Inc.	4,080	206,979
MDU Resources Group, Inc.	3,660	59,072
Mirant Corp. *	1,280	14,592
NiSource, Inc.	5,600	54,880
Northeast Utilities	3,100	66,929
NRG Energy, Inc. *	2,600	45,760
NV Energy, Inc.	3,800	35,682
OGE Energy Corp.	1,900	45,258
ONEOK, Inc.	2,200	49,786
Pepco Holdings, Inc.	4,200	52,416
PG&E Corp.	5,200	198,744
Pinnacle West Capital Corp.	1,900	50,464
SCANA Corp.	2,300	71,047
UGI Corp.	2,114	49,912
Xcel Energy, Inc.	7,700	143,451

		2,282,527
Total Common Stock (Cost $23,065,799)		19,664,038

Other Investment Company 3.1% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	621,851	621,851
Total Other Investment Company (Cost $621,851)		621,851

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $23,894,168 and the unrealized appreciation and depreciation were $302,934 and ($3,911,213), respectively, with a net unrealized depreciation of ($3,608,279).

*	Non-income producing security.

See financial notes 29

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $23,687,650)		$20,285,889
Receivables:
Investments sold		276,806
Dividends		43,037
Due from investment adviser		5,588
Fund shares sold		1,589
Interest		226
Prepaid expenses	+	119

Total assets		20,613,254

Liabilities
Payables:
Investments bought		496,385
Distribution and shareholder services fees		141
Fund shares redeemed		12
Accrued expenses	+	41,719

Total liabilities		538,257

Net Assets
Total assets		20,613,254
Total liabilities	−	538,257

Net assets		$20,074,997
Net Assets by Source
Capital received from investors		25,985,211
Net investment income not yet distributed		137,456
Net realized capital losses		(2,645,909)
Net unrealized capital losses		(3,401,761)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$623,835		101,637		$6.14
Select Shares	$19,451,162		3,160,043		$6.16

30 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends		$402,706
Interest	+	1,355

Total Investment Income		404,061

Net Realized Gains and Losses
Net realized losses on investments		(2,610,683)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(3,749,481)

Expenses
Investment adviser fees		86,926
Accounting and administration fees		39,514
Professional fees		32,605
Registration fees		25,220
Transfer agent fees		15,892
Custodian fees		8,299
Trustees’ fees		5,781
Shareholder reports		4,244
Distribution and shareholder services fees (Investor Shares)		1,471
Sub-Accounting fees (Investor Shares)		793
Other expenses	+	4,928

Total expenses		225,673
Expense reduction by adviser	−	126,587
Custody credits	−	236

Net expenses		98,850

Increase (Decrease) in Net Assets from Operations
Total investment income		404,061
Net expenses	−	98,850

Net investment income		305,211
Net realized losses		(2,610,683)
Net unrealized losses	+	(3,749,481)

Decrease in net assets from operations		($6,054,953)

See financial notes 31

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income		$305,211	$86,559
Net realized gains (losses)		(2,610,683)	223,229
Net unrealized losses	+	(3,749,481)	(653,994)

Decrease in net assets from operations		(6,054,953)	(344,206)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		5,845	4,658
Select Shares	+	184,126	79,412

Total distributions from net investment income		189,971	84,070

Distributions from net realized gains
Investor Shares		-	57,870
Select Shares	+	-	721,640

Total distributions from net realized gains		-	779,510
Total distributions		$189,971	$863,580

Transactions in Fund Shares[1]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		92,116	$722,726	18,847	$243,213
Select Shares	+	3,134,668	23,697,085	25,907	320,163

Total shares sold		3,226,784	$24,419,811	44,754	$563,376

Shares Reinvested
Investor Shares		741	$5,325	5,381	$59,887
Select Shares	+	25,396	182,848	70,923	790,081

Total shares reinvested		26,137	$188,173	76,304	$849,968

Shares Redeemed
Investor Shares		(34,668)	($245,352)	(23,337)	($300,566)
Select Shares	+	(550,568)	(4,261,188)	(21,717)	(285,264)

Total shares redeemed		(585,236)	($4,506,540)	(45,054)	($585,830)

Net transactions in fund shares		2,667,685	$20,101,444	76,004	$827,514

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		593,995	$6,218,477	517,991	$6,598,749
Total increase or decrease	+	2,667,685	13,856,520	76,004	(380,272)

End of period		3,261,680	$20,074,997	593,995	$6,218,477

Net investment income not yet distributed			$137,456		$22,576

[1]	Effective July 31, 2008, Institutional Shares were redesignated as Select Shares.

32 See financial notes

Laudus Rosenberg U.S. Discovery Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	15.97	19.59	19.07	15.88	14.66

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.04)	(0.06)	(0.03)	(0.05)[1]
Net realized and unrealized gains (losses)	(6.60)	(2.10)	1.06	3.55	1.47

Total from investment operations	(6.58)	(2.14)	1.00	3.52	1.42
Less distributions:
Distributions from net investment income	(0.02)	—	—	—	(0.02)
Distributions from net realized gains	(0.07)	(1.48)	(0.48)	(0.16)	(0.18)
Return of Capital	—	—	—	(0.17)	—

Total distributions	(0.09)	(1.48)	(0.48)	(0.33)	(0.20)

Net asset value at end of period	9.30	15.97	19.59	19.07	15.88

Total return (%)	(41.24)	(11.36)	5.34	22.40	9.70

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.34	1.34	1.43	1.49
Gross operating expenses	1.40	1.34	1.35	1.43	1.55
Net investment income (loss)	0.13	(0.20)	(0.21)	(0.20)	(0.30)
Portfolio turnover rate	115	74	86	89	63
Net assets, end of period ($ x 1,000)	81,981	169,670	217,045	284,285	58,284

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Select Shares	3/31/09[2]	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	16.23	19.80	19.23	15.96	14.71

Income (loss) from investment operations:
Net investment income (loss)	0.07 [1]	0.04	0.03	0.02	0.03 [1]
Net realized and unrealized gains (losses)	(6.71)	(2.13)	1.05	3.58	1.44

Total from investment operations	(6.64)	(2.09)	1.08	3.60	1.47
Less distributions:
Distributions from net investment income	(0.08)	0.00 [3]	(0.03)	—	(0.04)
Distributions from net realized gains	(0.07)	(1.48)	(0.48)	(0.16)	(0.18)
Return of Capital	—	—	—	(0.17)	—

Total distributions	(0.15)	(1.48)	(0.51)	(0.33)	(0.22)

Net asset value at end of period	9.44	16.23	19.80	19.23	15.96

Total return (%)	(40.99)	(10.98)	5.71	22.80	9.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	0.96	0.97	1.09	1.14
Gross operating expenses	0.99	0.96	0.97	1.09	1.20
Net investment income (loss)	0.53	0.18	0.17	0.15	0.23
Portfolio turnover rate	115	74	86	89	63
Net assets, end of period ($ x 1,000)	295,568	566,055	718,185	673,599	256,444

1 Calculated based on the average shares outstanding during the period.
2 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.
3 Amount less than $0.005.

See financial notes 33

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.2%		Common Stock	483,943,639	370,718,279
1.9%		Other Investment Company	7,395,243	7,395,243

100.1%		Total Investments	491,338,882	378,113,522
(0	.1)%	Other Assets and Liabilities, Net		(564,585)

100.0%		Net Assets		377,548,937

	Number	Value
Security	of Shares	($)

Common Stock 98.2% of net assets

Automobiles & Components 0.0%
Exide Technologies *	46,152	138,456

Banks 6.0%
Alliance Financial Corp.	810	14,531
Astoria Financial Corp.	87,288	802,177
Banco Latinoamericano de Exportaciones, S.A., Class E	52,640	493,237
BancorpSouth, Inc.	61,727	1,286,391
Bank of Hawaii Corp.	28,200	930,036
Berkshire Hills Bancorp, Inc.	6,923	158,675
BOK Financial Corp.	7,699	266,000
Brookline Bancorp, Inc.	15,300	145,350
Capitol Federal Financial	5,700	215,517
Carolina Bank Holdings, Inc. *	6,600	27,720
Central Valley Community Bancorp *	2,488	11,619
City National Corp.	24,580	830,067
Commerce Bancshares, Inc.	59,455	2,158,216
Community Bank System, Inc.	8,470	141,872
Cullen/Frost Bankers, Inc.	35,600	1,671,064
ESB Financial Corp.	1,250	13,737
First Citizens BancShares, Inc., Class A	10,404	1,371,247
First Defiance Financial Corp.	13,339	80,568
First Federal Bancshares of Arkansas, Inc.	3,002	14,109
First Financial Bankshares, Inc.	5,100	245,667
First United Corp.	1,333	11,171
FirstMerit Corp.	27,632	502,902
Glacier Bancorp, Inc.	34,563	542,985
Hawthorn Bancshares, Inc.	4,602	52,233
HF Financial Corp.	7,361	93,853
Hopfed Bancorp, Inc.	1,310	12,412
Horizon Bancorp	4,409	48,940
International Bancshares Corp.	10,428	81,338
Intervest Bancshares Corp., Class A	399	858
LSB Financial Corp.	2,483	27,313
New York Community Bancorp, Inc.	29,570	330,297
NewAlliance Bancshares, Inc.	177,520	2,084,085
OceanFirst Financial Corp.	5,249	53,645
Parkvale Financial Corp.	10,562	115,971
People’s United Financial, Inc.	157,109	2,823,249
Peoples Bancorp of North Carolina	11,844	68,103
Premier Financial Bancorp, Inc.	7,195	38,853
Prosperity Bancshares, Inc.	33,020	903,097
QCR Holdings, Inc.	3,320	26,693
Republic Bancorp, Inc., Class A	2,100	39,207
Southern Missouri Bancorp, Inc.	5,141	55,111
Southside Bancshares, Inc.	8,850	167,265
SVB Financial Group *	16,900	338,169
Tamalpais Bancorp	3,556	19,558
TCF Financial Corp.	17,086	200,931
TF Financial Corp.	6,010	109,322
Tompkins Financial Corp.	1,700	73,100
UMB Financial Corp.	8,010	340,345
United Western Bancorp, Inc.	13,615	66,441
Valley National Bancorp	95,650	1,183,190
Westamerica Bancorp	15,912	724,951
Wilmington Trust Corp.	39,927	386,893
Wintrust Financial Corp.	8,280	101,844

		22,502,125

Capital Goods 3.6%
A-Power Energy Generation Systems Ltd. *	1,583	6,870
Aecom Technology Corp. *	189,000	4,929,120
Aircastle Ltd.	105,347	489,864
Albany International Corp., Class A	18,670	168,963
Applied Industrial Technologies, Inc.	11,210	189,113
Beacon Roofing Supply, Inc. *	99,300	1,329,627
Esterline Technologies Corp. *	24,890	502,529
Federal Signal Corp.	59,350	312,774
Force Protection, Inc. *	25,459	122,203
Griffon Corp. *	56,009	420,067
H&E Equipment Services, Inc. *	36,996	242,324
Interline Brands, Inc. *	11,690	98,547
K-Tron International, Inc. *	190	11,527
KBR, Inc.	183,811	2,538,430
Lawson Products, Inc.	6,686	81,369
Michael Baker Corp. *	17,100	444,600
Rush Enterprises, Inc., Class A *	47,826	426,608
Seaboard Corp.	462	466,620
Teledyne Technologies, Inc. *	2,500	66,700
The L.S. Starrett Co., Class A	8,051	50,319
Triumph Group, Inc.	15,663	598,327
Willis Lease Finance Corp. *	21,670	229,269

		13,725,770

Commercial & Professional Supplies 1.9%
ABM Industries, Inc.	7,275	119,310
Administaff, Inc.	45,800	967,754

34 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

CDI Corp.	1,554	15,105
Comfort Systems USA, Inc.	59,364	615,605
Deluxe Corp.	110,084	1,060,109
Ecology & Environment, Inc., Class A	4,252	53,490
G & K Services, Inc., Class A	2,509	47,445
GeoEye, Inc. *	240	4,740
GP Strategies Corp. *	35,012	124,643
Heidrick & Struggles International, Inc.	10,823	192,000
Industrial Services of America, Inc.	7,500	34,425
Intersections, Inc. *	6,380	34,005
Kelly Services, Inc., Class A	79,330	638,607
LECG Corp. *	2,836	7,203
National Technical Systems, Inc.	16,403	48,553
Sykes Enterprises, Inc. *	83,840	1,394,259
United Stationers, Inc. *	50,716	1,424,105
Volt Information Sciences, Inc. *	29,941	199,108
VSE Corp.	6,631	177,048

		7,157,514

Consumer Durables & Apparel 0.1%
CSS Industries, Inc.	6,381	108,477
Liz Claiborne, Inc.	79,176	195,565
Steven Madden Ltd. *	1,875	35,212
Tupperware Brands Corp.	3,500	59,465

		398,719

Consumer Services 2.7%
Ark Restaurants Corp.	6,840	63,338
Bally Technologies, Inc. *	29,960	551,863
Bob Evans Farms, Inc.	79,762	1,788,264
CEC Entertainment, Inc. *	44,100	1,141,308
Coinstar, Inc. *	24,707	809,401
Cracker Barrel Old Country Store, Inc.	64,094	1,835,652
Domino’s Pizza, Inc. *	11,820	77,421
Frisch’s Restaurants, Inc.	4,580	92,745
ITT Educational Services, Inc. *	9,500	1,153,490
Jack in the Box, Inc. *	4,340	101,079
LIFE TIME FITNESS, Inc. *	50,545	634,845
Red Lion Hotels Corp. *	9,400	27,542
Red Robin Gourmet Burgers, Inc. *	10,220	180,179
Regis Corp.	48,550	701,547
Sonic Corp. *	70,878	710,198
Speedway Motorsports, Inc.	37,440	442,541

		10,311,413

Diversified Financials 0.6%
California First National Bancorp	8,630	64,725
Cash America International, Inc.	49,170	770,002
EZCORP, Inc., Class A *	81,199	939,473
Interactive Brokers Group, Inc., Class A *	3,125	50,406
QC Holdings, Inc.	9,812	57,989
Raymond James Financial, Inc.	26,700	525,990

		2,408,585

Energy 3.4%
Atlas America, Inc.	47,450	415,188
Hornbeck Offshore Services, Inc. *	530	8,077
Massey Energy Co.	106,002	1,072,740
Mitcham Industries, Inc. *	22,556	85,938
SEACOR Holdings, Inc. *	42,950	2,504,414
Southern Union Co.	221,600	3,372,752
Swift Energy Co. *	71,200	519,760
Tesoro Corp.	7,615	102,574
Tidewater, Inc.	130,158	4,832,767

		12,914,210

Food & Staples Retailing 0.9%
Nash Finch Co.	33,263	934,357
Susser Holdings Corp. *	4,670	62,765
The Andersons, Inc.	7,036	99,489
The Pantry, Inc. *	52,600	926,286
Weis Markets, Inc.	15,545	482,517
Winn-Dixie Stores, Inc. *	109,080	1,042,805

		3,548,219

Food, Beverage & Tobacco 4.6%
B&G Foods, Inc., Class A	10,490	54,548
Cal-Maine Foods, Inc.	36,900	826,191
Constellation Brands, Inc., Class A *	527,776	6,280,534
Corn Products International, Inc.	165,177	3,501,752
Dean Foods Co. *	107,991	1,952,477
Flowers Foods, Inc.	157,768	3,704,393
HQ Sustainable Maritime Industries, Inc. *	10,880	83,232
J & J Snack Foods Corp.	6,059	209,581
Omega Protein Corp. *	41,440	109,402
Overhill Farms, Inc. *	31,380	119,872
Tasty Baking Co.	22,514	95,009
The Boston Beer Co., Inc., Class A *	10,721	223,640
Tyson Foods, Inc., Class A	18,483	173,555

		17,334,186

Health Care Equipment & Services 8.8%
Allied Healthcare Products, Inc. *	11,835	39,292
Amedisys, Inc. *	17,762	488,278
American Dental Partners, Inc. *	11,878	78,632
American Medical Systems Holdings, Inc. *	6,453	71,951
AMERIGROUP Corp. *	48,995	1,349,322
Anika Therapeutics, Inc. *	10,781	49,269
Capital Senior Living Corp. *	10,257	25,027
Cardiac Science Corp. *	59,815	180,043
CONMED Corp. *	73,087	1,053,184
Coventry Health Care, Inc. *	157,770	2,041,544
Daxor Corp.	608	9,363
Dynacq Healthcare, Inc. *	2,270	7,922
ev3, Inc. *	60,425	429,018
Gen-Probe, Inc. *	4,660	212,403
Healthways, Inc. *	72,780	638,281
Hologic, Inc. *	237,954	3,114,818
Invacare Corp.	73,331	1,175,496
Inverness Medical Innovations, Inc. *	196,125	5,222,809

See financial notes 35

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Kewaunee Scientific Corp.	5,900	54,575
Kindred Healthcare, Inc. *	81,167	1,213,447
Kinetic Concepts, Inc. *	66,593	1,406,444
Lincare Holdings, Inc. *	7,370	160,666
MedCath Corp. *	33,516	243,661
Molina Healthcare, Inc. *	12,600	239,652
Omnicare, Inc.	69,730	1,707,688
Orthofix International N.V. *	46,310	857,661
SonoSite, Inc. *	16,397	293,179
Span-America Medical Systems, Inc.	7,600	66,082
SurModics, Inc. *	27,853	508,317
Teleflex, Inc.	128,880	5,037,919
The Cooper Cos., Inc.	100,314	2,652,302
Universal American Financial Corp. *	108,460	918,656
Wright Medical Group, Inc. *	46,975	612,084
Zoll Medical Corp. *	60,998	875,931

		33,034,916

Household & Personal Products 2.4%
American Oriental Bioengineering, Inc. *	142,328	549,386
China Sky One Medical, Inc. *	2,698	31,027
Church & Dwight Co., Inc.	129,500	6,763,785
Elizabeth Arden, Inc. *	66,407	387,153
Inter Parfums, Inc.	33,740	196,704
Medifast, Inc. *	15,330	63,620
Natural Alternative International, Inc. *	16,941	104,865
Nu Skin Enterprises, Inc., Class A	21,733	227,979
Nutraceutical International Corp. *	15,190	101,773
Oil-Dri Corp. of America	1,383	20,399
Prestige Brands Holdings, Inc. *	75,323	390,173
Revlon, Inc., Class A *	79,162	196,322
Schiff Nutrition International, Inc. *	20,320	91,440

		9,124,626

Insurance 3.5%
Allied World Assurance Co. Holdings Ltd.	63,460	2,413,384
American Financial Group, Inc.	216,693	3,477,923
American Physicians Service Group, Inc.	13,885	266,175
Argo Group International Holdings Ltd. *	62,423	1,880,805
Aspen Insurance Holdings Ltd.	163,170	3,664,798
Endurance Specialty Holdings Ltd.	31,500	785,610
National Western Life Insurance Co., Class A	200	22,600
PMA Capital Corp., Class A *	8,789	36,650
RenaissanceRe Holdings Ltd.	1,568	77,522
Unico American Corp. *	11,830	91,919
Universal Insurance Holdings, Inc.	48,416	182,044
Wesco Financial Corp.	338	93,288

		12,992,718

Materials 3.1%
A. Schulman, Inc.	4,661	63,157
Friedman Industries, Inc.	15,410	76,279
Glatfelter	23,400	146,016
Innospec, Inc.	25,177	94,917
International Flavors & Fragrances, Inc.	14,010	426,745
NewMarket Corp.	16,110	713,673
Olin Corp.	90,162	1,286,612
Rock-Tenn Co., Class A	75,606	2,045,142
RPM International, Inc.	225,390	2,869,215
Schweitzer-Mauduit International, Inc.	35,298	651,601
The Scotts Miracle-Gro Co., Class A	95,458	3,312,393
Wausau Paper Corp.	25,666	135,003

		11,820,753

Media 0.1%
Live Nation, Inc. *	154,936	413,679
Mediacom Communications Corp., Class A *	13,551	54,611

		468,290

Pharmaceuticals, Biotechnology & Life Sciences 10.9%
Albany Molecular Research, Inc. *	9,565	90,198
Alexion Pharmaceuticals, Inc. *	88,648	3,338,484
Alkermes, Inc. *	211,450	2,564,889
Bio-Rad Laboratories, Inc., Class A *	2,476	163,168
Caraco Pharmaceutical Laboratories Ltd. *	24,580	86,522
Celera Corp. *	25,030	190,979
Endo Pharmaceuticals Holdings, Inc. *	268,230	4,742,306
Harvard Bioscience, Inc. *	60,908	181,506
Kendle International, Inc. *	2,940	61,622
King Pharmaceuticals, Inc. *	546,100	3,860,927
Life Technologies Corp. *	228,715	7,428,663
Martek Biosciences Corp. *	76,075	1,388,369
Medicis Pharmaceutical Corp., Class A	8,060	99,702
Mylan, Inc. *	249,154	3,341,155
Neurocrine Biosciences, Inc. *	89,746	318,598
Noven Pharmaceuticals, Inc. *	21,430	203,156
OSI Pharmaceuticals, Inc. *	11,948	457,131
Pain Therapeutics, Inc. *	40,167	168,701
Par Pharmaceutical Cos., Inc. *	54,540	516,494
PAREXEL International Corp. *	114,526	1,114,338
PDL BioPharma, Inc.	156,034	1,104,721
PerkinElmer, Inc.	288,214	3,680,493
Repligen Corp. *	68,591	328,551
Varian, Inc. *	35,430	841,108
Warner Chilcott Ltd., Class A *	180,043	1,894,052
Watson Pharmaceuticals, Inc. *	98,274	3,057,304

		41,223,137

Real Estate 1.5%
Cedar Shopping Centers, Inc.	63,966	111,301
DiamondRock Hospitality Co.	8,110	32,521
Entertainment Properties Trust	60,500	953,480
First Potomac Realty Trust	28,440	209,034
Hospitality Properties Trust	164,140	1,969,680

36 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

HRPT Properties Trust	489,174	1,560,465
Medical Properties Trust, Inc.	21,200	77,380
Mission West Properties, Inc.	47,049	301,113
One Liberty Properties, Inc.	26,650	93,808
Ramco-Gershenson Properties Trust	36,600	236,070
Transcontinental Realty Investors, Inc. *	1,273	14,016

		5,558,868

Retailing 9.3%
99 Cents Only Stores *	55,930	516,793
Aeropostale, Inc. *	145,100	3,853,856
Barnes & Noble, Inc.	80,080	1,712,110
Big Lots, Inc. *	208,846	4,339,820
Books-A-Million, Inc.	22,713	104,480
Collective Brands, Inc. *	15,478	150,756
Dollar Tree, Inc. *	183,145	8,159,110
Expedia, Inc. *	253,105	2,298,193
Family Dollar Stores, Inc.	15,642	521,973
Haverty Furniture Cos., Inc.	44,031	463,646
Jo-Ann Stores, Inc. *	65,809	1,075,319
Jos. A. Bank Clothiers, Inc. *	43,572	1,211,737
Monro Muffler Brake, Inc.	2,781	76,005
Netflix, Inc. *	95,068	4,080,319
RadioShack Corp.	317,000	2,716,690
REX Stores Corp. *	24,448	262,083
Stage Stores, Inc.	16,278	164,082
Systemax, Inc. *	25,435	328,620
The Children’s Place Retail Stores, Inc. *	65,530	1,434,452
The Dress Barn, Inc. *	21,970	270,011
The Finish Line, Inc., Class A	44,142	292,220
The Pep Boys - Manny, Moe & Jack	115,870	510,987
Tractor Supply Co. *	8,945	322,557
West Marine, Inc. *	25,020	133,857

		34,999,676

Semiconductors & Semiconductor Equipment 2.8%
Actel Corp. *	67,495	683,050
CEVA, Inc. *	33,440	243,443
Cirrus Logic, Inc. *	177,932	669,024
FEI Co. *	90,663	1,398,930
Integrated Device Technology, Inc. *	517,000	2,352,350
IXYS Corp.	2,814	22,681
LSI Corp. *	14,156	43,034
Skyworks Solutions, Inc. *	454,433	3,662,730
Standard Microsystems Corp. *	47,441	882,403
TriQuint Semiconductor, Inc. *	166,634	411,586

		10,369,231

Software & Services 18.3%
AsiaInfo Holdings, Inc. *	3,138	52,875
CACI International, Inc., Class A *	22,602	824,747
CIBER, Inc. *	163,269	445,724
Computer Task Group, Inc. *	29,411	101,468
Compuware Corp. *	348,942	2,299,528
Convergys Corp. *	326,157	2,635,349
CSG Systems International, Inc. *	78,900	1,126,692
Dynamics Research Corp. *	18,374	133,028
EarthLink, Inc. *	302,752	1,989,081
Edgewater Technology, Inc. *	23,273	65,164
Fair Isaac Corp.	38,075	535,715
GSI Commerce, Inc. *	54,600	715,260
Hewitt Associates, Inc., Class A *	224,574	6,683,322
IAC/InterActiveCorp. *	186,487	2,840,197
JDA Software Group, Inc. *	75,752	874,936
Keynote Systems, Inc. *	29,014	230,081
Lawson Software, Inc. *	378,901	1,610,329
MAXIMUS, Inc.	54,634	2,177,711
Mentor Graphics Corp. *	195,063	866,080
Metavante Technologies, Inc. *	7,910	157,884
Ness Technologies, Inc. *	98,791	291,433
NetScout Systems, Inc. *	70,816	507,043
Novell, Inc. *	953,564	4,062,183
Parametric Technology Corp. *	246,000	2,455,080
Perot Systems Corp., Class A *	227,578	2,931,205
Progress Software Corp. *	12,582	218,423
QAD, Inc.	39,060	98,822
Quest Software, Inc. *	131,900	1,672,492
Radiant Systems, Inc. *	58,793	259,277
S1 Corp. *	102,521	527,983
Sohu.com, Inc. *	60,340	2,492,645
Solera Holdings, Inc. *	157,857	3,911,696
SonicWALL, Inc. *	46,860	208,996
SPSS, Inc. *	51,700	1,469,831
Sybase, Inc. *	256,161	7,759,117
Synopsys, Inc. *	353,755	7,333,341
TechTeam Global, Inc. *	26,600	129,808
TIBCO Software, Inc. *	163,479	959,622
United Online, Inc.	183,353	817,754
Web.com Group, Inc. *	58,391	193,858
Websense, Inc. *	124,851	1,498,212
Wind River Systems, Inc. *	213,034	1,363,418
Wright Express Corp. *	89,546	1,631,528

		69,158,938

Technology Hardware & Equipment 2.2%
Arris Group, Inc. *	72,110	531,451
Astro-Med, Inc.	15,610	84,918
Avocent Corp. *	17,617	213,870
Black Box Corp.	47,851	1,129,762
Coherent, Inc. *	59,892	1,033,137
CPI International, Inc. *	22,200	208,680
CTS Corp.	36,364	131,274
Electronics for Imaging, Inc. *	9,426	92,375
Emulex Corp. *	268,530	1,350,706
Gerber Scientific, Inc. *	20,276	48,460
Image Sensing Systems, Inc. *	1,720	15,308
Insight Enterprises, Inc. *	124,171	379,963
IntriCon Corp. *	5,930	19,035
Measurement Specialties, Inc. *	38,491	157,428
Mercury Computer Systems, Inc. *	11,991	66,310
O.I. Corp.	4,685	38,042
Oplink Communications, Inc. *	10,045	77,347
OSI Systems, Inc. *	41,620	635,121
PC Mall, Inc. *	25,291	114,821
Perceptron, Inc. *	16,078	57,077
Richardson Electronics Ltd.	4,323	14,612
Super Micro Computer, Inc. *	404	1,988
SYNNEX Corp. *	36,469	717,345

See financial notes 37

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Tekelec *	33,702	445,878
TESSCO Technologies, Inc. *	11,080	85,981
Tollgrade Communications, Inc. *	31,971	185,432
Vicon Industries, Inc. *	9,292	49,433
Vishay Intertechnology, Inc. *	67,607	235,272

		8,121,026

Telecommunication Services 2.4%
CenturyTel, Inc.	246,468	6,930,680
NII Holdings, Inc. *	51,614	774,210
Premiere Global Services, Inc. *	94,195	830,800
SureWest Communications	24,932	194,470
USA Mobility, Inc.	39,380	362,690

		9,092,850

Transportation 1.2%
International Shipholding Corp.	8,179	160,881
Ryder System, Inc.	49,285	1,395,258
Saia, Inc. *	14,773	176,537
SkyWest, Inc.	97,331	1,210,798
TBS International Ltd., Class A *	25,645	188,491
UTI Worldwide, Inc.	119,020	1,422,289

		4,554,254

Utilities 7.9%
AGL Resources, Inc.	13,190	349,931
Alliant Energy Corp.	273,302	6,747,826
Artesian Resources Corp., Class A	11,103	155,664
CMS Energy Corp.	537,689	6,366,238
Delta Natural Gas Co., Inc.	7,105	152,118
El Paso Electric Co. *	67,820	955,584
IDACORP, Inc.	3,140	73,350
New Jersey Resources Corp.	78,652	2,672,595
Northeast Utilities	68,858	1,486,644
NorthWestern Corp.	109,205	2,345,724
NV Energy, Inc.	491,430	4,614,528
OGE Energy Corp.	20,627	491,335
Pepco Holdings, Inc.	101,152	1,262,377
Portland General Electric Co.	10,529	185,205
RGC Resources, Inc.	412	9,915
Southwest Gas Corp.	1,890	39,822
UIL Holdings Corp.	2,060	45,979
Unisource Energy Corp.	49,190	1,386,666
WGL Holdings, Inc.	12,753	418,298

		29,759,799

Total Common Stock (Cost $483,943,639)		370,718,279

Other Investment Company 1.9% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	7,395,243	7,395,243

Total Other Investment Company (Cost $7,395,243)		7,395,243

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $492,312,668 and the unrealized appreciation and depreciation were $13,906,401 and ($128,105,547), respectively, with a net unrealized depreciation of ($114,199,146).

*	Non-income producing security.

38 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $491,338,882)		$378,113,522
Cash		49,225
Receivables:
Investments sold		953,556
Fund shares sold		1,847,716
Dividends		373,006
Interest		1,577
Prepaid expenses	+	10,806

Total assets		381,349,408

Liabilities
Payables:
Investments bought		2,945,331
Investment adviser fees		30,950
Fund shares redeemed		642,280
Distribution and shareholder services fees		42,353
Trustee’s retirement plan		14,155
Accrued expenses	+	125,402

Total liabilities		3,800,471

Net Assets
Total assets		381,349,408
Total liabilities	−	3,800,471

Net assets		$377,548,937
Net Assets by Source
Capital received from investors		644,924,225
Net investment income not yet distributed		1,052,127
Net realized capital losses		(155,202,055)
Net unrealized capital losses		(113,225,360)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$81,980,662		8,814,915		$9.30
Select Shares	$295,568,275		31,310,355		$9.44

See financial notes 39

 Laudus Rosenberg U.S. Discovery Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $36)		$8,451,853
Interest		76,082
Securities on loan	+	510,200

Total Investment Income		9,038,135

Net Realized Gains and Losses
Net realized losses on investments		(143,102,701)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(148,676,585)

Expenses
Investment adviser fees		5,346,648
Distribution and shareholder services fees (Investor Shares)		334,602
Sub-Accounting fees (Investor Shares)		201,838
Transfer agent fees		145,362
Shareholder reports		99,422
Custodian fees		78,303
Accounting and administration fees		64,491
Professional fees		60,601
Registration fees		30,345
Interest expense		9,209
Other expenses	+	73,027

Total expenses		6,443,848
Custody credits	−	1,159

Net expenses		6,442,689

Increase (Decrease) in Net Assets from Operations
Total investment income		9,038,135
Net expenses	−	6,442,689

Net investment income		2,595,446
Net realized losses		(143,102,701)
Net unrealized losses	+	(148,676,585)

Decrease in net assets from operations		($289,183,840)

40 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income		$2,595,446	$804,464
Net realized gains (losses)		(143,102,701)	37,108,290
Net unrealized losses	+	(148,676,585)	(131,953,681)

Decrease in net assets from operations		(289,183,840)	(94,040,927)

Distributions to Shareholders [1]
Distributions from net investment income
Investor Shares		$158,428	$-
Select Shares	+	2,180,530	-

Total distributions from net investment income		2,338,958	-

Distributions from net realized gains
Investor Shares		673,788	15,189,189
Select Shares	+	2,118,982	49,870,890

Total distributions from net realized gains		2,792,770	65,060,079

Total distributions		$5,131,728	$65,060,079

Transactions in Fund Shares [1]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,456,214	$43,031,333	2,337,924	$43,513,918
Select Shares	+	12,988,421	160,654,833	8,079,718	148,548,635

Total shares sold		16,444,635	$203,686,166	10,417,642	$192,062,553

Shares Reinvested
Investor Shares		82,365	$819,528	876,426	$14,899,234
Select Shares	+	416,456	4,197,876	2,802,405	48,369,515

Total shares reinvested		498,821	$5,017,404	3,678,831	$63,268,749

Shares Redeemed
Investor Shares		(5,347,797)	($68,027,483)	(3,672,199)	($68,740,227)
Select Shares	+	(16,973,500)	(204,536,277)	(12,267,874)	(226,995,283)

Total shares redeemed		(22,321,297)	($272,563,760)	(15,940,073)	($295,735,510)

Net transactions in fund shares		(5,377,841)	($63,860,190)	(1,843,600)	($40,404,208)

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,503,111	$735,724,695	47,346,711	$935,229,909
Total decrease	+	(5,377,841)	(358,175,758)	(1,843,600)	(199,505,214)

End of period		40,125,270	$377,548,937	45,503,111	$735,724,695

Net investment income not yet distributed			$1,052,127		$778,433

[1]	Effective on July 31, 2008, Institutional Shares were redesignated as Select Shares.

See financial notes 41

Laudus Rosenberg U.S. Small Capitalization Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.70	12.22	13.77	13.30	13.65

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.03)	(0.03)	(0.04)	(0.02)[1]
Net realized and unrealized gains (losses)	(3.76)	(1.49)	0.11	2.37	1.26

Total from investment operations	(3.74)	(1.52)	0.08	2.33	1.24
Less distributions:
Distributions from net investment income	(0.02)	—	—	—	—
Distributions from net realized gains	(0.62)	(2.00)	(1.63)	(1.86)	(1.59)

Total distributions	(0.64)	(2.00)	(1.63)	(1.86)	(1.59)

Net asset value at end of period	4.32	8.70	12.22	13.77	13.30

Total return (%)	(43.79)	(13.57)	0.75	18.98	9.00

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.34	1.30	1.30	1.39	1.43
Gross operating expenses	1.37	1.32	1.30	1.39	1.43
Net investment income (loss)	0.21	(0.22)	(0.25)	(0.33)	(0.15)
Portfolio turnover rate	114	68	76	69	68
Net assets, end of period ($ x 1,000)	77,227	183,980	269,185	311,822	297,927

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Select Shares	3/31/09[2]	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	9.03	12.57	14.07	13.50	13.82

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.03	0.02	0.00 [3]	0.03 [1]
Net realized and unrealized gains (losses)	(3.90)	(1.57)	0.11	2.43	1.27

Total from investment operations	(3.86)	(1.54)	0.13	2.43	1.30
Less distributions:
Distributions from net investment income	(0.05)	—	—	—	(0.03)
Distributions from net realized gains	(0.62)	(2.00)	(1.63)	(1.86)	(1.59)

Total distributions	(0.67)	(2.00)	(1.63)	(1.86)	(1.62)

Net asset value at end of period	4.50	9.03	12.57	14.07	13.50

Total return (%)	(43.52)	(13.34)	1.11	19.46	9.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.00	0.96	0.95	1.04	1.09
Gross operating expenses	1.00	0.96	0.95	1.04	1.09
Net investment income (loss)	0.56	0.13	0.10	0.02	0.20
Portfolio turnover rate	114	68	76	69	68
Net assets, end of period ($ x 1,000)	156,272	393,939	699,921	918,813	948,225

1 Calculated based on the average shares outstanding during the period.
2 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.
3 Amount is less than $0.005.

42 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Financial Highlights continued

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Adviser Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.82	12.35	13.88	13.38	13.71

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.01)	(0.02)	(0.02)	0.00 [1,2]
Net realized and unrealized gains (losses)	(3.80)	(1.52)	0.12	2.38	1.26

Total from investment operations	(3.78)	(1.53)	0.10	2.36	1.26
Less distributions:
Distributions from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains	(0.62)	(2.00)	(1.63)	(1.86)	(1.59)

Total distributions	(0.65)	(2.00)	(1.63)	(1.86)	(1.59)

Net asset value at end of period	4.39	8.82	12.35	13.88	13.38

Total return (%)	(43.68)	(13.50)	0.90	19.09	9.12

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.22	1.20	1.20	1.32	1.31
Gross operating expenses	1.25	1.21	1.20	1.32	1.31
Net investment income (loss)	0.32	(0.12)	(0.14)	(0.24)	(0.01)
Portfolio turnover rate	114	68	76	69	68
Net assets, end of period ($ x 1,000)	8,760	34,799	48,923	49,952	41,104

1 Calculated based on the average shares outstanding during the period.
2 Amount is less than $0.005.

See financial notes 43

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.4%		Common Stock	319,963,132	238,405,244
2.2%		Other Investment Company	5,198,135	5,198,135

100.6%		Total Investments	325,161,267	243,603,379
(0	.6)%	Other Assets and Liabilities, Net		(1,344,329)

100.0%		Net Assets		242,259,050

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Automobiles & Components 0.0%
Exide Technologies *	18,420	55,260

Banks 7.4%
Ameriana Bancorp	505	1,429
Astoria Financial Corp.	42,349	389,187
Banco Latinoamericano de Exportaciones, S.A., Class E	84,479	791,568
Bank Mutual Corp.	3,066	27,778
Bank of Hawaii Corp.	17,500	577,150
Brookline Bancorp, Inc.	19,800	188,100
Carver Bancorp, Inc.	300	1,023
Central Valley Community Bancorp *	2,380	11,115
Centrue Financial Corp.	11,892	67,487
Citizens South Banking Corp.	4,180	21,903
Commerce Bancshares, Inc.	20,895	758,488
Community Bank System, Inc.	12,460	208,705
Community Capital Corp.	2,969	15,350
Cullen/Frost Bankers, Inc.	16,200	760,428
ESB Financial Corp.	10,246	112,604
First Citizens BancShares, Inc., Class A	7,561	996,540
First Defiance Financial Corp.	25,226	152,365
First Federal Bancshares of Arkansas, Inc.	16,226	76,262
First Financial Bankshares, Inc.	7,700	370,909
FirstMerit Corp.	44,800	815,360
Flushing Financial Corp.	6,852	41,249
GS Financial Corp.	2,648	35,086
Hancock Holding Co.	32,300	1,010,344
HF Financial Corp.	16,200	206,550
Hopfed Bancorp, Inc.	6,431	60,934
Horizon Bancorp	7,598	84,338
International Bancshares Corp.	22,100	172,380
Liberty Bancorp, Inc.	3,380	23,508
LSB Financial Corp.	1,500	16,500
National Penn Bancshares, Inc.	101,350	841,205
NewAlliance Bancshares, Inc.	369,351	4,336,181
Parkvale Financial Corp.	28,120	308,758
Premier Financial Bancorp, Inc.	4,440	23,976
Prosperity Bancshares, Inc.	45,031	1,231,598
QCR Holdings, Inc.	4,762	38,286
Renasant Corp.	11,272	141,576
Republic Bancorp, Inc., Class A	3,900	72,813
Rurban Financial Corp.	9,236	72,964
Southern Missouri Bancorp, Inc.	8,300	88,976
Southwest Bancorp, Inc.	23,128	216,941
Sun Bancorp, Inc. *	9,235	47,930
SVB Financial Group *	32,635	653,026
Tamalpais Bancorp	1,958	10,769
Teche Holding Co.	3,320	101,260
TF Financial Corp.	10,476	190,558
Tompkins Financial Corp.	2,100	90,300
UMB Financial Corp.	10,300	437,647
United Bancshares, Inc.	10,998	98,982
United Western Bancorp, Inc.	24,325	118,706
Valley National Bancorp	43,025	532,219
Wainwright Bank & Trust Co.	7,588	50,764
Wintrust Financial Corp.	23,645	290,834

		17,990,909

Capital Goods 3.6%
Aircastle Ltd.	191,262	889,368
Albany International Corp., Class A	9,740	88,147
Beacon Roofing Supply, Inc. *	86,172	1,153,843
Esterline Technologies Corp. *	72,618	1,466,157
Federal Signal Corp.	124,113	654,076
Force Protection, Inc. *	15,077	72,370
H&E Equipment Services, Inc. *	52,205	341,943
K-Tron International, Inc. *	3,313	201,000
Lawson Products, Inc.	6,954	84,630
Michael Baker Corp. *	23,600	613,600
Preformed Line Products Co.	139	5,232
Rush Enterprises, Inc., Class A *	11,618	103,633
Seaboard Corp.	240	242,400
SL Industries, Inc. *	24,994	115,472
The L.S. Starrett Co., Class A	24,546	153,412
Triumph Group, Inc.	53,440	2,041,408
Universal Forest Products, Inc.	2,500	66,525
Willis Lease Finance Corp. *	45,921	485,844

		8,779,060

Commercial & Professional Supplies 4.5%
Administaff, Inc.	32,440	685,457
CDI Corp.	10,171	98,862
Comfort Systems USA, Inc.	105,238	1,091,318
Deluxe Corp.	166,779	1,606,082
Ecology & Environment, Inc., Class A	15,800	198,764
GeoEye, Inc. *	59,355	1,172,261
GP Strategies Corp. *	22,050	78,498

44 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Heidrick & Struggles International, Inc.	51,512	913,823
Industrial Services of America, Inc.	10,256	47,075
Intersections, Inc. *	18,379	97,960
Kelly Services, Inc., Class A	142,600	1,147,930
Mine Safety Appliances Co.	30,841	617,437
National Technical Systems, Inc.	10,376	30,713
Sykes Enterprises, Inc. *	60,998	1,014,397
United Stationers, Inc. *	60,516	1,699,289
Volt Information Sciences, Inc. *	18,363	122,114
VSE Corp.	9,975	266,333

		10,888,313

Consumer Durables & Apparel 0.2%
CSS Industries, Inc.	3,456	58,752
Flexsteel Industries, Inc.	7,001	36,125
Iconix Brand Group, Inc. *	590	5,222
Liz Claiborne, Inc.	3,592	8,872
M.D.C. Holdings, Inc.	12,102	376,856
Rocky Brands, Inc. *	1,128	3,948

		489,775

Consumer Services 6.0%
Ark Restaurants Corp.	14,652	135,677
Bob Evans Farms, Inc.	152,716	3,423,893
CEC Entertainment, Inc. *	54,857	1,419,699
Coinstar, Inc. *	111,397	3,649,366
Cracker Barrel Old Country Store, Inc.	95,354	2,730,938
Frisch’s Restaurants, Inc.	14,820	300,105
International Speedway Corp., Class A	17,650	389,359
Jack in the Box, Inc. *	39,670	923,914
LIFE TIME FITNESS, Inc. *	4,960	62,298
Regis Corp.	55,980	808,911
Sonic Corp. *	2,880	28,858
Speedway Motorsports, Inc.	57,201	676,116

		14,549,134

Diversified Financials 0.3%
California First National Bancorp	35,441	265,808
Cash America International, Inc.	8,590	134,519
EZCORP, Inc., Class A *	23,630	273,399

		673,726

Energy 0.3%
Atlas America, Inc.	9,236	80,815
Mitcham Industries, Inc. *	27,006	102,893
Swift Energy Co. *	83,600	610,280

		793,988

Food & Staples Retailing 1.8%
Nash Finch Co.	49,112	1,379,556
Susser Holdings Corp. *	16,268	218,642
The Pantry, Inc. *	22,970	404,502
Weis Markets, Inc.	23,619	733,134
Winn-Dixie Stores, Inc. *	162,429	1,552,821

		4,288,655

Food, Beverage & Tobacco 3.3%
B&G Foods, Inc., Class A	12,260	63,752
Cal-Maine Foods, Inc.	64,375	1,441,356
Flowers Foods, Inc.	202,331	4,750,732
HQ Sustainable Maritime Industries, Inc. *	12,993	99,396
John B. Sanfilippo & Son, Inc. *	25,070	133,874
Lance, Inc.	17,345	361,123
Omega Protein Corp. *	59,008	155,781
Overhill Farms, Inc. *	43,090	164,604
Seneca Foods Corp., Class B *	6,692	144,447
Tasty Baking Co.	33,007	139,290
The Boston Beer Co., Inc., Class A *	21,692	452,495

		7,906,850

Health Care Equipment & Services 6.6%
Allied Healthcare Products, Inc. *	29,000	96,280
Amedisys, Inc. *	41,189	1,132,286
American Dental Partners, Inc. *	8,230	54,483
American Medical Systems Holdings, Inc. *	40,760	454,474
AMERIGROUP Corp. *	52,468	1,444,969
Anika Therapeutics, Inc. *	18,357	83,891
Atrion Corp.	579	51,091
Cardiac Science Corp. *	109,630	329,986
CONMED Corp. *	43,890	632,455
Daxor Corp.	1,250	19,250
Dynacq Healthcare, Inc. *	19,644	68,558
ev3, Inc. *	10,879	77,241
Healthways, Inc. *	36,512	320,210
Integra LifeSciences Holdings *	25,000	618,250
Invacare Corp.	123,662	1,982,302
Kewaunee Scientific Corp.	13,581	125,624
Kindred Healthcare, Inc. *	55,803	834,255
MedCath Corp. *	53,200	386,764
Molina Healthcare, Inc. *	5,130	97,573
Orthofix International N.V. *	69,572	1,288,473
SonoSite, Inc. *	69,400	1,240,872
Span-America Medical Systems, Inc.	11,100	96,514
SurModics, Inc. *	48,762	889,906
Symmetry Medical, Inc. *	135,990	858,097
Universal American Financial Corp. *	131,716	1,115,634
Wright Medical Group, Inc. *	11,173	145,584
Zoll Medical Corp. *	100,088	1,437,264

		15,882,286

Household & Personal Products 1.9%
American Oriental Bioengineering, Inc. *	200,491	773,895
China Sky One Medical, Inc. *	5,090	58,535
Elizabeth Arden, Inc. *	98,409	573,725
Inter Parfums, Inc.	60,008	349,847
Medifast, Inc. *	32,285	133,983

See financial notes 45

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Natural Alternative International, Inc. *	34,822	215,548
NBTY, Inc. *	49,500	696,960
Nu Skin Enterprises, Inc., Class A	74,860	785,281
Nutraceutical International Corp. *	24,743	165,778
Prestige Brands Holdings, Inc. *	108,613	562,615
Revlon, Inc., Class A *	46,849	116,186
Schiff Nutrition International, Inc. *	57,190	257,355

		4,689,708

Insurance 4.7%
American Physicians Service Group, Inc.	24,102	462,035
American Safety Insurance Holdings Ltd. *	19,716	226,931
Argo Group International Holdings Ltd. *	101,194	3,048,975
Aspen Insurance Holdings Ltd.	217,775	4,891,227
Mercer Insurance Group, Inc.	2,560	36,583
National Western Life Insurance Co., Class A	12,442	1,405,946
PMA Capital Corp., Class A *	51,148	213,287
Presidential Life Corp.	40,346	314,295
Seabright Insurance Holdings *	17,588	183,971
Unico American Corp. *	29,995	233,061
Universal Insurance Holdings, Inc.	78,584	295,476

		11,311,787

Materials 1.6%
A. Schulman, Inc.	97,722	1,324,133
Arch Chemicals, Inc.	2,377	45,068
Continental Materials Corp. *	5,249	73,486
Friedman Industries, Inc.	23,084	114,266
Innospec, Inc.	60,986	229,917
NewMarket Corp.	2,700	119,610
Olin Corp.	3,530	50,373
Rock-Tenn Co., Class A	25,779	697,322
Schweitzer-Mauduit International, Inc.	61,920	1,143,043
The Scotts Miracle-Gro Co., Class A	4	139

		3,797,357

Media 0.2%
Live Nation, Inc. *	204,669	546,466

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
Albany Molecular Research, Inc. *	31,600	297,988
Alkermes, Inc. *	316,529	3,839,497
Cambrex Corp. *	1,374	3,133
Caraco Pharmaceutical Laboratories Ltd. *	28,950	101,904
Celera Corp. *	230,190	1,756,350
Cypress Bioscience, Inc. *	8,140	57,875
Harvard Bioscience, Inc. *	72,019	214,617
Martek Biosciences Corp. *	119,508	2,181,021
Medicis Pharmaceutical Corp., Class A	187,998	2,325,535
Nabi Biopharmaceuticals *	26,774	99,064
Neurocrine Biosciences, Inc. *	97,727	346,931
Noven Pharmaceuticals, Inc. *	7,040	66,739
OSI Pharmaceuticals, Inc. *	66,600	2,548,116
Pain Therapeutics, Inc. *	119,100	500,220
Par Pharmaceutical Cos., Inc. *	105,390	998,043
PAREXEL International Corp. *	33,120	322,258
PDL BioPharma, Inc.	242,916	1,719,845
Repligen Corp. *	102,955	493,154
Salix Pharmaceuticals Ltd. *	14,870	141,265
Varian, Inc. *	40,149	953,137

		18,966,692

Real Estate 1.8%
CBL & Associates Properties, Inc.	35,873	84,660
Cedar Shopping Centers, Inc.	98,988	172,239
Entertainment Properties Trust	49,042	772,902
First Potomac Realty Trust	15,489	113,844
HRPT Properties Trust	649,943	2,073,318
Medical Properties Trust, Inc.	52,592	191,961
Mission West Properties, Inc.	60,831	389,319
One Liberty Properties, Inc.	28,848	101,545
Ramco-Gershenson Properties Trust	54,300	350,235

		4,250,023

Retailing 11.0%
Aeropostale, Inc. *	153,650	4,080,944
AMCON Distributing Co.	2,400	61,212
AutoNation, Inc. *	258,800	3,592,144
Barnes & Noble, Inc.	96,630	2,065,949
Books-A-Million, Inc.	86	396
Conn’s, Inc. *	32,200	452,088
Fred’s, Inc., Class A	82,370	929,134
Genesco, Inc. *	4,800	90,384
Haverty Furniture Cos., Inc.	16,299	171,628
Jo-Ann Stores, Inc. *	96,779	1,581,369
Jos. A. Bank Clothiers, Inc. *	57,982	1,612,479
Kirkland’s, Inc. *	55,200	269,376
Monro Muffler Brake, Inc.	23,423	640,151
Netflix, Inc. *	115,000	4,935,800
Rent-A-Center, Inc. *	25,276	489,596
REX Stores Corp. *	43,669	468,132
Stage Stores, Inc.	12,613	127,139
Systemax, Inc. *	43,916	567,395
The Children’s Place Retail Stores, Inc. *	96,900	2,121,141
The Finish Line, Inc., Class A	22,910	151,664
The Pep Boys - Manny, Moe & Jack	160,796	709,110
Tractor Supply Co. *	45,600	1,644,336

		26,761,567

Semiconductors & Semiconductor Equipment 4.5%
Actel Corp. *	107,282	1,085,694
CEVA, Inc. *	72,811	530,064
Cirrus Logic, Inc. *	159,564	599,961
FEI Co. *	131,912	2,035,402
Integrated Device Technology, Inc. *	10,600	48,230
IXYS Corp.	3,440	27,726
Skyworks Solutions, Inc. *	645,887	5,205,849

46 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Standard Microsystems Corp. *	70,529	1,311,840
TriQuint Semiconductor, Inc. *	32,715	80,806

		10,925,572

Software & Services 19.9%
CIBER, Inc. *	272,306	743,395
Computer Task Group, Inc. *	68,846	237,519
CSG Systems International, Inc. *	99,977	1,427,672
CSP, Inc. *	19,112	54,469
EarthLink, Inc. *	484,492	3,183,113
Edgewater Technology, Inc. *	24,668	69,070
Fair Isaac Corp.	18,590	261,561
GSI Commerce, Inc. *	91,100	1,193,410
IAC/InterActiveCorp. *	178,379	2,716,712
INX, Inc. *	13,001	31,202
JDA Software Group, Inc. *	136,075	1,571,666
Lawson Software, Inc. *	543,563	2,310,143
Manhattan Associates, Inc. *	810	14,029
MAXIMUS, Inc.	79,096	3,152,767
Mentor Graphics Corp. *	400,600	1,778,664
Ness Technologies, Inc. *	160,026	472,077
NetScout Systems, Inc. *	82,784	592,733
OPNET Technologies, Inc. *	976	8,462
Parametric Technology Corp. *	194,759	1,943,695
Perot Systems Corp., Class A *	424,966	5,473,562
Pervasive Software, Inc. *	19,310	75,309
QAD, Inc.	48,331	122,277
Quest Software, Inc. *	88,004	1,115,891
Solera Holdings, Inc. *	208,550	5,167,869
SonicWALL, Inc. *	33,768	150,605
SPSS, Inc. *	111,700	3,175,631
Sybase, Inc. *	107,204	3,247,209
TechTeam Global, Inc. *	53,045	258,860
TIBCO Software, Inc. *	8,870	52,067
United Online, Inc.	468,752	2,090,634
Websense, Inc. *	193,200	2,318,400
Wind River Systems, Inc. *	290,633	1,860,051
Wright Express Corp. *	76,100	1,386,542

		48,257,266

Technology Hardware & Equipment 4.9%
Arris Group, Inc. *	26,020	191,767
Astro-Med, Inc.	25,734	139,993
Avocent Corp. *	1,830	22,216
Black Box Corp.	95,300	2,250,033
Coherent, Inc. *	109,851	1,894,930
Concurrent Computer Corp. *	1,130	4,091
CPI International, Inc. *	17,524	164,726
CTS Corp.	10,441	37,692
Electro Rent Corp.	10,097	97,335
EMS Technologies, Inc. *	1,120	19,555
Emulex Corp. *	391,190	1,967,686
Image Sensing Systems, Inc. *	2,860	25,454
Insight Enterprises, Inc. *	246,729	754,991
IntriCon Corp. *	17,880	57,395
Measurement Specialties, Inc. *	64,900	265,441
Mercury Computer Systems, Inc. *	15,510	85,770
O.I. Corp.	11,700	95,004
Oplink Communications, Inc. *	3,589	27,635
OSI Systems, Inc. *	68,578	1,046,500
PC Mall, Inc. *	38,000	172,520
Perceptron, Inc. *	26,405	93,738
Richardson Electronics Ltd.	14,033	47,431
Schmitt Industries, Inc. *	8,703	24,107
Super Micro Computer, Inc. *	4,751	23,375
SYNNEX Corp. *	43,288	851,475
Tekelec *	68,490	906,123
TESSCO Technologies, Inc. *	12,892	100,042
Tollgrade Communications, Inc. *	46,880	271,904
Vicon Industries, Inc. *	24,940	132,681

		11,771,610

Telecommunication Services 0.7%
Consolidated Communications Holdings, Inc.	12,735	130,661
D&E Communications, Inc.	39,000	209,430
Invitel Holdings A/S *	1,940	7,275
Premiere Global Services, Inc. *	73,085	644,610
SureWest Communications	28,799	224,632
USA Mobility, Inc.	39,677	365,425

		1,582,033

Transportation 0.6%
Air T., Inc.	1,350	7,722
International Shipholding Corp.	14,642	288,008
Saia, Inc. *	5	60
SkyWest, Inc.	53,694	667,953
TBS International Ltd., Class A *	45,300	332,955
USA Truck, Inc. *	3,210	41,505
UTI Worldwide, Inc.	18,050	215,698

		1,553,901

Utilities 4.8%
Artesian Resources Corp., Class A	17,204	241,200
Delta Natural Gas Co., Inc.	7,246	155,137
El Paso Electric Co. *	194,846	2,745,380
Energy West, Inc.	5,329	43,591
IDACORP, Inc.	29,327	685,079
NorthWestern Corp.	168,224	3,613,452
Pennichuck Corp.	2,440	49,898
PNM Resources, Inc.	7,250	59,885
Portland General Electric Co.	22,221	390,867
RGC Resources, Inc.	3,210	77,249
Southwest Gas Corp.	18,150	382,420
UIL Holdings Corp.	6,234	139,143
Unisource Energy Corp.	110,323	3,110,005

		11,693,306

Total Common Stock (Cost $319,963,132)		238,405,244

See financial notes 47

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 2.2% of net assets
State Street Institutional Liquid Reserves Fund – Institutional Class	5,198,135	5,198,135

Total Other Investment Company (Cost $5,198,135)		5,198,135

End of Investments.

At 03/31/2009, the tax basis cost of the fund’s investments was $325,692,420 and the unrealized appreciation and depreciation were $8,898,728 and ($90,987,769), respectively, with a net unrealized depreciation of ($82,089,041).

*	Non-income producing security.

48 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $325,161,267)		$243,603,379
Cash		49,596
Receivables:
Investments sold		1,076,181
Dividends		319,451
Fund shares sold		317,878
Interest		1,068
Prepaid expenses	+	12,878

Total assets		245,380,431

Liabilities
Payables:
Investments bought		2,571,242
Fund shares redeemed		151,999
Distribution and shareholder services fees		141,848
Trustee’s retirement plan		98,864
Investment adviser fees		20,183
Accrued expenses	+	137,245

Total liabilities		3,121,381

Net Assets
Total assets		245,380,431
Total liabilities	−	3,121,381

Net assets		$242,259,050
Net Assets by Source
Capital received from investors		445,005,117
Distribution in excess of net investment income		(98,864)
Net realized capital losses		(121,089,315)
Net unrealized capital losses		(81,557,888)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$77,226,801		17,858,068		$4.32
Select Shares	$156,272,017		34,730,188		$4.50
Adviser Shares	$8,760,232		1,995,401		$4.39

See financial notes 49

 Laudus Rosenberg U.S. Small Capitalization Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $129)		$6,254,564
Interest		62,589
Securities on loan	+	562,013

Total Investment Income		6,879,166

Net Realized Gains and Losses
Net realized losses on investments		(86,082,931)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(134,259,839)

Expenses
Investment adviser fees		3,977,818
Distribution and shareholder services fees
Investor Shares		349,992
Adviser Shares		60,838
Sub-Accounting fees (Investor Shares)		164,696
Transfer agent fees		91,242
Shareholder reports		65,679
Accounting and administration fees		56,474
Professional fees		55,558
Custodian fees		47,287
Registration fees		35,229
Interest expense		19,609
Trustees’ fees		750
Other expenses	+	87,801

Total expenses		5,012,973
Expense reduction by adviser	−	49,300
Custody credits	−	3,816

Net expenses		4,959,857

Increase (Decrease) in Net Assets from Operations
Total investment income		6,879,166
Net expenses	−	4,959,857

Net investment income		1,919,309
Net realized losses		(86,082,931)
Net unrealized losses	+	(134,259,839)

Decrease in net assets from operations		($218,423,461)

50 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income		$1,919,309	$182,344
Net realized gains (losses)		(86,082,931)	82,186,761
Net unrealized losses	+	(134,259,839)	(190,015,225)

Decrease in net assets from operations		(218,423,461)	(107,646,120)

Distributions to Shareholders [1]
Distributions from net investment income
Investor Shares		357,280	—
Select Shares		1,779,537	52,220
Adviser Shares	+	80,711	—

Total distributions from net investment income		2,217,528	52,220

Distributions from net realized gains
Investor Shares		9,944,036	37,650,467
Select Shares		20,158,252	86,858,222
Adviser Shares	+	1,682,888	6,733,105

Total distributions from net realized gains		31,785,176	131,241,794

Total distributions		$34,002,704	$131,294,014

Transactions in Fund Shares [1]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,402,022	$23,675,790	3,180,317	$34,760,049
Select Shares		5,582,719	36,961,264	6,132,943	71,884,130
Adviser Shares	+	568,518	3,783,780	923,717	9,727,022

Total shares sold		9,553,259	$64,420,834	10,236,977	$116,371,201

Shares Reinvested
Investor Shares		2,118,042	$10,230,144	3,322,282	$30,996,893
Select Shares		4,153,795	20,852,050	8,219,330	79,563,111
Adviser Shares	+	263,615	1,291,713	531,532	5,022,981

Total shares reinvested		6,535,452	$32,373,907	12,073,144	$115,582,985

Shares Redeemed
Investor Shares		(8,807,356)	($56,553,042)	(7,377,747)	($82,542,754)
Select Shares		(18,618,626)	(139,952,008)	(26,429,861)	(299,178,447)
Adviser Shares	+	(2,784,045)	(18,323,102)	(1,470,741)	(16,603,866)

Total shares redeemed		(30,210,027)	($214,828,152)	(35,278,349)	($398,325,067)

Net transactions in fund shares		(14,121,316)	($118,033,411)	(12,968,228)	($166,370,881)

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		68,704,973	$612,718,626	81,673,201	$1,018,029,641
Total decrease	+	(14,121,316)	(370,459,576)	(12,968,228)	(405,311,015)

End of period		54,583,657	$242,259,050	68,704,973	$612,718,626

(Distribution in excess of net investment income)/			($98,864)		$65,175
Net investment income not yet distributed

[1]	Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.

See financial notes 51

Laudus Rosenberg Long/Short Equity Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	10.30	10.63	10.55	10.41	9.81

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.62	0.26	0.12 [1]	(0.06)[1]
Net realized and unrealized gains (losses)	(1.35)	(0.70)	0.03	0.10	0.66

Total from investment operations	(1.40)	(0.08)	0.29	0.22	0.60
Less distributions:
Distributions from net investment income	(0.00)[2]	(0.25)	(0.21)	(0.08)	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	—	(0.25)	(0.21)	(0.08)	—

Net asset value at end of period	8.90	10.30	10.63	10.55	10.41

Total return (%)	(13.59)	(0.82)	2.81	2.08	6.12

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	3.83	3.29	3.28	3.22	3.30
Net operating expenses (excluding dividend expense on short sales)	2.04	1.97	1.99	2.06	2.06
Gross operating expenses	3.83	3.30	3.28	3.22	3.37
Net investment income (loss)	(1.01)	2.11	2.41	1.17	(0.55)
Portfolio turnover rate	244	129	140	122	111
Net assets, end of period ($ x 1,000)	11,640	14,714	64,400	63,036	34,930

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Select Shares	3/31/09[3]	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	10.37	10.75	10.66	10.51	9.87

Income (loss) from investment operations:
Net investment income (loss)	(0.12)	0.26	0.24	0.16 [1]	(0.03)[1]
Net realized and unrealized gains (losses)	(1.26)	(0.31)	0.09	0.09	0.67

Total from investment operations	(1.38)	(0.05)	0.33	0.25	0.64
Less distributions:
Distributions from net investment income	(0.03)	(0.33)	(0.24)	(0.10)	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.33)	(0.24)	(0.10)	—

Net asset value at end of period	8.96	10.37	10.75	10.66	10.51

Total return (%)	(13.34)	(0.51)	3.19	2.41	6.48

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	3.47	3.09	2.99	2.89	2.98
Net operating expenses (excluding dividend expense on short sales)	1.68	1.63	1.66	1.74	1.74
Gross operating expenses	3.47	3.09	2.99	2.89	3.04
Net investment income (loss)	(0.49)	2.14	2.70	1.51	(0.28)
Portfolio turnover rate	244	129	140	122	111
Net assets, end of period ($ x 1,000)	66,963	182,817	260,596	189,254	102,974

1 Calculated based on the average shares outstanding during the period.
2 Amount is less than $0.005.
3 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.

52 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

91.8%		Common Stock	86,412,057	72,172,842
5.0%		Short-Term Investment	3,900,319	3,900,319

96.8%		Total Investments	90,312,376	76,073,161
(73	.9)%	Short Sales	(73,097,033)	(58,076,614)
77.1%		Deposits with broker and custodian bank for securities sold short	60,636,869	60,636,869
0.0%		Other Assets and Liabilities, Net		(30,556)

100.0%		Net Assets		78,602,860

	Number	Value
Security	of Shares	($)

Common Stock (a) 91.8% of net assets

Banks 2.3%
U.S. Bancorp	57,400	838,614
Wells Fargo & Co.	69,900	995,376

		1,833,990

Capital Goods 6.5%
Aircastle Ltd.	17,823	82,877
Dover Corp.	20,200	532,876
Esterline Technologies Corp. *	3,200	64,608
Federal Signal Corp.	6,700	35,309
General Dynamics Corp.	34,600	1,439,014
Goodrich Corp.	11,200	424,368
H&E Equipment Services, Inc. *	2,300	15,065

L-3 Communications Holdings, Inc.	12,800	867,840
Rockwell Collins, Inc.	2,900	94,656
RSC Holdings, Inc. *	5,900	31,034
Seaboard Corp.	200	202,000
Textainer Group Holdings Ltd.	1,300	8,775
Triumph Group, Inc.	1,800	68,760
United Technologies Corp.	21,000	902,580
URS Corp. *	6,400	258,624
W.W. Grainger, Inc.	1,400	98,252

		5,126,638

Commercial & Professional Supplies 0.9%
Deluxe Corp.	7,600	73,188
GeoEye, Inc. *	2,400	47,400
Kelly Services, Inc., Class A	19,274	155,156
Kimball International, Inc., Class B	4,100	26,896
Pitney Bowes, Inc.	15,200	354,920
United Stationers, Inc. *	2,300	64,584

		722,144

Consumer Durables & Apparel 0.3%
M.D.C. Holdings, Inc.	1,300	40,482
Mohawk Industries, Inc. *	5,300	158,311
UniFirst Corp.	2,000	55,680

		254,473

Consumer Services 5.1%
Bob Evans Farms, Inc.	4,300	96,406
Brinker International, Inc.	8,500	128,350
CEC Entertainment, Inc. *	2,900	75,052
Cracker Barrel Old Country Store, Inc.	6,720	192,461
Domino’s Pizza, Inc. *	3,200	20,960
H&R Block, Inc.	30,300	551,157
McDonald’s Corp.	27,000	1,473,390
Regis Corp.	6,100	88,145
Sonic Corp. *	8,300	83,166
Speedway Motorsports, Inc.	1,400	16,548
Yum! Brands, Inc.	46,900	1,288,812

		4,014,447

Diversified Financials 3.5%
Bank of America Corp.	34,400	234,608
JPMorgan Chase & Co.	93,800	2,493,204

		2,727,812

Energy 7.4%
Atlas America, Inc.	4,700	41,125
Chevron Corp.	38,500	2,588,740
Diamond Offshore Drilling, Inc.	7,400	465,164
Massey Energy Co.	8,600	87,032
SEACOR Holdings, Inc. *	2,500	145,775
Southwestern Energy Co. *	27,500	816,475
Sunoco, Inc.	12,100	320,408
Swift Energy Co. *	3,300	24,090

Tesoro Corp.	12,200	164,334
Tidewater, Inc.	30,700	1,139,891

		5,793,034

Food & Staples Retailing 2.5%
CVS Caremark Corp.	68,300	1,877,567
The Pantry, Inc. *	2,700	47,547
Winn-Dixie Stores, Inc. *	7,200	68,832

		1,993,946

Food, Beverage & Tobacco 3.0%
Constellation Brands, Inc., Class A *	42,800	509,320
Corn Products International, Inc.	6,700	142,040
Dean Foods Co. *	15,100	273,008

See financial notes 53

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Fresh Del Monte Produce, Inc. *	3,000	49,260
H.J. Heinz Co.	9,000	297,540
J & J Snack Foods Corp.	2,100	72,639
Kraft Foods, Inc., Class A	3,900	86,931
Lorillard, Inc.	1,000	61,740
Ralcorp Holdings, Inc. *	3,400	183,192
The J.M. Smucker Co.	1,500	55,905
The Pepsi Bottling Group, Inc.	14,000	309,960
Tyson Foods, Inc., Class A	30,300	284,517

		2,326,052

Health Care Equipment & Services 4.2%
AMERIGROUP Corp. *	6,200	170,748
Baxter International, Inc.	37,400	1,915,628
Health Net, Inc. *	9,000	130,320
Hologic, Inc. *	29,000	379,610
Inverness Medical Innovations, Inc. *	7,800	207,714
Kindred Healthcare, Inc. *	3,300	49,335
Kinetic Concepts, Inc. *	5,300	111,936
Odyssey HealthCare, Inc. *	4,800	46,560
Omnicare, Inc.	8,200	200,818
Orthofix International N.V. *	2,300	42,596
SonoSite, Inc. *	2,600	46,488
Universal American Financial Corp. *	4,340	36,760

		3,338,513

Household & Personal Products 2.2%
American Oriental Bioengineering, Inc. *	6,700	25,862
Church & Dwight Co., Inc.	1,700	88,791
Colgate-Palmolive Co.	9,600	566,208
Kimberly-Clark Corp.	15,600	719,316
Nu Skin Enterprises, Inc., Class A	5,000	52,450

The Estee Lauder Cos., Inc., Class A	12,200	300,730

		1,753,357

Insurance 2.0%
Argo Group International Holdings Ltd. *	3,100	93,403
Aspen Insurance Holdings Ltd.	8,000	179,680
Assurant, Inc.	4,300	93,654
Everest Re Group Ltd.	7,300	516,840
Horace Mann Educators Corp.	5,500	46,035
PartnerRe Ltd.	5,300	328,971
Willis Group Holdings, Ltd.	16,000	352,000

		1,610,583

Materials 1.5%
A. Schulman, Inc.	3,600	48,780
Arch Chemicals, Inc.	3,300	62,568
Glatfelter	5,700	35,568
Innophos Holdings, Inc.	2,000	22,560
International Flavors & Fragrances, Inc.	7,000	213,220
Kronos Worldwide, Inc.	1,700	13,073
NewMarket Corp.	1,600	70,880
Rock-Tenn Co., Class A	4,022	108,795
Rockwood Holdings, Inc. *	5,800	46,052
RPM International, Inc.	14,700	187,131
Schweitzer-Mauduit International, Inc.	2,200	40,612
Sealed Air Corp.	14,500	200,100
The Scotts Miracle-Gro Co., Class A	1,700	58,990
Wausau Paper Corp.	6,400	33,664

		1,141,993

Media 6.3%
Comcast Corp., Class A	187,300	2,554,772
DISH Network Corp., Class A *	32,163	357,331
Harte-Hanks, Inc.	4,600	24,610
Mediacom Communications Corp., Class A *	5,000	20,150
Scholastic Corp.	2,900	43,703
The Interpublic Group of Cos., Inc. *	48,000	197,760
The Walt Disney Co.	90,200	1,638,032
Virgin Media, Inc.	31,700	152,160

		4,988,518

Pharmaceuticals, Biotechnology & Life Sciences 11.6%
Bristol-Myers Squibb Co.	123,700	2,711,504
Gilead Sciences, Inc. *	58,300	2,700,456
Life Technologies Corp. *	40,012	1,299,590
Martek Biosciences Corp. *	3,700	67,525
Medicis Pharmaceutical Corp., Class A	7,000	86,590
Merck & Co., Inc.	400	10,700
Mylan, Inc. *	32,400	434,484
PDL BioPharma, Inc.	15,800	111,864
PerkinElmer, Inc.	59,020	753,685
Pfizer, Inc.	53,500	728,670
Watson Pharmaceuticals, Inc. *	5,893	183,331

		9,088,399

Retailing 5.1%
AutoNation, Inc. *	16,000	222,080
AutoZone, Inc. *	4,900	796,838
Barnes & Noble, Inc.	5,100	109,038
Big Lots, Inc. *	10,499	218,169
Cabela’s, Inc. *	5,100	46,461
Collective Brands, Inc. *	8,800	85,712
Dollar Tree, Inc. *	9,300	414,315
Expedia, Inc. *	21,490	195,129
Family Dollar Stores, Inc.	14,400	480,528
Fred’s, Inc., Class A	6,500	73,320
Jo-Ann Stores, Inc. *	18,600	303,924
Jos. A. Bank Clothiers, Inc. *	2,540	70,638
Netflix, Inc. *	5,400	231,768
Overstock.com, Inc. *	2,000	18,300
Priceline.com, Inc. *	3,876	305,351
RadioShack Corp.	18,500	158,545
Rent-A-Center, Inc. *	8,100	156,897
Systemax, Inc. *	1,700	21,964

54 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

The Children’s Place Retail Stores, Inc. *	3,400	74,426

		3,983,403

Semiconductors & Semiconductor Equipment 2.6%
Actel Corp. *	3,200	32,384
Advanced Micro Devices, Inc. *	48,700	148,535
Applied Micro Circuits Corp. *	8,300	40,338
Cirrus Logic, Inc. *	7,000	26,320
Exar Corp. *	5,600	34,944
Integrated Device Technology, Inc. *	89,451	407,002
Micron Technology, Inc. *	65,100	264,306
Skyworks Solutions, Inc. *	128,308	1,034,163
Zoran Corp. *	5,300	46,640

		2,034,632

Software & Services 10.8%
Accenture Ltd., Class A	40,100	1,102,349
Amdocs Ltd. *	11,100	205,572
BMC Software, Inc. *	19,500	643,500
CA, Inc.	39,000	686,790
CACI International, Inc., Class A *	400	14,596
Cadence Design Systems, Inc. *	7,200	30,240
Computer Sciences Corp. *	43,281	1,594,472
CSG Systems International, Inc. *	4,100	58,548
DST Systems, Inc. *	4,900	169,638
Fair Isaac Corp.	7,000	98,490
GSI Commerce, Inc. *	3,900	51,090
Hewitt Associates, Inc., Class A *	12,400	369,024
IAC/InterActiveCorp. *	44,450	676,973
JDA Software Group, Inc. *	4,000	46,200
Lawson Software, Inc. *	105,403	447,963
MAXIMUS, Inc.	16,070	640,550
Mentor Graphics Corp. *	58,320	258,941
MicroStrategy, Inc., Class A *	1,100	37,609
Novell, Inc. *	43,900	187,014
Parametric Technology Corp. *	13,900	138,722
Progress Software Corp. *	4,400	76,384
Quest Software, Inc. *	4,000	50,720
Solera Holdings, Inc. *	3,490	86,482
SonicWALL, Inc. *	7,300	32,558
SPSS, Inc. *	1,800	51,174
Synopsys, Inc. *	12,400	257,052
TIBCO Software, Inc. *	23,500	137,945
United Online, Inc.	57,106	254,693
Wind River Systems, Inc. *	11,200	71,680

		8,476,969

Technology Hardware & Equipment 6.8%
Adaptec, Inc. *	13,700	32,880
Arris Group, Inc. *	15,300	112,761
Avocent Corp. *	6,500	78,910
Black Box Corp.	13,172	310,991
Coherent, Inc. *	4,600	79,350
Electronics for Imaging, Inc. *	7,900	77,420
Emulex Corp. *	63,230	318,047
Harris Corp.	14,900	431,206
Hewlett-Packard Co.	13,400	429,604
International Business Machines Corp.	25,100	2,431,939
OSI Systems, Inc. *	1,700	25,942
QLogic Corp. *	12,800	142,336
Sun Microsystems, Inc. *	69,700	510,204
SYNNEX Corp. *	2,440	47,995
Tekelec *	7,560	100,018
Tellabs, Inc. *	41,600	190,528

		5,320,131

Telecommunication Services 1.2%
CenturyTel, Inc.	11,400	320,568
Frontier Communications Corp.	32,900	236,222
General Communication, Inc., Class A *	6,300	42,084
Premiere Global Services, Inc. *	7,400	65,268
SBA Communications Corp., Class A *	3,000	69,900
United States Cellular Corp. *	3,000	100,020
USA Mobility, Inc.	1,000	9,210
Verizon Communications, Inc.	2,300	69,460

		912,732

Transportation 0.9%
FedEx Corp.	6,800	302,532
Ryder System, Inc.	5,700	161,367
SkyWest, Inc.	8,000	99,520
TBS International Ltd., Class A *	800	5,880
UTI Worldwide, Inc.	12,500	149,375

		718,674

Utilities 5.1%
Alliant Energy Corp.	10,780	266,158
American Electric Power Co., Inc.	27,500	694,650
American Water Works Co., Inc.	6,300	121,212
CMS Energy Corp.	28,200	333,888
DTE Energy Co.	13,400	371,180
El Paso Electric Co. *	6,800	95,812
MDU Resources Group, Inc.	5,500	88,770
Mirant Corp. *	17,000	193,800
NiSource, Inc.	28,600	280,280
Northeast Utilities	13,800	297,942
NorthWestern Corp.	10,920	234,562
NV Energy, Inc.	25,910	243,295
OGE Energy Corp.	3,576	85,180
Pepco Holdings, Inc.	17,900	223,392
Portland General Electric Co.	2,700	47,493
SCANA Corp.	4,400	135,916
UIL Holdings Corp.	2,000	44,640
Unisource Energy Corp.	2,800	78,932
Westar Energy, Inc.	10,000	175,300

		4,012,402

Total Common Stock (Cost $86,412,057)		72,172,842

See financial notes 55

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 5.0% of net assets

Repurchase Agreement 5.0%
Custodial Trust Company, dated 03/31/09, due 04/1/09 at 0.11% with maturity value of 3,900,331 (fully collateralized by U.S. Treasury Notes with a value of 4,006,391).	3,900,319	3,900,319

Total Short-Term Investment (Cost $3,900,319)		3,900,319

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $90,563,569 and the unrealized appreciation and depreciation were $3,428,013 and ($17,918,421), respectively, with a net unrealized depreciation of ($14,490,408).

*	Non-income producing security.
(a)	All long positions are pledged as collateral for securities sold short.

56 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Short Sales 73.9% of net assets

Automobiles & Components 0.6%
Autoliv, Inc.	5,100	94,707
BorgWarner, Inc.	7,400	150,220
Cooper Tire & Rubber Co.	8,100	32,724
Gentex Corp.	11,700	116,532
The Goodyear Tire & Rubber Co. *	15,500	97,030

		491,213

Banks 2.3%
Bank of Hawaii Corp.	1,500	49,470
BOK Financial Corp.	1,900	65,645
Capitol Federal Financial	1,900	71,839
Comerica, Inc.	4,280	78,367
Commerce Bancshares, Inc.	3,400	123,420
Cullen/Frost Bankers, Inc.	3,300	154,902
First Horizon National Corp.	14,637	157,206
First Midwest Bancorp, Inc.	5,300	45,527
Hancock Holding Co.	2,300	71,944
Investors Bancorp, Inc. *	5,200	44,044
KeyCorp	27,000	212,490
Marshall & Ilsley Corp.	16,000	90,080
National Penn Bancshares, Inc.	7,600	63,080
Old National Bancorp	5,200	58,084
People’s United Financial, Inc.	21,700	389,949
SVB Financial Group *	2,800	56,028
Wilmington Trust Corp.	6,200	60,078

		1,792,153

Capital Goods 7.2%
3M Co.	16,000	795,520
Actuant Corp., Class A	4,600	47,518
AMETEK, Inc.	1,600	50,032
Badger Meter, Inc.	1,600	46,224
Blount International, Inc. *	4,950	22,869
Bucyrus International, Inc.	400	6,072
Caterpillar, Inc.	35,800	1,000,968
CLARCOR, Inc.	4,200	105,798
Donaldson Co., Inc.	3,800	101,992
Eaton Corp.	7,900	291,194
Franklin Electric Co., Inc.	2,000	44,260
General Cable Corp. *	4,200	83,244
Graco, Inc.	4,700	80,229
HEICO Corp.	2,300	55,890
Hexcel Corp. *	3,300	21,681
Ingersoll-Rand Co., Ltd., Class A	19,400	267,720
Kaydon Corp.	2,400	65,592
L.B. Foster Co., Class A *	600	14,898
Lincoln Electric Holdings, Inc.	2,800	88,732
Nordson Corp.	2,300	65,389
Oshkosh Corp.	7,100	47,854
PACCAR, Inc.	22,900	589,904
Raven Industries, Inc.	1,900	39,482
RBC Bearings, Inc. *	2,800	42,784
Spirit AeroSystems Holdings, Inc., Class A *	7,300	72,781
Sun Hydraulics Corp.	1,500	21,915
Terex Corp. *	6,500	60,125
Textron, Inc.	14,029	80,526
The Boeing Co.	37,600	1,337,808
The Gorman-Rupp Co.	1,400	27,720
USG Corp. *	6,600	50,226
Woodward Governor Co.	2,200	24,596

		5,651,543

Commercial & Professional Supplies 0.5%
Healthcare Services Group, Inc.	5,000	74,850
Herman Miller, Inc.	4,300	45,838
Monster Worldwide, Inc. *	9,900	80,685
Robert Half International, Inc.	9,800	174,734
The Advisory Board Co. *	2,400	39,792

		415,899

Consumer Durables & Apparel 1.6%
Centex Corp.	7,400	55,500
Fortune Brands, Inc.	7,400	181,670
Garmin Ltd.	7,100	150,591
Harman International Industries, Inc.	4,800	64,944
K-Swiss, Inc., Class A	23,100	197,274
Leggett & Platt, Inc.	8,900	115,611
Newell Rubbermaid, Inc.	14,700	93,786
The Black & Decker Corp.	6,700	211,452
Volcom, Inc. *	2,200	21,340
Weyco Group, Inc.	900	23,328
Whirlpool Corp.	4,400	130,196

		1,245,692

Consumer Services 1.5%
Capella Education Co. *	1,900	100,700
K12, Inc. *	800	11,120
Matthews International Corp., Class A	3,000	86,430
Service Corp. International	22,300	77,827
Sotheby’s	6,300	56,700
Starbucks Corp. *	47,200	524,392
Starwood Hotels & Resorts Worldwide, Inc.	12,000	152,400
Strayer Education, Inc.	1,100	197,857

		1,207,426

Diversified Financials 2.3%
Discover Financial Services	24,300	153,333
Eaton Vance Corp.	7,000	159,950
Financial Federal Corp.	3,200	67,776
GAMCO Investors, Inc., Class A	1,000	32,650
IntercontinentalExchange, Inc. *	4,500	335,115
Janus Capital Group, Inc.	11,900	79,135
LaBranche & Co., Inc. *	6,500	24,310
Legg Mason, Inc.	7,700	122,430
Leucadia National Corp. *	11,200	166,768
MSCI, Inc., Class A *	4,000	67,640
SEI Investments Co.	8,300	101,343
Teton Advisors Inc. (a)	14	-
T. Rowe Price Group, Inc.	12,300	354,978
Waddell & Reed Financial, Inc., Class A	6,900	124,683

		1,790,111

See financial notes 57

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 12.2%
Arena Resources, Inc. *	3,600	91,728
Cabot Oil & Gas Corp.	6,100	143,777
Carrizo Oil & Gas, Inc. *	2,700	23,976
Cimarex Energy Co.	5,600	102,928
Comstock Resources, Inc. *	3,000	89,400
ConocoPhillips	51,200	2,004,992
Continental Resources, Inc. *	4,200	89,082
Denbury Resources, Inc. *	12,100	179,806
El Paso Corp.	30,500	190,625
EXCO Resources, Inc. *	10,951	109,510
Frontier Oil Corp.	8,500	108,715
General Maritime Corp.	4,500	31,500
Goodrich Petroleum Corp. *	2,800	54,208
Hess Corp.	14,000	758,800
Murphy Oil Corp.	2,000	89,540
Nabors Industries Ltd. *	17,800	177,822
National-Oilwell Varco, Inc. *	19,900	571,329
Occidental Petroleum Corp.	34,400	1,914,360
Quicksilver Resources, Inc. *	8,900	49,306
Rosetta Resources, Inc. *	5,500	27,225
Schlumberger Ltd.	34,700	1,409,514
Smith International, Inc.	11,900	255,612
Spectra Energy Corp.	37,300	527,422
St. Mary Land & Exploration Co.	5,000	66,150
Unit Corp. *	3,300	69,036
Valero Energy Corp.	25,000	447,500

		9,583,863

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	21,900	1,014,408

Food, Beverage & Tobacco 2.2%
Central European Distribution Corp. *	4,900	52,724
The Coca-Cola Co.	38,200	1,678,890

		1,731,614

Health Care Equipment & Services 2.5%
Align Technology, Inc. *	6,800	53,924
Cyberonics, Inc. *	3,100	41,137
Eclipsys Corp. *	5,600	56,784
Emeritus Corp. *	2,300	15,088
HEALTHSOUTH Corp. *	6,500	57,720
HMS Holdings Corp. *	6,670	219,443
Intuitive Surgical, Inc. *	2,300	219,328
inVentiv Health, Inc. *	3,700	30,192
Meridian Bioscience, Inc.	3,300	59,796
Owens & Minor, Inc.	3,800	125,894
Psychiatric Solutions, Inc. *	4,000	62,920
Stryker Corp.	9,100	309,764
UnitedHealth Group, Inc.	34,300	717,899

		1,969,889

Insurance 0.4%
CNA Financial Corp.	3,200	29,312
Greenlight Capital Re, Ltd., Class A *	3,000	47,910
Lincoln National Corp.	98	656
Mercury General Corp.	2,000	59,400
Odyssey Re Holdings Corp.	1,500	56,895
Stewart Information Services Corp.	2,000	39,000
Torchmark Corp.	4,000	104,920

		338,093

Materials 2.3%
Allegheny Technologies, Inc.	700	15,351
AMCOL International Corp.	2,800	41,552
Celanese Corp., Series A	8,700	116,319
Commercial Metals Co.	9,500	109,725
Crown Holdings, Inc. *	10,900	247,757
Deltic Timber Corp.	1,200	47,292
Eagle Materials, Inc.	3,300	80,025
Greif, Inc., Class A	2,000	66,580
International Paper Co.	18,600	130,944
Kaiser Aluminum Corp.	2,100	48,552
NL Industries, Inc.	800	8,000
Pactiv Corp. *	400	5,836
Reliance Steel & Aluminum Co.	5,200	136,916
Schnitzer Steel Industries, Inc., Class A	2,000	62,780
Southern Copper Corp.	10,500	182,910
Steel Dynamics, Inc.	8,900	78,409
Westlake Chemical Corp.	2,100	30,723
Weyerhaeuser Co.	13,300	366,681
Worthington Industries, Inc.	5,700	49,647

		1,825,999

Media 2.0%
Clear Channel Outdoor Holdings, Inc., Class A *	12,030	44,150
CTC Media, Inc. *	6,400	29,184
Dolan Media Co. *	3,300	25,971
DreamWorks Animation SKG, Inc., Class A *	6,636	143,603
Interactive Data Corp.	4,400	109,384
Lamar Advertising Co., Class A *	43,013	419,377
National CineMedia, Inc.	5,200	68,536
News Corp., Class A	90,300	597,786
Scripps Networks Interactive, Class A	5,100	114,801
Value Line, Inc.	300	8,202
World Wrestling Entertainment, Inc., Class A	3,400	39,236

		1,600,230

Pharmaceuticals, Biotechnology & Life Sciences 4.2%
Allergan, Inc.	19,200	916,992
Allos Therapeutics, Inc. *	7,700	47,586
Arena Pharmaceuticals, Inc. *	7,400	22,274
Cepheid, Inc. *	6,900	47,610
Eli Lilly & Co.	51,900	1,733,979
Exelixis, Inc. *	83,970	386,262
Luminex Corp. *	3,500	63,420
Pharmasset, Inc. *	2,100	20,601
Questcor Pharmaceuticals, Inc. *	6,500	31,980

		3,270,704

Real Estate 0.4%
Forest City Enterprises, Inc., Class A	11,780	42,408

58 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Forestar Group, Inc. *	4,200	32,130
Tejon Ranch Co. *	4,980	102,937
The St. Joe Co. *	5,200	87,048

		264,523

Retailing 2.9%
bebe stores, Inc.	5,400	36,018
Bed Bath & Beyond, Inc. *	2,400	59,400
Best Buy Co., Inc.	13,100	497,276
J. Crew Group, Inc. *	4,200	55,356
J.C. Penney Co., Inc.	3,800	76,266
Kohl’s Corp. *	15,500	655,960
Target Corp.	23,400	804,726
Urban Outfitters, Inc. *	6,600	108,042

		2,293,044

Semiconductors & Semiconductor Equipment 5.7%
Applied Materials, Inc.	63,800	685,850
FormFactor, Inc. *	32,400	583,848
Intel Corp.	158,500	2,385,425
Lam Research Corp. *	18,700	425,799
NVIDIA Corp. *	28,900	284,954
Varian Semiconductor Equipment Associates, Inc. *	5,800	125,628

		4,491,504

Software & Services 7.3%
Adobe Systems, Inc. *	9,100	194,649
comScore, Inc. *	2,600	31,434
DealerTrack Holdings, Inc. *	25,000	327,500
Electronic Arts, Inc. *	17,800	323,782
Google, Inc., Class A *	7,570	2,634,814
Mercadolibre, Inc. *	2,800	51,940
Salesforce.com, Inc. *	6,600	216,018
Symantec Corp. *	42,000	627,480
Synchronoss Technologies, Inc. *	2,300	28,198
Total System Services, Inc.	12,100	167,101
VASCO Data Security International, Inc. *	2,800	16,156
VeriFone Holdings, Inc. *	7,200	48,960
VMware, Inc., Class A *	3,500	82,670
Vocus, Inc. *	2,100	27,909
Western Union Co.	35,200	442,464
Yahoo! Inc. *	37,300	477,813

		5,698,888

Technology Hardware & Equipment 8.7%
3PAR, Inc. *	3,300	21,681
Apple, Inc. *	22,700	2,386,224
Cisco Systems, Inc. *	156,600	2,626,182
Corning, Inc.	84,100	1,116,007
Dolby Laboratories, Inc., Class A *	4,300	146,673
Echelon Corp. *	3,500	28,315
FLIR Systems, Inc. *	7,600	155,648
QUALCOMM, Inc.	3,300	128,403
SanDisk Corp. *	17,000	215,050
Stec, Inc. *	3,500	25,795

		6,849,978

Transportation 2.2%
Copa Holdings S.A., Class A	1,200	34,404
Heartland Express, Inc.	4,600	68,126
JetBlue Airways Corp. *	11,600	42,340
United Parcel Service, Inc., Class B	32,500	1,599,650

		1,744,520

Utilities 3.6%
Black Hills Corp.	3,300	59,037
Dominion Resources, Inc.	30,900	957,591
Energen Corp.	2,300	66,999
EQT CORP.	3,700	115,921
Exelon Corp.	20,000	907,800
PPL Corp.	21,500	617,265
Reliant Energy, Inc. *	25,300	80,707

		2,805,320

Total Short Sales (Proceeds $73,097,033)		58,076,614

End of short sale positions.

*	Non-income producing security.
(a)	Fair-valued by Management.

See financial notes 59

 Laudus Rosenberg Long/Short Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $90,312,376)		$76,073,161
Deposits with broker and custodian bank for short sales		60,636,869
Receivables:
Fund shares sold		266,767
Dividends		91,296
Interest		36
Prepaid expenses	+	1,925

Total assets		137,070,054

Liabilities
Securities sold short, at value (proceeds $73,097,033)		$58,076,614
Payables:
Fund shares redeemed		193,702
Dividends on short sales		94,375
Distribution and shareholder services fees		17,406
Investment adviser fees		9,439
Trustee’s retirement plan		8,862
Accrued expenses	+	66,796

Total liabilities		58,467,194

Net Assets
Total assets		137,070,054
Total liabilities	−	58,467,194

Net assets		$78,602,860
Net Assets by Source
Capital received from investors		104,918,597
Distribution in excess of net investment income		(8,861)
Net realized capital losses		(27,088,080)
Net unrealized capital gains		781,204

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$11,639,737		1,308,329		$8.90
Select Shares	$66,963,123		7,471,011		$8.96

60 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends		$2,724,799
Interest	+	1,394,400

Total Investment Income		4,119,199

Net Realized Gains and Losses
Net realized losses on investments		(35,697,301)
Net realized gains on short sales	+	76,106,352

Net realized gains		40,409,051

Net Unrealized Gains and Losses
Net unrealized losses on investments		(19,286,980)
Net unrealized losses on short sales	+	(36,019,996)

Net unrealized losses		(55,306,976)

Expenses
Investment adviser fees		2,082,217
Custodian fees		52,066
Accounting and administration fees		48,181
Professional fees		47,174
Transfer agent fees		37,819
Distribution and shareholder services fees (Investor Shares)		29,605
Shareholder reports		27,669
Registration fees		21,042
Sub-Accounting fees (Investor shares)		11,991
Trustees’ fees		4,292
Recouped by manager		1,199
Dividends on short sales		2,478,357
Other expenses	+	18,197

Net expenses		4,859,809

Increase (Decrease) in Net Assets from Operations
Total investment income		4,119,199
Net expenses	−	4,859,809

Net investment loss		(740,610)
Net realized gains		40,409,051
Net unrealized losses	+	(55,306,976)

Decrease in net assets from operations		($15,638,535)

See financial notes 61

 Laudus Rosenberg Long/Short Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income (loss)		($740,610)	$5,838,795
Net realized gains (losses)		40,409,051	(8,613,274)
Net unrealized gains (losses)	+	(55,306,976)	14,263

Decrease in net assets from operations		(15,638,535)	(2,760,216)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		228	560,827
Select Shares	+	272,159	6,504,002

Total distributions from net investment income		$272,387	$7,064,829

Transactions in Fund Shares[1]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		694,539	$6,621,049	1,441,013	$15,207,733
Select Shares	+	834,165	8,405,140	7,165,760	76,300,683

Total shares sold		1,528,704	$15,026,189	8,606,773	$91,508,416

Shares Reinvested
Investor Shares		23	$215	37,333	$390,128
Select Shares	+	28,102	267,533	555,166	5,834,792

Total shares reinvested		28,125	$267,748	592,499	$6,224,920

Shares Redeemed
Investor Shares		(815,364)	($8,094,324)	(6,108,994)	($64,097,820)
Select Shares	+	(11,027,753)	(110,217,271)	(14,332,185)	(151,274,145)

Total shares redeemed		(11,843,117)	($118,311,595)	(20,441,179)	($215,371,965)

Net transactions in fund shares		(10,286,288)	($103,017,658)	(11,241,907)	($117,638,629)

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,065,628	$197,531,440	30,307,535	$324,995,114
Total decrease	+	(10,286,288)	(118,928,580)	(11,241,907)	(127,463,674)

End of period		8,779,340	$78,602,860	19,065,628	$197,531,440

(Distribution in excess of net investment income)/			($8,861)		$257,125
Net investment income not yet distributed

[1]	Effective on July 31, 2008, the Institutional Shares were redesignated as Select Shares.

62 See financial notes

 Laudus Rosenberg U.S. Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Rosenberg Funds in this report is a series of the Laudus Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund
Laudus Rosenberg International Equity Fund	Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

As of October 15, 2004 the Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors.

The Institutional Shares class were redesignated as Select Shares effective on July 31, 2008, for all Laudus Rosenberg Funds.

Each Fund is authorized to issue an unlimited number of Investor Shares and Select Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market values adjusted for changes in value that may occur between the close of foreign exchange and the time at which Funds’ shares are priced. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

•	Short-term debt securities (60 days or less to maturity): valued at amortized cost, when it approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act for a given day.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Portfolio Investments:

Real Estate Investment Trusts: Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements are fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Short Sales: The Laudus Rosenberg Long/Short Equity Fund is authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank, as shown in the Statement of Assets and Liabilities, and the securities held long as shown in the Statement of Portfolio Holdings. Interest accrued or dividends paid on securities sold short are recorded as an expense on the Fund’s records.

Securities Lending: Under the Securities Lending Program, securities held may be loaned by State Street Corporation, as agent, to certain brokers (the “Borrowers”). The Borrowers provide cash or U.S. government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day. The Funds do not hold securities on loan as of March 31, 2009.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year, if any.

(g) Custody Credit

Certain Funds have an arrangement with their custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) Accounting Pronouncements:

The Funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective April 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009:

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Laudus
	Laudus		Rosenberg U.S.		Laudus
	Rosenberg U.S.		Large Capitalization		Rosenberg U.S.
	Large Capitalization Fund		Value Fund		Discovery Fund
		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial
	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*

Level 1	$61,186,663	$—	$20,285,889	$—	$378,113,522	$—
Level 2	—	—	—	—	—	—
Level 3	—	—	—	—	—	—

	$61,186,663	$—	$20,285,889	$—	$378,113,522	$—

	Laudus		Laudus
	Rosenberg U.S.		Rosenberg Long/Short
	Small Capitalization Fund		Equity Fund
		Other			Other
	Investments	Financial	Investments	Securities Sold	Financial
	in Securities	Instruments*	in Securities	Short	Instruments*

Level 1	$243,603,379	$—	$72,172,842	$(58,076,614)	$—
Level 2	—	—	3,900,319	—	—
Level 3	—	—	—	—	—

	$243,603,379	$—	$76,073,161	$(58,076,614)	$—

*	The Funds have no Other Financial Instruments at the end of the period.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 on the Funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the Funds’ financial statement disclosures.

3. Risk factors:

Investing in the Funds may involve certain risks including, but not limited to, those described below:

An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund’s portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. This risk is significant for all Funds. The Laudus Rosenberg Long/Short Equity Fund is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the Fund’s performance also will lag those investments.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

3. Risk factors (continued):

A Fund may also be subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of large-size companies, for instance — the Fund’s performance also will lag those investments.

A Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “Manager”) is the investment adviser of the Funds and manages the Funds’ business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, the Investment Adviser is entitled to receive an annual fee, payable monthly, based on the Funds’ average daily net assets described as follows.

	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S.	U.S. Small
	Capitalization	Capitalization	Discovery	Capitalization
Average daily net assets	Fund	Value Fund	Fund	Fund

First $1 billion	0.75%	0.75%	0.90%	0.90%
$1 billion to $2 billion	0.70%	0.70%	0.85%	0.90%
Over $2 billion	0.675%	0.675%	0.85%	0.90%

Laudus
Rosenberg
Long/Short
Equity
Fund

First $500 million	1.50%
Over $500 million	1.45%

CSIM (not the Funds) pays a portion of the management fees it receives to AXA Rosenberg in return for its services.

CSIM has contractually agreed, until at least July 30, 2011, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Investor Shares	Select Shares

Laudus Rosenberg U.S. Large Capitalization Fund*	1.14%	0.84%
Laudus Rosenberg U.S. Large Capitalization Value Fund*	1.14%	0.84%
Laudus Rosenberg U.S. Discovery Fund	1.44%	1.14%
Laudus Rosenberg U.S. Small Capitalization Fund**	1.44%	1.14%
Laudus Rosenberg Long/Short Equity Fund	2.04%	1.74%

*	Prior to April 15, 2008, the expense limitations were 1.29% and 0.99% for the Investor Shares and Select Shares, respectively.
**	There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. However, effective November 1, 2007 through October 31, 2008 the Manager had agreed to voluntarily waive 0.03% of the Adviser Shares expenses. In addition, effective November 1, 2007 through October 31, 2008 the Manager had agreed to voluntarily waive 0.03% of the Investor Shares expenses. Further, the Manager has voluntarily agreed to continue the 0.03% waiver on Adviser and Investor Shares effective November 1, 2008 through October 31, 2009.

Effective May 5, 2009, no further fees will be assessed under the Distribution and Shareholder Service Plan or for sub-accounting and sub-transfer agency services on the Investor Shares of the Laudus Rosenberg U.S. Large Capitalization Value Fund, which will make the expense limitation on the Investor Shares 0.84%.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2009, the balance of recoupable expenses is as follows:

	Laudus	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S.	U.S. Small	Long/Short
	Capitalization	Capitalization	Discovery	Capitalization	Equity
Expire	Fund	Value Fund	Fund	Fund	Fund

2010	$—	$125,556	$—	$—	$—
2011	126,825	126,587	—	—	—

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2009, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Other Shareholders Services:

Boston Financial Data Services, Inc. (BFDS) provides the transfer agent services to the Funds, and receives transfer agent fees from the Funds as shown in the Statement of Operations.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor- ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for the sub-agent and sub-accounting services in connection with such shares.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

5. Other Shareholders Services (continued):

Effective May 5, 2009, no further fees will be assessed on the Investor Shares for U.S. Large Capitalization Value Fund, for sub-transfer agent and sub-accounting services or under the Distribution and Shareholder Service Plan, which will make the expense limitation for the class 0.84%.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons (Independent Trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the Independent Trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any Independent Trustee may increase or decrease based on the performance of the Funds.

7. Borrowing from Banks:

The custodian has established a loan agreement for a maximum amount of 10% of total assets for the Laudus Rosenberg Long/Short Equity Fund for temporary borrowing purposes. The Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund and Laudus Rosenberg U.S. Small Capitalization Fund have access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit by the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operation. The Interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales of Investment Securities:

For the period ended March 31, 2009, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg U.S. Large Capitalization Fund	$122,481,192	$127,164,046
Laudus Rosenberg U.S. Large Capitalization Value Fund	27,401,682	7,662,990
Laudus Rosenberg U.S. Discovery Fund	682,050,656	752,451,192
Laudus Rosenberg U.S. Small Capitalization Fund	500,815,910	646,941,036
Laudus Rosenberg Long/ Short Equity Fund	324,515,381	387,640,290

9. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(4/1/08-3/31/09)	(4/1/07-3/31/08)

Laudus Rosenberg U.S. Large Capitalization Fund	$7,309	$22,951
Laudus Rosenberg U.S. Large Capitalization Value Fund	34	378
Laudus Rosenberg U.S. Discovery Fund	18,351	10,158
Laudus Rosenberg U.S. Small Capitalization Fund	5,665	16,091
Laudus Rosenberg Long/Short Equity Fund	4,716	26,432

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

10. Other:

As of the close of business on September 18, 2008, Lehman Brothers Holdings Inc. was in default of the security lending agreement with the Laudus Rosenberg U.S. Discovery Fund and the U.S. Small Capitalization Fund (“the Funds”). As a result the Funds took possession of the collateral and repurchased the securities on loan through open market purchases. The collateral held exceeded the replacement value of the securities. In accordance with Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (“FAS 140”) the Funds recognized the following gains or losses that are not recognized for federal income tax purposes:

Laudus Rosenberg U.S. Discovery Fund	($69,235)
Laudus Rosenberg U.S. Small Capitalization Fund	102,846

11. Federal Income Taxes:

As of March 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Laudus	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S.	U.S. Small	Long/Short
	Capitalization	Capitalization	Discovery	Capitalization	Equity
	Fund	Value Fund	Fund	Fund	Fund

Undistributed ordinary income	$329,081	$137,189	$1,066,283	$—	$—
Undistributed long-term capital gains	—	—	60,412	—	—
Unrealized appreciation	2,609,335	302,934	13,906,401	8,898,728	3,428,013
Unrealized depreciation on investments	(9,905,276)	(3,911,213)	(128,105,547)	(90,987,769)	(17,918,421)
Other unrealized appreciation/ (depreciation)	—	—	—	—	14,824,469
Net unrealized appreciation/ (depreciation)	($7,295,941)	($3,608,279)	($114,199,146)	($82,089,041)	$334,061

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2009, the Laudus Rosenberg Long/Short Equity Fund was the only fund with capital loss carry forward available to offset net capital gains before the expiration dates:

	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S.	Long/Short
	Capitalization	Capitalization	Equity
Expire	Fund*	Value Fund	Fund

2016	$3,763,669	$—	$18,276,171
2017	11,493,144	341,905	—

Total	$15,256,813	$341,905	$18,276,171

*	As of March 15, 2009, Laudus Rosenberg U.S. Large Capitalization Fund has capital loss carryforwards of $3,763,669 subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

	Laudus	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S.	U.S. Small	Long/Short
	Capitalization	Capitalization	Discovery	Capitalization	Equity
	Fund	Value Fund	Fund	Fund	Fund

Capital Losses Deferred	$21,463,820	$2,097,487	$154,288,681	$120,558,161	$8,364,765
Capital Losses Utilized	—	—	—	—	47,771,914

The tax-basis components of distribution paid during the current and prior periods were:

	Laudus	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S.	U.S. Small	Long/Short
	Capitalization	Capitalization	Discovery	Capitalization	Equity
	Fund	Value Fund	Fund	Fund	Fund

Current Period Distributions
Ordinary Income	$1,149,648	$189,971	$2,338,958	$2,209,926	$272,387
Long-Term Capital Gains	—	—	2,792,770	31,792,778	—
Return of Capital	—	—	—	—	—

Prior Period Distributions
Ordinary Income	$5,920,126	$205,381	$—	$57,252	$7,064,829
Long-Term Capital Gains	9,791,836	658,199	65,060,079	131,236,762	—
Return of Capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2009, the Funds made the following reclassifications:

	Laudus	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S.	U.S. Small	Long/Short
	Capitalization	Capitalization	Discovery	Capitalization	Equity
	Fund	Value Fund	Fund	Fund	Fund

Capital Shares	$3,927,015*	$—	($13,239)	($121,546)	($638,105)
Undistributed Net Investment Income	(710)	(360)	17,206	134,180	747,011
Net Realized Capital Gains/Losses	(3,926,305)*	360	(3,967)	(12,634)	(108,906)

*	Mainly associated with the fund merger.

As of March 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statement. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2009, the Funds did not incur any interest or penalties.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

12. Reorganization:

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Laudus Rosenberg U.S. Large Capitalization Growth Fund were transferred to the Laudus Rosenberg U.S. Large Capitalization Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on March 26, 2009. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S. Large
	Capitalization	Capitalization	Capitalization
	Fund	Growth Fund	Fund

Shares:
Investor Shares	827,548	454,136	1,239,793
Select Shares	8,356,025	1,187,893	9,431,613
Net Assets:
Investor Shares	$5,446,618	$2,713,243	$8,159,861
Select Shares	$54,841,889	$7,059,329	$61,901,218
Net Asset Value:
Investor Shares	$6.58	$5.97	$6.58
Select Shares	$6.56	$5.94	$6.56
Net unrealized appreciation/ (depreciation)
	($5,914,905)	$105,616	($5,809,289)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg Long/Short Equity Fund (five of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2009

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the Funds dividends distributions paid during the fiscal year ended March 31, 2009, qualify for the corporate dividends received deduction:

Dividends
Received Deduction

Laudus Rosenberg U.S. Large Capitalization Fund	90%
Laudus Rosenberg U.S. Large Capitalization Value Fund	100%
Laudus Rosenberg U.S. Discovery Fund	100%
Laudus Rosenberg U.S. Small Capitalization Fund	100%
Laudus Rosenberg Long/Short Equity Fund	31%

For the fiscal year ended March 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Qualified
Dividend Income

Laudus Rosenberg U.S. Large Capitalization Fund	$1,039,400
Laudus Rosenberg U.S. Large Capitalization Value Fund	189,971
Laudus Rosenberg U.S. Discovery Fund	2,338,958
Laudus Rosenberg U.S. Small Capitalization Fund	2,217,528
Laudus Rosenberg Long/Short Equity Fund	99,852

For the fiscal year ended March 31, 2009, the Funds hereby designate the following amounts as capital gain dividends:

Laudus Rosenberg U.S. Large Capitalization Fund	$—
Laudus Rosenberg U.S. Large Capitalization Value Fund	—
Laudus Rosenberg U.S. Discovery Fund	2,792,770
Laudus Rosenberg U.S. Small Capitalization Fund	31,792,778
Laudus Rosenberg Long/Short Equity Fund	—

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2009, the Fund Complex included 83 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	14	None

Interested Trustees
Number of
Name, Address[1]	Principal	Portfolios in
and Year of Birth;	Occupation(s)	Fund Complex
(Term of Office, and	During the	Overseen by
Length of Time Served2)	Past Five Years	the Trustee	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	14	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Bari Havlik 1961 (3/09-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since March 2009.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

The S&P Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The S&P Developed ex US SmallCap Index is a float-adjusted index which measures the performance of small companies (approximately the bottom 15% by market capitalization) in 25 developed equity markets.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR34765-06

Annual Report March 31, 2009

COMMAND PERFORMANCETM

Laudus Rosenberg International Equity Funds
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund (Closed to investors)

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
AXA Rosenberg Investment Management LLC

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Rosenberg International Equity Fund

Investor Shares (Ticker Symbol: RIEIX)	-50.04%
Select Shares (Ticker Symbol: REQIX)	-49.91%
Benchmark: MSCI EAFE Index	-46.20%

Performance Details	pages 6-7

Laudus Rosenberg International Discovery Fund

Investor Shares (Ticker Symbol: LIDIX)	-46.33%
Select Shares (Ticker Symbol: LIDSX)[1]	-46.25%
Benchmark: S&P Global ex-U.S. BMI $2-10 Billion Cap Range	-47.13%

Performance Details	pages 8-9

Laudus Rosenberg International Small Capitalization Fund

Investor Shares (Ticker Symbol: RISIX)	-52.40%
Select Shares (Ticker Symbol: ICSIX)	-52.20%
Benchmark: S&P Developed ex-U.S. SmallCap Index	-49.75%

Performance Details	pages 10-11

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
Please see prospectus for further detail and investor eligibility requirements.

[1]	Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the annual report.

2 Laudus Rosenberg International Equity Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, financial markets were besieged with volatility and turmoil, while many economies across the globe experienced slower growth or recession, making investment conditions some of the most difficult in history. Although returns were relatively better in March, the fiscal year was characterized by two particularly bearish periods – the end of 2008 and the beginning of 2009. In this environment, major equity indices experienced significant declines. The Russell 1000 Index, for example, was down 38% for the reporting period, while the Russell 1000 Value Index declined 42%. On average, returns were down in all major sectors. The fixed income space, usually a bright spot in down markets, was not immune to the current market malady, with the Citigroup Non-U.S. Dollar World Government Bond Index down around 6%.

Within the Laudus Rosenberg Fund Family, returns in the funds followed the general downdraft on equity and fixed income prices. In both the U.S. and International fund groups, returns were down between 40-50% on average, indicating that various un-hedged investment strategies were similarly affected by overall market declines. In general, modest outperformance and underperformance relative to funds’ respective benchmarks was primarily attributable to stock selection. For more detail, please see the portfolio manager’s commentary in the following pages.

The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg Investment Management, LLC, one of the world’s premier equity specialists and institutional money managers. Through the Laudus Rosenberg Funds offering, this distinctive approach to investment management is easily accessible to independent advisors and individual investors.

During the reporting period, the Board approved changes to the Laudus Rosenberg subadvisory contracts between AXA Rosenberg and CSIM effective April 1, 2009. These changes simplify the subadvisory contracts but do not have any impact on the overall advisory fees paid by the Laudus Rosenberg Funds. Additional information is available in the Funds’ Statement of Additional Information.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Rosenberg International Equity Funds 3

The Investment Environment

The past twelve months produced significant negative returns and high volatility in global capital markets, and nearly all major equity indexes lost more than 40%. Generally, U.S. equity markets fared slightly better than international ones, while fixed income outperformed both. Commodity indexes also lost value. Globally, losses were highly synchronized, exhibiting a pattern typical during periods of global economic weakness.

In the U.S., large-cap stocks lost about 38% for the period, but with a wide spread between growth- and value-style equities, as growth outperformed value by about 8%. U.S. small-caps slightly outperformed U.S. large-caps, losing just under 38%. U.S. small-cap growth stocks outperformed value, but still lost more than 36%. Internationally, the results were worse. International large-cap stocks lost nearly 47%, but outperformed international small-cap stocks, which were down more than 48%. As occurred in the U.S., international growth stocks outperformed their value counterparts, but the difference was less, with growth leading by around 3%.

What caused these weak returns, especially during a relatively short period of time of twelve months? In essence, the credit crisis that began in the summer of 2007 dominated the capital markets during the period. In September 2008, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed, especially during the second half of the reporting period. Companies in all areas but especially in the financial services sector deleveraged their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used the loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and build and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and Treasury bonds maturing in the next ten to twenty years returned about 12%. More diversified fixed income investments also generated positive returns, typically around 3%, as investors flocked to defensive investments.

From a global sector perspective, financial stocks were down nearly 60% on average, primarily due to impacts following the credit crunch. Materials, down more than 50%, and Energy stocks, off about 40%, did poorly due to the deleveraging process described above and due to investors’ movements out of equity positions. Industrials and Consumer Discretionary stocks also lost between 40-50%, on average. On a relative basis,

4 Laudus Rosenberg International Equity Funds

The Investment Environment continued

global Health Care and Consumer Staples firms performed better, down around 22% and 30%, respectively; these sectors are generally considered to be defensive investments in times of economic or market stress.

Among major developed economies, Japan performed the best during the period, losing about 36% in U.S. dollar terms. The U.S. did slightly worse, down nearly 38%. Most European countries lost more than 45%. It is important to note that through most of the reporting period, the U.S. dollar rallied against the British pound and the Euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group performed in line with developed markets, losing about 47% in the twelve-month period. A few emerging markets such as Russia lost nearly 70%, but a surprising number such as China did relatively well, losing about 35%.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down more than 50% for the twelve-month period. Crude oil lost 67% for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand. Gold was one relative bright spot among commodity returns, losing about 1% for the period.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Rosenberg International Equity Funds 5

Laudus Rosenberg International Equity Fund

The Laudus Rosenberg International Equity Fund Investor Shares returned -50.04% for the fiscal year ending March 31, 2009, underperforming the benchmark MSCI EAFE Index, which returned -46.20%. Persistent volatility, investor risk aversion, and a global economic recession weighed heavily on international equity prices during the reporting period. On a relative basis, underperformance versus the benchmark was principally attributable to stock selection in Europe.

Returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. On a sector specific level, Materials, Industrials, and Financials declined the most. Prices in the Material and Industrial sectors declined primarily as investors priced in slower global growth and decreased demand amidst economic recession. Corporations within the Financial sector, particularly banks, ailed as credit constraints and corporate restructuring continued to adversely impact markets and stock prices. Better performing sectors were Utilities, Telecomm Services, and Health Care. Relative to the benchmark, stock selection in and an overweight to Materials, along with stock selection in Industrials led the detractors. Within Materials, an overweight to Xstrata detracted the most among individual holdings. However, in the Telecomm Services sector, an overweight to France Telecomm helped to partially offset.

From a price-to-earnings (P/E) standpoint, returns were down across the board. Companies with negative P/E ratios experienced the most significant decline. Over 90% of the fund is allocated to companies with mid to low P/E ratios. Relative to the benchmark, stock selection in companies with low P/E ratios detracted from returns.

When looking at market capitalization, returns were again negative across the board. In general, returns in the $25-50 billion range and the $150 billion and above range were most negative. Relative to the benchmark, stock selection in companies with market caps of $50 billion and below primarily accounted for underperformance.

In terms of price-to-book (P/B) ratios, returns were down across the spectrum. Relative to the benchmark, stock selection in companies with low P/B ratios accounted for most of the underperformance.

As of 3/31/09:
 Fund Characteristics

Number of Securities	351
Avg. Market Capitalization

($Wtd. x 1,000,000)	$29,588
Portfolio Turnover

(One year trailing)	125%

Price to Earnings (P/E)	3.27

Price/Book Ratio (P/B)	0.99

Price to Cash Flow	8.83

Beta	0.85

Return on Equity	9.82%

Five-Year Earnings Growth	6%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	12/5/2000	6/7/2000
Total Net Assets ($ x 1,000)	$7,820	$32,044
Ticker Symbol	RIEIX	REQIX
Cusip	51855Q812	51855Q507
NAV	$5.51	$5.49

Manager views and portfolio holdings may have changed since the report date.

6 Laudus Rosenberg International Equity Funds

 Laudus Rosenberg International Equity Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	Since Inception

Investor (12/5/00)	-50.04%	-4.92%	-2.93%
Select (6/7/00)	-49.91%	-4.60%	-3.66%
Benchmark: MSCI EAFE Index®*	-46.20%	-1.75%	(12/5/00) -1.40%
			(6/7/00) -2.76%
Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.69% / Select Shares: Net 1.12%; Gross 1.23%

 Country Weightings % of Investments3

Japan	23.9%

United Kingdom	19.8%

France	9.7%

Germany	7.2%

Australia	6.7%

Switzerland	6.2%

Italy	4.3%

Spain	4.0%

Sweden	3.3%

Netherlands	2.9%

Hong Kong	2.4%

Belgium	2.0%

Norway	1.7%

Denmark	1.6%

Other Countries	4.3%

Total	100.0%

 Sector Weightings % of Investments3

Financials	18.0%

Health Care	14.5%

Telecommunication Services	14.1%

Energy	9.5%

Utilities	8.7%

Industrials	8.6%

Consumer Discretionary	7.8%

Consumer Staples	7.7%

Information Technology	5.8%

Materials	5.3%

Total	100.0%

 Top Holdings % of Net Assets3

Novartis AG - Reg’d	2.7%

AstraZeneca plc	2.7%

France Telecom S.A.	2.5%

Sanofi-Aventis	2.4%

Royal Dutch Shell plc, Class A	2.1%

Centrica plc	1.8%

Enel S.p.A.	1.7%

Vodafone Group plc	1.7%

StatoilHydro A.S.A.	1.7%

State Street Institutional Liquid Reserves Fund	1.7%

Total	21.0%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg International Equity Funds 7

Laudus Rosenberg International Discovery Fund

The Laudus Rosenberg International Discovery Fund Investor Shares returned -46.33% for the fiscal year ending March 31, 2009, outperforming the benchmark S&P Global ex U.S. Broad Market Index $2-10 Billion Cap Range, which returned -47.13%. Persistent volatility, investor risk aversion, and a global economic recession weighed heavily on international equity prices during the reporting period. All major sectors represented in the fund and benchmark declined. On a relative basis, outperformance was generally attributable to stock selection in Asia/Pacific and Latin America.

Despite the fund’s modest outperformance relative to the benchmark, returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. On a sector specific level, Materials, Industrials, and Energy declined the most. Prices in the Material and Industrial sectors declined primarily as investors priced in slower global growth and decreased demand amidst economic recession. Although stronger earlier in the period, the Energy sector experienced significant downward pricing pressure as the economic recession deepened and growth slowed. Better performing sectors were Utilities and Health Care. Relative to the benchmark, stock selection in Health Care and Utilities benefitted the most.

From a price-to-earnings (P/E) standpoint, returns were down across the board. Companies with negative P/E ratios experienced the most significant declines. Like the benchmark, the fund is primarily allocated to companies with mid to low P/E ratios. Relative to the benchmark, stock selection in companies with low P/E ratios generally benefitted the fund, as did selection in companies with very high P/E ratios.

When looking at market capitalization, returns were again negative across the board. In general, returns in the $7.5 billion and above range were most negative. Relative to the benchmark, stock selection in companies within the $7.5 billion and above range benefitted the fund, while selection in companies with market caps below $7.5 billion generally detracted.

In terms of price-to-book (P/B) ratios, returns were down across the spectrum. Relative to the benchmark, stock selection in companies with low P/B ratios generally detracted from performance.

As of 3/31/09:
 Fund Characteristics

Number of Securities	475
Avg. Market Capitalization

($Wtd. x 1,000,000)	$3,732
Portfolio Turnover

(One year trailing)	159%

Price to Earnings (P/E)	0.88

Price/Book Ratio (P/B)	0.93

Price to Cash Flow	8.81

Beta	0.85

Return on Equity	9.47%

Five-Year Earnings Growth	10%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	5/31/2006	5/31/2006
Total Net Assets ($ x 1,000)	$34,005	$182,191
Ticker Symbol	LIDIX	LIDSX
Cusip	51855Q697	51855Q689
NAV	$6.04	$6.03

Manager views and portfolio holdings may have changed since the report date.

8 Laudus Rosenberg International Equity Funds

 Laudus Rosenberg International Discovery Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor (5/31/06)	-46.33%	-14.12%
Select (5/31/06)	-46.25%*	-13.90%
Benchmark: S&P Global ex US BMI $2-10 Billion Cap Range[2]	-47.13%	-13.83%
Fund Expense Ratios3: Investor Shares: Net 1.65%; Gross 1.81% / Select Shares: Net 1.35%; Gross 1.54%

 Country Weightings % of Investments4

Japan	25.7%

United Kingdom	7.3%

Canada	5.5%

Republic of Korea	5.0%

Taiwan	4.9%

Australia	4.4%

South Africa	4.0%

Brazil	3.8%

France	3.0%

Italy	2.7%

India	2.1%

Belgium	2.0%

Netherlands	2.0%

China	1.8%

Sweden	1.8%

Switzerland	1.8%

Germany	1.7%

Finland	1.7%

Russia	1.5%

Mexico	1.5%

Other Countries	15.8%

Total	100.0%

 Sector Weightings % of Investments4

Consumer Staples	16.1%

Financials	15.6%

Materials	12.7%

Industrials	11.4%

Consumer Discretionary	9.5%

Telecommunication Services	9.5%

Health Care	7.8%

Information Technologies	7.6%

Utilities	5.9%

Energy	3.9%

Total	100.0%

 Top Holdings % of Net Assets4

State Street Institutional Liquid Reserves Fund	1.3%

Gold Fields Ltd.	0.9%

Tatneft GDR-Reg’d	0.8%

Shiseido Co., Ltd.	0.7%

West Japan Railway Co.	0.7%

Foster’s Group Ltd.	0.7%

All Nippon Airways Co., Ltd.	0.7%

Aeon Co., Ltd.	0.7%

Asahi Breweries Ltd.	0.7%

Delhaize Group	0.7%

Total	7.9%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles which are required when preparing the annual report.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	The S&P Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[4]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg International Equity Funds 9

Laudus Rosenberg International Small Capitalization Fund

The Laudus Rosenberg International Small Capitalization Fund Investor Shares returned -52.40% for the fiscal year ending March 31, 2009, underperforming the benchmark S&P Developed ex-U.S. Small Cap Index, which returned -49.75%. Persistent volatility, investor risk aversion, and a global economic recession weighed heavily on international equity prices during the reporting period. On a relative basis, underperformance was generally attributable to stock selection in Europe.

Returns were strongly negative in all sectors represented in the fund. In this particularly difficult investment environment, un-hedged equity funds generally declined following the downward pricing pressure in equity markets. On a sector specific level, Energy, Materials, Industrials, and Financials declined the most. Prices in the Material and Industrial sectors declined primarily as investors priced in slower global growth and decreased demand amidst economic recession. Although stronger earlier in the period, the Energy sector experienced significant downward pricing pressure as the economic recession deepened and growth slowed. Better performing sectors were Utilities, and Consumer Staples. Relative to the benchmark, stock selection across a number of sectors detracted, but more so Consumer Discretionary, Financials, and Industrials. Allocation also detracted slightly, primarily in the Materials sector. Within the Financial sector, an overweight to Swiss Life Holdings detracted the most among individual holdings.

From a price-to-earnings (P/E) standpoint, returns were down across the board. Companies with negative P/E ratios experienced the most significant declines. Like the benchmark, the fund is primarily allocated to companies with mid to low P/E ratios. Relative to the benchmark, stock selection in companies with low P/E ratios generally benefitted the fund, as did selection in companies with very high P/E ratios.

When looking at market capitalization, returns were again negative across the board. In general, returns in the $5 billion to $7.5 billion range were most negative. Relative to the benchmark, stock selection in companies within the $300 million to $1.5 billion range detracted most. In general, stock selection detracted across all market caps, except in the $3 billion to $5 billion range.

In terms of price-to-book (P/B) ratios, returns were down across the spectrum. Relative to the benchmark, stock selection in companies with low P/B ratios accounted for most of the underperformance.

As of 3/31/09:
 Fund Characteristics

Number of Securities	846
Avg. Market Capitalization

($Wtd. x 1,000,000)	$1,329
Portfolio Turnover

(One year trailing)	79%

Price to Earnings (P/E)	1.6

Price/Book Ratio (P/B)	0.62

Price to Cash Flow	5.01

Beta	0.94

Return on Equity	7.12%

Five-Year Earnings Growth	14%

 Fund Overview

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	10/29/1996	9/23/1996
Total Net Assets ($ x 1,000)	$147,608	$195,990
Ticker Symbol	RISIX	ICSIX
Cusip	51855Q796	51855Q606
NAV	$7.79	$7.87

Manager views and portfolio holdings may have changed since the report date.

10 Laudus Rosenberg International Equity Funds

 Laudus Rosenberg International Small Capitalization Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	10 Years

Investor (10/29/96)	-52.40%	-3.29%	4.61%
Select (9/23/96)	-52.20%	-2.95%	4.95%
Benchmark: S&P Developed ex-U.S. SmallCap Index*	-49.75%	-1.38%	2.61%

Fund Expense Ratios2: Investor Shares: 1.45% / Select Shares: Net 1.09%

 Country Weightings % of Investments3

Japan	26.8%

United Kingdom	16.8%

France	8.2%

Switzerland	6.5%

Canada	6.1%

Germany	5.7%

Republic of Korea	4.2%

Netherlands	4.1%

Australia	3.2%

Italy	2.9%

Belgium	2.7%

Sweden	2.5%

Spain	2.4%

Finland	2.2%

Hong Kong	2.0%

Other Countries	3.7%

Total	100.0%

 Sector Weightings % of Investments3

Industrials	21.9%

Consumer Discretionary	16.5%

Information Technology	14.6%

Materials	12.0%

Consumer Staples	11.5%

Financials	11.5%

Health Care	4.6%

Telecommunication Services	3.7%

Utilities	2.1%

Energy	1.6%

Total	100.0%

 Top Holdings % of Net Assets3

Cap Gemini S.A.	1.8%

Thales S.A.	1.5%

State Street Institutional Liquid Reserves Fund	1.5%

Tele2 AB, B Shares	1.3%

Whitbread plc	1.2%

Lanxess	1.2%

Gemalto N.V.	1.2%

Koninklijke DSM N.V.	1.1%

Thomas Cook Group plc	1.1%

Logica plc	1.1%

Total	13.0%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

*	S&P Developed ex-U.S. SmallCap Index is a float-adjusted index which measures the performance of small companies (approximately the bottom 15% by market capitalization) in 25 developed equity markets. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	As stated in the prospectus. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg International Equity Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning October 1, 2008 and held through March 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/08	at 3/31/09	10/1/08–3/31/09

Laudus Rosenberg International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$649.70	$5.76
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$650.10	$4.61
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64

Laudus Rosenberg International Discovery Fund
Investor Shares
Actual Return	1.65%	$1,000	$701.00	$7.00
Hypothetical 5% Return	1.65%	$1,000	$1,016.70	$8.30
Select Shares
Actual Return	1.35%	$1,000	$701.60	$5.73
Hypothetical 5% Return	1.35%	$1,000	$1,018.20	$6.79

Laudus Rosenberg International Small Capitalization Fund
Investor Shares
Actual Return	1.56%	$1,000	$623.50	$6.31
Hypothetical 5% Return	1.56%	$1,000	$1,017.15	$7.85
Select Shares
Actual Return	1.13%	$1,000	$625.00	$4.58
Hypothetical 5% Return	1.13%	$1,000	$1,019.30	$5.69

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

12 Laudus Rosenberg International Equity Funds

Laudus Rosenberg International Equity Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	11.60	13.54	11.77	9.61	8.47

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.55	0.14	0.10	0.06 [1]
Net realized and unrealized gains (losses)	(6.12)	(1.33)	1.97	2.14	1.11

Total from investment operations	(5.75)	(0.78)	2.11	2.24	1.17
Less distributions:
Distributions from net investment income	(0.34)	(0.21)	(0.09)	(0.08)	(0.03)
Distributions from net realized gains	(0.00)[2]	(0.95)	(0.25)	—	—

Total distributions	(0.34)	(1.16)	(0.34)	(0.08)	(0.03)

Net asset value at end of period	5.51	11.60	13.54	11.77	9.61

Total return (%)	(50.04)	(6.21)	18.08	23.41	13.79

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.61	1.64	1.72	1.72
Gross operating expenses	1.69	1.69	1.71	2.33	2.96
Net investment income (loss)	2.73	1.97	1.17	1.02	0.65
Portfolio turnover rate	125	83	64	59	52
Net assets, end of period ($ x 1,000)	7,820	19,570	61,411	18,824	12,491

	4/1/08[3]–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Select Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	11.59	13.58	11.80	9.63	8.46

Income (loss) from investment operations:
Net investment income (loss)	0.36	0.18	0.07	0.14	0.09 [1]
Net realized and unrealized gains (losses)	(6.08)	(0.92)	2.08	2.15	1.12

Total from investment operations	(5.72)	(0.74)	2.15	2.29	1.21
Less distributions:
Distributions from net investment income	(0.38)	(0.30)	(0.12)	(0.12)	(0.04)
Distributions from net realized gains	(0.00)[2]	(0.95)	(0.25)	—	—

Total distributions	(0.38)	(1.25)	(0.37)	(0.12)	(0.04)

Net asset value at end of period	5.49	11.59	13.58	11.80	9.63

Total return (%)	(49.91)	(5.91)	18.37	23.86	14.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.22	1.34	1.34	1.34
Gross operating expenses	1.28	1.23	1.34	1.96	2.69
Net investment income (loss)	3.05	1.46	1.09	1.34	0.96
Portfolio turnover rate	125	83	64	59	52
Net assets, end of period ($ x 1,000)	32,044	97,701	68,398	21,688	16,094

1 Calculated based on the average shares outstanding during the period.
2 Amount less than $0.005.
3 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.

See financial notes 13

 Laudus Rosenberg International Equity Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.1%	Common Stock	54,480,505	38,701,247
1.7%	Other Investment Company	673,541	673,541

98.8%	Total Investments	55,154,046	39,374,788
1.2%	Other Assets and Liabilities, Net		488,420

100.0%	Net Assets		39,863,208

	Number	Value
Security	of Shares	($)

Common Stock 97.1% of net assets

Australia 6.5%

Banks 2.0%
Australia & New Zealand Banking Group Ltd.	16,300	178,115
Bendigo & Adelaide Bank Ltd.	1,500	8,528
Commonwealth Bank of Australia	7,800	187,251
National Australia Bank Ltd.	14,700	205,202
Westpac Banking Corp.	15,100	199,395

		778,491

Consumer Services 0.2%
Crown Ltd.	12,700	56,375
Tatts Group Ltd.	10,600	20,402

		76,777

Energy 0.5%
Energy Resources of Australia Ltd.	400	5,947
Origin Energy Ltd.	8,300	85,392
Santos Ltd.	6,600	77,681
Woodside Petroleum Ltd.	1,500	39,954

		208,974

Food & Staples Retailing 0.4%
Metcash Ltd.	13,200	37,175
Wesfarmers Ltd.	400	5,249
Woolworths Ltd.	7,300	126,703

		169,127

Food, Beverage & Tobacco 0.5%
Coca-Cola Amatil Ltd.	11,500	69,303
Foster’s Group Ltd.	23,100	81,239
Lion Nathan Ltd.	9,500	53,228

		203,770

Health Care Equipment & Services 0.2%
Cochlear Ltd.	1,700	59,282

Insurance 0.6%
Insurance Australia Group Ltd.	27,000	65,574
QBE Insurance Group Ltd.	7,800	104,637
Suncorp-Metway Ltd.	13,400	55,964

		226,175

Materials 1.1%
BHP Billiton Ltd.	19,400	428,763
Newcrest Mining Ltd.	800	18,415

		447,178

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
CSL Ltd.	5,500	124,281

Real Estate 0.3%
CFS Retail Property Trust	10,900	12,385
Dexus Property Group	21,600	11,253
Goodman Group	12,700	2,883
Westfield Group	14,200	98,434

		124,955

Software & Services 0.0%
Computershare Ltd.	2,100	12,805

Telecommunication Services 0.2%
Telstra Corp., Ltd.	43,400	96,880

Utilities 0.2%
AGL Energy Ltd.	7,100	73,654

		2,602,349

Austria 0.2%

Energy 0.2%
OMV AG	1,531	51,218

Telecommunication Services 0.0%
Telekom Austria AG	555	8,402

		59,620

Belgium 1.9%

Diversified Financials 0.0%
Banque Nationale de Belgique	3	8,764

Food & Staples Retailing 0.9%
Delhaize Group	5,700	369,895

Materials 0.6%
Solvay S.A.	2,800	196,368
Umicore	2,322	42,911

		239,279

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
UCB S.A.	5,000	147,299

		765,237

Bermuda 0.4%

Diversified Financials 0.1%
Guoco Group Ltd.	8,000	44,568

Insurance 0.2%
Hiscox Ltd.	14,000	61,945

Retailing 0.1%
Li & Fung Ltd.	16,000	37,509

		144,022

14 See financial notes

 Laudus Rosenberg International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Denmark 1.5%

Food, Beverage & Tobacco 0.1%
Danisco A/S	2,099	62,898

Materials 0.4%
Novozymes A/S, Class B	2,000	144,684

Transportation 1.0%
A P Moller - Maersk A/S, Series A	92	399,643

		607,225

Finland 1.1%

Capital Goods 0.3%
Wartsila Corp. Oyj	4,500	94,903

Insurance 0.4%
Sampo Oyj, Class A	11,565	170,530

Materials 0.3%
UPM-Kymmene Oyj	22,263	128,489

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	2,872	41,561

		435,483

France 9.5%

Banks 0.7%
BNP Paribas	4,986	205,705
Societe Generale	1,971	77,099

		282,804

Capital Goods 0.7%
Bouygues S.A.	2,053	73,364
Nexans S.A.	899	34,089
Thales S.A.	4,054	153,513

		260,966

Commercial & Professional Supplies 0.0%
Teleperformance	542	14,909

Consumer Durables & Apparel 0.4%
Christian Dior S.A.	2,587	141,707
Nexity	338	7,218

		148,925

Consumer Services 0.5%
Sodexo	4,427	201,650

Food, Beverage & Tobacco 0.7%
Pernod Ricard S.A.	4,629	257,972

Insurance 0.1%
CNP Assurances	635	40,047

Media 0.7%
M6 Metropole Television	2,609	42,574
Vivendi	8,702	230,159

		272,733

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Sanofi-Aventis	17,364	974,487

Software & Services 0.7%
Atos Origin S.A.	2,678	68,704
Cap Gemini S.A.	6,500	208,904

		277,608

Telecommunication Services 2.5%
France Telecom S.A.	43,000	980,277

Transportation 0.1%
Air France-KLM	5,765	51,259

Utilities 0.0%
Suez Environnement S.A. *	611	8,985

		3,772,622

Germany 7.0%

Capital Goods 0.5%
Bilfinger Berger AG	714	26,852
KSB AG	12	4,230
MTU Aero Engines Holding AG	2,275	53,134
Rheinmetall AG	1,407	47,641
Siemens AG - Reg’d	200	11,418
Tognum AG	5,400	46,838

		190,113

Diversified Financials 0.2%
Deutsche Bank AG - Reg’d	2,064	82,676

Food, Beverage & Tobacco 0.1%
Suedzucker AG	2,100	40,510

Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	2,100	81,489

Household & Personal Products 0.5%
Henkel AG & Co. KGaA	7,064	178,197

Insurance 0.6%
Allianz SE - Reg’d	2,848	238,385

Materials 0.2%
Lanxess	2,297	39,035
Linde AG	361	24,511

		63,546

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Bayer AG	2,400	114,664
Merck KGaA	3,000	265,069

		379,733

Software & Services 0.0%
Software AG	238	16,892

Telecommunication Services 1.1%
Deutsche Telekom AG - Reg’d.	36,800	455,804

Transportation 1.1%
Deutsche Lufthansa AG - Reg’d	10,800	117,003
Deutsche Post AG - Reg’d	31,404	338,383

		455,386

Utilities 1.5%
RWE AG	8,698	609,125

		2,791,856

Greece 0.2%

Consumer Services 0.2%
OPAP S.A.	2,526	66,773

See financial notes 15

 Laudus Rosenberg International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.0%
Hellenic Telecommunications Organization S.A.	493	7,390

		74,163

Hong Kong 2.3%

Banks 0.3%
BOC Hong Kong (Holdings) Ltd.	21,500	22,020
Hang Seng Bank Ltd.	8,200	82,755

		104,775

Capital Goods 0.4%
Hutchison Whampoa Ltd.	21,000	103,090
Jardine Matheson Holdings Ltd.	2,400	43,640
Jardine Strategic Holdings Ltd.	3,000	29,735

		176,465

Consumer Durables & Apparel 0.1%
Yue Yuen Industrial (Holdings) Ltd.	23,000	52,533

Food, Beverage & Tobacco 0.0%
Vitasoy International Holdings Ltd.	8,000	3,422

Real Estate 0.5%
Cheung Kong (Holdings) Ltd.	12,000	103,426
Sun Hung Kai Properties Ltd.	3,000	26,919
The Link REIT	12,000	23,793
The Wharf (Holdings) Ltd.	12,000	29,878
Wheelock Properties Ltd.	5,000	1,648

		185,664

Retailing 0.2%
Esprit Holdings Ltd.	12,000	61,228
Wing On Co. International Ltd.	24,000	19,506

		80,734

Telecommunication Services 0.0%
Hutchison Telecommunications International Ltd.	22,000	6,882

Transportation 0.2%
Hopewell Highway Infrastructure Ltd.	47,000	26,515
MTR Corp., Ltd.	22,000	52,872

		79,387

Utilities 0.6%
CLP Holdings Ltd.	19,000	130,550
Hongkong Electric Holdings Ltd.	17,000	101,003

		231,553

		921,415

Italy 4.1%

Automobiles & Components 0.0%
Pirelli & C. S.p.A.	48,404	11,296

Banks 0.9%
Banco Popolare Societa Cooperativa	37,561	172,381
Intesa Sanpaolo	38,712	106,476
UniCredit S.p.A.	43,404	71,437

		350,294

Capital Goods 0.1%
Finmeccanica S.p.A.	4,452	55,413

Insurance 0.2%
Fondiaria - Sai S.p.A.	1,600	18,701
Unipol Gruppo Finanziario S.p.A.	63,000	55,783

		74,484

Telecommunication Services 1.2%
Telecom Italia S.p.A.	367,549	473,855

Utilities 1.7%
Enel S.p.A.	142,187	681,824

		1,647,166

Japan 23.2%

Automobiles & Components 1.8%
Aisan Industry Co., Ltd.	100	465
Bridgestone Corp.	15,800	229,117
Fuji Heavy Industries Ltd.	13,000	43,267
Honda Motor Co., Ltd.	1,400	33,328
Musashi Seimitsu Industry Co., Ltd.	600	6,158
Nippon Seiki Co., Ltd.	2,000	12,428
Nissan Shatai Co., Ltd.	3,000	17,482
Toyota Industries Corp.	200	4,308
Toyota Motor Corp.	9,900	314,462
Unipres Corp.	100	704
Yamaha Motor Co., Ltd.	6,500	58,317

		720,036

Banks 2.8%
Bank of The Ryukyus Ltd. *	800	6,648
Chuo Mitsui Trust Holdings, Inc.	32,000	99,538
Fukuoka Financial Group, Inc.	30,000	92,365
Mitsubishi UFJ Financial Group, Inc.	66,100	325,656
Mizuho Financial Group, Inc.	8,000	15,622
Sapporo Hokuyo Holdings, Inc. *	11,000	31,192
Sumitomo Mitsui Financial Group, Inc.	3,800	133,803
The 77 Bank Ltd.	9,000	44,894
The Aichi Bank Ltd.	400	27,569
The Bank of Kyoto Ltd.	9,000	76,440
The Chiba Kogyo Bank Ltd. *	200	1,969
The Eighteenth Bank Ltd.	2,000	6,881
The Higashi-Nippon Bank Ltd.	1,000	2,708
The Hyakugo Bank Ltd.	6,000	30,859
The Mie Bank Ltd.	2,000	6,273
The Nishi-Nippon City Bank Ltd.	27,000	59,139
The San-in Godo Bank Ltd.	4,000	30,873
The Sumitomo Trust & Banking Co., Ltd.	33,000	127,769

		1,120,198

Capital Goods 0.3%
Aida Engineering Ltd.	1,000	2,832
Daimei Telecom Engineering Corp.	1,000	9,301
Fuji Machine Manufacturing Co., Ltd.	1,100	8,936
JFE Shoji Holdings, Inc.	5,000	13,403
Kamei Corp.	2,000	8,966
Maeda Corp.	6,000	20,960
Nagase & Co., Ltd.	4,000	30,965
Sumikin Bussan Corp.	4,000	8,419
Takeuchi Mfg. Co., Ltd.	400	2,571

		106,353

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	11,000	101,379

16 See financial notes

 Laudus Rosenberg International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Durables & Apparel 0.4%
Kurabo Industries Ltd.	6,000	8,267
Nikon Corp.	10,000	113,811
Roland Corp.	600	6,446
SRI Sports Ltd.	3	2,340
Tokyo Style Co., Ltd.	2,000	13,737

		144,601

Consumer Services 0.0%
Resorttrust, Inc.	500	4,638
Royal Holdings Co., Ltd.	400	4,301
Saint Marc Holdings Co., Ltd.	100	2,520

		11,459

Diversified Financials 0.1%
Fuyo General Lease Co., Ltd.	400	5,045
ORIX Corp.	890	29,291
Tokai Tokyo Financial Holdings, Inc.	3,000	5,424

		39,760

Energy 0.9%
Inpex Corp.	31	219,538
Itohchu Enex Co., Ltd.	1,700	8,998
Nippon Mining Holdings, Inc.	19,000	76,157
Showa Shell Sekiyu K.K.	7,900	72,557

		377,250

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	15,200	100,472
Cawachi Ltd.	500	7,691
Circle K Sunkus Co., Ltd.	2,100	29,937
Kasumi Co., Ltd.	1,000	3,796
Ministop Co., Ltd.	200	3,131
Uny Co., Ltd.	6,000	47,574

		192,601

Food, Beverage & Tobacco 1.5%
Ajinomoto Co., Inc.	12,000	85,071
Asahi Breweries Ltd.	8,800	105,549
Japan Tobacco, Inc.	69	184,450
Kirin Holdings Co., Ltd.	16,000	170,929
Meiji Seika Kaisha Ltd.	8,000	27,789
Mikuni Coca-Cola Bottling Co., Ltd.	1,100	8,612

		582,400

Health Care Equipment & Services 0.2%
BML, Inc.	200	3,726
Hitachi Medical Corp.	2,000	15,586
Suzuken Co., Ltd.	2,300	60,331

		79,643

Household & Personal Products 0.9%
Aderans Holdings Co., Ltd.	500	3,640
Kao Corp.	9,000	175,612
Kose Corp.	1,500	28,072
Lion Corp.	4,000	18,688
Mandom Corp.	200	3,314
Milbon Co., Ltd.	400	8,564
Shiseido Co., Ltd.	9,000	131,949

		369,839

Insurance 1.2%
Mitsui Sumitomo Insurance Group Holdings, Inc.	9,100	214,398
NIPPONKOA Insurance Co., Ltd.	7,000	40,530
Sompo Japan Insurance, Inc.	22,000	115,313
T&D Holdings, Inc.	3,800	92,548

		462,789

Materials 1.4%
Earth Chemical Co., Ltd.	100	2,601
JFE Holdings, Inc.	8,300	183,208
Kaneka Corp.	12,000	59,330
Mitsubishi Chemical Holdings Corp.	26,500	91,456
Nippon Paper Group, Inc.	1,000	24,346
Sumitomo Chemical Co., Ltd.	37,000	127,203
Teijin Ltd.	25,000	54,624

		542,768

Media 0.1%
Daiichikosho Co., Ltd.	900	7,394
TV Asahi Corp.	17	18,982

		26,376

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Astellas Pharma, Inc.	8,100	250,664
Daiichi Sankyo Co., Ltd.	13,900	233,701
Dainippon Sumitomo Pharma Co., Ltd.	10,000	83,473
Eisai Co., Ltd.	2,700	79,473
Kyowa Hakko Kirin Co., Ltd.	7,000	59,702
Mitsubishi Tanabe Pharma Corp.	9,000	89,598
Nippon Shinyaku Co., Ltd.	2,000	17,716
Ono Pharmaceutical Co., Ltd.	800	35,111
Taisho Pharmaceutical Co., Ltd.	5,000	93,214
Takeda Pharmaceutical Co., Ltd.	5,100	176,942
Torii Pharmaceutical Co., Ltd.	600	8,297

		1,127,891

Retailing 0.5%
AOKl Holdings, Inc.	1,000	8,977
Aoyama Trading Co., Ltd.	1,400	18,483
AT-Group Co., Ltd.	2,000	15,390
Belluna Co., Ltd.	1,250	3,235
J. Front Retailing Co., Ltd.	15,000	52,204
Kohnan Shoji Co., Ltd.	200	1,720
Marui Group Co., Ltd.	6,800	36,553
Nafco Co., Ltd.	200	1,847
Sazaby League Ltd.	500	5,594
Takashimaya Co., Ltd.	9,000	52,156

		196,159

Software & Services 0.0%
Hitachi System & Services Ltd.	300	2,703

Technology Hardware & Equipment 2.8%
FUJIFILM Holdings Corp.	11,300	248,729
Fujitsu Ltd.	41,000	153,842
Furuno Electric Co., Ltd.	900	4,554
Hitachi Ltd.	56,000	153,216
Hitachi Maxell Ltd.	2,100	15,250
Hosiden Corp.	1,200	11,973
Murata Manufacturing Co., Ltd.	4,500	174,588
NEC Corp. *	47,000	127,828
OMRON Corp.	5,200	61,677
Ricoh Co., Ltd.	3,000	36,276
Riso Kagaku Corp.	600	5,493
Tdk Corp.	3,200	120,959
Toshiba Tec Corp.	6,000	15,374

		1,129,759

See financial notes 17

 Laudus Rosenberg International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 1.9%
KDDI Corp.	54	254,294
Nippon Telegraph & Telephone Corp.	5,600	213,722
NTT DoCoMo, Inc.	211	287,474
Okinawa Cellular Telephone Co.	1	1,720

		757,210

Transportation 1.4%
Central Japan Railway Co.	33	186,081
Japan Airlines Corp. *	57,000	115,675
Kawasaki Kisen Kaisha Ltd.	7,000	22,001
Nippon Yusen Kabushiki Kaisha	18,000	69,534
Seino Holdings Co., Ltd.	6,000	29,020
West Japan Railway Co.	40	126,837

		549,148

Utilities 1.5%
Chubu Electric Power Co., Inc.	4,500	99,183
Electric Power Development Co., Ltd.	3,200	95,438
Kyushu Electric Power Co., Inc.	7,100	159,412
The Tokyo Electric Power Co., Inc.	900	22,494
Tohoku Electric Power Co., Inc.	10,900	239,915

		616,442

		9,256,764

Netherlands 2.8%

Banks 0.0%
Van Lanschot N.V. CVA	146	7,394

Capital Goods 0.4%
Imtech N.V.	847	11,645
Koninklijke (Royal) Philips Electronics N.V.	9,109	134,833

		146,478

Commercial & Professional Supplies 0.2%
Randstad Holding N.V.	4,800	81,429

Diversified Financials 0.1%
ING Groep N.V. CVA	9,222	50,531

Food & Staples Retailing 0.8%
Koninklijke Ahold N.V.	28,238	309,283

Food, Beverage & Tobacco 0.0%
Nutreco Holding N.V.	394	14,107

Materials 0.5%
James Hardie Industries N.V. CDI	13,200	38,624
Koninklijke DSM N.V.	6,500	171,032

		209,656

Semiconductors & Semiconductor Equipment 0.2%
STMicroelectronics N.V.	14,372	71,894

Transportation 0.6%
TNT N.V.	13,300	227,967

		1,118,739

New Zealand 0.1%

Materials 0.1%
Nufarm Ltd.	4,400	34,722

Utilities 0.0%
Vector Ltd.	14,400	18,731

		53,453

Norway 1.7%

Energy 1.7%
StatoilHydro A.S.A.	38,008	665,166

Papua New Guinea 0.1%

Materials 0.1%
Lihir Gold Ltd. *	12,400	28,055

Portugal 1.2%

Banks 0.0%
Banco Comercial Portugues S.A. - Reg’d *	3,613	2,963

Telecommunication Services 0.2%
Portugal Telecom SGPS S.A. - Reg’d	8,000	61,799

Utilities 1.0%
EDP - Energias de Portugal S.A.	84,000	291,197
Redes Energeticas Nacionais S.A.	25,000	104,392

		395,589

		460,351

Singapore 1.0%

Banks 0.2%
Oversea-Chinese Banking Corp., Ltd.	16,000	51,007
United Overseas Bank Ltd.	5,000	32,072

		83,079

Capital Goods 0.3%
Fraser & Neave Ltd.	6,000	9,995
SembCorp Industries Ltd.	25,000	38,775
Singapore Technologies Engineering Ltd.	34,000	55,086

		103,856

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	12,000	25,109

Materials 0.0%
NSL Ltd.	15,000	11,362

Retailing 0.1%
Jardine Cycle & Carriage Ltd.	5,000	39,034

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	26,000	43,338

Transportation 0.2%
ComfortDelGro Corp., Ltd.	8,000	7,164
SIA Engineering Co., Ltd.	14,000	17,241
Singapore Airlines Ltd.	9,540	62,915

		87,320

		393,098

Spain 3.9%

Banks 1.3%
Banco Bilbao Vizcaya Argentaria S.A.	27,299	221,579
Banco Santander S.A.	41,799	288,195

		509,774

Capital Goods 0.0%
Abengoa S.A.	583	7,748

18 See financial notes

 Laudus Rosenberg International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 1.5%
Repsol YPF S.A.	33,600	579,767

Food, Beverage & Tobacco 0.0%
Ebro Puleva S.A.	1,200	14,085

Insurance 0.0%
Grupo Catalana Occidente S.A.	148	1,750

Telecommunication Services 1.0%
Telefonica S.A.	20,907	416,913

Utilities 0.1%
Gas Natural SDG S.A.	1,820	24,921

		1,554,958

Sweden 3.2%

Banks 0.2%
Nordea Bank AB	15,752	78,378

Commercial & Professional Supplies 0.1%
Securitas AB, B Shares	3,405	24,853

Materials 0.3%
Svenska Cellulosa AB, A Shares	912	6,867
Svenska Cellulosa AB, B Shares	16,345	124,053

		130,920

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Meda AB, A Shares	13,121	77,659

Technology Hardware & Equipment 1.2%
Telefonaktiebolaget LM Ericsson, B Shares	61,122	494,183

Telecommunication Services 1.2%
Tele2 AB, B Shares	16,000	134,880
TeliaSonera AB	70,761	340,339

		475,219

		1,281,212

Switzerland 6.0%

Banks 0.3%
Banque Cantonale Vaudoise - Reg’d	350	116,042

Capital Goods 0.2%
Sulzer AG - Reg’d	1,257	64,865

Diversified Financials 0.7%
Credit Suisse Group AG - Reg’d	4,427	134,793
UBS AG - Reg’d *	13,264	124,353
Vontobel Holding AG - Reg’d	768	14,221

		273,367

Insurance 1.1%
Baloise Holding AG - Reg’d	1,914	122,328
Helvetia Holding AG - Reg’d	300	63,885
Zurich Financial Services AG - Reg’d	1,655	261,562

		447,775

Materials 0.1%
Clariant AG - Reg’d *	8,000	31,043
Syngenta AG - Reg’d	102	20,503

		51,546

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Novartis AG - Reg’d	28,916	1,093,994

Real Estate 0.0%
PSP Swiss Property AG - Reg’d *	189	7,968

Telecommunication Services 0.8%
Swisscom AG - Reg’d	1,181	331,598

Transportation 0.0%
Flughafen Zuerich AG - Reg’d	76	13,682
Swissair Group (a)(b)(c) *	30	—

		13,682

		2,400,837

United Kingdom 19.2%

Banks 1.0%
Barclays plc	23,101	49,046
HSBC Holdings plc	47,415	263,987
Standard Chartered plc	7,115	88,349

		401,382

Capital Goods 0.1%
Qinetiq plc	16,928	32,081

Consumer Services 0.6%
Compass Group plc	38,882	177,816
Thomas Cook Group plc	15,000	51,653

		229,469

Diversified Financials 0.1%
Investec plc	9,324	39,040

Energy 4.5%
BP plc	49,907	334,645
Royal Dutch Shell plc, Class A	37,499	836,567
Royal Dutch Shell plc, Class B	28,559	621,297

		1,792,509

Food & Staples Retailing 0.1%
J Sainsbury plc	8,399	37,646

Food, Beverage & Tobacco 0.3%
SABMiller plc	4,163	61,898
Tate & Lyle plc	22,991	85,760

		147,658

Insurance 1.3%
Aviva plc	34,109	105,772
Jardine Lloyd Thompson Group plc	3,215	20,194
Legal & General Group plc	241,695	148,810
Old Mutual plc	203,955	151,838
RSA Insurance Group plc	54,169	101,013

		527,627

Media 0.8%
Informa plc	4,016	15,130
WPP plc	53,000	298,062

		313,192

Pharmaceuticals, Biotechnology & Life Sciences 3.6%
AstraZeneca plc	30,064	1,064,716
GlaxoSmithKline plc	24,000	373,793

		1,438,509

Retailing 1.0%
Home Retail Group plc	42,000	135,229
Kingfisher plc	117,931	252,787

		388,016

See financial notes 19

 Laudus Rosenberg International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 0.5%
Logica plc	70,000	63,817
The Sage Group plc	63,000	152,678

		216,495

Technology Hardware & Equipment 0.1%
Spectris plc	4,625	26,673

Telecommunication Services 3.4%
BT Group plc	406,454	453,464
Cable & Wireless plc	114,000	227,977
Vodafone Group plc	387,559	675,692

		1,357,133

Utilities 1.8%
Centrica plc	216,000	705,095
International Power plc	4,944	14,931

		720,026

		7,667,456

Total Common Stock (Cost $54,480,505)		38,701,247

Other Investment Company 1.7% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	673,541	673,541

Total Other Investment Company (Cost $673,541)		673,541

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $56,849,150 and the unrealized appreciation and depreciation were $486,140 and ($17,960,502), respectively, with a net unrealized depreciation of ($17,474,362).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $38,701,247 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Bankrupt security/delisted.
(b)	Fair-valued by Management.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.
CDI — CHESS Depositary Interest
CVA — Dutch Certificate
Reg’d — Registered
REIT — Real Estate Investment Trust

20 See financial notes

 Laudus Rosenberg International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $55,154,046)		$39,374,788
Foreign currency, at value (cost $582,201)		576,867
Receivables:
Investments sold		241,168
Dividends		163,495
Foreign tax reclaims		74,234
Fund shares sold		11,603
Interest		151
Prepaid expenses	+	1,346

Total assets		40,443,652

Liabilities
Payables:
Investments bought		474,641
Fund shares redeemed		28,682
Investment adviser fees		5,676
Accrued expenses	+	71,445

Total liabilities		580,444

Net Assets
Total assets		40,443,652
Total liabilities	−	580,444

Net assets		$39,863,208
Net Assets by Source
Capital received from investors		89,966,027
Net investment income not yet distributed		115,733
Net realized capital losses		(34,426,804)
Net unrealized capital losses		(15,791,748)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$7,819,700		1,419,908		$5.51
Select Shares	$32,043,508		5,835,098		$5.49

See financial notes 21

 Laudus Rosenberg International Equity Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $344,806)		$3,380,284
Interest	+	10,428

Total Investment Income		3,390,712

Net Realized Gains and Losses
Net realized losses on investments		(32,496,557)
Net realized losses on foreign currency transactions	+	(97,458)

Net realized losses		(32,594,015)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(22,472,497)
Net unrealized losses on foreign currency translations	+	(16,053)

Net unrealized losses		(22,488,550)

Expenses
Investment adviser fees		691,456
Custodian fees		145,967
Accounting and administration fees		77,911
Professional fees		44,162
Distribution and shareholder services fees (Investor Shares)		40,273
Sub-Accounting fees (Investor Shares)		25,797
Registration fees		24,200
Transfer agent fees		22,546
Shareholder reports		10,827
Trustees’ fees		4,895
Interest expense		3,499
Other expenses	+	13,116

Total expenses		1,104,649
Expense reduction by adviser	−	145,842
Custody credits	−	16

Net expenses		958,791

Increase (Decrease) in Net Assets from Operations
Total investment income		3,390,712
Net expenses	−	958,791

Net investment income		2,431,921
Net realized losses		(32,594,015)
Net unrealized losses	+	(22,488,550)

Decrease in net assets from operations		($52,650,644)

22 See financial notes

 Laudus Rosenberg International Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/01/08-3/31/09	4/1/07-3/31/08
Net investment income		$2,431,921	$2,152,001
Net realized gains (losses)		(32,594,015)	3,091,259
Net unrealized losses	+	(22,488,550)	(12,929,808)

Decrease in net assets from operations		(52,650,644)	(7,686,548)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		515,226	361,620
Select Shares	+	1,891,028	2,381,553

Total distributions from net investment income		2,406,254	2,743,173

Distributions from net realized gains
Investor Shares		3,606	1,666,605
Select Shares	+	11,988	7,587,962

Total distributions from net realized gains		15,594	9,254,567

Total distributions		$2,421,848	$11,997,740

Transactions in Fund Shares[1]

		4/01/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		771,279	$8,773,925	449,393	$6,229,865
Select Shares	+	1,399,274	10,217,255	4,161,569	55,041,800

Total shares sold		2,170,553	$18,991,180	4,610,962	$61,271,665

Shares Reinvested
Investor Shares		71,898	$478,841	149,983	$1,834,295
Select Shares	+	280,139	1,857,319	474,171	5,789,629

Total shares reinvested		352,037	$2,336,160	624,154	$7,623,924

Shares Redeemed
Investor Shares		(1,110,300)	($10,030,028)	(3,447,172)	($45,082,165)
Select Shares	+	(4,271,762)	(33,632,837)	(1,244,671)	(16,666,965)

Total shares redeemed		(5,382,062)	($43,662,865)	(4,691,843)	($61,749,130)

Net transactions in fund shares		(2,859,472)	($22,335,525)	543,273	$7,146,459

Shares Outstanding and Net Assets
		4/01/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,114,478	$117,271,225	9,571,205	$129,809,054
Total increase (decrease)	+	(2,859,472)	(77,408,017)	543,273	(12,537,829)

End of period		7,255,006	$39,863,208	10,114,478	$117,271,225

Net investment income not yet distributed			$115,733		$75,602

[1]	Effective July 31, 2008 the Institutional Shares were redesignated as Select Shares.

See financial notes 23

Laudus Rosenberg International Discovery Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	5/31/06[1]–
Investor Shares	3/31/09	3/31/08	3/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.43	12.04	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.11 [2]	0.06	[2]
Net realized and unrealized gains (losses)	(5.45)	(0.16)	2.06

Total from investment operations	(5.28)	(0.05)	2.12
Less distributions:
Distributions from net investment income	(0.11)	(0.10)	(0.06)
Distributions from net realized gains	—	(0.46)	(0.02)

Total distributions	(0.11)	(0.56)	(0.08)

Net asset value at end of period	6.04	11.43	12.04

Total return (%)	(46.33)	(0.51)	21.62	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.65	1.65	1.64	[4]
Gross operating expenses	1.86	1.81	2.03	[4]
Net investment income (loss)	1.90	0.89	0.75	[4]
Portfolio turnover rate	159	147	106	[3]
Net assets, end of period ($ x 1,000)	34,005	121,930	51,572

	4/1/08[5]–	4/1/07–	5/31/06[1]–
Select Shares	3/31/09	3/31/08	3/31/07

Per-Share Data ($)

Net asset value at beginning of period	11.45	12.05	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15 [2]	0.14 [2]	0.09	[2]
Net realized and unrealized gains (losses)	(5.42)	(0.16)	2.06

Total from investment operations	(5.27)	(0.02)	2.15
Less distributions:
Distributions from net investment income	(0.15)	(0.12)	(0.08)
Distributions from net realized gains	—	(0.46)	(0.02)

Total distributions	(0.15)	(0.58)	(0.10)

Net asset value at end of period	6.03	11.45	12.05

Total return (%)	(46.20)	(0.24)	21.90	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.35	1.35	1.34	[4]
Gross operating expenses	1.54	1.54	1.64	[4]
Net investment income (loss)	1.87	1.14	1.06	[4]
Portfolio turnover rate	159	147	106	[3]
Net assets, end of period ($ x 1,000)	182,191	139,643	19,173

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.

24 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

94.3%	Common Stock	254,055,862	203,818,432
2.5%	Preferred Stock	6,551,902	5,416,304
—%	Rights	—	75,384
1.3%	Other Investment Company	2,758,462	2,758,462

98.1%	Total Investments	263,366,226	212,068,582
1.9%	Other Assets and Liabilities, Net		4,127,502

100.0%	Net Assets		216,196,084

	Number	Value
Security	of Shares	($)

Common Stock 94.3% of net assets

Argentina 0.1%

Telecommunication Services 0.1%
Telecom Argentina S.A. ADR *	32,900	254,975

Australia 4.3%

Banks 0.0%
Bendigo Bank Ltd.	900	5,117

Consumer Services 0.5%
Crown Ltd.	219,800	975,695
Tatts Group Ltd.	70,200	135,115

		1,110,810

Diversified Financials 0.0%
ASX Ltd.	3,100	63,207

Energy 0.7%
Caltex Australia Ltd.	53,298	331,137
Origin Energy Ltd.	74,100	762,350
Santos Ltd.	39,600	466,088

		1,559,575

Food & Staples Retailing 0.1%
Metcash Ltd.	51,800	145,886

Food, Beverage & Tobacco 1.5%
Coca-Cola Amatil Ltd.	145,400	876,230
Foster’s Group Ltd.	445,500	1,566,751
Lion Nathan Ltd.	122,200	684,680

		3,127,661

Health Care Equipment & Services 0.4%
Cochlear Ltd.	11,500	401,025
Ramsay Health Care Ltd	56,400	385,528

		786,553

Insurance 0.3%
Insurance Australia Group Ltd.	240,797	584,822
Suncorp-Metway Ltd.	16,900	70,581

		655,403

Materials 0.0%
Orica Ltd.	6,600	68,080

Real Estate 0.3%
CFS Retail Property Trust	241,500	274,396
Dexus Property Group	543,186	282,981
Goodman Group	454,000	103,056

		660,433

Utilities 0.5%
AGL Energy Ltd.	105,600	1,095,475

		9,278,200

Austria 1.1%

Capital Goods 0.2%
Strabag SE	26,218	514,384

Energy 0.0%
OMV AG	1,101	36,833

Food, Beverage & Tobacco 0.0%
Agrana Beteiligungs AG	570	34,792

Telecommunication Services 0.6%
Telekom Austria AG	84,700	1,282,260

Utilities 0.3%
EVN AG	42,500	611,963

		2,480,232

Belgium 2.0%

Diversified Financials 0.0%
Banque Nationale de Belgique	18	52,584

Food & Staples Retailing 0.7%
Delhaize Group	22,200	1,440,645

Materials 0.7%
Solvay S.A.	7,956	557,964
Tessenderlo Chemie N.V.	8,400	255,615
Umicore	39,600	731,822

		1,545,401

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
UCB SA	41,600	1,225,527

		4,264,157

Bermuda 1.3%

Capital Goods 0.1%
Jardine Strategic Holdings Ltd.	7,000	69,380
Noble Group Ltd.	26,000	20,352

		89,732

Consumer Durables & Apparel 0.3%
Yue Yuen Industrial (Holdings) Ltd.	300,000	685,211

Consumer Services 0.0%
Cafe De Coral Holdings Ltd.	26,000	51,019

See financial notes 25

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Star Cruises Ltd. *	138,000	9,435

		60,454

Food & Staples Retailing 0.3%
Dairy Farm International Holdings Ltd.	150,300	664,492

Food, Beverage & Tobacco 0.1%
First Pacific Co., Ltd.	290,000	99,408
People’s Food Holdings Ltd.	104,000	33,475

		132,883

Insurance 0.2%
Hiscox Ltd.	104,000	460,160

Materials 0.1%
Huabao International Holdings Ltd.	325,000	267,289

Real Estate 0.1%
Hongkong Land Holdings Ltd.	94,000	214,165
SRE Group Ltd.	828,000	63,959

		278,124

Retailing 0.1%
Esprit Holdings Ltd.	30,500	155,622

Technology Hardware & Equipment 0.0%
Digital China Holdings Ltd.	75,000	31,369

		2,825,336

Brazil 1.1%

Food, Beverage & Tobacco 0.2%
Souza Cruz S.A.	21,200	399,827

Household & Personal Products 0.2%
Natura Cosmeticos S.A.	36,800	359,315

Materials 0.3%
Bradespar S.A.	58,700	503,558
Companhia Siderurgica Nacional S.A.	17,300	256,545

		760,103

Utilities 0.4%
Cia de Gas de Sao Paulo	9,100	105,917
Companhia de Saneamento Basico do Estado de Sao Paulo *	37,000	411,510
Companhia de Saneamento de Minas Gerais - Copasa MG *	17,300	144,828
EDP - Energias do Brasil S.A.	26,900	281,205

		943,460

		2,462,705

Canada 5.3%

Banks 0.4%
National Bank of Canada	29,490	941,678

Capital Goods 0.0%
SNC-Lavalin Group, Inc.	2,400	61,009

Commercial & Professional Supplies 0.0%
Stantec, Inc. *	2,000	36,167

Consumer Services 0.1%
Tim Hortons, Inc.	5,400	138,812

Energy 0.5%
Advantage Energy Income Fund	20,200	49,186
Mullen Group Income Fund	29,000	209,771
Pembina Pipeline Income Fund	4,600	51,006
Penn West Energy Trust	51,600	486,206
Provident Energy Trust	62,700	239,203
Savanna Energy Services Corp.	23,100	93,441

		1,128,813

Food & Staples Retailing 1.2%
Alimentation Couche-Tard, Inc., Class B	26,600	278,912
Empire Co., Ltd., Class A	15,330	644,424
George Weston Ltd.	16,400	760,946
Loblaw Cos., Ltd.	2,000	49,730
Metro, Inc., Class A	29,000	871,748

		2,605,760

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	4,680	73,608
ING Canada, Inc.	400	11,421

		85,029

Materials 0.9%
Agnico-Eagle Mines Ltd.	10,200	586,290
Agrium, Inc.	4,850	175,759
Canfor Corp. *	54,200	206,156
IAMGOLD Corp.	4,660	40,213
Kinross Gold Corp.	1,170	21,260
West Fraser Timber Co., Ltd.	15,900	281,731
Yamana Gold, Inc.	63,890	596,435

		1,907,844

Media 0.3%
Cogeco Cable, Inc.	1,400	34,978
Quebecor Inc	24,500	348,806
Shaw Communications, Inc., Class B	13,550	206,560

		590,344

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Biovail Corp.	41,500	451,273

Software & Services 0.5%
CGI Group, Inc., Class A *	93,300	753,326
Open Text Corp. *	11,000	380,132

		1,133,458

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	55,610	196,276

Transportation 0.1%
Canadian Pacific Railway Ltd.	6,100	181,529

Utilities 0.9%
ATCO Ltd., Class I	22,900	653,870
Canadian Utilities Ltd., Class A	24,000	699,556
Fortis, Inc.	34,570	607,059

		1,960,485

		11,418,477

Cayman Islands 0.9%

Capital Goods 0.0%
China State Construction International Holdings Ltd.	568,000	98,361

26 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Durables & Apparel 0.1%
Shenzhou International Group	539,000	138,087

Food, Beverage & Tobacco 0.5%
Chaoda Modern Agriculture (Holdings) Ltd.	830,608	495,038
Tingyi (Cayman Islands) Holding Corp.	468,000	541,665

		1,036,703

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
China Shineway Pharmaceutical Group Ltd.	58,000	32,899

Telecommunication Services 0.2%
Hutchison Telecommunications International Ltd.	1,007,000	315,008

Transportation 0.1%
Hopewell Highway Infrastructure Ltd.	404,000	227,922

		1,848,980

Chile 0.5%

Food, Beverage & Tobacco 0.0%
Embotelladora Andina S.A. Series A ADR	1,817	22,295

Transportation 0.2%
Lan Airlines S.A. ADR	46,200	386,232

Utilities 0.3%
Empresa Nacional de Electricidad S.A. ADR	200	7,500
Enersis S.A. ADR	46,500	702,150

		709,650

		1,118,177

China 1.8%

Automobiles & Components 0.3%
Dongfeng Motor Group Co., Ltd., Class H	1,342,000	693,441

Capital Goods 0.1%
China Communications Construction Co., Ltd., Class H	158,000	173,385

Energy 0.3%
Yanzhou Coal Mining Co., Ltd., Class H	828,000	592,784

Food, Beverage & Tobacco 0.1%
Yantai Changyu Pioneer Wine Co., Ltd., Class B	57,800	210,522

Materials 0.6%
China Bluechemical Ltd., Class H	828,000	453,006
CSG Holding Co Ltd	509,100	411,477
Shandong Chenming Paper Holdings, Ltd., Class B	891,300	489,176

		1,353,659

Transportation 0.4%
China COSCO Holdings Co., Ltd., Class H	175,000	114,017
Guangshen Railway Co., Ltd., Class H	804,000	260,454
Zhejiang Expressway Co., Ltd., Class H	622,000	453,278

		827,749

		3,851,540

Denmark 1.2%

Food, Beverage & Tobacco 0.4%
Carlsberg A/S, Class B	7,600	312,083
Danisco A/S	19,198	575,282

		887,365

Materials 0.5%
Novozymes A/S, Class B	13,600	983,851

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
H. Lundbeck A/S	40,600	692,692

		2,563,908

Egypt 0.8%

Telecommunication Services 0.8%
Egyptian Company for Mobile Services (MobiNil)	21,000	547,114
Orascom Telecom Holding SAE	255,000	1,157,770

		1,704,884

Finland 1.6%

Capital Goods 0.5%
KCI Konecranes Oyj	19,992	333,960
Wartsila Corp. Oyj	36,400	767,659

		1,101,619

Diversified Financials 0.0%
Pohjola Bank plc	3,947	23,204

Insurance 0.1%
Sampo Oyj, Class A	10,500	154,826

Materials 0.4%
Stora Enso Oyj, Class R *	183,147	648,747
UPM-Kymmene Oyj	23,463	135,415

		784,162

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Orion Oyj, Class B	52,500	759,726

Telecommunication Services 0.3%
Elisa Oyj	50,713	739,217

		3,562,754

France 2.9%

Capital Goods 0.3%
Thales S.A.	13,200	499,844

Commercial & Professional Supplies 0.3%
Teleperformance	22,688	624,099

Consumer Durables & Apparel 0.5%
Christian Dior S.A.	11,399	624,399
Nexity	24,000	512,537

		1,136,936

Consumer Services 0.2%
Sodexo	10,500	478,274

See financial notes 27

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 0.3%
Havas S.A.	6,539	16,844
M6 Metropole Television	40,600	662,518

		679,362

Software & Services 0.8%
Atos Origin S.A. *	28,500	731,172
Cap Gemini	27,600	887,039

		1,618,211

Technology Hardware & Equipment 0.2%
Alcatel-Lucent *	251,914	470,958

Transportation 0.3%
Air France-KLM	78,000	693,537

		6,201,221

Germany 1.7%

Capital Goods 0.7%
Bilfinger Berger AG	15,959	600,181
Hochtief AG	19,500	734,641
Tognum AG	2,706	23,471

		1,358,293

Food, Beverage & Tobacco 0.5%
Suedzucker AG	58,000	1,118,854

Software & Services 0.3%
Software AG	9,000	638,770

Transportation 0.2%
Deutsche Lufthansa AG - Reg’d	44,471	481,784

		3,597,701

Greece 0.6%

Consumer Services 0.2%
OPAP S.A.	18,190	480,841

Energy 0.2%
Hellenic Petroleum S.A.	34,725	331,726

Telecommunication Services 0.2%
Hellenic Telecommunications Organization S.A. (OTE)	32,000	479,669

		1,292,236

Hong Kong 1.1%

Banks 0.2%
Industrial & Commercial Bank of China (Asia) Ltd.	280,000	297,766
The Bank of East Asia Ltd.	31,760	61,369

		359,135

Capital Goods 0.3%
Shanghai Industrial Holdings Ltd.	215,000	596,776

Food, Beverage & Tobacco 0.1%
China Agri-Industries Holdings Ltd. *	279,000	132,813

Media 0.1%
Television Broadcasts Ltd.	66,000	211,105

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
China Pharmaceutical Group Ltd.	684,000	273,444

Real Estate 0.3%
China Overseas Land & Investment Ltd.	182,000	285,245
SEA Holdings Ltd.	36,000	10,776
The Wharf (Holdings) Ltd.	188,000	468,087

		764,108

Retailing 0.0%
Wing On Co. International Ltd.	37,000	30,071

Utilities 0.0%
China Resources Power Holdings Co., Ltd.	20,000	42,000

		2,409,452

Hungary 0.3%

Telecommunication Services 0.3%
Magyar Telekom Telecommunications plc	294,000	680,686

India 2.0%

Automobiles & Components 0.1%
Hero Honda Motors Ltd.	1,700	36,059
Maruti Suzuki India Ltd.	6,780	104,466

		140,525

Banks 0.5%
Bank of India	45,990	199,972
Bank of Maharashtra Ltd.	237,160	97,672
Corporation Bank	11,060	38,962
Dena Bank Ltd.	128,902	82,481
HDFC Bank Ltd.	4,160	80,493
Housing Development Finance Corp., Ltd.	11,730	326,125
Indian Bank	40,230	65,128
Syndicate Bank	230,390	218,907

		1,109,740

Capital Goods 0.1%
Bharat Electronics Ltd.	7,110	125,053
SKF India Ltd.	23,662	70,301

		195,354

Diversified Financials 0.0%
JM Financial Ltd.	252,852	102,486

Energy 0.1%
Bongaigaon Refinery & Petrochemicals Ltd.	48,220	39,335
The Great Eastern Shipping Co., Ltd.	80,728	303,882

		343,217

Household & Personal Products 0.1%
Hindustan Unilever Ltd.	30,000	139,500

Materials 0.6%
Birla Corp., Ltd.	37,050	128,499
Coromandel Fertilisers Ltd.	2,280	4,050
Grasim Industries Ltd.	2,050	63,864
Gujarat Alkalies & Chemicals Ltd.	34,950	40,791
Gujarat Fluorochemicals Ltd.	2,200	2,809
Gujarat Narmada Valley Fertilizers Co., Ltd.	80,930	96,977

28 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Gujarat State Fertilizers & Chemicals Ltd.	37,210	64,839
Hindalco Industries Ltd.	109,322	113,246
Hindustan Zinc Ltd.	27,156	242,472
JSL Ltd.	40,260	31,050
National Aluminium Co., Ltd.	5,480	23,093
Pidilite Industries Ltd.	19,746	33,131
Steel Authority of India Ltd.	39,790	76,226
Sterlite Industries (India) Ltd.	17,150	120,895
Tata Steel Ltd.	7,542	30,890
Ultra Tech Cement Ltd.	14,940	162,465

		1,235,297

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Dr. Reddy’s Laboratories	15,000	144,935
Ipca Laboratories Ltd.	6,072	39,566
Sun Pharmaceutical Industries Ltd.	9,016	198,465
Wockhardt Ltd.	5,390	9,133

		392,099

Software & Services 0.0%
HCL Technologies Ltd.	51,400	104,733

Transportation 0.1%
Container Corp. of India Ltd.	3,550	50,360
Shipping Corp. of India Ltd.	100,495	152,666

		203,026

Utilities 0.2%
Gail India Ltd.	93,900	451,296

		4,417,273

Indonesia 0.4%

Automobiles & Components 0.0%
PT Astra International Tbk	73,000	90,363

Banks 0.3%
PT Bank Central Asia Tbk	122,000	32,697
PT Bank Mandiri	296,500	56,161
PT Bank Rakyat Indonesia	1,216,000	443,220

		532,078

Food, Beverage & Tobacco 0.0%
PT Hanjaya Mandala Sampoerna Tbk	12,600	11,812

Household & Personal Products 0.1%
PT Unilever Indonesia Tbk	379,000	261,466

		895,719

Israel 0.9%

Banks 0.2%
Mizrahi Tefahot Bank Ltd.	93,000	449,319

Telecommunication Services 0.7%
Bezeq Israeli Telecommunication Corp., Ltd.	637,000	999,323
Partner Communications Co., Ltd.	32,000	482,324

		1,481,647

		1,930,966

Italy 2.7%

Automobiles & Components 0.2%
Pirelli & C. S.p.A. *	1,603,609	374,228

Banks 1.1%
Banca Carige S.p.A. (Cassa di Risparmio di Genova e Imperia)	238,551	781,448
Banca Piccolo Credito Valtellinese Scarl	45,503	368,611
Banca Popolare di Milano Scarl	135,184	672,389
Banco Popolare Societa Cooperativa *	123,094	564,922
Unione di Banche Italiane S.c.p.A.	5,532	60,914

		2,448,284

Capital Goods 0.1%
Finmeccanica S.p.A.	8,929	111,136

Consumer Services 0.0%
Autogrill S.p.A. *	4,421	25,467

Food, Beverage & Tobacco 0.1%
Davide Campari - Milano S.p.A.	28,577	181,350

Insurance 0.5%
Fondiaria - Sai S.p.A.	36,600	427,783
Milano Assicurazioni S.p.A.	135,751	312,174
Unipol Gruppo Finanziario S.p.A. *	401,606	355,603

		1,095,560

Real Estate 0.0%
Beni Stabili S.p.A.	4,544	2,502

Telecommunication Services 0.3%
Fastweb *	30,800	626,678

Utilities 0.4%
ACEA S.p.A.	63,000	752,382
Edison S.p.A.	100,524	108,774

		861,156

		5,726,361

Japan 24.9%

Automobiles & Components 0.9%
Fuji Heavy Industries Ltd.	379,000	1,261,405
Yamaha Motor Co., Ltd.	87,500	785,035

		2,046,440

Banks 4.3%
Chuo Mitsui Trust Holdings, Inc.	409,000	1,272,220
Fukuoka Financial Group, Inc.	407,000	1,253,092
Sapporo Hokuyo Holdings, Inc. *	295,000	836,508
The 77 Bank Ltd.	253,000	1,262,014
The Bank of Kyoto Ltd.	151,000	1,282,492
The Gunma Bank Ltd.	202,000	1,099,148
The Hachijuni Bank Ltd.	216,000	1,260,125
The Nishi-Nippon City Bank Ltd.	429,000	939,653

		9,205,252

Commercial & Professional Supplies 0.4%
Dai Nippon Printing Co., Ltd.	105,000	967,711

Consumer Durables & Apparel 0.1%
Nikon Corp.	15,000	170,716

Energy 0.1%
Idemitsu Kosan Co., Ltd.	500	37,772

See financial notes 29

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Showa Shell Sekiyu K.K.	7,800	71,638

		109,410

Food & Staples Retailing 1.9%
Aeon Co., Ltd.	226,800	1,499,150
FamilyMart Co., Ltd.	41,700	1,269,746
Lawson, Inc.	30,800	1,279,428

		4,048,324

Food, Beverage & Tobacco 4.0%
Ajinomoto Co., Inc.	203,000	1,439,114
Asahi Breweries Ltd.	122,600	1,470,494
Kikkoman Corp.	5,000	42,165
Nippon Meat Packers, Inc.	115,000	1,208,856
Nisshin Seifun Group, Inc.	114,000	1,228,282
Nissin Foods Holdings Co., Ltd.	39,900	1,181,442
Yakult Honsha Co., Ltd.	50,200	898,260
Yamazaki Baking Co., Ltd.	102,000	1,098,951

		8,567,564

Health Care Equipment & Services 0.6%
Suzuken Co., Ltd.	46,800	1,227,606

Household & Personal Products 0.7%
Shiseido Co., Ltd.	109,000	1,598,051

Insurance 0.6%
NIPPONKOA Insurance Co., Ltd.	219,000	1,268,010

Materials 2.8%
Kaneka Corp.	248,000	1,226,153
Mitsui Chemicals, Inc.	492,000	1,204,308
Nippon Paper Group, Inc.	45,500	1,107,763
Sumitomo Chemical Co., Ltd.	334,000	1,148,266
Teijin Ltd.	604,000	1,319,709

		6,006,199

Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Dainippon Sumitomo Pharma Co., Ltd.	140,000	1,168,620
Hisamitsu Pharmaceutical Co., Inc.	43,600	1,347,056
Kyowa Hakko Kirin Co., Ltd.	160,000	1,364,624
Mitsubishi Tanabe Pharma Corp.	105,000	1,045,306
Ono Pharmaceutical Co., Ltd.	32,600	1,430,770
Santen Pharmaceutical Co., Ltd.	20,900	582,941
Shionogi & Co., Ltd.	37,000	637,760
Taisho Pharmaceutical Co., Ltd.	69,000	1,286,346

		8,863,423

Retailing 0.4%
Aoyama Trading Co., Ltd.	8,400	110,898
Marui Group Co., Ltd.	144,000	774,059
Takashimaya Co., Ltd.	9,000	52,156

		937,113

Software & Services 0.6%
Nomura Research Institute Ltd.	81,200	1,274,620

Technology Hardware & Equipment 1.4%
NEC Corp. *	422,000	1,147,736
OMRON Corp.	42,400	502,905
Seiko Epson Corp.	72,700	999,978
Tdk Corp.	8,800	332,638

		2,983,257

Transportation 1.4%
All Nippon Airways Co., Ltd.	397,000	1,553,133
West Japan Railway Co.	500	1,585,460

		3,138,593

Utilities 0.6%
Electric Power Development Co., Ltd.	45,600	1,359,996
Hokkaido Electric Power Co., Inc.	1,100	22,119

		1,382,115

		53,794,404

Luxembourg 0.0%

Household & Personal Products 0.0%
Oriflame Cosmetics S.A. SDR	3,025	94,446

Malaysia 1.0%

Banks 0.5%
Hong Leong Bank Berhad	165,500	243,244
Hong Leong Financial Group Berhad	126,500	162,497
Malayan Banking Berhad	505,000	535,274

		941,015

Capital Goods 0.1%
Hap Seng Consolidated Berhad	295,200	154,264
MMC Corp. Berhad	100,000	38,949

		193,213

Consumer Services 0.0%
Genting Berhad	65,000	65,615

Diversified Financials 0.0%
Multi-Purpose Holdings Bhd	18,000	5,479

Energy 0.0%
Petronas Dagangan Berhad	15,000	32,522

Food, Beverage & Tobacco 0.2%
British American Tobacco Malaysia Berhad	7,500	93,665
IOI Corp., Berhad	89,000	92,914
PPB Group Berhad	95,000	255,535

		442,114

Materials 0.0%
Lion Industries Corp. Berhad	440,000	73,689
Titan Chemicals Corp. Berhad	10,000	1,333

		75,022

Utilities 0.2%
Tenaga Nasional Berhad	43,000	71,968
YTL Corp., Berhad	52,000	99,237
YTL Power International Berhad	518,000	272,715

		443,920

		2,198,900

Mexico 1.5%

Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	362,300	480,594

Food & Staples Retailing 0.0%
Grupo Gigante S.A. de C.V., Class B	71,800	56,999

30 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.9%
Coca-Cola Femsa S.A.B. de C.V. (Femsa), Series L	126,900	430,734
Embotelladoras Arca S.A.	110,600	192,701
Grupo Bimbo S.A.B. de C.V., Series A	119,500	447,123
Grupo Continental, S.A.B.	141,900	229,304
Grupo Modelo, S.A. de C.V., Series C	194,800	589,970

		1,889,832

Materials 0.3%
Grupo Mexico S.A.B. de C.V., Series B	867,600	632,095

Media 0.0%
Grupo Televisa S.A.	16,300	44,303

Retailing 0.1%
Grupo Elektra, S.A. de C.V.	2,600	86,306

		3,190,129

Netherlands 2.0%

Capital Goods 0.2%
Imtech N.V.	33,758	464,138

Commercial & Professional Supplies 0.4%
Randstad Holding N.V. *	48,261	818,716

Food, Beverage & Tobacco 0.4%
Nutreco Holding N.V.	21,417	766,847

Materials 0.6%
James Hardie Industries N.V. CDI	165,894	485,410
Koninklijke DSM N.V.	32,400	852,529

		1,337,939

Semiconductors & Semiconductor Equipment 0.3%
STMicroelectronics N.V.	134,761	674,122

Transportation 0.1%
TNT N.V.	9,995	171,318

		4,233,080

New Zealand 0.3%

Materials 0.1%
Nufarm Ltd.	38,611	304,689

Utilities 0.2%
TrustPower Ltd.	16,031	64,502
Vector Ltd.	230,400	299,700

		364,202

		668,891

Papua New Guinea 0.1%

Materials 0.1%
Lihir Gold Ltd. *	107,400	242,991

Philippines 0.3%

Telecommunication Services 0.3%
Globe Telecom, Inc.	17,000	294,095
Philippine Long Distance Telephone Co.	1,000	44,711
Pilipino Telephone Corp.	1,532,000	269,102

		607,908

Poland 0.9%

Energy 0.7%
Polski Koncern Naftowy Orlen S.A.	132,000	910,241
Polskie Gornictwo Naftowe I Gazownictwo S.A.	646,000	625,790

		1,536,031

Telecommunication Services 0.2%
Telekomunikacja Polska S.A.	87,000	471,236

		2,007,267

Portugal 0.5%

Materials 0.0%
Semapa - Sociedade de Investimento e Gestao, SGPS, S.A.	4,584	38,640

Telecommunication Services 0.2%
Portugal Telecom SGPS S.A. - Reg’d	56,028	432,813

Utilities 0.3%
Redes Energeticas Nacionais S.A.	142,520	595,116

		1,066,569

Republic of Korea 4.8%

Automobiles & Components 0.0%
Hyundai Mobis	1,590	92,336

Banks 0.1%
Hana Financial Group, Inc.	10,000	152,363

Capital Goods 1.1%
Doosan Corp.	320	23,363
Hyundai Engineering & Construction Co., Ltd.	21,950	946,168
LG Corp.	17,910	645,303
LS Corp.	8,120	461,524
Samsung C&T Corp.	3,850	111,736
Samsung Heavy Industries Co., Ltd.	5,710	107,149
SK Holdings Co., Ltd.	1,090	85,496

		2,380,739

Commercial & Professional Supplies 0.0%
S1 Corp.	1,810	60,878

Consumer Durables & Apparel 0.0%
Youngone Corp.	15,880	99,946

Consumer Services 0.3%
Kangwon Land, Inc.	62,830	628,078

Diversified Financials 0.0%
Shinyoung Securities Co., Ltd. *	3,590	94,914

Energy 0.1%
SK Energy Co., Ltd.	2,669	172,803

Food & Staples Retailing 0.1%
Shinsegae Co., Ltd.	660	207,287

Food, Beverage & Tobacco 0.4%
Dongwon Industries Co., Ltd.	1,390	86,190

See financial notes 31

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

KT&G Corp.	15,250	841,753

		927,943

Household & Personal Products 0.1%
LG Household & Health Care Ltd.	160	17,515
Pacific Corp.	2,790	176,365

		193,880

Insurance 0.3%
Samsung Fire & Marine Insurance Co., Ltd. *	5,320	619,570

Materials 0.5%
Korea Zinc Co., Ltd.	3,270	270,983
LG Chem Ltd. (a)	13,040	825,415
SeAH Holdings Corp.	1,155	51,099

		1,147,497

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Yuhan Corp.	1,006	134,934

Retailing 0.7%
GS Home Shopping, Inc.	980	36,327
Hyundai Department Store Co., Ltd.	7,160	373,505
Lotte Shopping Co., Ltd	7,100	988,909

		1,398,741

Semiconductors & Semiconductor Equipment 0.1%
Hynix Semiconductor, Inc. *	15,630	140,722

Software & Services 0.1%
NHN Corp. *	2,230	245,715

Telecommunication Services 0.8%
KT Corp.	26,740	744,001
KT Freetel Co., Ltd. *	29,760	597,086
LG Telecom Ltd.	59,940	367,102

		1,708,189

		10,406,535

Russia 1.5%

Energy 0.8%
Tatneft GDR - Reg’d	35,054	1,614,237

Telecommunication Services 0.7%
Comstar United Telesystems OJSC GDR	30,397	101,830
Mobile TeleSystems ADR	21,600	646,272
Sistema JSFC GDR	146,540	837,609

		1,585,711

		3,199,948

Singapore 1.2%

Capital Goods 0.5%
Fraser & Neave Ltd.	226,000	376,488
Haw Par Corp., Ltd.	33,000	75,829
SembCorp Industries Ltd.	406,000	629,706
Singapore Technologies Engineering Ltd.	67,000	108,551

		1,190,574

Retailing 0.3%
Jardine Cycle & Carriage Ltd.	73,000	569,893

Semiconductors & Semiconductor Equipment 0.0%
STATS ChipPAC Ltd. *	147,000	30,471

Transportation 0.4%
ComfortDelGro Corp., Ltd.	507,000	454,040
Singapore Airlines Ltd.	55,000	362,719
SMRT Corp., Ltd.	77,000	77,522

		894,281

		2,685,219

South Africa 3.9%

Capital Goods 0.3%
Aveng Ltd.	244,593	673,043
Bidvest Group Ltd.	6,060	56,252

		729,295

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd	486,000	517,564

Diversified Financials 0.3%
Investec Ltd.	153,735	631,238

Health Care Equipment & Services 0.3%
Medi-Clinic Corp., Ltd.	275,000	625,558

Insurance 0.3%
Sanlam Ltd.	414,564	737,467

Materials 1.7%
Assore Ltd.	6,864	319,405
Gold Fields Ltd.	164,000	1,842,232
Harmony Gold Mining Co., Ltd. *	129,000	1,392,674

		3,554,311

Retailing 0.3%
Imperial Holdings Ltd.	100,000	565,120

Telecommunication Services 0.5%
Telkom South Africa Ltd.	86,113	959,428

		8,319,981

Spain 0.4%

Commercial & Professional Supplies 0.0%
Prosegur, Compania de Seguridad S.A.	875	23,563

Food, Beverage & Tobacco 0.1%
Ebro Puleva S.A.	11,705	137,387

Insurance 0.1%
Grupo Catalana Occidente S.A.	14,980	177,113

Utilities 0.2%
Acciona S.A.	4,100	421,736
Gas Natural SDG S.A.	7,571	103,669

		525,405

		863,468

Sweden 1.8%

Commercial & Professional Supplies 0.4%
Securitas AB, B Shares	104,969	766,168

Health Care Equipment & Services 0.2%
Getinge AB, Class B	33,524	324,678

Materials 0.5%
Svenska Cellulosa AB (SCA), A Shares	10,000	75,297

32 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Svenska Cellulosa AB (SCA), B Shares	139,961	1,062,260

		1,137,557

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Meda AB, A Shares	101,351	599,864

Telecommunication Services 0.4%
Tele2 AB, B Shares	114,000	961,017

		3,789,284

Switzerland 1.7%

Banks 0.4%
Banque Cantonale Vaudoise - Reg’d	2,640	875,286

Capital Goods 0.3%
Sulzer AG - Reg’d	15,104	779,410

Insurance 0.6%
Baloise Holding AG - Reg’d	11,270	720,293
Helvetia Holding AG - Reg’d	2,400	511,083

		1,231,376

Materials 0.2%
Clariant AG - Reg’d *	92,000	356,992

Utilities 0.2%
BKW FMB Energie AG	6,251	449,923
Energiedienst Holding AG - Reg’d *	600	25,828

		475,751

		3,718,815

Taiwan 4.7%

Banks 0.5%
Chang Hwa Commercial Bank	1,562,000	526,309
Taiwan Cooperative Bank	1,418,278	660,423

		1,186,732

Capital Goods 0.5%
CTCI Corp.	168,000	116,682
Far Eastern Textile Ltd.	1,135,091	884,915

		1,001,597

Consumer Durables & Apparel 0.1%
Asia Optical Co., Inc.	89,000	106,420

Diversified Financials 0.2%
Fubon Financial Holding Co. Ltd.	558,000	337,290

Insurance 0.2%
Shin Kong Financial Holding Co., Ltd.	1,840,000	529,063

Materials 0.6%
China Manmade Fibers Corp.	633,000	91,842
China Steel Corp.	960,000	630,132
Formosa Chemicals & Fibre Corp.	184,000	217,558
Formosa Plastics Corp.	300,000	452,898

		1,392,430

Semiconductors & Semiconductor Equipment 0.4%
MediaTek, Inc.	72,000	677,784
Siliconware Precision Industries Co.	24,000	25,236
United Microelectronics Corp.	332,000	108,373

		811,393

Technology Hardware & Equipment 1.8%
Acer, Inc.	156,382	235,477
Asustek Computer, Inc.	270,864	285,603
AU Optronics Corp.	456,163	379,764
Compal Electronics, Inc.	1,040,847	747,476
Delta Electronics, Inc.	32,000	58,992
Gigabyte Technology Co., Ltd.	257,000	142,066
HTC Corp.	49,000	603,336
Lite-On Technology Corp.	636,397	431,428
Quanta Computer, Inc.	667,836	843,966
Yageo Corp.	1,054,000	188,201

		3,916,309

Telecommunication Services 0.4%
Far EasTone Telecommunications Co., Ltd.	856,544	881,557
Taiwan Mobile Co., Ltd.	21,000	30,484

		912,041

		10,193,275

Thailand 0.6%

Banks 0.3%
Bangkok Bank Public Co., Ltd. NVDR	294,000	617,458

Energy 0.1%
Banpu Public Co., Ltd. - Reg’d	7,000	42,278
PTT Exploration & Production Public Co., Ltd. NVDR	21,000	57,689

		99,967

Food, Beverage & Tobacco 0.1%
Thai Beverage Public Co., Ltd.	1,893,000	218,123

Utilities 0.1%
Electricity Generating PCL	126,000	235,276
Ratchaburi Electricity Generating Holding Public Co., Ltd. NVDR	46,000	49,932

		285,208

		1,220,756

Turkey 0.6%

Capital Goods 0.3%
Koc Holding A/S *	555,000	779,456

Energy 0.3%
Petrol Ofisi A/S *	252,000	577,145

		1,356,601

United Kingdom 7.0%

Capital Goods 0.2%
Qinetiq Group plc	189,000	358,181

Consumer Services 0.9%
Compass Group plc	106,000	484,761
Thomas Cook Group plc	308,000	1,060,619
Whitbread plc	40,464	456,973

		2,002,353

See financial notes 33

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.1%
Investec plc	75,002	314,038

Food & Staples Retailing 0.2%
J Sainsbury plc	104,000	466,156

Food, Beverage & Tobacco 0.5%
Associated British Foods plc	45,900	421,314
Tate & Lyle plc	173,000	645,316

		1,066,630

Insurance 1.4%
Brit Insurance Holdings plc	156,000	403,354
Friends Provident plc	576,000	571,146
Legal & General Group plc	594,000	365,723
Old Mutual plc	582,840	433,906
RSA Insurance Group plc	535,428	998,452
St. James’s Place plc	105,781	252,951

		3,025,532

Media 0.5%
Informa plc	10,136	38,187
Pearson plc	44,000	442,478
WPP plc	89,505	503,358

		984,023

Retailing 1.1%
Home Retail Group plc	316,000	1,017,434
Kingfisher plc	664,728	1,424,858

		2,442,292

Software & Services 0.6%
Dimension Data Holdings plc	172,665	100,618
Logica plc	230,662	210,288
The Sage Group plc	393,000	952,417

		1,263,323

Technology Hardware & Equipment 0.2%
Spectris plc	69,190	399,023

Telecommunication Services 0.7%
BT Group plc	378,000	421,719
Cable & Wireless	594,864	1,189,610

		1,611,329

Transportation 0.3%
Arriva plc	107,200	569,778

Utilities 0.3%
Centrica plc	62,943	205,467
Tanjong plc	123,000	465,900

		671,367

		15,174,025

Total Common Stock (Cost $254,055,862)		203,818,432

Preferred Stock 2.5% of net assets

Brazil 2.5%
All America Latina Logistica	11,728	7,381
Brasil Telecom Participacoes S.A.	43,000	310,486
Brasil Telecom S.A.	68,900	383,149
Centrais Eletricas de Santa Catarina S.A., Class B	7,200	97,179
Companhia Energetica de Minas Gerais	30,000	446,039
Companhia Paranaense de Energia-Copel, Class B	36,000	374,006
Fertilizantes Fosfatados S.A.	51,600	302,515
Gerdau S.A.	141,600	787,430
Tele Norte Leste Participacoes S.A.	57,500	805,583
Telecomunicacoes de Sao Paulo S.A.	24,300	504,803
Telemar Norte Leste S.A., Class A	15,000	338,183
Tim Participacoes S.A.	210,000	261,623
Usinas Siderurgicas de Minas Gerais S.A., Class A	23,600	300,119
Vivo Participacoes S.A.	37,800	497,808

Total Preferred Stock (Cost $6,551,902)		5,416,304

Rights 0.0% of net assets

Finland 0.0%
Pohjola Bank PLC Rights (a) *	4,096	5,566

Malaysia 0.0%
Malayan Bk Bhd (a) *	227,250	69,818

Total Rights (Cost $—)		75,384

Other Investment Company 1.3% of net assets

United States 1.3%
State Street Institutional Liquid Reserves Fund – Institutional Class	2,758,462	2,758,462

Total Other Investment Company (Cost $2,758,462)		2,758,462

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $269,094,455 and the unrealized appreciation and depreciation were $7,757,486 and ($64,783,359), respectively, with a net unrealized depreciation of ($57,025,873).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $182,175,439 were adjusted from their closing market values following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
ADR — American Depositary Receipt
CDI — CHESS Depositary Interest
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
Reg’d — Registered
SDR — Swedish Depositary Receipt

34 See financial notes

 Laudus Rosenberg International Discovery Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $263,366,226)		$212,068,582
Foreign currency, at value (cost $2,428,340)		2,381,760
Receivables:
Investments sold		4,428,605
Dividends		1,157,449
Fund shares sold		779,333
Foreign tax reclaims		78,633
Due from manager		44,403
Interest		436
Prepaid expenses	+	2,939

Total assets		220,942,140

Liabilities
Payables:
Investments bought		3,885,186
Fund shares redeemed		316,662
Custodian fees		260,924
Foreign capital gains tax expense		2,216
Distribution and shareholder services fees		597
Accrued expenses	+	280,471

Total liabilities		4,746,056

Net Assets
Total assets		220,942,140
Total liabilities	−	4,746,056

Net assets		$216,196,084
Net Assets by Source
Capital received from investors		420,578,050
Net investment income not yet distributed		816,458
Net realized capital losses		(153,817,936)
Net unrealized capital losses		(51,380,488)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$34,004,612		5,633,634		$6.04
Select Shares	$182,191,472		30,196,351		$6.03

See financial notes 35

 Laudus Rosenberg International Discovery Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $923,045)		$8,820,087
Interest	+	69,973

Total Investment Income		8,890,060

Net Realized Gains and Losses
Net realized losses on investments		(144,835,440)
Net realized gains on foreign currency transactions	+	140,812

Net realized losses		(144,694,628)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(45,012,323)
Net unrealized losses on foreign currency translations	+	(96,291)

Net unrealized losses		(45,108,614)

Expenses
Investment adviser fees		2,669,538
Transfer agent fees		660,039
Custodian fees		346,157
Distribution and shareholder services fees (Investor Shares)		216,502
Sub-Accounting fees (Investor Shares)		140,010
Accounting and administration fees		89,603
Professional fees		67,174
Shareholder reports		61,338
Registration fees		55,086
Interest expense		3,746
Trustees’ fees		3,546
Other expenses	+	70,185

Total expenses		4,382,924
Expense reduction by adviser	−	516,875
Custody credits	−	476

Net expenses		3,865,573

Increase (Decrease) in Net Assets from Operations
Total investment income		8,890,060
Net expenses	−	3,865,573

Net investment income		5,024,487
Net realized losses		(144,694,628)
Net unrealized losses	+	(45,108,614)

Decrease in net assets from operations		($184,778,755)

36 See financial notes

 Laudus Rosenberg International Discovery Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income		$5,024,487	$1,728,062
Net realized losses		(144,694,628)	(2,339,694)
Net unrealized losses	+	(45,108,614)	(14,507,335)

Decrease in net assets from operations		(184,778,755)	(15,118,967)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		887,943	1,224,195
Select Shares	+	4,211,558	720,949

Total distributions from net investment income		5,099,501	1,945,144

Distributions from net realized gains
Investor Shares		—	5,727,789
Select Shares	+	—	2,753,798

Total distributions from net realized gains		—	8,481,587

Total distributions		$5,099,501	$10,426,731

Transactions in Fund Shares[1]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		2,380,148	$24,115,172	11,324,623	$144,113,465
Select Shares	+	32,278,723	280,376,112	11,862,466	145,518,579

Total shares sold		34,658,871	$304,491,284	23,187,089	$289,632,044

Shares Reinvested
Investor Shares		85,708	$580,245	545,156	$6,361,968
Select Shares	+	549,064	3,711,673	203,036	2,373,494

Total shares reinvested		634,772	$4,291,918	748,192	$8,735,462

Shares Redeemed
Investor Shares		(7,502,921)	($56,218,275)	(5,484,170)	($64,769,656)
Select Shares	+	(14,822,685)	(108,063,780)	(1,465,877)	(17,223,557)

Total shares redeemed		(22,325,606)	($164,282,055)	(6,950,047)	($81,993,213)

Net transactions in fund shares		12,968,037	$144,501,147	16,985,234	$216,374,293

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		22,861,948	$261,573,193	5,876,714	$70,744,598
Total increase (decrease)	+	12,968,037	(45,377,109)	16,985,234	190,828,595

End of period		35,829,985	$216,196,084	22,861,948	$261,573,193

Net investment income not yet distributed			$816,458		$358,822

[1]	Effective on July 31, 2008, the Institutional Shares were redesignated as Select Shares.

See financial notes 37

Laudus Rosenberg International Small Capitalization Fund

Financial Statements

Financial Highlights

	4/1/08–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Investor Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	16.74	22.38	20.74	16.73	13.83

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.36	0.20	0.08	0.03 [1]
Net realized and unrealized gains (losses)	(9.06)	(2.60)	3.82	4.89	3.51

Total from investment operations	(8.74)	(2.24)	4.02	4.97	3.54
Less distributions:
Distributions from net investment income	(0.21)	(0.63)	(0.30)	(0.04)	(0.02)
Distributions from net realized gains	—	(2.77)	(2.08)	(0.92)	(0.62)

Total distributions	(0.21)	(3.40)	(2.38)	(0.96)	(0.64)

Net asset value at end of period	7.79	16.74	22.38	20.74	16.73

Total return (%)	(52.40)	(10.27)	20.35	30.48	26.16

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.49	1.45	1.47	1.60	1.83
Gross operating expenses	1.49	1.45	1.47	1.60	1.88
Net investment income (loss)	2.05	1.55	0.87	0.42	0.20
Portfolio turnover rate	79	105	92	102	60
Net assets, end of period ($ x 1,000)	147,608	523,709	882,163	804,340	355,766

	4/1/08[2]–	4/1/07–	4/1/06–	4/1/05–	4/1/04–
Select Shares	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05

Per-Share Data ($)

Net asset value at beginning of period	16.97	22.67	20.97	16.89	13.94

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.34	0.26	0.13	0.08 [1]
Net realized and unrealized gains (losses)	(9.12)	(2.55)	3.90	4.95	3.53

Total from investment operations	(8.82)	(2.21)	4.16	5.08	3.61
Less distributions:
Distributions from net investment income	(0.28)	(0.73)	(0.38)	(0.08)	(0.04)
Distributions from net realized gains	—	(2.76)	(2.08)	(0.92)	(0.62)

Total distributions	(0.28)	(3.49)	(2.46)	(1.00)	(0.66)

Net asset value at end of period	7.87	16.97	22.67	20.97	16.89

Total return (%)	(52.20)	(9.97)	20.82	30.90	26.52

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	1.09	1.10	1.25	1.49
Gross operating expenses	1.11	1.09	1.10	1.25	1.55
Net investment income (loss)	2.39	1.87	1.21	0.85	0.50
Portfolio turnover rate	79	105	92	102	60
Net assets, end of period ($ x 1,000)	195,990	612,703	1,048,829	698,064	270,646

1 Calculated based on the average shares outstanding during the period.
2 Effective July 31, 2008, the Institutional Shares were redesignated as Select Shares.

38 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

95.3%	Common Stock	498,557,725	327,579,410
0.8%	Preferred Stock	4,776,295	2,755,801
—%	Rights	—	2,258
—%	Warrants	—	1,264
1.5%	Other Investment Company	4,967,012	4,967,012

97.6%	Total Investments	508,301,032	335,305,745
2.4%	Other Assets and Liabilities, Net		8,292,258

100.0%	Net Assets		343,598,003

	Number	Value
Security	of Shares	($)

Common Stock 95.3% of net assets

Australia 3.0%

Banks 0.0%
Bank of Queensland Ltd.	471	2,767

Capital Goods 0.1%
Austal Ltd.	27,595	33,422
Emeco Holdings Ltd.	1,165,573	328,953

		362,375

Commercial & Professional Supplies 0.3%
Campbell Brothers Ltd.	26,874	255,450
Corporate Express Australia Ltd.	121,489	246,276
Downer EDI Ltd.	141,123	436,251
Salmat Ltd.	39,150	103,074

		1,041,051

Consumer Services 0.2%
Crown Ltd.	33,350	148,041
Navitas Ltd.	362,311	577,117

		725,158

Diversified Financials 0.0%
Perpetual Ltd.	2,900	54,391

Energy 0.3%
Australian Worldwide Exploration Ltd.	43,770	74,323
Beach Petroleum Ltd.	940,300	579,074
Caltex Australia Ltd.	3,400	21,124
Extract Resources Ltd. *	12,000	37,794
Pan Pacific Petroleum NL *	1,098,111	236,662

		948,977

Food & Staples Retailing 0.0%
ABB Grain Ltd.	3,200	13,336
AWB Ltd.	105,035	89,959

		103,295

Food, Beverage & Tobacco 0.2%
Goodman Fielder Ltd.	1,143,200	828,463

Health Care Equipment & Services 0.5%
Ansell Ltd.	11,900	70,822
Healthscope Ltd.	155,800	443,837
IBA Health Group Ltd. *	189,381	80,617
Primary Health Care Ltd.	45,600	144,608
Ramsay Health Care Ltd.	34,580	236,375
Sigma Pharmaceuticals Ltd.	1,137,173	839,970

		1,816,229

Insurance 0.2%
Tower Australia Group Ltd.	343,252	552,481

Materials 0.3%
Centamin Egypt Ltd. *	21,100	19,273
Dominion Mining Ltd.	89,000	348,743
Forest Enterprises Australia Ltd.	39,650	5,113
Gunns Ltd.	460,773	288,827
Iluka Resources Ltd. *	71,100	199,299
Sino Gold Mining Ltd. *	27,300	101,617
TFS Corp., Ltd.	405,800	243,112

		1,205,984

Media 0.1%
Amalgamated Holdings Ltd.	98,998	267,793
Consolidated Media Holdings Ltd.	31,100	43,396

		311,189

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Arana Therapeutics Ltd.	331,835	322,770

Real Estate 0.1%
Bunnings Warehouse Property Trust	80,161	87,462
ING Office Fund	1,112,079	329,155
Macquarie Office Trust	211,600	25,136

		441,753

Retailing 0.4%
ARB Corp., Ltd.	4,362	9,126
David Jones Ltd.	132,500	258,004
JB Hi-Fi Ltd.	95,257	764,766
The Reject Shop Ltd.	48,200	352,106

		1,384,002

Telecommunication Services 0.1%
iiNET Ltd.	191,514	200,858

Utilities 0.1%
Energy Developments Ltd.	174,967	154,152
Spark Infrastructure Group	46,100	32,488

		186,640

		10,488,383

Austria 0.2%

Consumer Durables & Apparel 0.0%
Linz Textil Holding AG	76	9,592

See financial notes 39

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Real Estate 0.2%
Conwert Immobilien Invest SE *	90,421	568,728

Software & Services 0.0%
S&T System Integration & Technology Distribution AG *	4,341	47,993

		626,313

Belgium 2.5%

Capital Goods 0.0%
Societe Anonyme Belge de Constructions Aeronautques	681	11,473

Consumer Durables & Apparel 0.0%
Jensen Group N.V.	12,000	76,938

Diversified Financials 0.2%
Banque Nationale de Belgique	219	639,771

Food & Staples Retailing 0.8%
Delhaize Group	45,132	2,928,792

Food, Beverage & Tobacco 0.0%
Pinguin N.V. *	313	4,221

Health Care Equipment & Services 0.3%
Omega Pharma S.A.	49,994	1,099,571

Materials 0.9%
Recticel S.A.	37,999	112,183
Solvay S.A.	4,258	298,619
Tessenderlo Chemie N.V.	83,833	2,551,073

		2,961,875

Retailing 0.3%
S.A. D’Ieteren N.V.	7,336	1,047,700

		8,770,341

Canada 5.8%

Banks 0.2%
Laurentian Bank of Canada	32,100	677,237
National Bank of Canada	1,400	44,705

		721,942

Capital Goods 0.1%
Toromont Industries Ltd.	12,960	241,150

Commercial & Professional Supplies 0.4%
BFI Canada Ltd.	93,200	691,903
Stantec, Inc. *	42,778	773,587

		1,465,490

Diversified Financials 0.1%
TMX Group, Inc.	14,200	402,641

Energy 0.7%
Harvest Energy Trust	5,390	19,665
Mullen Group Income Fund	83,400	603,274
Pembina Pipeline Income Fund	63,030	698,889
Petro-Canada	19,700	529,219
Provident Energy Trust	59,450	226,804
Savanna Energy Services Corp.	112,040	453,208

		2,531,059

Food & Staples Retailing 0.5%
Alimentation Couche Tard, Inc., Class B	95,680	1,003,244
Empire Co., Ltd., Class A	13,600	571,700
George Weston Ltd.	3,000	139,197

		1,714,141

Food, Beverage & Tobacco 0.1%
Maple Leaf Foods, Inc.	61,900	399,640
Viterra, Inc. *	14,430	100,488

		500,128

Health Care Equipment & Services 0.0%
CML Healthcare Income Fund	600	6,263

Materials 0.8%
Canfor Corp. *	137,190	522,297
IAMGOLD Corp.	147,460	1,272,497
PAN American Silver Corp. *	800	14,131
West Fraser Timber Co., Ltd.	35,400	627,249
Yamana Gold, Inc.	20,360	190,068

		2,626,242

Media 0.5%
Cogeco Cable, Inc.	27,400	684,565
Corus Entertainment, Inc., Class B	27,200	294,048
Quebecor, Inc., Class B	51,000	726,087

		1,704,700

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Biovail Corp.	86,300	938,430
MDS, Inc. *	63,590	298,078

		1,236,508

Real Estate 0.5%
BPO Properties Ltd.	100	2,379
Calloway Real Estate Investment Trust	81,700	647,353
FirstService Corp. *	42,410	348,820
MI Developments, Inc., Class A	88,500	541,894

		1,540,446

Retailing 0.3%
Leon’s Furniture Ltd.	59,000	445,027
RONA, Inc. *	72,100	678,797
Sears Canada, Inc. *	3,300	49,730

		1,173,554

Software & Services 0.5%
CGI Group, Inc., Class A *	72,700	586,997
Open Text Corp. *	32,200	1,112,749

		1,699,746

Technology Hardware & Equipment 0.2%
Celestica, Inc. *	199,380	703,713

Telecommunication Services 0.2%
Manitoba Telecom Services, Inc.	20,900	529,628

Utilities 0.3%
ATCO Ltd., Class I	18,100	516,815
Canadian Utilities Ltd., Class A	1,950	56,839
Emera, Inc.	18,400	277,722
Fortis, Inc.	18,100	317,841

		1,169,217

		19,966,568

Cayman Islands 0.1%

Materials 0.0%
Yip’s Chemical Holdings Ltd.	32,000	9,719

40 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
China Shineway Pharmaceutical Group Ltd.	18,000	10,210

Real Estate 0.0%
HKR International Ltd.	224,000	54,122

Telecommunication Services 0.0%
Hutchison Telecommunications International Ltd.	58,000	18,143

Utilities 0.1%
Towngas China Co., Ltd. *	429,000	83,815

		176,009

China 0.3%

Consumer Durables & Apparel 0.1%
Weiqiao Textile Co., Ltd., Class H	927,000	275,508

Technology Hardware & Equipment 0.0%
Great Wall Technology Co., Ltd., Class H *	6,000	636

Transportation 0.2%
Sichuan Expressway Co., Ltd., Class H *	3,764,000	705,196

Utilities 0.0%
Xinao Gas Holdings Ltd.	18,000	18,125

		999,465

Denmark 0.8%

Banks 0.0%
Ostjydsk Bank A/S *	658	36,622

Capital Goods 0.1%
DLH A/S, Class B	27,383	67,532
Monberg & Thorsen A/S, Class B	7,500	222,231
Ove Arkil Holding A/S, Class B	899	99,314

		389,077

Materials 0.6%
Auriga Industries A/S, Class B	106,963	1,850,376

Real Estate 0.0%
TK Development A/S *	42,974	128,421

Transportation 0.1%
DFDS A/S	5,770	290,684

		2,695,180

Finland 2.1%

Capital Goods 0.5%
Cramo Oyj	169,408	1,137,275
Larox Oyj	23,725	189,182
Lemminkainen Oyj	1,802	37,799
PKC Group Oyj	79,997	286,963
Raute Oyj, A Shares	2,839	26,627

		1,677,846

Materials 0.5%
Kemira Oyj *	266,797	1,712,655

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	34,887	504,849

Semiconductors & Semiconductor Equipment 0.0%
Okmetic Oyj	60,000	159,255

Software & Services 0.9%
Digia plc *	73,761	146,866
TietoEnator Oyj	271,918	2,817,703

		2,964,569

Technology Hardware & Equipment 0.1%
Scanfil Oyj	80,982	210,791

Transportation 0.0%
Finnair Oyj *	21,793	106,372

		7,336,337

France 7.9%

Capital Goods 1.6%
Compagnie Industrielle et Financiere d’ Entreprises	2,392	109,673
Ginger (Groupe Ingenierie Europe)	8,834	112,727
Securidev S.A.	356	7,846
Thales S.A.	136,502	5,168,918
Zodiac Aerospace	1,426	36,132

		5,435,296

Commercial & Professional Supplies 0.2%
Assystem	77,028	542,282
Groupe Crit	21,181	205,250
Teleperformance	2,500	68,770

		816,302

Consumer Durables & Apparel 0.2%
Nexity	39,340	840,134

Consumer Services 0.1%
Compagnie des Alpes	4,130	117,268
Pierre & Vacances	3,129	161,657

		278,925

Food, Beverage & Tobacco 0.1%
Sucriere de Pithiviers Le Vieil	266	184,934
Vranken - Pommery Monopole	3,746	92,278

		277,212

Materials 0.3%
Gascogne	1,170	37,159
Gevelot	2,121	36,607
Guillin Emballages	60	2,689
Internationale de Plantations d’Heveas S.A.	1,310	31,318
Rougier S.A.	2,620	73,082
Sequana	150,169	773,396

		954,251

Media 0.6%
Havas S.A.	448,391	1,155,067
M6 Metropole Television	61,600	1,005,200

		2,160,267

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Boiron S.A.	329	8,825

Real Estate 0.0%
Acanthe Developpement S.A. *	37,981	56,950

Software & Services 4.0%
Altran Technologies S.A. *	425,503	1,277,174
Atos Origin S.A. *	138,685	3,557,985

See financial notes 41

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Aubay	58,060	170,823
Ausy *	12,369	239,818
Cap Gemini	196,800	6,324,971
ESI Group *	9,000	80,010
GFI Informatique	55,536	167,367
Groupe Steria S.C.A.	86,239	1,216,950
Jet Multimedia (a)	15,000	98,649
Linedata Services	51,106	297,714
Sopra Group	1,322	43,961
Tessi S.A.	3,864	129,429

		13,604,851

Technology Hardware & Equipment 0.0%
HF Co.	1,890	15,307

Transportation 0.8%
Air France-KLM	279,028	2,480,977
Norbert Dentressangle	8,807	267,234

		2,748,211

		27,196,531

Germany 4.8%

Automobiles & Components 0.1%
Bertrandt AG	22,809	405,139

Capital Goods 1.4%
Bilfinger Berger AG	14,486	544,785
Duerr AG	51,356	665,473
Gesco AG	8,232	354,519
Indus Holding AG	50,869	588,333
KSB AG	1,393	490,983
MTU Aero Engines Holding AG	22,310	521,062
Muehlbauer Holding AG & Co.	5,460	120,856
Rheinmetall AG	15,315	518,571
Tognum AG	115,642	1,003,055
Westag & Getalit AG	2,631	28,064

		4,835,701

Commercial & Professional Supplies 0.0%
Amadeus Fire AG	11,478	144,744

Consumer Durables & Apparel 0.0%
Loewe AG	773	7,991

Consumer Services 0.0%
IFA Hotel & Touristik AG *	5,170	23,712

Diversified Financials 0.0%
ADCapital AG	498	3,301

Food & Staples Retailing 0.0%
WASGAU Produktions & Handels AG	1,500	10,112

Food, Beverage & Tobacco 0.4%
Frosta AG	4,880	92,657
Sektkellerei Schloss Wachenheim AG *	21,039	108,661
Suedzucker AG	62,866	1,212,722

		1,414,040

Health Care Equipment & Services 0.4%
Fresenius SE	32,365	1,225,257

Materials 1.2%
Lanxess	242,596	4,122,610

Retailing 0.2%
Hornbach Baumarkt Aktiengesellschaft AG	2,542	80,191
Praktiker Bau- und Heimwerkermaerkte Holding AG	115,306	604,450

		684,641

Semiconductors & Semiconductor Equipment 0.0%
ELMOS Semiconductor AG *	33,286	79,069

Software & Services 0.2%
Bechtle AG	15,839	251,432
Integralis AG *	33,677	128,950
REALTECH AG	10,055	74,642
syzygy AG	53,528	202,617

		657,641

Technology Hardware & Equipment 0.3%
Augusta Technologie AG *	27,989	296,467
Boewe Systec AG	18,723	94,181
Euromicron AG	25,107	337,113
Funkwerk AG	38,000	208,479

		936,240

Transportation 0.6%
D. Logistics AG *	159,124	227,887
Deutsche Lufthansa AG - Reg’d	152,100	1,647,801

		1,875,688

		16,425,886

Greece 0.0%

Banks 0.0%
Bank of Greece	86	4,804

Hong Kong 2.0%

Banks 0.2%
Hongkong Chinese Ltd.	180,000	13,478
Industrial & Commercial Bank of China (Asia) Ltd.	704,000	748,669

		762,147

Capital Goods 0.1%
Miramar Hotel & Investment Co., Ltd.	223,000	144,360
Shui On Construction & Materials Ltd.	218,000	209,525

		353,885

Consumer Durables & Apparel 0.2%
Texwinca Holdings Ltd.	824,000	423,201
Truly International Holdings Ltd.	252,000	136,978
USI Holdings Ltd.	514,727	71,162

		631,341

Consumer Services 0.0%
Cafe De Coral Holdings Ltd.	12,000	23,547
Mandarin Oriental International Ltd.	122,000	96,902

		120,449

Diversified Financials 0.2%
Allied Group Ltd.	207,600	325,794
Allied Properties (H.K.) Ltd.	1,678,000	131,863
Asia Financial Holdings Ltd.	526,000	131,109

42 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Lippo Ltd.	100,000	13,450

		602,216

Food, Beverage & Tobacco 0.0%
Pacific Andes (Holdings) Ltd.	233,000	24,541

Materials 0.0%
Minmetals Resources Ltd.	68,000	11,674

Real Estate 0.3%
Champion Real Estate Investment Trust	742,000	177,507
China Motor Bus Co., Ltd.	4,000	19,712
Pacific Century Premium Developments Ltd. *	1,462,000	263,716
Soundwill Holdings Ltd.	580,000	135,988
Tai Sang Land Development Ltd.	101,000	29,875
Tian An China Investments Co., Ltd.	20,000	5,341
Wheelock Properties Ltd.	930,000	306,622

		938,761

Retailing 0.2%
Aeon Stores Hong Kong Co., Ltd.	4,000	5,060
Chow Sang Sang Holdings International Ltd.	164,000	94,998
Dickson Concepts International Ltd.	129,500	33,989
Goldlion Holdings Ltd.	341,000	46,554
Sa Sa International Holdings Ltd.	50,000	15,548
Tan Chong International Ltd.	1,254,000	205,478
Wing On Co. International Ltd.	276,500	224,720

		626,347

Technology Hardware & Equipment 0.3%
Champion Technology Holdings Ltd.	4,363,582	152,073
Digital China Holdings Ltd.	119,000	49,772
VTech Holdings Ltd.	181,000	699,232

		901,077

Telecommunication Services 0.2%
Asia Satellite Telecommunications Holdings Ltd.	457,500	478,124
Citic 1616 Holdings Ltd.	84,000	16,048
SmarTone Telecommunications Holdings Ltd.	489,500	286,511

		780,683

Transportation 0.3%
Road King Infrastructure Ltd.	497,000	203,307
Transport International Holdings Ltd.	317,600	810,320

		1,013,627

		6,766,748

Ireland 0.2%

Consumer Durables & Apparel 0.0%
Abbey plc	15,931	70,841

Food & Staples Retailing 0.2%
Total Produce plc	1,608,382	578,471

Food, Beverage & Tobacco 0.0%
Donegal Creameries plc	8,185	16,852

		666,164

Italy 2.8%

Automobiles & Components 0.3%
Pirelli & C. S.p.A. *	4,603,424	1,074,282

Banks 0.0%
Banca Piccolo Credito Valtellinese Scarl	13,690	110,900
Banca Popolare dell’Emilia Romagna Scrl	547	5,994
Banco di Sardegna S.p.A.	3,288	41,046

		157,940

Capital Goods 0.6%
Astaldi S.p.A.	50,352	207,288
C.I.R. S.p.A. - Compagnie Industriali Riunite	8,457	8,736
Cofide S.p.A. - Compagnia Finanziaria De Benedetti	2,247,453	1,037,528
Irce S.p.A.	14,133	27,974
Vianini Lavori S.p.A.	118,000	611,318

		1,892,844

Consumer Durables & Apparel 0.1%
Benetton Group S.p.A.	2,833	18,446
Safilo Group S.p.A.	650,801	340,486

		358,932

Consumer Services 0.1%
Autogrill S.p.A.	9,607	55,341
I Grandi Viaggi S.p.A.	168,174	205,179

		260,520

Food, Beverage & Tobacco 0.3%
Davide Campari - Milano S.p.A.	178,081	1,130,101
La Doria S.p.A. *	20,301	38,622

		1,168,723

Health Care Equipment & Services 0.1%
El.En. S.p.A.	15,350	211,459

Household & Personal Products 0.1%
Mirato S.p.A.	51,665	295,198

Insurance 0.4%
Premafin Finanziaria S.p.A.	407,834	541,236
Unipol Gruppo Finanziario S.p.A. *	1,069,969	947,406

		1,488,642

Materials 0.1%
KME Group	371,182	298,426

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Recordati S.p.A.	17,915	97,526

Real Estate 0.0%
Immobiliare Grande Distribuzione	57,664	69,921
Realty Vailog S.p.A. *	10,929	23,820

		93,741

Software & Services 0.3%
Engineering Ingegneria Informatica S.p.A.	29,038	655,771
Reply S.p.A.	10,557	206,330

		862,101

Technology Hardware & Equipment 0.0%
Gefran S.p.A.	39,000	107,526

See financial notes 43

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.2%
Fastweb *	32,741	666,171

Transportation 0.1%
Autostrada Torino-Milano S.p.A.	1,858	10,597
Autostrade Meridionali S.p.A.	216	3,009
Societa Iniziative Autostradali e Servizi S.p.A.	35,869	181,659

		195,265

Utilities 0.1%
ACEA S.p.A.	26,526	316,789

		9,546,085

Japan 25.7%

Automobiles & Components 0.6%
Ahresty Corp.	5,600	16,430
Aisan Industry Co., Ltd.	56,300	261,486
Fuji Oozx, Inc.	1,000	2,100
HI-LEX Corp.	72,800	427,229
Ichishin Co., Ltd.	24,500	49,507
Kikuchi Co., Ltd.	2,100	15,589
Murakami Corp.	2,000	6,715
Nihon Plast Co., Ltd.	11,400	19,211
Nippon Seiki Co., Ltd.	39,000	242,336
Nishikawa Rubber Co., Ltd.	3,000	15,140
Nissan Shatai Co., Ltd.	88,000	512,813
Nittan Valve Co., Ltd.	8,300	20,375
Piolax, Inc.	6,100	73,178
Sanoh Industrial Co., Ltd.	300	1,184
SNT Corp.	600	1,703
SOFT99 Corp.	29,400	122,910
Suncall Corp.	57,000	111,222
TBK Co., Ltd.	3,000	3,384
Tigers Polymer Corp.	8,300	29,410
Unipres Corp.	9,100	64,038
Univance Corp.	9,600	16,668
Yachiyo Industry Co., Ltd.	100	506

		2,013,134

Banks 3.2%
Asax Co., Ltd.	2	1,042
Sapporo Hokuyo Holdings, Inc. *	219,000	621,001
The 77 Bank Ltd.	7,000	34,917
The Aichi Bank Ltd.	17,600	1,213,044
The Akita Bank Ltd.	1,000	3,754
The Bank of Nagoya Ltd.	1,000	4,211
The Bank of Saga Ltd.	40,000	132,812
The Biwako Bank Ltd.	1,000	1,041
The Chiba Kogyo Bank Ltd. *	78,700	774,886
The Eighteenth Bank Ltd.	337,000	1,159,397
The Higashi-Nippon Bank Ltd.	367,000	993,821
The Higo Bank Ltd.	51,000	295,514
The Hokuetsu Bank Ltd.	11,000	18,382
The Hyakugo Bank Ltd.	260,000	1,337,218
The Hyakujushi Bank Ltd.	25,000	118,181
The Kagawa Bank Ltd.	34,000	143,281
The Kita-Nippon Bank Ltd.	5,100	150,336
The Mie Bank Ltd.	81,000	254,037
The Minato Bank Ltd. *	8,000	11,967
The Nishi-Nippon City Bank Ltd.	471,000	1,031,647
The San-in Godo Bank Ltd.	190,000	1,466,456
The Taiko Bank Ltd.	63,000	129,377
The Tochigi Bank Ltd.	62,000	302,795
The Yamanashi Chuo Bank Ltd.	159,000	835,421

		11,034,538

Capital Goods 4.1%
Aichi Electric Co., Ltd.	3,000	4,804
Aida Engineering Ltd.	207,300	587,017
C-Cube Corp.	77,100	202,692
Chodai Co., Ltd.	23,000	55,595
Chudenko Corp.	71,500	997,274
CTI Engineering Co., Ltd.	38,300	230,976
Daiichi Kensetu Corp.	3,000	18,951
Daimei Telecom Engineering Corp.	21,000	195,326
Denkyosha Co., Ltd.	20,000	96,707
Fuji Machine Manufacturing Co., Ltd.	121,600	987,869
Furusato Industries Ltd.	26,500	216,218
Futaba Corp.	42,400	671,188
Inabata & Co., Ltd.	18,900	48,777
Ishikawajima Transportation Machinery Co., Ltd.	42,000	124,654
Japan Pulp & Paper Co., Ltd.	142,000	401,034
JFE Shoji Holdings, Inc.	181,000	485,178
Kamei Corp.	93,000	416,910
Kanaden Corp.	100,000	482,520
Koatsu Kogyo Co., Ltd.	22,000	53,230
Komori Corp.	31,200	256,561
Kowa Spinning Co., Ltd.	12,000	32,003
Kuroda Electric Co., Ltd.	1,800	9,948
Maeda Corp.	140,000	489,071
Marufuji Sheet Piling Co., Ltd.	29,000	38,618
Mitani Corp.	28,100	122,069
Miyachi Corp.	32,900	134,119
Musashi Co., Ltd.	500	6,609
Nagase & Co., Ltd.	143,000	1,107,002
Nakano Refrigerators Co., Ltd.	100	775
Nichireki Co., Ltd.	6,000	17,641
Nihon Decoluxe Co., Ltd.	2,000	6,991
Nishio Rent All Co., Ltd.	200	1,236
Nissei Plastic Industrial Co., Ltd.	55,600	136,832
Nitto Kogyo Corp.	50,600	390,669
Ohmoto Gumi Co., Ltd.	34,000	86,559
Okaya & Co., Ltd.	500	4,623
Oki Wintech Co., Ltd.	33,000	176,389
Onoken Co., Ltd.	47,300	351,887
Sanki Engineering Co., Ltd.	2,000	10,922
Sankyo Rikagaku Co., Ltd.	15,000	131,838
Sanso Electric Co., Ltd. *	27,000	57,145
SEC Carbon Ltd.	13,000	43,685
Seibu Electric Industry Co., Ltd.	66,000	253,886
Senshu Electric Co., Ltd.	19,100	151,472
ShinMaywa Industries Ltd.	296,000	621,488
Solcom Co., Ltd.	1,000	2,606
Sugimoto & Co., Ltd.	2,600	23,921
Sumikin Bussan Corp.	14,000	29,468
Taisei Oncho Co., Ltd.	40,000	116,615
Taisei Rotec Corp.	220,000	307,068
Takasago Thermal Engineering Co., Ltd.	7,000	43,202
Takeuchi Mfg. Co., Ltd.	43,900	282,141
Totech Corp.	40,000	106,793
Trinity Industrial Corp.	1,000	2,746
Trusco Nakayama Corp.	91,900	1,098,346

44 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Tsurumi Manufacturing Co., Ltd.	11,000	64,449
Tsuzuki Denki Co., Ltd.	6,000	14,972
Uehara Sei Shoji Co., Ltd.	51,000	172,385
Wakita & Co., Ltd.	50,000	162,027
YAMABIKO Corp.	25,300	293,422
Yondenko Corp.	115,000	551,029
Yurtec Corp.	9,000	48,281

		14,236,429

Commercial & Professional Supplies 0.1%
EJ Holdings, Inc.	120	12,182
FujiStaff Holdings, Inc.	64	7,213
Kawanishi Warehouse Co., Ltd. (b)	7,000	38,541
Kimura Unity Co., Ltd.	2,000	14,667
Kokuyo Co., Ltd.	8,000	59,030
Temp Holdings Co., Ltd.	2,800	14,370
Wesco, Inc.	37,300	38,107

		184,110

Consumer Durables & Apparel 1.5%
Charle Co., Ltd.	4,900	15,265
Cleanup Corp.	4,000	17,978
Corona Corp.	32,300	314,453
Fuji Corp.	15,000	78,372
Fujix Ltd.	11,000	30,476
Ichikawa Co., Ltd.	77,000	217,504
Jichodo Co., Ltd.	16,000	110,703
Kurabo Industries Ltd.	659,000	908,009
Miyuki Holdings Co., Ltd.	12,000	25,145
Onward Holdings Co., Ltd.	73,000	483,233
Roland Corp.	66,300	712,226
Sanei-International Co., Ltd.	37,700	251,448
SRI Sports Ltd.	459	358,028
Tachikawa Corp.	55,700	259,639
Tokyo Style Co., Ltd.	171,000	1,174,529
Toso Co., Ltd.	28,000	59,120
Yamato International, Inc.	9,300	33,409

		5,049,537

Consumer Services 0.3%
Daisyo Corp.	14,200	200,644
Eikoh, Inc.	11,100	32,745
Hurxley Corp.	100	809
Nippon Game Card Corp.	88	92,281
Resorttrust, Inc.	1,800	16,694
Royal Holdings Co., Ltd.	10,900	117,209
Shidax Corp.	102,600	329,253
Shingakukai Co., Ltd.	44,600	97,445

		887,080

Diversified Financials 0.3%
Century Leasing System, Inc.	52,200	312,195
Daiko Clearing Services Corp.	41,000	267,473
Fuyo General Lease Co., Ltd.	1,000	12,612
Hitachi Capital Corp.	13,600	146,396
Kyokuto Securities Co., Ltd.	2,300	7,345
Pocket Card Co., Ltd.	2,500	6,343
Ricoh Leasing Co., Ltd.	300	5,025
Takefuji Corp.	67,890	321,109

		1,078,498

Energy 0.4%
AOC Holdings, Inc.	5,100	28,138
Cosmo Oil Co., Ltd.	9,000	27,398
Itohchu Enex Co., Ltd.	91,200	482,709
Kanto Natural Gas Development Co., Ltd.	113,000	609,705
Sinanen Co., Ltd.	64,000	276,537

		1,424,487

Food & Staples Retailing 1.6%
Aeon Hokkaido Corp. *	2,600	8,288
Allied Hearts Holdings Co., Ltd.	10,000	19,287
Cawachi Ltd.	66,700	1,026,039
Circle K Sunkus Co., Ltd.	54,800	781,225
Create SD Co., Ltd. *	11,600	179,300
Heiwado Co., Ltd.	62,900	785,815
Itochu-Shokuhin Co., Ltd.	100	3,540
Kasumi Co., Ltd.	151,000	573,135
Kirindo Co., Ltd.	7,300	35,522
Marukyo Corp.	8,000	30,865
Maxvalu Nishinihon Co., Ltd.	3,200	40,452
Maxvalu Tokai Co., Ltd.	6,100	67,739
Ministop Co., Ltd.	50,000	782,754
Poplar Co., Ltd. *	1,900	12,077
S Foods, Inc.	1,000	7,925
San-A Co., Ltd.	4,400	123,381
Satoh & Co., Ltd.	100	846
Unimat Life Corp.	100	846
Universe Co., Ltd.	6,400	71,414
Uny Co., Ltd.	27,000	214,082
Valor Co., Ltd.	84,800	616,079

		5,380,611

Food, Beverage & Tobacco 2.3%
Coca-Cola Central Japan Co., Ltd.	84,700	1,127,667
DyDo Drinco, Inc.	4,500	115,193
House Foods Corp.	2,700	37,651
Itoham Foods, Inc.	75,000	216,894
Marudai Food Co., Ltd.	147,000	351,265
Meiji Seika Kaisha Ltd.	333,000	1,156,717
Mercian Corp.	216,000	370,704
Mikuni Coca-Cola Bottling Co., Ltd.	129,600	1,014,584
Morinaga Milk Industry Co., Ltd.	327,000	978,642
Nichiwa Sangyo Co., Ltd.	56,000	93,390
Nippon Beet Sugar Manufacturing Co., Ltd.	146,000	328,343
Nippon Flour Mills Co., Ltd.	8,000	32,692
Nissin Sugar Manufacturing Co., Ltd.	112,000	214,815
Q.P. Corp.	105,500	1,136,392
Sonton Food Industry Co., Ltd.	30,000	166,022
Yonekyu Corp.	46,000	463,820

		7,804,791

Health Care Equipment & Services 0.8%
Aloka Co., Ltd.	2,600	18,763
BML, Inc.	38,400	715,316
Create Medic Co., Ltd.	3,700	29,782
Fukuda Denshi Co., Ltd.	12,700	247,048
Hitachi Medical Corp.	97,000	755,938
Kawasumi Laboratories, Inc.	2,000	11,176
N.I.C. Corp.	42,600	186,068
Nakanishi, Inc.	300	17,070
Suzuken Co., Ltd.	33,200	870,866
Tokiwa Yakuhin Co., Ltd.	12,000	31,641

		2,883,668

See financial notes 45

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 0.9%
Aderans Holdings Co., Ltd.	84,100	612,261
Fancl Corp.	21,100	239,105
Kose Corp.	46,800	875,853
Lion Corp.	25,000	116,799
Mandom Corp.	48,400	802,059
Milbon Co., Ltd.	17,400	372,548

		3,018,625

Materials 2.5%
Arakawa Chemical Industrial Ltd.	5,700	36,165
Asahi Industries Co., Ltd.	184	222,573
Atomix Co., Ltd.	3,000	10,380
Chubu Steel Plate Co., Ltd.	97,100	571,932
Chuetsu Pulp & Paper Co., Ltd.	7,000	17,690
Earth Chemical Co., Ltd.	8,700	226,332
Fujikura Kasei Co., Ltd.	900	3,354
Fuso Chemical Co., Ltd.	12,300	78,530
Kaneka Corp.	217,000	1,072,884
Koei Chemical Co., Ltd.	1,000	2,677
Mitani Sekisan Co., Ltd.	200	836
Mitsui Chemicals, Inc.	173,000	423,466
Mory Industries, Inc.	14,000	30,704
N.E. Chemcat Corp.	41,000	402,096
Nichia Steel Works Ltd.	86,000	222,669
Nihon Kagaku Sangyo Co., Ltd.	15,000	68,694
Nippon Kodoshi Corp.	8,000	37,986
Nitto FC Co., Ltd.	6,000	26,768
Osaka Steel Co., Ltd.	42,400	710,651
Sakai Chemical Industry Co., Ltd.	289,000	825,542
Sakata Inx Corp.	6,000	16,504
Sanyo Chemical Industries Ltd.	51,000	239,067
SK Kaken Co., Ltd.	2,000	35,339
Soken Chemical & Engineering Co., Ltd.	4,100	18,448
Sumitomo Seika Chemicals Co., Ltd.	169,000	466,448
T&K Toka Co., Ltd.	10,500	51,377
Teijin Ltd.	193,000	421,695
Toagosei Co., Ltd.	446,000	1,004,198
Topy Industries Ltd.	401,000	589,363
Toyo Ink Mfg. Co., Ltd.	82,000	166,373
Toyo Kohan Co., Ltd.	4,000	12,406
Yodogawa Steel Works Ltd.	111,000	458,897

		8,472,044

Media 0.4%
Chubu-Nippon Broadcasting Co., Ltd.	800	6,079
Daiichikosho Co., Ltd.	102,400	841,236
RKB Mainichi Broadcasting Corp.	32,000	254,423
Tohokushinsha Film Corp.	500	3,556
TV Asahi Corp.	405	452,234

		1,557,528

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Nippon Shinyaku Co., Ltd.	133,000	1,178,119
Seikagaku Corp.	23,400	231,429
Torii Pharmaceutical Co., Ltd.	76,400	1,056,548

		2,466,096

Real Estate 0.1%
Hosoda Corp.	51,100	57,819
Nisshin Fudosan Co., Ltd.	61,000	109,496
Sankyo Frontier Co., Ltd.	63,000	146,837

		314,152

Retailing 2.4%
AOKl Holdings, Inc.	77,100	692,113
Aoyama Trading Co., Ltd.	98,500	1,300,406
AT-Group Co., Ltd.	20,000	153,896
Belluna Co., Ltd.	118,950	307,822
Central Automotive Products Ltd.	3,000	8,636
EDION Corp.	91,000	226,986
Felissimo Corp.	2,200	38,153
Fujitsu Business Systems Ltd.	74,200	913,720
H2O Retailing Corp.	56,000	322,877
Haruyama Trading Co., Ltd.	21,800	76,952
Hikari Furniture Co., Ltd.	1,000	3,223
J. Front Retailing Co., Ltd.	252,000	877,030
Kato Sangyo Co., Ltd.	2,400	35,249
King Co., Ltd.	64,000	125,316
Kitamura Co., Ltd.	2,100	8,787
Kohnan Shoji Co., Ltd.	42,800	368,156
Ku Co., Ltd.	52,200	115,872
Mac House Co., Ltd.	8,900	38,750
Marui Group Co., Ltd.	5,900	31,715
Nafco Co., Ltd.	40,100	370,376
Nagahori Corp.	45,000	68,192
Sazaby League, Ltd.	45,600	510,193
Senshukai Co., Ltd.	83,200	588,633
Takashimaya Co., Ltd.	172,000	996,767
Tokyo Derica Co., Ltd.	7,800	23,396
Warehouse Co., Ltd.	23,800	101,261

		8,304,477

Semiconductors & Semiconductor Equipment 0.3%
Aoi Electronics Co., Ltd.	3,000	13,724
Lasertec Corp.	10,600	56,139
Mimasu Semiconductor Industry Co., Ltd.	1,100	12,165
Mitsui High-tec, Inc.	124,000	805,541
USC Corp.	100	838

		888,407

Software & Services 0.6%
Argo Graphics, Inc.	1,200	11,895
Atlus Co., Ltd.	6,500	24,091
CAC Corp.	13,000	74,130
Computer Engineering & Consulting Ltd.	1,000	6,278
Hitachi Information Systems Ltd.	100	1,645
Hitachi Software Engineering Co., Ltd.	57,500	713,244
Hitachi System & Services Ltd.	15,800	142,356
INES Corp.	2,800	15,333
Information Services International-Dentsu Ltd.	16,600	87,975
Japan Process Development Co., Ltd.	16,600	92,431
NEC Fielding Ltd.	101,800	1,025,717
Nifty Corp.	39	35,294
Sumisho Computer Systems Corp.	700	8,075

		2,238,464

Technology Hardware & Equipment 1.6%
Canon Electronics, Inc.	2,500	30,116
Daishinku Corp.	113,000	174,190

46 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Furuno Electric Co., Ltd.	78,300	396,202
Hagiwara Electric Co., Ltd.	14,200	65,035
Hakuto Co., Ltd.	59,600	361,395
Hitachi Maxell Ltd.	135,800	986,141
Innotech Corp.	46,100	106,349
Iriso Electronics Co., Ltd.	12,300	60,287
Katsuragawa Electric Co., Ltd.	3,000	7,892
Kitagawa Industries Co., Ltd.	9,700	102,929
Nippon Antenna Co., Ltd.	3,200	17,205
Nippon Chemi-Con Corp.	127,000	263,214
OMRON Corp.	33,200	393,784
Riso Kagaku Corp.	51,500	471,522
Ryoden Trading Co., Ltd.	40,000	172,246
Ryoyo Electro Corp.	80,900	672,607
Sanshin Electronics Co., Ltd.	700	4,495
Satori Electric Co., Ltd.	13,700	53,379
Shinko Shoji Co., Ltd.	15,400	102,205
Sumida Corp.	1,300	5,861
Sun-Wa Technos Corp.	500	2,223
Toshiba Tec Corp.	401,000	1,027,471
Tsuzuki Densan Co., Ltd.	27,900	64,039

		5,540,787

Telecommunication Services 0.1%
Okinawa Cellular Telephone Co.	290	498,772

Transportation 0.8%
Hutech Norin Co., Ltd.	100	452
Isewan Terminal Service Co., Ltd.	75,000	289,114
Kawasaki Kisen Kaisha Ltd.	347,000	1,090,646
Meiko Trans Co., Ltd.	25,000	160,794
Nippon Konpo Unyu Soko Co., Ltd.	18,000	142,040
Seino Holdings Co., Ltd.	248,000	1,199,508
Tokyo Kisen Co., Ltd.	1,000	5,933

		2,888,487

Utilities 0.1%
Hokuriku Gas Co., Ltd.	5,000	13,655
Keiyo Gas Co., Ltd.	49,000	173,226
Otaki Gas Co., Ltd.	16,000	108,299
The Chubu Gas Co., Ltd.	1,000	2,448

		297,628

		88,462,350

Luxembourg 0.5%

Household & Personal Products 0.1%
Oriflame Cosmetics S.A. SDR	7,175	224,017

Telecommunication Services 0.4%
COLT Telecom Group S.A. *	1,149,000	1,432,903

		1,656,920

Malaysia 0.0%

Real Estate 0.0%
Rekapacific Berhad (a)(b) *	24,000	—

Netherlands 3.9%

Capital Goods 0.3%
Draka Holdings N.V.	119,857	860,961
Imtech N.V.	10,285	141,408

		1,002,369

Commercial & Professional Supplies 0.4%
Brunel International N.V.	20,162	253,943
Randstad Holding N.V. *	50,689	859,906
Teleplan International N.V. *	6,975	4,384
USG People N.V.	42,123	338,256

		1,456,489

Consumer Durables & Apparel 0.0%
Gamma Holding N.V.	19,774	92,075

Food, Beverage & Tobacco 0.6%
CSM	171,069	1,997,518
Koninklijike Wessanen N.V.	45,641	155,224

		2,152,742

Materials 1.3%
James Hardie Industries N.V. CDI	202,746	593,240
Koninklijke DSM N.V.	148,800	3,915,319

		4,508,559

Media 0.1%
DOCdata N.V.	17,209	135,263

Semiconductors & Semiconductor Equipment 0.0%
BE Semiconductor Industries N.V. *	62,821	133,462

Software & Services 0.0%
Ordina N.V.	11,087	39,189

Technology Hardware & Equipment 1.2%
Gemalto N.V. *	143,153	4,086,100

		13,606,248

New Zealand 0.2%

Consumer Services 0.0%
Millennium & Capthorne Hotels New Zealand Ltd.	340,586	70,446

Transportation 0.2%
Air New Zealand Ltd.	1,034,014	530,865

Utilities 0.0%
Vector Ltd.	104,900	136,452

		737,763

Portugal 0.5%

Banks 0.3%
Banif, SGPS, S.A. - Reg’d	696,000	952,135

Consumer Services 0.0%
Ibersol - SGPS, S.A.	2,871	24,509

Materials 0.0%
Corticeira Amorim S.A.	3,256	2,505

Software & Services 0.1%
Novabase, SGPS, S.A. *	50,419	277,660

Utilities 0.1%
Redes Energeticas Nacionais S.A.	97,133	405,595

		1,662,404

Republic of Korea 4.0%

Automobiles & Components 0.2%
Dong Ah Tire & Rubber Co., Ltd.	7,660	38,981
Dong-Il Corp.	1,074	36,716
Global & Yuasa Battery Co., Ltd.	17,270	284,676

See financial notes 47

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Halla Climate Control Corp.	48,220	272,000

		632,373

Capital Goods 0.1%
Kyeryong Construction Industrial Co., Ltd.	12,200	190,356
Silla Co., Ltd.	1,360	13,536
Ssangyong Engineering & Construction Co., Ltd. *	1,576	8,415

		212,307

Commercial & Professional Supplies 0.0%
Fursys, Inc.	8,000	119,140

Consumer Durables & Apparel 0.3%
Handsome Co., Ltd.	43,160	262,138
Hanssem Co., Ltd.	30,630	137,322
Intelligent Digital Integrated Security Co., Ltd.	5,300	65,867
Youngone Corp.	62,590	393,932

		859,259

Diversified Financials 0.1%
Daishin Securities Co. *	2,420	30,092
Shinyoung Securities Co., Ltd. *	12,833	339,283

		369,375

Energy 0.1%
SK Gas Co., Ltd.	8,260	349,354

Food, Beverage & Tobacco 0.7%
Binggrae Co., Ltd.	3,580	108,975
Daehan Flour Mill Co., Ltd.	1,010	75,349
Daesang Corp. *	48,600	205,141
Dongwon Industries Co., Ltd.	3,420	212,066
Lotte Chilsung Beverage Co., Ltd.	870	542,907
Lotte Confectionery Co., Ltd.	100	74,899
Lotte Samkang Co., Ltd.	2,134	213,077
Namyang Dairy Products Co., Ltd.	1,070	349,722
Nong Shim Co., Ltd.	280	43,630
Nong Shim Holdings Co., Ltd.	790	31,844
Ottogi Corp.	3,158	291,329
Samyang Corp.	8,459	215,575
TS Corp.	3,860	146,289

		2,510,803

Household & Personal Products 0.1%
Pacific Corp.	4,860	307,217

Insurance 0.4%
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF) *	38,510	352,776
Korean Reinsurance Co. *	8,630	66,730
LIG Non-Life Insurance Co., Ltd. *	67,940	664,760
Meritz Fire & Marine Insurance Co., Ltd.	118,310	335,725

		1,419,991

Materials 0.8%
Asia Cement Co., Ltd.	8,288	246,503
Hanwha Chemical Corp.	64,310	442,147
Huchems Fine Chemical Corp.	4,660	65,697
Kisco Corp.	13,062	469,784
KISWIRE Ltd.	5,320	151,039
Korea Zinc Co., Ltd.	3,870	320,705
KP Chemical Corp. *	64,730	292,309
Moorim Paper Co., Ltd.	24,820	138,516
SeAH Holdings Corp.	1,838	81,316
Taekwang Industrial Co., Ltd.	224	103,190
Unid Co., Ltd.	8,440	248,568
Young Poong Corp.	564	205,956

		2,765,730

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Chong Kun Dang Pharm Corp.	12,750	167,860
Daewoong Co., Ltd. *	10,320	170,708
Green Cross Holdings Corp.	346	15,092
Handok Pharmaceuticals Co., Ltd.	570	5,447
Hanmi Pharm Co., Ltd.	411	44,720
Il Dong Pharmaceutical Co., Ltd. *	5,763	146,349
Ilsung Pharmaceuticals Co., Ltd.	4,278	191,342
Kwang Dong Pharmaceutical Co., Ltd.	96,930	240,041

		981,559

Retailing 0.3%
Dongsuh Co., Inc.	5,050	94,566
GS Home Shopping, Inc.	5,930	219,813
GwangjuShinsegae Co., Ltd.	812	57,957
Hyundai Department Store Co., Ltd.	13,490	703,713

		1,076,049

Software & Services 0.1%
Daou Technology, Inc.	71,800	336,798
NCSoft Corp.	1,650	111,205

		448,003

Technology Hardware & Equipment 0.1%
People & Telecommunication	14,670	97,771
Sindo Ricoh Co., Ltd.	2,190	84,493

		182,264

Telecommunication Services 0.1%
LG Dacom Corp.	26,370	335,043

Transportation 0.0%
Sebang Co., Ltd.	13,360	106,100

Utilities 0.3%
Daehan City Gas Co., Ltd.	3,870	72,470
E1 Corp.	4,567	229,157
KyungDong City Gas Co., Ltd.	1,440	42,301
Samchully Co., Ltd.	5,040	419,117
Seoul City Gas Co., Ltd.	3,275	121,203
YESCO Co., Ltd.	7,350	133,722

		1,017,970

		13,692,537

Singapore 0.8%

Capital Goods 0.2%
Haw Par Corp., Ltd.	232,000	533,098
Hi-P International Ltd.	645,000	195,402

		728,500

Consumer Services 0.1%
Hotel Plaza Ltd.	354,000	209,212

Diversified Financials 0.4%
G.K. Goh Holdings Ltd.	977	280
Hong Leong Finance Ltd.	87,000	103,855
K1 Ventures Ltd.	3,842,000	302,987
Kim Eng Holdings Ltd.	544,513	476,122

48 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

UOB-Kay Hian Holdings Ltd.	527,850	382,638

		1,265,882

Food, Beverage & Tobacco 0.1%
Cerebos Pacific Ltd.	38,000	61,882
People’s Food Holdings Ltd.	800,000	257,503

		319,385

Real Estate 0.0%
Mapletree Logistics Trust	445,000	109,352
Starhill Global REIT	57,000	17,036

		126,388

Retailing 0.0%
Metro Holdings Ltd.	765,000	133,572

Technology Hardware & Equipment 0.0%
Elec & Eltek International Co., Ltd.	37,000	34,827

		2,817,766

Spain 2.3%

Capital Goods 0.1%
Abengoa S.A.	9,995	132,834
Nicolas Correa S.A.	24,923	65,912
Solaria Energia y Medio Ambiente S.A. *	34,551	70,153
Tecnocom, Telecomunicaciones y Energia S.A. *	39,087	165,105

		434,004

Commercial & Professional Supplies 0.8%
Befesa Medio Ambiente S.A. *	27,456	517,998
Prosegur, Compania de Seguridad S.A. - Reg’d	76,608	2,062,994

		2,580,992

Food, Beverage & Tobacco 1.0%
Campofrio Food Group S.A.	123,478	1,221,520
Ebro Puleva S.A.	150,768	1,769,637
Pescanova S.A.	17,100	590,358

		3,581,515

Insurance 0.3%
Grupo Catalana Occidente S.A.	78,104	923,445

Materials 0.1%
Ercros S.A. *	2,413,734	416,613
Miquel y Costas & Miquel S.A.	495	8,369

		424,982

		7,944,938

Sweden 2.4%

Capital Goods 0.1%
Addtech AB, B Shares	19,445	176,697
Consilium AB, B Shares	6,245	21,356
OEM International AB, B Shares	9,820	50,360

		248,413

Commercial & Professional Supplies 0.1%
AF AB, B Shares	15,951	207,505
Proffice AB, B Shares *	32,088	37,638

		245,143

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Biotage AB *	178,800	106,973
Meda AB, A Shares	319,794	1,892,758

		1,999,731

Real Estate 0.0%
Din Bostad AB	57,764	124,743

Software & Services 0.2%
Acando AB	266,101	348,085
Addnode AB	34,730	104,538
Connecta AB	44,187	246,790
Know IT AB	24,768	92,559
LBI International AB *	5,753	7,508
ProAct IT Group AB	14,097	72,742

		872,222

Technology Hardware & Equipment 0.1%
Pricer AB, B Shares *	2,893,471	185,957

Telecommunication Services 1.2%
Tele2 AB, B Shares	510,000	4,299,288

Transportation 0.1%
Rederi AB Transatlantic	65,778	193,002

		8,168,499

Switzerland 6.3%

Banks 0.2%
Banque Cantonale de Geneve	1,304	227,904
Banque Cantonale Vaudoise - Reg’d	926	307,013

		534,917

Capital Goods 1.2%
Carlo Gavazzi Holding AG	1,170	91,925
Conzzeta AG	1,035	1,164,099
Daetwyler Holding AG *	44,500	1,562,178
Feintool International Holding AG - Reg’d	1,932	274,054
Kardex AG *	6,490	160,317
Sulzer AG - Reg’d	11,044	569,902
Walter Meier AG, Class A - Reg’d	4,831	226,117

		4,048,592

Consumer Durables & Apparel 0.3%
Forbo Holding AG - Reg’d *	7,335	1,081,449

Consumer Services 0.8%
Kuoni Reisen Holding AG - Reg’d	11,100	2,688,731
MCH Messe Schweiz Holding AG - Reg’d	2,700	60,492

		2,749,223

Diversified Financials 0.1%
Valartis Group AG	11,876	153,539

Food, Beverage & Tobacco 0.3%
Emmi AG - Reg’d	13,172	1,167,795

Insurance 1.1%
Baloise Holding AG - Reg’d	29,013	1,854,291
Schweizerische National-Versicherungs-Gesellschaft - Reg’d	2,567	1,132,383

See financial notes 49

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Vaudoise Assurances Holding S.A. - Reg’d	6,492	799,342

		3,786,016

Materials 1.0%
Clariant AG - Reg’d *	518,000	2,010,017
CPH Chemie & Papier Holding AG - Reg’d	102	109,223
Siegfried Holding AG - Reg’d	9,738	475,193
Swissmetal Holding AG *	8,624	49,927
Vetropack Holding AG	546	599,500

		3,243,860

Real Estate 0.0%
LO Holding Lausanne-Ouchy S.A. - Reg’d	77	69,179
PAX-Anlage AG - Reg’d	60	40,105

		109,284

Retailing 0.1%
Bossard Holding AG	3,123	104,159
Dufry Group - Reg’d	4,150	62,670
Metraux Services Holding AG - Reg’d	1,503	96,385

		263,214

Technology Hardware & Equipment 0.4%
Also Holding - Reg’d *	3,777	86,366
Inficon Holding AG - Reg’d	8,287	615,398
Phoenix Mecano AG	3,582	770,995

		1,472,759

Transportation 0.2%
The Jungfraubahn Holding AG - Reg’d	21,324	779,003

Utilities 0.6%
Energiedienst Holding AG - Reg’d *	49,560	2,133,426

		21,523,077

United Kingdom 16.2%

Capital Goods 2.3%
Balfour Beatty plc	64,352	301,772
Bodycote plc	66,762	118,791
Carr’s Milling Industries plc	27,358	173,810
Galliford Try plc	1,167,347	668,627
Hampson Industries plc	5,480	7,106
J. Smart & Co. (Contractors) plc	34,041	159,963
Keller Group plc	184,222	1,298,463
Meggitt plc	1,007,777	1,854,639
MS International plc	19,986	21,459
Qinetiq plc	1,598,309	3,029,012
Trifast plc	205,179	25,939
Waterman Group plc	55,702	26,784

		7,686,365

Commercial & Professional Supplies 0.4%
Communisis plc	409,580	163,028
Management Consulting Group plc	707,895	304,349
OPD Group plc	72,614	41,047
Sthree plc	214,013	533,563
Tribal Group plc	169,542	236,677

		1,278,664

Consumer Services 2.7%
J.D. Wetherspoon plc	157,742	956,711
Millennium & Copthorne Hotels plc	134,938	332,614
Sportech plc *	10,493	11,114
Thomas Cook Group plc	1,104,100	3,802,042
Whitbread plc	375,546	4,241,166

		9,343,647

Diversified Financials 0.7%
Close Brothers Group plc	64,819	498,858
Investec plc	453,766	1,899,948

		2,398,806

Food, Beverage & Tobacco 0.3%
Britvic plc	284,902	922,438

Health Care Equipment & Services 0.0%
Biocompatibles International plc *	26,450	47,841

Household & Personal Products 0.2%
McBride plc	457,325	758,550

Insurance 1.2%
Friends Provident plc	482,739	478,671
Hardy Underwriting Bermuda Ltd.	237,099	877,696
Jardine Lloyd Thompson Group plc	196,977	1,237,230
Old Mutual plc	1,395,250	1,038,718
St. James’s Place plc	214,695	513,394

		4,145,709

Materials 0.9%
British Polythene Industries plc	87,500	152,952
DS Smith plc	287,249	205,871
Elementis plc	1,225,784	482,165
Mondi plc	1,043,140	2,210,150

		3,051,138

Media 0.4%
4imprint plc	108,000	175,620
Aegis Group plc	228,750	271,216
Chime Communications plc	19,646	19,492
Informa plc	260,528	981,533

		1,447,861

Retailing 1.2%
Home Retail Group plc	1,100,000	3,541,702
JD Sports Fashion plc	106,888	474,122
John Menzies plc	186,564	161,967
Woolworths Group plc (a)(b)	1,644,060	—

		4,177,791

Semiconductors & Semiconductor Equipment 0.1%
Dialog Semiconductor plc *	108,672	158,349

Software & Services 1.9%
Alphameric plc *	70,330	19,417
Computacenter plc	486,681	803,252
Dimension Data Holdings plc	1,470,592	856,964
Intec Telecom Systems plc *	1,089,775	538,468
Logica plc	4,085,000	3,724,175
Phoenix IT Group Ltd.	332,300	690,951

		6,633,227

Technology Hardware & Equipment 0.6%
Acal plc	64,850	87,923
Dialight plc	19,573	32,138
Oxford Instruments plc	69,597	109,242
Spectris plc	295,381	1,703,479

50 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

TT electronics plc	165,496	47,430
Vislink plc	263,135	86,861

		2,067,073

Telecommunication Services 1.0%
Cable & Wireless	1,751,209	3,502,071

Transportation 2.0%
Arriva plc	559,076	2,971,543
Braemar Shipping Services plc	64,440	204,135
Clarkson plc	14,765	103,045
FirstGroup plc	911,527	3,496,867
National Express Group plc	77,142	167,673

		6,943,263

Utilities 0.3%
Drax Group plc	145,704	1,079,301

		55,642,094

Total Common Stock (Cost $498,557,725)		327,579,410

Preferred Stock 0.8% of net assets

Austria 0.0%
MIBA AG	747	75,076

Canada 0.1%
FirstService Corp.	9,735	144,078

Germany 0.7%
Draegerwerk AG & Co. KGAA	11,938	255,951
Einhell Germany AG	12,414	202,031
Jungheinrich AG	47,379	505,875
Sanacorp Pharmaholding AG	884	15,108
Sto AG	35,109	1,557,682

		2,536,647

Total Preferred Stock (Cost $4,776,295)		2,755,801

Rights 0.0% of net assets

Australia 0.0%
Iba Health Group Ltd. (a) *	54,108	2,258

Total Rights (Cost $—)		2,258

Warrants 0.0% of net assets

Bermuda 0.0%
Champion Technology Holdings Ltd. *	699,944	903
Col Capital Ltd. *	280,000	361

Total Warrants (Cost $—)		1,264

Other Investment Company 1.5% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	4,967,012	4,967,012

Total Other Investment Company (Cost $4,967,012)		4,967,012

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $513,873,122 and the unrealized appreciation and depreciation were $10,775,267 and ($189,342,644), respectively, with a net unrealized depreciation of ($178,567,377).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $306,999,441 were adjusted from their closing market values following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
(b)	Illiquid security. At the period end, the value of these amounted to $38,541 or 0% of net assets.
CDI — CHESS Depositary Interest
Reg’d — Registered
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

See financial notes 51

 Laudus Rosenberg International Small Capitalization Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $508,301,032)		$335,305,745
Foreign currency, at value (cost $5,301,561)		5,274,454
Receivables:
Investments sold		3,519,337
Dividends		2,395,239
Fund shares sold		441,890
Interest		1,659
Foreign tax reclaims	+	556,506

Total assets		347,494,830

Liabilities
Payables:
Investments bought		2,878,877
Investment adviser fees		30,390
Fund shares redeemed		468,789
Distribution and shareholder services fees		263,292
Trustee’s retirement plan		38,235
Accrued expenses	+	217,244

Total liabilities		3,896,827

Net Assets
Total assets		347,494,830
Total liabilities	−	3,896,827

Net assets		$343,598,003
Net Assets by Source
Capital received from investors		882,490,269
Net investment income not yet distributed		275,406
Net realized capital losses		(366,097,537)
Net unrealized capital losses		(173,070,135)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$147,607,585		18,954,264		$7.79
Select Shares	$195,990,418		24,916,457		$7.87

52 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Statement of
Operations
For April 1, 2008 through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $2,577,277)		$24,661,787
Interest		200,316
Securities on loan	+	794,916

Total Investment Income		25,657,019

Net Realized Gains and Losses
Net realized losses on investments		(284,978,805)
Net realized losses on foreign currency transactions	+	(2,286,105)

Net realized losses		(287,264,910)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(218,028,530)
Net unrealized losses on foreign currency translations	+	(70,380)

Net unrealized losses		(218,098,910)

Expenses
Investment adviser fees		7,158,021
Transfer agent fees		154,051
Distribution and shareholder services fees (Investor Shares)		827,510
Sub-Accounting fees (Investor Shares)		418,251
Custodian fees		407,593
Accounting and administration fees		112,418
Shareholder reports		85,228
Professional fees		68,988
Registration fees		36,459
Interest expense		2,848
Other expenses	+	97,982

Total expenses		9,369,349
Custody credits	−	1,311

Net expenses		9,368,038

Increase (Decrease) in Net Assets from Operations
Total investment income		25,657,019
Net expenses	−	9,368,038

Net investment income		16,288,981
Net realized losses		(287,264,910)
Net unrealized losses	+	(218,098,910)

Decrease in net assets from operations		($489,074,839)

See financial notes 53

 Laudus Rosenberg International Small Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/08-3/31/09	4/1/07-3/31/08
Net investment income		$16,288,981	$31,943,187
Net realized gains (losses)		(287,264,910)	54,346,298
Net unrealized losses	+	(218,098,910)	(298,240,524)

Decrease in net assets from operations		(489,074,839)	(211,951,039)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		4,469,511	21,597,431
Select Shares	+	7,704,614	34,839,457

Total distributions from net investment income		12,174,125	56,436,888

Distributions from net realized gains
Investor Shares		—	94,400,404
Select Shares	+	—	131,923,248

Total distributions from net realized gains		—	226,323,652

Total distributions		$12,174,125	$282,760,540

Transactions in Fund Shares[1]

		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		513,126	$6,697,143	3,984,585	$92,413,634
Select Shares	+	5,524,993	71,369,166	13,114,742	300,629,366

Total shares sold		6,038,119	$78,066,309	17,099,327	$393,043,000

Shares Reinvested
Investor Shares		416,709	$3,817,051	5,729,048	$97,508,406
Select Shares	+	733,865	6,788,252	8,381,438	144,495,987

Total shares reinvested		1,150,574	$10,605,303	14,110,486	$242,004,393

Shares Redeemed
Investor Shares		(13,266,975)	($162,910,757)	(17,838,760)	($349,737,839)
Select Shares	+	(17,446,448)	(217,326,237)	(31,657,552)	(585,177,294)

Total shares redeemed		(30,713,423)	($380,236,994)	(49,496,312)	($934,915,133)

Net transactions in fund shares		(23,524,730)	($291,565,382)	(18,286,499)	($299,867,740)

Shares Outstanding and Net Assets
		4/1/08-3/31/09		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		67,395,451	$1,136,412,349	85,681,950	$1,930,991,668
Total decrease	+	(23,524,730)	(792,814,346)	(18,286,499)	(794,579,319)

End of period		43,870,721	$343,598,003	67,395,451	$1,136,412,349

Net investment income not yet distributed / (distribution in excess of net investment income)			$275,406		($4,769,775)

[1]	Effective on July 31, 2008, the Institutional Shares were redesignated as Select Shares.

54 See financial notes

 Laudus Rosenberg International Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Rosenberg Funds in this report is a series of Laudus Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund	Laudus Mondrian International Equity Fund Laudus Mondrian Global Equity Fund Laudus Mondrian Emerging Markets Fund Laudus Mondrian International Fixed Income Fund

As of May 31, 2007, the Laudus Rosenberg International Small Capitalization Fund closed to all investors, except the Fund will continue to offer shares to certain qualified retirement plans and through reinvestment of dividends and capital gains.

The Institutional Shares were redesignated as Select Shares effective July 31, 2008, for all Laudus Rosenberg Funds.

Each Fund is authorized to issue an unlimited number of Investor Shares and Select Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its accounts, each Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market values adjusted for changes in value that may occur between the close of foreign exchange and the time at which Funds’ shares are priced. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

•	Short-term debt securities (60 days or less to maturity): valued at amortized cost, when it approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act for a given day.

 55

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Portfolio Investments:

Futures Contract: The Funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a Fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Currency Contract: The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the Funds’ financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the Funds could sustain a loss.

Real Estate Investment Trusts: Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Securities Lending: Under the Securities Lending Program, securities held by the Funds may be loaned by State Street Corporation, as agent, to certain brokers (the “Borrowers”). The Borrowers provide cash or U.S. government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. There were no securities on loan as of March 31, 2009.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

56

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A Fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year, if any.

(g) Custody Credit

Certain Funds have an arrangement with their custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) Accounting Pronouncements

The Funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective April 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

 57

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009:

	Laudus Rosenberg International		Laudus Rosenberg International		Laudus Rosenberg International
	Equity Fund		Discovery Fund		Small Cap Fund
	Investments in	Other Financial	Investments in	Other Financial	Investments in	Other Financial
	Securities	Instruments*	Securities	Instruments*	Securities	Instruments*

Level 1	$673,541	$—	$28,992,344	$—	$28,166,856	$—
Level 2	38,701,247	—	182,175,439	—	306,999,441	—
Level 3	—	—	900,799	—	139,448	—
	$39,374,788	$—	$212,068,582	$—	$335,305,745	$—

*	The Funds have no Other Financial Instruments at the end of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Laudus Rosenberg	Laudus Rosenberg
	International	International
	Discovery Fund	Small Capitalization Fund

Balance as of 03/31/08	$203	$796,628
Accrued discount/premiums	—	—
Realized gain (loss)	(329,411)	(1,830,797)
Change in unrealized appreciation/depreciation)	(118,390)	302,131
Net purchase (sales)	761,135	689,636
Transfer in and/or out of Level 3	587,262	181,850
Balance as of 03/31/09	$900,799	$139,448

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying statement of operations. Net unrealized gains (losses) relate to those financial instruments held by the Fund at March 31, 2009.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 on the Funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the Funds’ financial statement disclosures.

58

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

3. Risk factors:

Investing in the Funds may involve certain risks including, but not limited to, those described below:

An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund’s portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. This risk is significant for all Funds.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or stocks of mid- or small-size companies, for instance—the Fund’s performance also will lag those investments.

A Fund may also be subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments—bonds or stocks of large-size companies, for instance—the Fund’s performance also will lag those investments.

Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “Manager”) is the investment adviser of the Funds and manages the Funds’ business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, the Investment Adviser is entitled to receive an annual fee, payable monthly, based on the Funds’ average daily net assets described as follows.

	Laudus Rosenberg	Laudus Rosenberg
	International	International
Average daily net assets	Equity Fund	Discovery Funds

First $1 billion	0.85%	1.00%
$1 billion to $2 billion	0.80%	0.95%
Over $2 billion	0.775%	0.95%

	Laudus Rosenberg
	International
	Small Capitalization Fund

First $500 million	1.00%
Over $500 million	0.95%

CSIM (not the Funds) pays a portion of the management fees it receives to AXA Rosenberg in return for its services.

CSIM has contractually agreed, until at least July 30, 2011, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring

 59

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Investor Shares	Select Shares

Laudus Rosenberg International Equity Fund	1.40%	1.12%
Laudus Rosenberg International Discovery Fund	1.65%	1.35%
Laudus Rosenberg International Small Capitalization Fund	1.79%	1.49%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2009, the balance of recoupable expenses is as follows:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	International	International	International Small
Expire	Equity Fund	Discovery Fund	Capitalization Fund

2010	$0	$196,269	$—
2011	145,842	516,875	—

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2009, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Other Shareholders Services:

Boston Financial Data Services, Inc. (BFDS) provides the transfer agent services to the Funds, and receives transfer agent fees from the Funds as shown in the Statement of Operations.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor — ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the Independent Trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any Independent Trustee may increase or decrease based on the performance of the Funds.

7. Borrowing from Banks:

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund have access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing.

60

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

7. Borrowing from Banks (continued):

There were no borrowings from the line of credit by the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operation. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales of Investment Securities:

For the period ended March 31, 2009, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg International Equity Fund	$100,139,564	$121,656,039
Laudus Rosenberg International Discovery Fund	560,278,058	417,504,051
Laudus Rosenberg International Small Capitalization Fund	565,299,812	823,485,820

9. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(4/1/08-3/31/09)	(4/1/07-3/31/08)

Laudus Rosenberg International Equity Fund	$2,414	$1,697
Laudus Rosenberg International Discovery Fund	17,228	66,859
Laudus Rosenberg International Small Capitalization Fund	953	32,882

10. Other:

As of the close of business on September 18, 2008, Lehman Brothers Holdings Inc. was in default of the security lending agreement with the Laudus Rosenberg International Small Capitalization Fund (“the Fund”). As a result the Fund took possession of the collateral and repurchased the securities on loan through open market purchases. The collateral held exceeded the replacement value of the securities. In accordance with Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (“FAS 140”) the Fund recognized the following gains or losses that are not recognized for federal income tax purposes:

Laudus Rosenberg International Small Capitalization Fund	($794,628)

11. Federal Income Taxes:

As of March 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	International	International	International Small
	Equity Fund	Discovery Fund	Capitalization Fund

Undistributed Ordinary Income	$224,765	$961,888	$1,863,323
Undistributed long-term capital gains	—	—	—
Unrealized appreciation	486,140	7,757,486	10,775,267
Unrealized depreciation	(17,960,502)	(64,783,359)	(189,342,644)
Other unrealized appreciation/(depreciation)	(12,490)	(82,844)	(74,848)
Net unrealized appreciation/(depreciation)	($17,486,852)	($57,108,717)	($178,642,225)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investment is the tax deferral of losses on wash sales and Passive Foreign Investment Companies (PFIC).

 61

 Laudus Rosenberg International Equity Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

For tax purposes, capital loss carry forwards may be used to offset future realized capital gains. As of March 31, 2009, the Funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	International	International	International Small
Expire	Equity Fund	Discovery Fund	Capitalization Fund

2017	$13,664,040	$61,437,260	$151,052,643

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009 the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	International	International	International Small
	Equity Fund	Discovery Fund	Capitalization Fund

Capital losses deferred	$19,176,919	$86,808,240	$211,022,483
Currency losses deferred	—	—	—
Capital losses utilized	—	—	—

The tax-basis components of distributions paid during the current and prior periods were:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	International	International	International Small
	Equity Fund	Discovery Fund	Capitalization Fund

Current period distributions
Ordinary income	$2,412,454	$5,099,501	$12,174,125
Long-term capital gains	9,394	—	—
Return of capital	—	—	—
Prior period distributions
Ordinary income	$6,985,862	$9,290,498	$121,519,374
Long-term capital gains	5,011,878	1,136,233	161,241,166
Return of capital	$—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of March 31, 2009, the Funds made the following reclassifications:

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	International	International	International Small
	Equity Fund	Discovery Fund	Capitalization Fund

Capital Shares	$—	$—	$—
Undistributed net investment income	14,464	532,650	930,325
Net realized capital gains and losses	(14,464)	(532,650)	(930,325)

As of March 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2009, the Funds did not incur any interest or penalties.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund (three of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2009

 63

Other Federal Tax Information (unaudited)

The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2009, and the respective foreign source income on the Funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Rosenberg International Equity Fund	$342,777	$3,725,090
Laudus Rosenberg International Discovery Fund	892,588	9,743,132
Laudus Rosenberg International Small Capitalization Fund	1,969,446	27,239,064

For the fiscal year ended March 31, 2009, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Laudus Rosenberg International Equity Fund	$2,755,231
Laudus Rosenberg International Discovery Fund	5,570,645
Laudus Rosenberg International Small Capitalization Fund	13,837,499

For the fiscal year ended March 31, 2009, the Funds hereby designate the following amounts as capital gain dividends:

Laudus Rosenberg International Equity Fund	$9,394
Laudus Rosenberg International Discovery Fund	—
Laudus Rosenberg International Small Capitalization Fund	—

64

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2009, the Fund Complex included 83 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	14	None

 65

Interested Trustees
Number of
	Principal	Portfolios in
	Occupation(s)	Fund Complex
Name, Address[1] and Year of Birth;	During the	Overseen by
(Term of Office, and Length of Time Served2)	Past Five Years	the Trustee	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	14	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Bari Havlik 1961 (3/09-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since March 2009.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

66

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

 67

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

The S&P Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The S&P Developed ex US SmallCap Index is a float-adjusted index which measures the performance of small companies (approximately the bottom 15% by market capitalization) in 25 developed equity markets.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

68

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41683-01

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
          (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).
          (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.
3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS H. HAKANSSON, WHO IS “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2009: $316,053                     2008: $283,520
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2009: $51,540                     2008: 43,205
Nature of these services: Agreed upon services in regards to service provider conversion.
        In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2009: $154,620                     2008: $86,410
        Nature of these services: preparation and review of tax returns.
        In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2009: NONE       2008: NONE

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
             In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2009: $206,160                     2008: $175,918
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
2009: NONE                      2008: $1,014,998
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jeffrey Mortimer and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) The Laudus Trust

By:	/S/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 05/13/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 05/13/2009

By:	/S/ George Pereira
George Pereira
Principal Financial Officer

Date: 05/13/2009